OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05686
AIM Investment Securities Funds

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 100 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 2/28/10

Item 1. Reports to Stockholders.

AIM Core Bond Fund
Annual Report to Shareholders    February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
14	Financial Statements
17	Notes to Financial Statements
26	Financial Highlights
27	Auditor’s Report
28	Fund Expenses
29	Tax Information
T-1	Trustees and Officers
EX-99.CODE ETH
EX-99.CERT
EX-99.906CERT

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy — reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards — and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information — like that available at our website — together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Core Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Core Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, Class A Shares of AIM Core Bond Fund, at net asset value (NAV), outperformed the Fund’s broad market and style-specific index, the Barclays Capital U.S. Aggregate Index. The Fund’s outperformance relative to the index was mainly due to its overweight allocation to corporate bonds in the financials sector and security selection within both investment grade corporate bonds and mortgage-backed securities (MBS).
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.15%

Class B Shares	5.69

Class C Shares	5.69

Class R Shares	6.00

Class Y Shares	6.30

Institutional Class Shares	6.43

Barclays Capital U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	4.26

Lipper Intermediate Investment Grade Debt Funds Index▼ (Peer Group Index)	7.18

▼	Lipper Inc.

How we invest
We invest primarily in investment grade fixed income securities represented by the sector categories within the Barclays Capital U.S. Aggregate Index. We may also invest in derivative instruments such as futures contracts and swap agreements (including but not limited to credit default swaps) and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. Up to 25% of the total assets of the Fund may be invested in foreign securities (up to 5% in non-U.S. dollar-denominated issues).
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to capture the maximum total return consistent with preservation of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Working closely with sector specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations, and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad-based economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth had also begun to rebound, but some sovereign risks, such as the one involving Greece’s debt problems, and persistent private sector concerns, such as those involving the investment company Dubai World, remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative easing, ending the purchase of U.S. Treasuries, and extending the period for buying agency MBS and agency debentures. In doing so, the Fed worked to promote economic recovery by keeping

Portfolio Composition
By security type, based on total investments

Bonds & Notes	33.2%

U.S. Government Sponsored

Mortgage-Backed Securities	27.5

Asset-Backed Securities	20.3

U.S. Treasury Securities	14.4

Money Market Funds	4.6

Total Net Assets	$324.7 million

Total Number of Holdings*	293

Top Five Fixed Income Issuers*

1.	Federal Home Loan Mortgage Corp.	20.7%

2.	U.S. Treasury	18.2

3.	Federal National Mortgage Association	16.3

4.	Bear Stearns Commercial Mortgage Trust	4.7

5.	Morgan Stanley	3.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Core Bond Fund

long-term interest rates low and making more money available to consumers and businesses.
     For the reporting period, Treasury yields increased for longer maturities (30 years), as the U.S. economy showed signs of recovery which reduced “fear”-driven trades.2 Additionally, the Treasury was actively trying to extend the term of the Treasury debt maturities. At the same time, yields of Treasuries with maturities of five years and shorter fell as demand and monetary policy favored securities in this category.2 The result was a steeper yield curve, with longer maturity securities underperforming their shorter maturity counterparts due mainly to concerns about inflation and the market’s ability to absorb increased Treasury issuance.2 Credit spreads, the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk, narrowed as investors’ growing appetite for risk benefited valuations for non-government bonds.2
     Fund performance during the seven-month reporting period was most heavily influenced by the timing and magnitude of our sector allocation decisions. Sustained overweight allocations across investment grade corporate bonds, particularly in the financials and utilities sectors, commercial MBS and smaller tactical allocations to select asset-backed securities (ABS) sub-sectors versus the benchmark had positive effects on Fund performance. Concurrent underweight positioning in cash, Treasuries and government-related sectors also proved beneficial as relatively riskier assets outperformed cash and government bonds during the reporting period. Additionally, mortgage dollar roll activities contributed to incremental performance.
     Performance from security selection was mixed across sectors, but positive on a relative and absolute basis. Contributions from security selection in the agency MBS, telecommunication services/media/technology and transport asset classes were largely offset by the negative effects of security selection within the commercial MBS, financials and consumer non-cyclicals asset classes.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration positioning was mixed over the period, but overall it had a small positive effect. Our neutral-to-benchmark duration positioning was generally helpful in protecting the portfolio’s relative performance as rates moved throughout the period. We used U.S. Treasury note futures contracts to help manage portfolio duration within its target range of plus or minus 1.5 years of the benchmark’s duration.
     The Fund’s yield curve positioning, emphasizing points on the yield curve with the greatest return potential, had a small negative effect on performance. The portfolio was positioned close to neutral to its style-specific benchmark, with a slight bias toward a flattening yield curve (longer maturity bonds expected to outperform shorter maturity bonds) during much of the period. This was somewhat detrimental overall as the increase in longer maturity Treasury supply and concerns of future inflation caused the yield curve to become steeper.
     Thank you for investing in AIM Core Bond Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bloomberg L.P.; Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM Core Bond Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Senior portfolio manager, is manager of AIM Core Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.

5	AIM Core Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 12/31/01
1  Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	AIM Core Bond Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares

Inception (12/31/01)	2.90%

5 Years	1.16

1 Year	7.73

Class B Shares

Inception (12/31/01)	2.78%

5 Years	1.06

1 Year	7.26

Class C Shares

Inception (12/31/01)	2.75%

5 Years	1.38

1 Year	11.26

Class R Shares

Inception	3.28%

5 Years	1.89

1 Year	12.83

Class Y Shares

Inception	3.56%

5 Years	2.21

1 Year	13.37

Institutional Class Shares

Inception	3.76%

5 Years	2.48

1 Year	13.52
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (12/31/01)	2.68%

5 Years	0.72

1 Year	1.41

Class B Shares

Inception (12/31/01)	2.55%
5 Years	0.64

1 Year	0.79

Class C Shares

Inception (12/31/01)	2.55%

5 Years	0.98

1 Year	4.79

Class R Shares

Inception	3.08%

5 Years	1.48

1 Year	6.32

Class Y Shares

Inception	3.35%

5 Years	1.77

1 Year	6.73

Institutional Class Shares

Inception	3.55%

5 Years	2.05

1 Year	6.75
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 0.81%, 1.56%, 1.56%, 1.06%, 0.56% and 0.56%, respectively.1,2 The total annual
Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.14%, 1.89%, 1.89% 1.39%, 0.89% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance of Class A, B, C, R and Y shares would have been lower.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2011. See current prospectus for more information.

continued from page 8
based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	AIM Core Bond Fund

AIM Core Bond Fund’s investment objective is maximum total return consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Lipper Intermediate Investment Grade Debt Funds Index is an unmanaged index considered representative of intermediate investment grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	TBRAX
Class B Shares	TBRDX
Class C Shares	TBRCX
Class R Shares	TBRRX
Class Y Shares	TBRYX
Institutional Shares	TBRIX

8	AIM Core Bond Fund

Schedule of Investments(a)

February 28, 2010

	Principal
	Amount	Value

Bonds & Notes–41.98%
Airlines–1.47%
American Airlines, Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	$2,000,000	$2,013,000

Continental Airlines Inc., Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	1,646,041	1,773,609

Delta Air Lines, Inc., Series 2009-1, Class A, Pass Through Ctfs., 7.75%, 12/17/19	955,000	1,002,153

		4,788,762

Apparel Retail–0.32%
TJX Cos., Inc. (The), Sr. Unsec. Notes, 6.95%, 04/15/19	865,000	1,025,744

Broadcasting–0.61%
COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	1,170,000	1,473,532

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(b)	483,000	498,631

		1,972,163

Cable & Satellite–1.01%
Comcast Corp., Sr. Unsec. Gtd. Notes, 6.40%, 03/01/40	2,715,000	2,761,812

Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.00%, 02/01/20	515,000	511,175

		3,272,987

Communications Equipment–0.43%
Motorola Inc., Sr. Unsec. Unsub. Global Notes, 8.00%, 11/01/11	1,270,000	1,383,292

Computer & Electronics Retail–0.69%
Best Buy Co. Inc., Sr. Unsec. Unsub. Global Notes, 6.75%, 07/15/13	2,010,000	2,244,320

Computer Hardware–0.28%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 4.75%, 06/02/14	835,000	907,475

Diversified Banks–4.50%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,080,000	1,086,016

Banco do Brasil S.A. (Brazil), Sr. Unsec. Notes, 4.50%, 01/22/15(b)	1,840,000	1,887,742

6.00%, 01/22/20(b)	1,000,000	1,011,182

Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.75%, 05/22/19	2,435,000	2,691,717

HBOS PLC (United Kingdom), Unsec. Sub. Notes, 6.75%, 05/21/18(b)	1,000,000	926,598

JPMorgan Chase Capital XXVII, Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,300,000	2,331,756

Lloyds TSB Bank PLC (United Kingdom), Sr. Unsec. Unsub. Floating Rate Medium-Term Euro Notes, 3.75%, 04/17/14(c)	135,000	140,730

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Unsub. Medium-Term Notes, 4.88%, 08/25/14(b)	1,560,000	1,589,996

Standard Chartered PLC (United Kingdom), Sr. Unsec. Unsub. Notes, 5.50%, 11/18/14(b)	1,880,000	2,052,740

Wachovia Corp. Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	830,000	900,102

		14,618,579

Diversified Capital Markets–0.80%
Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	350,000	353,338

UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.35%, 02/23/12(c)	1,000,000	1,000,624

Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	1,200,000	1,239,570

		2,593,532

Electric Utilities–2.68%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	585,000	619,699

DCP Midstream LLC, Sr. Unsec. Unsub. Notes, 9.75%, 03/15/19(b)	955,000	1,215,255

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,270,000	1,300,829

Indiana Michigan Power Co., Series I, Sr. Unsec. Unsub. Notes, 7.00%, 03/15/19	1,000,000	1,148,234

Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/21	2,685,000	2,766,987

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	770,000	833,839

Virginia Electric & Power Co., Sr. Unsec. Unsub. Notes, 5.00%, 06/30/19	780,000	808,535

		8,693,378

Health Care Equipment–0.33%
Boston Scientific Corp., Sr. Unsec. Unsub. Notes, 6.00%, 01/15/20	1,080,000	1,076,475

Health Care Services–0.86%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 06/15/14	2,500,000	2,797,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Core Bond Fund

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–1.40%
Hyatt Hotels Corp., Sr. Unsec. Unsub. Notes, 5.75%, 08/15/15(b)	$2,395,000	$2,490,767

Wyndham Worldwide Corp., Sr. Unsec. Unsub. Notes, 7.38%, 03/01/20	2,055,000	2,067,844

		4,558,611

Independent Power Producers & Energy Traders–0.40%
Colbun S.A. (Chile), Sr. Unsec. Notes, 6.00%, 01/21/20(b)	1,290,000	1,296,523

Industrial Conglomerates–0.65%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	1,000,000	1,022,985

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	925,000	1,072,673

		2,095,658

Integrated Telecommunication Services–2.33%
AT&T Inc., Sr. Unsec. Unsub. Global Notes, 6.70%, 11/15/13	1,000,000	1,140,604

British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	2,390,000	2,530,481

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Unsub. Global Bonds, 8.00%, 10/01/10	1,575,000	1,638,366

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	1,150,000	1,192,439

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	1,062,000	1,068,176

		7,570,066

Investment Banking & Brokerage–3.46%
Goldman Sachs Group Inc. (The), Sr. Medium-Term Notes, 6.00%, 05/01/14	780,000	858,125

Unsec. Sub. Global Notes, 6.75%, 10/01/37	520,000	506,864

Jefferies Group Inc., Sr. Unsec. Notes, 8.50%, 07/15/19	2,055,000	2,287,577

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	2,125,000	2,293,747

Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,960,000	1,947,623

Sr. Unsec. Unsub. Medium-Term Global Notes, 5.95%, 12/28/17	1,430,000	1,487,421

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Unsub. Notes, 4.15%, 12/01/14	240,000	242,153

5.60%, 12/01/19	1,585,000	1,604,642

		11,228,152

Life & Health Insurance–1.67%
MetLife Inc., Sr. Unsec. Global Notes, 7.72%, 02/15/19	665,000	773,074

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	1,385,000	1,477,723

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(c)	1,640,000	1,765,002

Series D, Sr. Unsec. Unsub. Medium-Term Notes, 3.88%, 01/14/15	1,405,000	1,418,870

		5,434,669

Life Sciences Tools & Services–0.50%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	1,590,000	1,638,793

Managed Health Care–0.70%
UnitedHealth Group Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	2,120,000	2,257,427

Mortgage Backed Securities–0.43%
U.S. Bank N.A., Sr. Unsec. Unsub. Medium-Term Global Notes, 5.92%, 05/25/12	1,349,637	1,407,197

Multi-Line Insurance–1.15%
Metropolitan Life Global Funding I, Sr. Sec. Unsub. Global Notes, 5.13%, 04/10/13(b)	3,460,000	3,720,058

Multi-Utilities–1.21%
Nisource Finance Corp., Sr. Unsec. Gtd. Unsub. Notes, 7.88%, 11/15/10	1,500,000	1,565,820

Pacific Gas & Electric Co., Sr. Unsec. Notes, 6.25%, 12/01/13	1,300,000	1,473,076

Sr. Unsec. Unsub. Notes, 5.40%, 01/15/40	900,000	874,699

		3,913,595

Office REIT’s–0.35%
Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	1,155,000	1,145,379

Oil & Gas Exploration & Production–0.57%
Anadarko Petroleum Corp., Sr. Unsec. Unsub. Notes, 7.63%, 03/15/14	50,000	58,006

Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40(b)	510,000	547,258

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Unsub. Global Notes, 5.75%, 01/20/20	605,000	616,443

6.88%, 01/20/40	625,000	634,471

		1,856,178

Oil & Gas Storage & Transportation–3.06%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Unsub. Notes, 7.63%, 02/15/12	3,615,000	4,006,532

Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,270,000	2,344,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Core Bond Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)

Williams Partners L.P., Sr. Unsec. Notes, 3.80%, 02/15/15(b)	$2,405,000	$2,431,833

6.30%, 04/15/40(b)	1,130,000	1,149,329

		9,932,040

Other Diversified Financial Services–5.11%
Bear Stearns Cos. LLC (The), Sr. Unsec. Unsub. Floating Rate Notes, 0.65%, 07/19/10(c)	2,290,000	2,293,640

Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	1,090,000	1,118,397

CDP Financial Inc. (Canada), Sr. Unsec. Gtd. Notes, 3.00%, 11/25/14(b)	2,605,000	2,599,222

Citigroup Inc., Sr. Unsec. Global Notes, 8.50%, 05/22/19	500,000	577,729

Sr. Unsec. Unsub. Global Notes, 5.10%, 09/29/11	1,670,000	1,746,297

Countrywide Financial Corp., Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 5.80%, 06/07/12	1,940,000	2,065,210

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 5.50%, 01/08/20	1,000,000	1,004,959

Series A, Sr. Unsec. Unsub. Medium-Term Global Notes, 6.88%, 01/10/39	1,365,000	1,432,758

Merrill Lynch & Co. Inc., Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,530,000	3,741,970

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-10/03/06; Cost $1,104,600)(b)(c)(d)(e)	1,110,000	3,607

		16,583,789

Packaged Foods & Meats–0.36%
Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	940,000	951,795

Sr. Unsec. Unsub. Global Notes, 4.13%, 02/09/16	225,000	229,351

		1,181,146

Pharmaceuticals–0.75%
Roche Holdings Inc., Sr. Unsec. Gtd. Unsub. Notes, 4.50%, 03/01/12(b)	1,520,000	1,616,793

5.00%, 03/01/14(b)	740,000	804,167

		2,420,960

Regional Banks–0.81%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,475,000	1,487,147

5.13%, 02/08/20	1,135,000	1,154,391

		2,641,538

Research & Consulting Services–0.16%
ERAC USA Finance Co., Sr. Unsec. Gtd. Unsub. Notes, 8.00%, 01/15/11(b)	500,000	525,001

Sovereign Debt–0.43%
Brazilian Government International Bond (Brazil), Sr. Unsec. Unsub. Global Notes, 5.88%, 01/15/19	1,315,000	1,398,009

Specialized Finance–1.32%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Unsub. Notes, 4.00%, 01/15/15	1,415,000	1,417,408

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	2,130,000	2,871,807

		4,289,215

Specialized REIT’s–0.28%
Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	865,000	898,417

Steel–0.90%
ArcelorMittal (Luxembourg), Sr. Unsec. Unsub. Global Bonds, 9.00%, 02/15/15	845,000	1,015,971

Sr. Unsec. Unsub. Global Notes, 7.00%, 10/15/39	1,920,000	1,922,735

		2,938,706

Total Bonds & Notes (Cost $130,249,213)		136,305,444

U.S. Government Sponsored Mortgage-Backed Securities–34.67%
Federal Home Loan Mortgage Corp. (FHLMC)–18.05%
Pass Through Ctfs., 6.00%, 08/01/14 to 02/01/34	1,406,234	1,520,292

5.50%, 05/01/16 to 02/01/37	60,415	64,748

6.50%, 05/01/16 to 08/01/32	52,009	56,722

7.00%, 06/01/16 to 10/01/34	4,196,159	4,656,775

7.50%, 04/01/17 to 03/01/32	1,722,443	1,979,530

6.50%, 10/01/17 to 08/01/34(f)	281,083	305,795

5.00%, 07/01/34	1,265,218	1,319,865

Pass Through Ctfs., TBA, 4.50%, 03/01/40(g)	7,500,000	7,599,607

5.00%, 03/01/40(g)	11,000,000	11,434,841

5.50%, 03/01/40(g)	22,000,000	23,265,000

6.00%, 03/01/40(g)	6,000,000	6,421,878

		58,625,053

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Core Bond Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–15.36%
Pass Through Ctfs. 7.50%, 11/01/15 to 08/01/36	$2,302,333	$2,606,492

7.00%, 12/01/15 to 02/01/34	2,694,045	2,994,174

6.50%, 05/01/16 to 01/01/37	874,972	950,528

6.00%, 05/01/17 to 03/01/37	164,582	174,959

5.00%, 03/01/18 to 12/01/39	6,541,654	6,810,045

5.00%, 07/01/18 to 07/01/18(f)	245,972	261,779

5.50%, 11/01/18 to 03/01/21	291,713	313,964

8.00%, 08/01/21 to 08/01/31	14,497	16,378

8.00%, 04/01/32(f)	22,939	26,375

7.00%, 02/01/33(f)	79,646	88,482

Pass Through Ctfs., TBA, 4.00%, 03/01/25(g)	2,000,000	2,042,188

4.50%, 03/01/25 to 03/01/40(g)	13,300,000	13,612,590

5.00%, 03/01/25 to 03/01/40(g)	6,000,000	6,283,127

5.50%, 03/01/25 to 03/01/40(g)	3,900,000	4,131,252

6.00%, 03/01/40(g)	9,000,000	9,548,442

		49,860,775

Government National Mortgage Association (GNMA)–1.26%
Pass Through Ctfs., 7.50%, 06/15/23 to 05/15/32	92,351	104,325

8.50%, 02/15/25	8,667	10,056

8.00%, 08/15/25	3,581	4,118

6.56%, 01/15/27	192,358	212,673

7.00%, 04/15/28 to 09/15/32	840,011	938,723

6.00%, 11/15/28 to 02/15/33	324,904	351,254

6.50%, 01/15/29 to 03/15/37	1,475,414	1,610,012

5.50%, 06/15/35	555,474	591,221

5.00%, 07/15/35 to 08/15/35	253,904	265,961

		4,088,343

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $110,447,246)		112,574,171

Asset-Backed Securities–25.65%
Bank of America Credit Card Trust, Series 2007-C2, Class C2, Floating Rate Pass Through Ctfs., 0.50%, 09/17/12	2,600,000	2,594,288

Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.52%, 08/25/33(c)	1,680,245	1,540,053

Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A4, Pass Through Ctfs., 4.52%, 11/11/41	1,845,000	1,864,509

Series 2004-PWR6, Class A6, Pass Through Ctfs., 4.83%, 11/11/41	1,380,000	1,407,448

Series 2005-PWR8, Class A4, Pass Through Ctfs., 4.67%, 06/11/41	2,675,000	2,712,746

Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.46%, 03/11/39(c)	2,948,000	3,064,471

Series 2006-T24, Class A3, Pass Through Ctfs., 5.53%, 10/12/41	1,500,000	1,530,077

Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	3,000,000	3,101,244

Capital One Multi-Asset Execution Trust Series 2005-C1, Class C1, Floating Rate Pass Through Ctfs., 0.63%, 02/15/13(c)	1,090,000	1,089,268

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	2,560,000	2,785,661

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	1,110,000	1,132,789

Citibank Credit Card Issuance Trust, Series 2009-A5, Class A5, Pass Through Ctfs., 2.25%, 12/23/14	3,000,000	3,028,410

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.94%, 08/25/34(c)	3,910,297	3,709,992

Commercial Mortgage Trust, Series 2001-J1A, Class A2, Variable Rate Pass Through Ctfs., 6.46%, 02/16/34(b)(c)	2,481,493	2,530,117

Countrywide Asset-Backed Ctfs. Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	1,149,091	1,153,487

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 3.10%, 09/26/34(b)(c)	2,283,724	2,182,455

Series 2009-ASG, Class A, Floating Rate Pass Through Ctfs., 1.48%, 11/28/39(b)(c)	1,099,588	1,099,588

Discover Card Master Trust, Series 2010-A1, Class A1,, Floating Rate Pass Through Ctfs., 0.88%, 09/15/15(c)	1,135,000	1,134,103

Fannie Mae REMICS, Series 2003-109, Class CX, Pass Through Ctfs., 4.00%, 07/25/16	1,012,096	1,042,200

Series 2575, Class KA, Pass Through Ctfs., 5.00%, 11/15/17	375,201	395,594

Series 2628, Class TX, Pass Through Ctfs., 3.50%, 04/15/26	311,397	313,999

Series 2704, Class BA, Pass Through Ctfs., 4.50%, 02/15/20	380,080	389,377

Fannie Mae REMICS, Series 2005-35, Class AC, Pass Through Ctfs., 4.00%, 08/25/18	922,493	957,318

Freddie Mac REMICS, Series 2611, Class HA, Pass Through Ctfs., 4.00%, 10/15/21	6,135,400	6,330,000

Series 2937, Class JD, Pass Through Ctfs., 5.00%, 03/15/28	2,284,726	2,383,948

GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A, Pass Through Ctfs., 4.75%, 07/10/39	2,705,000	2,755,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Core Bond Fund

	Principal
	Amount	Value

Asset-Backed Securities–(continued)

LB-UBS Commercial Mortgage Trust, Series 2005-C1, Class A4, Pass Through Ctfs., 4.74%, 02/15/30	$780,000	$794,052

Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	3,000,000	3,054,596

Morgan Stanley Capital I, Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	2,137,569	2,204,770

Series 2005-T19, Class A4A, Pass Through Ctfs., 4.89%, 06/12/47	2,608,000	2,691,193

Nissan Auto Receivables Owner Trust, Series 2006-B, Class A4, Pass Through Ctfs., 5.22%, 11/15/11	766,706	768,635

Option One Mortgage Securities Corp., Series 2007-4A, Floating Rate Notes, 0.33%, 04/25/12 (Acquired 05/11/07; Cost $628,489)(b)(c)	628,489	377,093

Structured Asset Securities Corp., Series 2007-OSI, Class A2, Floating Rate Pass Through Ctfs., 0.32%, 06/25/37(c)	920,605	808,327

TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.79%, 08/15/39(c)	680,000	722,632

USAA Auto Owner Trust, Series 2006-2, Class A4, Pass Through Ctfs., 5.37%, 02/15/12	951,603	957,698

Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	3,000,000	3,076,770

Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	3,670,000	3,776,367

Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(c)	1,500,000	1,574,832

Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(c)	1,660,000	1,544,747

WaMu Mortgage Trust, Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.85%, 08/25/33(c)	3,188,457	3,173,688

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.46%, 07/25/34(c)	2,357,336	2,307,689

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(c)	3,418,196	3,210,194

Total Asset-Backed Securities (Cost $77,654,713)		83,271,894

U.S. Treasury Securities–18.18%
U.S. Treasury Notes–12.14%
4.50%, 04/30/12	10,900,000	11,748,156

1.88%, 02/28/14(f)	8,010,000	8,026,270

2.25%, 05/31/14	19,395,000	19,640,468

		39,414,894

U.S. Treasury Bonds–6.04%
6.25%, 05/15/30	2,000,000	2,500,000

5.38%, 02/15/31	13,240,000	14,979,820

3.50%, 02/15/39	940,000	784,459

4.50%, 08/15/39	1,370,000	1,364,006

		19,628,285

Total U.S. Treasury Securities (Cost $58,385,549)		59,043,179

	Shares
Money Market Funds–5.85%
Liquid Assets Portfolio–Institutional Class(h)	9,498,192	9,498,192

Premier Portfolio–Institutional Class(h)	9,498,192	9,498,192

Total Money Market Funds (Cost $18,996,384)		18,996,384

TOTAL INVESTMENTS–126.33% (Cost $395,733,105)		410,191,072

OTHER ASSETS LESS LIABILITIES–(26.33)%		(85,486,926)

NET ASSETS–100.00%		$324,704,146

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TBA	– To Be Announced
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $42,253,489, which represented 13.01% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2010 represented less than 0.01% of the Fund’s Net Assets.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N and Note 4.
(g)	Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1J.
(h)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Core Bond Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $376,736,721)	$391,194,688

Investments in affiliated money market funds, at value and cost	18,996,384

Total investments, at value (Cost $395,733,105)	410,191,072

Cash	81,011

Receivables for:
Investments sold	1,414,000

Fund shares sold	673,780

Dividends and interest	2,806,128

Principal paydowns	77,695

Investment for trustee deferred compensation and retirement plans	15,010

Other assets	36,409

Total assets	415,295,105

Liabilities:
Payables for:
Investments purchased	89,382,890

Fund shares reacquired	632,588

Dividends	55,111

Variation margin	213,448

Accrued fees to affiliates	95,634

Accrued other operating expenses	170,510

Trustee deferred compensation and retirement plans	40,778

Total liabilities	90,590,959

Net assets applicable to shares outstanding	$324,704,146

Net assets consist of:
Shares of beneficial interest	$392,996,899

Undistributed net investment income	151,004

Undistributed net realized gain (loss)	(83,067,385)

Unrealized appreciation	14,623,628

$324,704,146

Net Assets:
Class A	$78,233,113

Class B	$20,079,678

Class C	$22,388,735

Class R	$2,144,977

Class Y	$888,646

Institutional Class	$200,968,997

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	8,826,148

Class B	2,264,962

Class C	2,525,671

Class R	242,217

Class Y	100,222

Institutional Class	22,661,430

Class A:
Net asset value per share	$8.86

Maximum offering price per share (Net asset value of $8.86 divided by 95.25%)	$9.30

Class B:
Net asset value and offering price per share	$8.87

Class C:
Net asset value and offering price per share	$8.86

Class R:
Net asset value and offering price per share	$8.86

Class Y:
Net asset value and offering price per share	$8.87

Institutional Class:
Net asset value and offering price per share	$8.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Core Bond Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months ended
	February 28	July 31,
	2010	2009

Investment income:
Interest	$10,872,245	$25,542,592

Dividends	96,817	1,946,513

Dividends from affiliated money market funds	18,689	211,678

Total investment income	10,987,751	27,700,783

Expenses:
Advisory fees	776,567	1,680,941

Administrative services fees	73,694	131,947

Custodian fees	16,104	95,695

Distribution fees:
Class A	111,701	175,874

Class B	119,049	234,139

Class C	118,878	153,335

Class R	5,191	8,744

Transfer agent fees — A, B, C, R and Y	207,584	361,944

Transfer agent fees — Institutional	2,667	5,073

Trustees’ and officers’ fees and benefits	15,558	30,954

Other	123,084	310,607

Total expenses	1,570,077	3,189,253

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(206,698)	(354,677)

Net expenses	1,363,379	2,834,576

Net investment income	9,624,372	24,866,207

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,470,979	(68,376,455)

Futures contracts	(1,408,832)	(3,641,620)

Swap agreements	7,281	(11,514,529)

	1,069,428	(83,532,604)

Change in net unrealized appreciation (depreciation) of:
Investment securities	9,181,605	29,029,318

Futures contracts	502,927	(738,507)

Swap agreements	—	3,411,949

	9,684,532	31,702,760

Net realized and unrealized gain (loss)	10,753,960	(51,829,844)

Net increase (decrease) in net assets resulting from operations	$20,378,332	$(26,963,637)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM Core Bond Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and 2008, respectively

	Seven months ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$9,624,372	$24,866,207	$27,053,292

Net realized gain (loss)	1,069,428	(83,532,604)	7,634,372

Change in net unrealized appreciation (depreciation)	9,684,532	31,702,760	(25,932,797)

Net increase (decrease) in net assets resulting from operations	20,378,332	(26,963,637)	8,754,867

Distributions to shareholders from net investment income:
Class A	(2,220,429)	(5,122,747)	(4,210,435)

Class B	(503,344)	(1,565,648)	(1,581,978)

Class C	(498,575)	(951,554)	(676,450)

Class R	(48,903)	(120,479)	(82,493)

Class Y	(26,172)	(28,912)	—

Institutional Class	(6,523,522)	(19,814,430)	(19,618,285)

Total distributions from net investment income	(9,820,945)	(27,603,770)	(26,169,641)

Share transactions-net:
Class A	1,109,655	8,770,309	17,454,934

Class B	(1,242,920)	(2,988,145)	(3,719,890)

Class C	3,311,301	5,953,292	3,729,448

Class R	382,461	242,285	555,866

Class Y	9,646	857,730	—

Institutional Class	(28,160,617)	(46,618,279)	26,848,614

Net increase (decrease) in net assets resulting from share transactions	(24,590,474)	(33,782,808)	44,868,972

Net increase (decrease) in net assets	(14,033,087)	(88,350,215)	27,454,198

Net assets:
Beginning of year	338,737,233	427,087,448	399,633,250

End of year (includes undistributed net investment income of $151,004, $625,652 and $4,486,804, respectively)	$324,704,146	$338,737,233	$427,087,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM Core Bond Fund

Statement of Cash Flows

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months ended
	February 28, 2010	July 31, 2009

Cash provided by (used in) operating activities:
Net increase in net assets resulting from operations	$20,378,332	$(26,963,637)

Adjustments to reconcile net increase in net assets to net cash provided by operating activities:
Purchases of investments	(215,088,486)	(488,857,439)

Sales of short-term investments, net	556,191	14,073,321

Net cash activity from futures contracts	(235,990)	846,455

Net cash activity from swap agreements	(1,404,903)	(4,074,112)

Proceeds from disposition of investments and principal payments	249,229,986	480,850,114

Amortization of premiums and accretion of discounts on investment securities	278,157	(214,539)

Decrease in receivables and other assets	738,189	1,733,673

Increase (decrease) in accrued expenses and other payables	(34,989)	119,617

Net realized gain (loss) from investment securities	(2,470,979)	68,376,455

Unrealized appreciation on investment securities	(9,181,605)	(29,029,318)

Net cash provided by operating activities	42,763,903	16,860,590

Cash provided by financing activities:
Net cash activity from dollar rolls	(2,784,390)	54,835,945

Proceeds from shares of beneficial interest sold	38,103,752	84,126,870

Decrease in payable for amount due custodian	—	(366,403)

Dividends paid to shareholders	(463,501)	(961,602)

Disbursements from shares of beneficial interest reacquired	(72,156,257)	(144,532,444)

Net cash provided by (used in) financing activities	(37,300,396)	(6,897,634)

Net increase in cash and cash equivalents	5,463,507	9,962,956

Cash and cash equivalents at beginning of period	13,613,888	3,650,932

Cash and cash equivalents at end of period	$19,077,395	$13,613,888

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$9,358,886	$26,672,587

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Core Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is maximum total return consistent with preservation of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R Shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

17        AIM Core Bond Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

18        AIM Core Bond Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.

19        AIM Core Bond Fund

Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and

20        AIM Core Bond Fund

reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
N.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.40%

Next $500 million	0.375%

Next $1.5 billion	0.35%

Next $2.5 billion	0.325%

Over $5 billion	0.30%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 0.80%, 1.55%, 1.55%, 1.05%, 0.55% and 0.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010, the Adviser waived advisory fees of $22,011 and reimbursed class level expenses of $115,491, $30,772, $30,728, $2,684, $1,297 for Class A, Class B, Class C, Class R and Class Y shares, respectively. For the year ended July 31, 2009, the Adviser waived advisory fees of $56,648 and reimbursed class level expenses of $185,145, $61,620, $40,355, $4,603, $1,345 and $1,759 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $155 and $434, respectively.

21        AIM Core Bond Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $15,372 in front-end sales commissions from the sale of Class A shares and $0, $19,609, $3,200 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $23,867 in front-end sales commissions from the sale of Class A shares and $7, $44,188, $2,203 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$18,996,384	$—	$—	$18,996,384

U.S. Treasury Securities	—	59,043,179	—	59,043,179

U.S. Government Sponsored Securities	—	112,574,171	—	112,574,171

Corporate Debt Securities	—	136,305,444	—	136,305,444

Asset Backed Securities	—	81,795,212	1,476,682	83,271,894

	$18,996,384	$389,718,006	$1,476,682	$410,191,072

Other Investments*	165,662	—	—	165,662

Total Investments	$19,162,046	$389,718,006	$1,476,682	$410,356,734

*	Other Investments include futures, which are included at unrealized appreciation.

22        AIM Core Bond Fund

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$383,282	$(217,620)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the seven months ended February 28, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain (Loss)
Credit risk	$—	$7,281

Interest rate risk	(1,408,832)	—

Change in Unrealized Appreciation
Interest rate risk	502,927	—

Total	$(905,905)	$7,281

*	The average value of futures, during the period was $40,749,259.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	25	June-2010/Long	$5,435,938	$16,743

U.S. Treasury 10 Year Notes	63	June-2010/Long	7,401,516	70,381

Subtotal	88		12,837,454	87,124

U.S. Treasury 5 Year Notes	176	March-2010/Short	(20,600,250)	(118,753)

U.S. Treasury 30 Year Bonds	112	March-2010/Short	(13,349,000)	260,166

U.S. Ultra Bonds	29	June-2010/Short	(3,568,813)	(62,875)

Subtotal	317		$(37,518,063)	$78,538

Total				$165,662

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,560 and $2,768, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

23        AIM Core Bond Fund

  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,358 and $4,113, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$9,820,945	$27,603,770	$26,169,641

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$193,202

Net unrealized appreciation — other investments	13,804,666

Temporary book/tax differences	(42,198)

Post-October deferrals	(203,147)

Capital loss carryforward	(82,045,276)

Shares of beneficial interest	392,996,899

Total net assets	$324,704,146

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to dollar roll transactions.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2014	$1,145,028

February 28, 2015	1,105,888

February 28, 2016	89,789

February 28, 2017	13,284,149

February 28, 2018	66,420,422

Total capital loss carryforward	$82,045,276

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

24        AIM Core Bond Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $186,781,690 and $229,116,613, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$15,809,807

Aggregate unrealized (depreciation) of investment securities	(2,005,141)

Net unrealized appreciation of investment securities	$13,804,666

Cost of investments for tax purposes is $396,386,406.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on February 28, 2010, undistributed net investment income was decreased by $278,075, and undistributed net realized gain (loss) was increased by $278,075. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Seven months ended		Year ended July 31,
	February 28, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	1,779,851	$15,597,182	4,194,086	$36,068,385	5,678,688	$57,702,170

Class B	445,703	3,904,439	1,173,889	10,185,790	1,494,704	15,201,206

Class C	746,753	6,540,812	1,468,297	12,544,660	978,233	9,894,535

Class R	94,257	826,815	93,523	806,440	85,450	862,592

Class Y(b)	16,329	144,018	112,168	964,233	—	—

Institutional Class	1,065,955	9,347,142	2,151,431	18,593,246	4,485,046	45,330,445

Issued as reinvestment of dividends:
Class A	220,619	1,936,713	522,256	4,527,656	369,847	3,721,781

Class B	50,779	445,792	158,797	1,378,941	137,873	1,388,836

Class C	43,884	385,358	93,062	805,906	59,641	599,878

Class R	5,481	48,072	13,886	119,959	8,199	82,325

Class Y	2,407	21,143	3,110	26,267	—	—

Institutional Class	742,762	6,521,808	2,282,214	19,813,858	1,946,844	19,617,539

Automatic conversion of Class B shares to Class A shares:
Class A	238,371	2,089,928	583,470	4,987,732	604,321	6,095,310

Class B	(238,341)	(2,089,928)	(583,363)	(4,987,732)	(604,249)	(6,095,310)

Reacquired:
Class A(b)	(2,113,361)	(18,514,168)	(4,293,274)	(36,813,464)	(4,987,486)	(50,064,327)

Class B	(400,171)	(3,503,223)	(1,115,919)	(9,565,144)	(1,413,545)	(14,214,622)

Class C	(412,016)	(3,614,869)	(860,896)	(7,397,274)	(669,469)	(6,764,965)

Class R	(56,203)	(492,426)	(79,999)	(684,114)	(38,688)	(389,051)

Class Y	(17,704)	(155,515)	(16,088)	(132,770)	—	—

Institutional Class	(5,016,139)	(44,029,567)	(10,024,845)	(85,025,383)	(3,770,069)	(38,099,370)

Net increase (decrease) in share activity	(2,800,784)	$(24,590,474)	(4,124,195)	$(33,782,808)	4,365,340	$44,868,972

(a)	61% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	48,577	$433,795

Class A	(48,577)	(433,795)

25        AIM Core Bond Fund

NOTE 12—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains (loss)								to average		to average net		Ratio of net
	Net asset			on securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Seven months ended 02/28/10	$8.59	$0.25	(c)	$0.27	$0.52	$(0.25)	$—	$(0.25)	$8.86	6.15%	$78,233	0.80	%(d)	1.07	%(d)	4.87	%(d)	67%
Year ended 07/31/09	9.80	0.58	(c)	(1.15)	(0.57)	(0.64)	—	(0.64)	8.59	(5.69)	74,737	0.91		1.19		6.69		133
Year ended 07/31/08	10.19	0.62	(c)	(0.41)	0.21	(0.60)	—	(0.60)	9.80	2.09	75,431	1.02		1.17		6.15		79
Year ended 07/31/07	10.20	0.53		(0.01)	0.52	(0.53)	(0.00)	(0.53)	10.19	5.18	61,457	1.01		1.20		5.13		118
Year ended 07/31/06	10.47	0.44		(0.28)	0.16	(0.43)	—	(0.43)	10.20	1.62	92,434	1.01		1.31		4.32		95
Year ended 07/31/05	10.45	0.32		0.15	0.47	(0.33)	(0.12)	(0.45)	10.47	4.57	75,264	1.01		1.48		3.04		180

Class B
Seven months ended 02/28/10	8.59	0.21	(c)	0.28	0.49	(0.21)	—	(0.21)	8.87	5.81	20,080	1.55	(d)	1.82	(d)	4.12	(d)	67
Year ended 07/31/09	9.80	0.51	(c)	(1.15)	(0.64)	(0.57)	—	(0.57)	8.59	(6.41)	20,679	1.66		1.94		5.94		133
Year ended 07/31/08	10.20	0.55	(c)	(0.42)	0.13	(0.53)	—	(0.53)	9.80	1.23	27,192	1.77		1.92		5.40		79
Year ended 07/31/07	10.20	0.45		(0.00)	0.45	(0.45)	—	(0.45)	10.20	4.51	32,207	1.76		1.95		4.38		118
Year ended 07/31/06	10.47	0.37		(0.28)	0.09	(0.36)	(0.00)	(0.36)	10.20	0.86	36,741	1.76		2.06		3.57		95
Year ended 07/31/05	10.45	0.24		0.15	0.39	(0.25)	(0.12)	(0.37)	10.47	3.80	43,865	1.76		2.14		2.29		180

Class C
Seven months ended 02/28/10	8.59	0.21	(c)	0.27	0.48	(0.21)	—	(0.21)	8.86	5.69	22,389	1.55	(d)	1.82	(d)	4.12	(d)	67
Year ended 07/31/09	9.81	0.51	(c)	(1.16)	(0.65)	(0.57)	—	(0.57)	8.59	(6.50)	18,444	1.66		1.94		5.94		133
Year ended 07/31/08	10.20	0.55	(c)	(0.41)	0.14	(0.53)	—	(0.53)	9.81	1.33	14,184	1.77		1.92		5.40		79
Year ended 07/31/07	10.20	0.45		(0.00)	0.45	(0.45)	—	(0.45)	10.20	4.50	10,993	1.76		1.95		4.38		118
Year ended 07/31/06	10.47	0.37		(0.28)	0.09	(0.36)	(0.00)	(0.36)	10.20	0.86	9,805	1.76		2.06		3.57		95
Year ended 07/31/05	10.45	0.24		0.15	0.39	(0.25)	(0.12)	(0.37)	10.47	3.80	8,573	1.76		2.14		2.29		180

Class R
Seven months ended 02/28/10	8.58	0.24	(c)	0.28	0.52	(0.24)	—	(0.24)	8.86	6.12	2,145	1.05	(d)	1.32	(d)	4.62	(d)	67
Year ended 07/31/09	9.79	0.55	(c)	(1.15)	(0.60)	(0.61)	—	(0.61)	8.58	(5.94)	1,705	1.16		1.44		6.44		133
Year ended 07/31/08	10.19	0.60	(c)	(0.42)	0.18	(0.58)	—	(0.58)	9.79	1.73	1,677	1.27		1.42		5.90		79
Year ended 07/31/07	10.19	0.50		0.01	0.51	(0.51)	—	(0.51)	10.19	5.02	1,185	1.26		1.45		4.88		118
Year ended 07/31/06	10.45	0.41		(0.26)	0.15	(0.41)	(0.00)	(0.41)	10.19	1.47	692	1.26		1.56		4.07		95
Year ended 07/31/05	10.44	0.29		0.14	0.43	(0.30)	(0.12)	(0.42)	10.45	4.21	318	1.26		1.64		2.79		180

Class Y
Seven months ended 02/28/10	8.59	0.26	(c)	0.29	0.55	(0.27)	—	(0.27)	8.87	6.42	889	0.55	(d)	0.82	(d)	5.12	(d)	67
Year ended 07/31/09(f)	8.93	0.49	(c)	(0.37)	0.12	(0.46)	—	(0.46)	8.59	1.61	852	0.64	(e)	0.95	(e)	6.96	(e)	133

Institutional Class
Seven months ended 02/28/10	8.59	0.26	(c)	0.29	0.55	(0.27)	—	(0.27)	8.87	6.43	200,969	0.51	(d)	0.52	(d)	5.16	(d)	67
Year ended 07/31/09	9.81	0.61	(c)	(1.17)	(0.56)	(0.66)	—	(0.66)	8.59	(5.49)	222,319	0.60		0.62		7.00		133
Year ended 07/31/08	10.20	0.66	(c)	(0.41)	0.25	(0.64)	—	(0.64)	9.81	2.49	308,602	0.62		0.62		6.55		79
Year ended 07/31/07	10.20	0.56		0.01	0.57	(0.57)	—	(0.57)	10.20	5.65	293,792	0.64		0.64		5.50		118
Year ended 07/31/06	10.47	0.47		(0.28)	0.19	(0.46)	(0.00)	(0.46)	10.20	1.91	171,975	0.72		0.72		4.61		95
Year ended 07/31/05	10.45	0.34		0.15	0.49	(0.35)	(0.12)	(0.47)	10.47	4.84	97,190	0.75		0.79		3.30		180

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $76,926, $20,497, $20,467, $1,788, $864, and $213,712 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

26        AIM Core Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Core Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Core Bond Fund (one of the funds constituting AIM Investment Securities Funds; hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, its cash flows and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

27        AIM Core Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
Class A	$1,000.00	$1,049.10	$4.06	$1,020.83	$4.01	0.80%

Class B	1,000.00	1,044.00	7.86	1,017.11	7.75	1.55

Class C	1,000.00	1,045.20	7.86	1,017.11	7.75	1.55

Class R	1,000.00	1,046.60	5.33	1,019.59	5.26	1.05

Class Y	1,000.00	1,049.20	2.79	1,022.07	2.76	0.55

Institutional	1,000.00	1,050.50	2.59	1,022.27	2.56	0.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28        AIM Core Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for period ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income	0.00%
Corporate Dividends Received Deduction	0.00%
U.S. Treasury Obligations*	9.18%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        AIM Core Bond Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

CBD-AR-1	Invesco Aim Distributors, Inc.

AIM Dynamics Fund

Annual Report to Shareholders	February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Dynamics Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
      To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Dynamics Fund

Management’s Discussion of Fund Performance

Performance summary
For the reporting period ended February 28, 2010, all share classes of AIM Dynamics Fund, at net asset value (NAV), posted positive double-digit returns and outperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Outperformance was driven primarily by stock selection in several sectors.
     The Fund outperformed the broad market as represented by the S&P 500 Index, as mid-cap stocks generally outperformed large-cap stocks.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.32%

Class B Shares	17.77

Class C Shares	17.78

Class R Shares	18.09

Class Y Shares	18.47

Investor Class Shares	18.32

Institutional Class Shares	18.63

S&P 500 Index▼ (Broad Market Index)	13.26

Russell Midcap Growth Index▼ (Style-Specific Index)	17.18

Lipper Mid-Cap Growth Funds Index▼ (Peer Group Index)	16.01

▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
      Our investment process combines fundamental and quantitative analysis to uncover companies exhibiting long-term, sustainable revenue, earnings and cash flow growth that is not yet reflected by the stock’s market price.
     Our quantitative model ranks companies based on a set of fundamental, valuation and timeliness factors. This quantitative model is designed to identify stocks with the highest probability of meeting our team’s investment criteria. Stocks that are ranked highest by our quantitative model are the focus of our fundamental research efforts.
     Our fundamental analysis focuses on identifying companies and industries with strong drivers of growth. To accomplish this goal, we develop a fully integrated financial model to gain a more complete understanding of the financial health of each investment candidate. Additionally, our research involves due diligence of the company, which includes a detailed analysis of the strategic plans of the company’s management team. We also analyze key competitors, customers and suppliers to assess the overall attractiveness and growth potential of the industry.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to limit volatility and downside risk. We seek to accomplish this goal by investing in sectors, indus-

tries and companies with attractive fundamental prospects. We limit the Fund’s sector exposure and also seek to minimize stock-specific risk by building a diversified portfolio.
     We consider selling a stock for any of the following reasons:
■	There is a change in fundamentals, market capitalization or deterioration in the timeliness profile.

■	The price target set at purchase has been reached.

■	The investment thesis is no longer valid.

■	Insider selling indicates potential issues.

Market conditions and your Fund
After experiencing steep declines during 2008, the U.S. economy finally began to show signs that the economic contraction was moderating, and equity markets rapidly reversed direction beginning in March 2009. Though there were several pullbacks along the way, this rally extended through much of the Fund’s seven-month reporting period.
      In this environment, indexes measuring the performance of large-, mid- and small-cap stocks all had positive returns, with mid-cap stocks generally outperforming large- and small-cap stocks.1 In terms of investment style, value stocks generally outperformed growth stocks.1 The sectors with the highest returns in the broad market, as represented by the S&P 500 Index, included economically sensitive sectors such as industrials, consumer discretionary and financials.1
      All share classes of AIM Dynamics Fund, at NAV, had double-digit absolute returns for the reporting period and outperformed the Russell Midcap Growth Index.1 The Fund outperformed the index by the widest margins in the financials, consumer

Portfolio Composition
By sector

Industrials	19.7%

Information Technology	19.2

Consumer Discretionary	18.8

Health Care	13.0

Financials	8.9

Energy	8.0

Materials	6.2

Consumer Staples	2.5

Telecommunication Services	1.0

Utilities	0.7

Money Market Funds

Plus Other Assets Less Liabilities	2.0

Total Net Assets	$1.0 billion

Total Number of Holdings*	90

Top 10 Equity Holdings*

1.	Capella Education Co.	1.8%

2.	Macy’s, Inc.	1.7

3.	Autodesk, Inc.	1.7

4.	Continental Resources, Inc.	1.7

5.	Estee Lauder Cos. Inc. (The)-Class A	1.6

6.	Cognizant Technology Solutions Corp.-Class A	1.6

7.	Jarden Corp.	1.6

8.	Affiliated Managers Group, Inc.	1.6

9.	American Eagle Outfitters, Inc.	1.6

10.	Jones Lang LaSalle Inc.	1.6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Dynamics Fund

staples, materials and utilities sectors. Outperformance in each of these sectors was driven largely by stock selection. An underweight position in the utilities sector also contributed to Fund performance.
     The Fund outperformed the Russell Midcap Growth Index most significantly in the financials sector, driven by stock selection. In this sector, real estate services firm Jones Lang Lasalle was one of the leading contributors to Fund performance. The company benefited from solid growth in earnings, driven by revenue growth in their Americas business, as well as successful cost-cutting efforts throughout the organization.
     The Fund also outperformed in the consumer staples sector, also due to stock selection. Cosmetics, fragrance and skin care products maker Estee Lauder was the leading contributor to Fund performance. Despite a challenging consumer spending environment, the company posted strong earnings growth attributable to a significant focus by a new management team on cutting costs throughout the organization.
     The Fund’s outperformance in the materials sector was also due to stock selection as several of the Fund’s metals and mining holdings performed well, driven by resurgence in global economic development and expansion. Examples of holdings that made solid contributions to Fund performance included diversified natural resources holding Walter Energy and copper, gold and silver mining company Freeport McMoran.
     In the utilities sector, the Fund’s outperformance of the index was due to both stock selection and an underweight position. An underweight position benefited the Fund as the utilities sector was the only sector with negative returns during the reporting period.
     Some of the Fund’s outperformance was offset by underperformance in other sectors, including consumer discretionary and energy. The Fund underperformed by the widest margin in the consumer discretionary sector, driven by stock selection. In this sector, the leading detractor from Fund performance was Goodyear Tire & Rubber. Other holdings that detracted from Fund performance included International Game Technology and Scientific Games. While we continued to own International Game Technology at the close of the reporting period, we sold the Fund’s position in Scientific Games due to deteriorating fundamentals.
     Underperformance in the energy sector was also due to stock selection. Sandridge Energy was the leading detractor from Fund performance. Consequently, the stock was no longer held at the end of the period.
     During the reporting period, we increased the Fund’s exposure to the industrials and health care sectors. The largest reductions were in the information technology and energy sectors.
     As we’ve discussed, the stock market experienced strong performance during the reporting period. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program. We thank you for your commitment to AIM Dynamics Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Paul Rasplicka
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM Dynamics Fund. He began his investment career in 1982 and joined Invesco Aim in 1998. Mr. Rasplicka is a magna cum laude graduate of the University of Colorado at Boulder with a B.S. in business administration. He earned an M.B.A. from the University of Chicago. He is also a Chartered Investment Counselor.
Brent Lium
Chartered Financial Analyst, portfolio manager, is manager of AIM Dynamics Fund. He joined Invesco in 1999 in its corporate associate program and joined Invesco Aim in 2003. Mr. Lium earned a B.B.A. from Texas A&M University and an M.B.A. from The University of Texas at Austin.

Assisted by the Mid Cap Growth Team

5	AIM Dynamics Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 8/31/67, Fund data from 9/15/67
1	Lipper Inc.
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 1/31/00, Fund data from 2/14/00
1	Lipper Inc.

Past performance cannot guarantee comparable future results. The performance data shown in the first chart above is that of the Fund’s Investor class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Investor Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
      The performance data shown in the second chart above is that of the Fund’s
Class C shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class C shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
      Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	AIM Dynamics Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	1.54%

5 Years	0.98

1 Year	55.31

Class B Shares

Inception (3/28/02)	1.51%

5 Years	1.01

1 Year	58.32

Class C Shares

Inception (2/14/00)	-4.95%

10 Years	-5.90

5 Years	1.38

1 Year	62.19

Class R Shares

Inception (10/25/05)	1.36%

1 Year	64.07

Class Y Shares

10 Years	-5.12%

5 Years	2.21

1 Year	64.78

Investor Class Shares

Inception (9/15/67)	8.20%

10 Years	-5.15

5 Years	2.14

1 Year	64.39

Institutional Class Shares

Inception (5/22/00)	-2.41%

5 Years	2.60

1 Year	65.28
Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Investor Class shares and includes the 12b-1 fees applicable to Investor Class shares. Investor Class shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (3/28/02)	1.40%

5 Years	0.63

1 Year	35.06

Class B Shares

Inception (3/28/02)	1.37%

5 Years	0.64

1 Year	36.87

Class C Shares

Inception (2/14/00)	-5.15%

5 Years	1.03

1 Year	40.84

Class R Shares

Inception (10/25/05)	1.09%

1 Year	42.49

Class Y Shares

10 Years	-3.46%

5 Years	1.86

1 Year	43.34

Investor Class Shares

Inception (9/15/67)	8.20%

10 Years	-3.50

5 Years	1.79

1 Year	42.87

Institutional Class Shares

Inception (5/22/00)	-2.60%

5 Years	2.23

1 Year	43.65

of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.22%, 1.97%, 1.97%, 1.47%, 0.97%, 1.22% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemp-
tion of retirement plan assets within the first year. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past on Class B, Class C and Investor Class shares, performance would have been lower.

7	AIM Dynamics Fund

AIM Dynamics Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	The Fund invests in “growth” stocks, which may be more volatile than other investment styles because growth stocks are more sensitive to investor perceptions of an issuing company’s growth potential.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	Stocks fall into three broad market capitalization categories – large, medium, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. Small and mid-sized companies may tend to be more vulnerable to adverse developments and more volatile than larger companies. Investments in small and mid-sized companies may involve special risks, including those associated with dependence on a small management group, little or no operating history, little or no track record of success, and limited product lines, market and financial resources. Also, there may be less publicly available information about the issuers of the securities or less market interest in such securities than in the case of larger companies, each of which can cause significant price volatility. The securities of small and mid-sized companies may be illiquid, restricted as to resale, or may trade less frequently and in smaller volume than more widely held securities, which may make it difficult for fund to establish or close out a position in these securities at prevailing market prices.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The prices of IPO securities may fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	IDYAX
Class B Shares	IDYBX
Class C Shares	IFDCX
Class R Shares	IDYRX
Class Y Shares	IDYYX
Investor Class Shares	FIDYX
Institutional Class Shares	IDICX

8	AIM Dynamics Fund

Schedule of Investments(a)

February 28, 2010

	Shares	Value

Common Stocks & Other Equity Interests–98.04%
Aerospace & Defense–1.11%
BE Aerospace, Inc.(b)	435,737	$11,285,588

Air Freight & Logistics–0.95%
UTI Worldwide, Inc.	648,881	9,687,793

Apparel Retail–1.59%
American Eagle Outfitters, Inc.	960,722	16,207,380

Apparel, Accessories & Luxury Goods–3.74%
Carter’s, Inc.(b)	467,051	13,385,682

Coach, Inc.	280,139	10,208,265

Hanesbrands, Inc.(b)	563,960	14,623,483

		38,217,430

Application Software–3.66%
Adobe Systems Inc.(b)	285,691	9,899,193

Autodesk, Inc.(b)	629,727	17,556,789

Solera Holdings Inc.	289,321	9,883,205

		37,339,187

Asset Management & Custody Banks–2.37%
Affiliated Managers Group, Inc.(b)	228,900	16,281,657

State Street Corp.	176,563	7,929,444

		24,211,101

Automotive Retail–0.96%
O’Reilly Automotive, Inc.(b)	248,867	9,780,473

Biotechnology–1.96%
Talecris Biotherapeutics Holdings Corp.(b)	497,812	10,663,133

United Therapeutics Corp.(b)	162,556	9,332,340

		19,995,473

Casinos & Gaming–0.85%
International Game Technology	493,421	8,659,539

Coal & Consumable Fuels–1.10%
CONSOL Energy Inc.	222,675	11,213,913

Communications Equipment–0.50%
Tellabs, Inc.	743,454	5,137,267

Computer Storage & Peripherals–1.60%
NetApp, Inc.(b)	243,733	7,314,427

Western Digital Corp.(b)	232,323	8,974,638

		16,289,065

Construction & Engineering–1.40%
Shaw Group Inc. (The)(b)	413,178	14,337,277

	Shares
Construction, Farm Machinery & Heavy Trucks–1.30%
Bucyrus International, Inc.	212,810	13,313,394

Consumer Finance–0.49%
Capital One Financial Corp.	132,664	5,008,066

Data Processing & Outsourced Services–1.53%
Alliance Data Systems Corp.(b)(c)	281,814	15,623,768

Department Stores–1.74%
Macy’s, Inc.	929,830	17,806,245

Distributors–0.98%
LKQ Corp.(b)	522,184	9,999,824

Diversified Metals & Mining–2.04%
Freeport-McMoRan Copper & Gold Inc.	98,332	7,390,633

Walter Energy, Inc.	170,960	13,432,327

		20,822,960

Diversified Support Services–1.96%
Copart, Inc.(b)	270,990	9,668,923

KAR Auction Services Inc.(b)	774,261	10,375,098

		20,044,021

Education Services–3.25%
Capella Education Co.(b)	215,282	17,883,476

ITT Educational Services, Inc.(b)	139,902	15,254,914

		33,138,390

Electrical Components & Equipment–2.91%
Baldor Electric Co.	473,246	14,869,389

Cooper Industries PLC–Class A (Ireland)(b)	328,058	14,880,711

		29,750,100

Electronic Components–1.17%
Amphenol Corp.–Class A	287,827	11,987,995

Environmental & Facilities Services–1.05%
Republic Services, Inc.	382,614	10,766,758

Fertilizers & Agricultural Chemicals–1.11%
Intrepid Potash, Inc.(b)(c)	411,764	11,331,745

Health Care Equipment–3.53%
American Medical Systems Holdings, Inc.(b)	539,815	9,781,448

Hologic, Inc.(b)	666,872	11,503,542

NuVasive, Inc.(b)(c)	210,774	8,420,421

ResMed Inc.(b)	110,482	6,306,313

		36,011,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Dynamics Fund

	Shares	Value

Health Care Facilities–0.75%
Psychiatric Solutions, Inc.(b)	355,892	$7,633,883

Health Care Services–1.74%
Express Scripts, Inc.(b)	115,938	11,131,207

Fresenius Medical Care AG & Co. KGaA (Germany)	127,701	6,668,699

		17,799,906

Hotels, Resorts & Cruise Lines–1.20%
Orient-Express Hotels Ltd.–Class A (Bermuda)(b)	1,068,451	12,212,395

Household Products–0.91%
Energizer Holdings, Inc.(b)	159,643	9,251,312

Housewares & Specialties–1.60%
Jarden Corp.	508,981	16,317,931

Human Resource & Employment Services–0.98%
Robert Half International, Inc.	359,848	10,039,759

Independent Power Producers & Energy Traders–0.66%
KGEN Power Corp.(b)(d)	962,743	6,739,201

Industrial Machinery–1.27%
Flowserve Corp.	129,287	12,940,336

Investment Banking & Brokerage–0.82%
TD Ameritrade Holding Corp.(b)	481,411	8,419,878

IT Consulting & Other Services–1.61%
Cognizant Technology Solutions Corp.–Class A(b)	342,327	16,476,199

Life & Health Insurance–2.22%
Aflac, Inc.	237,126	11,725,881

Lincoln National Corp.	434,881	10,950,303

		22,676,184

Life Sciences Tools & Services–2.48%
Charles River Laboratories International, Inc.(b)	142,006	5,384,868

Pharmaceutical Product Development, Inc.	454,170	9,564,820

Thermo Fisher Scientific, Inc.(b)	211,690	10,324,121

		25,273,809

Managed Health Care–1.88%
AMERIGROUP Corp.(b)	451,017	11,852,727

Aveta, Inc. (Acquired 12/21/05-02/21/06; Cost $18,389,812)(b)(d)	1,340,000	7,370,000

		19,222,727

Metal & Glass Containers–1.10%
Crown Holdings, Inc.(b)	412,507	11,269,691

Multi-Line Insurance–1.46%
Genworth Financial Inc.–Class A(b)	936,631	14,929,898

	Shares
Oil & Gas Drilling–1.04%
Noble Corp.(b)	251,216	10,616,388

Oil & Gas Equipment & Services–2.02%
Key Energy Services, Inc.(b)	1,391,446	14,109,262

Petroleum Geo-Services A.S.A. (Norway)(b)	511,076	6,472,217

		20,581,479

Oil & Gas Exploration & Production–3.85%
Atlas Energy, Inc.(b)	365,836	11,940,887

Continental Resources, Inc.(b)	438,017	17,292,911

EXCO Resources, Inc.	531,601	10,052,575

		39,286,373

Personal Products–1.62%
Estee Lauder Cos. Inc. (The)–Class A	274,222	16,488,969

Pharmaceuticals–0.71%
Shire PLC (United Kingdom)	336,068	7,221,808

Real Estate Services–1.58%
Jones Lang LaSalle Inc.	252,589	16,087,393

Research & Consulting Services–0.97%
IHS Inc.–Class A(b)	191,058	9,896,804

Restaurants–1.04%
Texas Roadhouse, Inc.(b)	787,541	10,576,676

Security & Alarm Services–0.88%
Corrections Corp. of America(b)	417,692	8,938,609

Semiconductor Equipment–1.05%
ASML Holding N.V. (Netherlands)	350,745	10,750,989

Semiconductors–5.46%
Altera Corp.	481,804	11,770,472

Avago Technologies Ltd. (Singapore)(b)	832,542	15,110,637

Broadcom Corp.–Class A	321,533	10,070,414

Marvell Technology Group Ltd.(b)	376,634	7,276,569

Xilinx, Inc.	443,341	11,451,498

		55,679,590

Specialty Chemicals–1.05%
Albemarle Corp.	285,088	10,687,949

Specialty Stores–0.95%
Ulta Salon, Cosmetics & Fragrance, Inc.(b)	527,071	9,661,211

Steel–0.94%
Steel Dynamics, Inc.	585,247	9,557,084

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Dynamics Fund

	Shares	Value

Systems Software–2.57%
Check Point Software Technologies Ltd. (Israel)(b)	429,196	$13,991,789

McAfee Inc.(b)	309,140	12,269,767

		26,261,556

Tires & Rubber–0.89%
Goodyear Tire & Rubber Co. (The)(b)	700,460	9,098,975

Trading Companies & Distributors–1.05%
Fastenal Co.(c)	241,786	10,728,045

Trucking–3.82%
Con-way Inc.	281,929	9,159,873

J.B. Hunt Transport Services, Inc.	313,168	11,111,201

Knight Transportation, Inc.	405,071	8,000,152

Landstar System, Inc.	267,567	10,673,248

		38,944,474

Wireless Telecommunication Services–1.02%
Crown Castle International Corp.(b)	274,237	10,366,159

Total Common Stocks & Other Equity Interests (Cost $866,745,910)		1,000,600,116

Money Market Funds–1.50%
Liquid Assets Portfolio–Institutional Class(e)	7,626,601	7,626,601

Premier Portfolio–Institutional Class(e)	7,626,602	7,626,602

Total Money Market Funds (Cost $15,253,203)		15,253,203

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.54% (Cost $881,999,113)		1,015,853,319

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.80%
Liquid Assets Portfolio–Institutional Class (Cost $28,570,670)(e)(f)	28,570,670	28,570,670

TOTAL INVESTMENTS–102.34% (Cost $910,569,783)		1,044,423,989

OTHER ASSETS LESS LIABILITIES–(2.34)%		(23,834,275)

NET ASSETS–100.00%		$1,020,589,714

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at February 28, 2010.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $14,109,201, which represented 1.38% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Dynamics Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $866,745,910)*	$1,000,600,116

Investments in affiliated money market funds, at value and cost	43,823,873

Total investments, at value (Cost $910,569,783)	1,044,423,989

Foreign currencies, at value (Cost $72)	66

Receivables for:
Investments sold	5,821,781

Fund shares sold	1,382,824

Dividends	416,324

Investment for trustee deferred compensation and retirement plans	178,067

Other assets	72,367

Total assets	1,052,295,418

Liabilities:
Payables for:
Fund shares reacquired	1,954,117

Amount due custodian	12,335

Collateral upon return of securities loaned	28,570,670

Accrued fees to affiliates	722,832

Accrued other operating expenses	96,823

Trustee deferred compensation and retirement plans	348,927

Total liabilities	31,705,704

Net assets applicable to shares outstanding	$1,020,589,714

Net assets consist of:
Shares of beneficial interest	$3,289,796,617

Undistributed net investment income (loss)	(291,929)

Undistributed net realized gain (loss)	(2,402,769,467)

Unrealized appreciation	133,854,493

$1,020,589,714

Net Assets:
Class A	$123,939,583

Class B	$16,430,957

Class C	$18,910,655

Class R	$2,649,127

Class Y	$6,882,832

Investor Class	$751,148,058

Institutional Class	$100,628,502

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,780,753

Class B	954,074

Class C	1,119,556

Class R	146,551

Class Y	375,287

Investor Class	41,095,424

Institutional Class	5,286,541

Class A:
Net asset value per share	$18.28

Maximum offering price per share
(Net asset value of $18.28 divided by 94.50%)	$19.34

Class B:
Net asset value and offering price per share	$17.22

Class C:
Net asset value and offering price per share	$16.89

Class R:
Net asset value and offering price per share	$18.08

Class Y:
Net asset value and offering price per share	$18.34

Investor Class:
Net asset value and offering price per share	$18.28

Institutional Class:
Net asset value and offering price per share	$19.03

*	At February 28, 2010, securities with an aggregate value of $29,565,153 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Dynamics Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months ended	Year ended
	February 28, 2010	July 31, 2009

Investment income:
Dividends (net of foreign withholding taxes of $7,218 and $89,590, respectively)	$3,224,347	$5,091,026

Dividends from affiliated money market funds (includes securities lending income of $86,033 and $4,200, respectively)	93,080	532,920

Total investment income	3,317,427	5,623,946

Expenses:
Advisory fees	3,220,776	5,321,562

Administrative services fees	168,978	278,834

Custodian fees	22,241	40,848

Distribution fees:
Class A	175,224	293,755

Class B	100,245	206,245

Class C	103,604	174,069

Class R	7,284	14,229

Investor Class	1,082,710	1,767,640

Transfer agent fees — A, B, C, R, Y and Investor	1,364,036	2,783,659

Transfer agent fees — Institutional	31,731	62,737

Trustees’ and officers’ fees and benefits	27,780	56,582

Other	123,557	554,352

Total expenses	6,428,166	11,554,512

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(21,039)	(70,810)

Net expenses	6,407,127	11,483,702

Net investment income (loss)	(3,089,700)	(5,859,756)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $1,089,554 and $(3,906,165), respectively)	75,715,504	(327,483,923)

Foreign currencies	78,931	(389,448)

Futures contracts	—	(1,404,123)

	75,794,435	(329,277,494)

Change in net unrealized appreciation (depreciation) of:
Investment securities	95,149,732	(50,136,024)

Foreign currencies	(13,843)	14,135

	95,135,889	(50,121,889)

Net realized and unrealized gain (loss)	170,930,324	(379,399,383)

Net increase (decrease) in net assets resulting from operations	$167,840,624	$(385,259,139)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Dynamics Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and 2008

	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income (loss)	$(3,089,700)	$(5,859,756)	$(8,170,833)

Net realized gain (loss)	75,794,435	(329,277,494)	(21,095,064)

Change in net unrealized appreciation (depreciation)	95,135,889	(50,121,889)	(236,172,657)

Net increase (decrease) in net assets resulting from operations	167,840,624	(385,259,139)	(265,438,554)

Share transactions–net:
Class A	(12,399,395)	(24,953,856)	7,697,730

Class B	(3,359,698)	(10,397,817)	(17,779,013)

Class C	(160,988)	(5,336,266)	(2,281,745)

Class R	(131,291)	(650,552)	213,063

Class Y	(36,845)	6,609,581	—

Investor Class	(85,062,738)	(117,202,156)	(259,755,911)

Institutional Class	2,211,824	(71,892,634)	45,022,017

Net increase (decrease) in net assets resulting from share transactions	(98,939,131)	(223,823,700)	(226,883,859)

Net increase (decrease) in net assets	68,901,493	(609,082,839)	(492,322,413)

Net assets:
Beginning of year	951,688,221	1,560,771,060	2,053,093,473

End of year (includes undistributed net investment income (loss) of $(291,929), $(647,120) and $(351,534), respectively)	$1,020,589,714	$951,688,221	$1,560,771,060

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Dynamics Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

14        AIM Dynamics Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

15        AIM Dynamics Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        AIM Dynamics Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009 the Adviser waived advisory fees of $7,072 and $44,815, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $842 and $2,709, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009 expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $8,361 in front-end sales commissions from

17        AIM Dynamics Fund

the sale of Class A shares and $0, $11,311, $584 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $17,923 in front-end sales commissions from the sale of Class A shares and $5,717, $32,673, $1,609 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,023,092,980	$13,961,009	$7,370,000	$1,044,423,989

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period August 1, 2009 to February 28, 2010, the Fund engaged in securities purchases of $1,648,125 and securities sales of $5,611,275, which resulted in net realized gains of $1,089,554. For the year ended July 31, 2009, the Fund engaged in securities purchases of $12,644,768 and securities sales of $8,890,835, which resulted in net realized gains (losses) of $(3,906,165).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $13,125 and $23,286, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,904 and $6,002, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        AIM Dynamics Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

There were no ordinary income or long term capital gain distributions paid during the period August 1, 2009 to February 28, 2010 and the years ended July 31, 2009 and 2008.

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Net unrealized appreciation — investments	$133,793,995

Net unrealized appreciation — other investments	287

Temporary book/tax differences	(291,929)

Capital loss carryforward	(2,402,709,256)

Shares of beneficial interest	3,289,796,617

Total net assets	$1,020,589,714

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$2,054,734,988

February 28, 2017	221,384,880

February 28, 2018	126,589,388

Total capital loss carryforward	$2,402,709,256

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $365,474,840 and $482,889,729, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$178,928,082

Aggregate unrealized (depreciation) of investment securities	(45,134,087)

Net unrealized appreciation of investment securities	$133,793,995

Cost of investments for tax purposes is $910,629,994.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and net operating losses, on February 28, 2010, undistributed net investment income (loss) was increased by $3,444,891, undistributed net realized gain (loss) was increased by $4,472,199 and shares of beneficial interest decreased by $7,917,090. This reclassification had no effect on the net assets of the Fund.

19        AIM Dynamics Fund

NOTE 11—Share Information

	Summary of Share Activity

	Seven months ended		Year ended		Year ended
	February 28, 2010(a)		July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	637,134	$11,074,150	2,753,255	$37,135,798	4,623,903	$105,825,696

Class B	68,475	1,139,917	322,082	3,988,481	287,554	6,264,407

Class C	124,923	2,019,960	208,675	2,597,033	333,225	7,118,892

Class R	32,458	555,114	68,491	940,487	63,150	1,401,104

Class Y(b)	9,933	172,405	581,189	9,007,387	—	—

Investor Class	2,185,522	37,526,429	4,659,505	64,549,183	5,813,001	131,135,254

Institutional Class	1,111,247	19,015,783	916,336	13,157,867	3,508,123	82,758,813

Automatic conversion of Class B shares to Class A shares:
Class A	124,357	2,125,878	442,948	6,140,645	437,158	9,458,523

Class B	(131,689)	(2,125,878)	(466,119)	(6,140,645)	(457,252)	(9,458,523)

Reacquired:
Class A(b)	(1,494,823)	(25,599,423)	(5,125,712)	(68,230,299)	(4,869,048)	(107,586,489)

Class B	(146,000)	(2,373,737)	(650,054)	(8,245,653)	(683,172)	(14,584,897)

Class C	(139,661)	(2,180,948)	(621,240)	(7,933,299)	(453,532)	(9,400,637)

Class R	(40,915)	(686,405)	(109,163)	(1,591,039)	(53,572)	(1,188,041)

Class Y	(12,013)	(209,250)	(203,822)	(2,397,806)	—	—

Investor Class(b)	(7,155,673)	(122,589,167)	(13,038,359)	(181,751,339)	(17,468,479)	(390,891,165)

Institutional Class	(940,628)	(16,803,959)	(4,606,934)	(85,050,501)	(1,644,923)	(37,736,796)

Net increase (decrease) in share activity	(5,767,353)	$(98,939,131)	(14,868,922)	$(223,823,700)	(10,563,864)	$(226,883,859)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. IADI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	524,895	$8,251,352

Class A	(503,942)	(7,921,977)

Investor Class	(20,953)	(329,375)

NOTE 12—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco AIM” will be changed to “Invesco”.

20        AIM Dynamics Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

								Ratio of		Ratio of
								expenses		expenses
			Net gains					to average		to average net		Ratio of net
	Net asset	Net	(losses) on					net assets		assets without		investment
	value,	investment	securities (both	Total from	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Seven months ended 02/28/10	$15.45	$(0.05)	$2.88	$2.83	$18.28	18.32%	$123,940	1.12	%(d)	1.12	%(d)	(0.55	)%(d)	38%
Year ended 07/31/09	20.41	(0.09)	(4.87)	(4.96)	15.45	(24.30)	116,128	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.10)	(3.20)	20.41	(13.55)	192,706	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.86	(0.11)	4.86	4.75	23.61	25.18	218,469	1.03		1.03		(0.49)		99
Year ended 07/31/06	17.71	(0.05)	1.20	1.15	18.86	6.49	135,778	1.06		1.06		(0.24)		120
Year ended 07/31/05	14.21	(0.08)	3.58	3.50	17.71	24.63	15,895	1.24		1.25		(0.53)		87

Class B
Seven months ended 02/28/10	14.63	(0.12)	2.71	2.59	17.22	17.70	16,431	1.87	(d)	1.87	(d)	(1.30	)(d)	38
Year ended 07/31/09	19.45	(0.19)	(4.63)	(4.82)	14.63	(24.78)	17,015	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.68	(0.26)	(2.97)	(3.23)	19.45	(14.24)	38,079	1.80		1.80		(1.20)		112
Year ended 07/31/07	18.25	(0.26)	4.69	4.43	22.68	24.28	63,742	1.78		1.78		(1.24)		99
Year ended 07/31/06	17.27	(0.19)	1.17	0.98	18.25	5.67	64,434	1.81		1.81		(0.99)		120
Year ended 07/31/05	13.94	(0.18)	3.51	3.33	17.27	23.89	2,908	1.90		1.91		(1.19)		87

Class C
Seven months ended 02/28/10	14.34	(0.12)	2.67	2.55	16.89	17.78	18,911	1.87	(d)	1.87	(d)	(1.30	)(d)	38
Year ended 07/31/09	19.08	(0.18)	(4.56)	(4.74)	14.34	(24.84)	16,271	1.96		1.96		(1.37)		104
Year ended 07/31/08	22.25	(0.26)	(2.91)	(3.17)	19.08	(14.25)	29,517	1.80		1.80		(1.20)		112
Year ended 07/31/07	17.90	(0.26)	4.61	4.35	22.25	24.30	37,089	1.78		1.78		(1.24)		99
Year ended 07/31/06	16.93	(0.18)	1.15	0.97	17.90	5.73	32,577	1.81		1.81		(0.99)		120
Year ended 07/31/05	13.67	(0.18)	3.44	3.26	16.93	23.85	9,081	1.90		1.91		(1.19)		87

Class R
Seven months ended 02/28/10	15.31	(0.08)	2.85	2.77	18.08	18.09	2,649	1.37	(d)	1.37	(d)	(0.80	)(d)	38
Year ended 07/31/09	20.26	(0.12)	(4.83)	(4.95)	15.31	(24.43)	2,373	1.46		1.46		(0.87)		104
Year ended 07/31/08	23.51	(0.16)	(3.09)	(3.25)	20.26	(13.82)	3,965	1.30		1.30		(0.70)		112
Year ended 07/31/07	18.82	(0.16)	4.85	4.69	23.51	24.92	4,374	1.28		1.28		(0.74)		99
Year ended 07/31/06(e)	17.05	(0.07)	1.84	1.77	18.82	10.38	2,430	1.33	(f)	1.33	(f)	(0.51	)(f)	120

Class Y
Seven months ended 02/28/10	15.48	(0.03)	2.89	2.86	18.34	18.47	6,883	0.87	(d)	0.87	(d)	(0.30	)(d)	38
Year ended 07/31/09(e)	15.72	(0.04)	(0.20)	(0.24)	15.48	(1.53)	5,843	1.00	(f)	1.00	(f)	(0.41	))(f)	104

Investor Class
Seven months ended 02/28/10	15.45	(0.05)	2.88	2.83	18.28	18.32	751,148	1.12	(d)	1.12	(d)	(0.55	)(d)	38
Year ended 07/31/09	20.40	(0.09)	(4.86)	(4.95)	15.45	(24.26)	711,934	1.21		1.21		(0.62)		104
Year ended 07/31/08	23.61	(0.10)	(3.11)	(3.21)	20.40	(13.60)	1,110,821	1.05		1.05		(0.45)		112
Year ended 07/31/07	18.85	(0.11)	4.87	4.76	23.61	25.25	1,560,651	1.03		1.03		(0.49)		99
Year ended 07/31/06	17.71	(0.04)	1.18	1.14	18.85	6.44	1,530,105	1.06		1.06		(0.24)		120
Year ended 07/31/05	14.19	(0.07)	3.59	3.52	17.71	24.81	1,984,687	1.15		1.16		(0.44)		87

Institutional Class
Seven months ended 02/28/10	16.05	(0.01)	2.99	2.98	19.03	18.57	100,629	0.67	(d)	0.67	(d)	(0.10	)(d)	38
Year ended 07/31/09	21.08	(0.02)	(5.01)	(5.03)	16.05	(23.86)	82,123	0.72		0.72		(0.13)		104
Year ended 07/31/08	24.31	(0.02)	(3.21)	(3.23)	21.08	(13.29)	185,683	0.66		0.66		(0.06)		112
Year ended 07/31/07	19.33	(0.02)	5.00	4.98	24.31	25.76	168,767	0.64		0.64		(0.10)		99
Year ended 07/31/06	18.08	0.03	1.22	1.25	19.33	6.91	66,829	0.63		0.63		0.19		120
Year ended 07/31/05	14.42	0.01	3.65	3.66	18.08	25.38	10,305	0.63		0.64		0.08		87

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $120,673, $17,259, $17,837, $2,508, $6,455, $745,640 and $93,668 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 25, 2005 and October 3, 2008 for Class R and Class Y, respectively.
(f)	Annualized.

21        AIM Dynamics Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Dynamics Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Dynamics Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

22        AIM Dynamics Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,159.20	$6.00	$1,019.24	$5.61	1.12%

B	1,000.00	1,154.80	9.99	1,015.52	9.35	1.87

C	1,000.00	1,154.50	9.99	1,015.52	9.35	1.87

R	1,000.00	1,157.50	7.33	1,018.00	6.85	1.37

Y	1,000.00	1,160.00	4.66	1,020.48	4.36	0.87

Investor	1,000.00	1,159.20	6.00	1,019.24	5.61	1.12

Institutional	1,000.00	1,161.70	3.59	1,021.47	3.36	0.67

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        AIM Dynamics Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

I-DYN-AR-1	Invesco Aim Distributors, Inc.

AIM Global Real Estate Fund
Annual Report to Shareholders      February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor's Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
      Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
      While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
      If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Global Real Estate Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
      To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
      As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
Real estate fundamentals remained challenged across most of the globe during the seven months ended February 28, 2010. However, as major economies showed signs of improvement, demand for real estate products was strong across all regions during the review period. In general, real estate securities benefited from improvements in credit markets and increased access to capital through debt refinancing and secondary equity offerings.
      All share classes of AIM Global Real Estate Fund delivered positive returns over the period and, at net asset value (NAV), outperformed the Fund’s broad market index, the MSCI World Index. The Fund, however, underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, as a result of security selection and underweight exposure to the U.S., as well as security selection and overweight exposure to Japan.
      Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
< /TR>

Class A Shares	12.36%

Class B Shares	11.97

Class C Shares	11.84

Class R Shares	12.23

Class Y Shares	12.48

Institutional Class Shares	12.64

MSCI World Index▼ (Broad Market Index)	9.55

FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	15.30

Lipper Global Real Estate Funds Category Average▼ (Peer Group)	15.84

▼	Lipper Inc.: ■ Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate investment trusts (REITs) and other property-related securities from the U.S. and abroad whose value is driven by tangible assets. Our goal is to create a global Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying U.S. and non-U.S. property types we believe will benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.

We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.
We consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.
■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.
Market conditions and your Fund
A variety of emergency fiscal and monetary expansion initiatives of governments and central banks appeared to have succeeded in averting a worst-case global economic scenario. In the U.S., the economy provided signs of improvement during the period, offering indications that the economy has transitioned from a contraction phase to an expansionary phase. Nevertheless, the pace of recovery remained relatively modest, and the transition from government stimulus- induced growth to a private economic recovery was uncertain.
      While labor markets improved as layoffs moderated, new hiring remained quite weak. Real estate property fundamentals remained challenging with most property sectors still experiencing weak tenant demand and falling rents. Despite the challenging underlying property fundamentals, the U.S. real estate investment trust (REIT) market generally followed the overall trend in equity markets and posted gains during the reporting period.
      Against the backdrop of global economic recovery, various Asian countries began withdrawing stimulus put in place over the past 12 to 18 months. While Vietnam was the first Asian country to raise interest rates, authorities in Singapore, China and Hong Kong initiated various tightening measures, targeting the residential real estate market following a year of substantial price increases and concerns about asset bubbles.

Portfolio Composition
By country

United States	37.8%

Hong Kong	16.1

Japan	11.6

Australia	9.9

United Kingdom	6.1

France	4.4

Singapore	4.2

Countries each less than 2.0% of portfolio	7.9

Money Market Funds
Plus Other Assets Less Liabilities	2.0

Total Net Assets	$605.9 million

Total Number of Holdings*	104

Top 10 Equity Holdings*

1.	Sun Hung Kai Properties Ltd.	4.9%

2.	Simon Property Group, Inc.	3.9

3.	Westfield Group	3.9

4.	Mitsubishi Estate Co. Ltd.	3.4

5.	Mitsui Fudosan Co., Ltd.	2.9

6.	Unibail-Rodamco S.E.-REIT	2.6

7.	Boston Properties, Inc.	2.2

8.	Host Hotels & Resorts Inc.	2.0

9.	Hongkong Land Holdings Ltd.	1.9

10.	Equity Residential	1.9
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Global Real Estate Fund

     Consistent with the rest of the world, European economic conditions generally showed improvement. However, evidence of divergent trends and the long-term nature of deleveraging remained evident with national debt as a percentage of gross domestic product (GDP) still rising in most nations, savings rates maintaining their relatively higher levels and bank lending activity remaining weak. Greece saw its sovereign debt downgraded by credit rating agencies, with some expectations in the market that other higher leveraged European economies may see the same fate in 2010.
     Given this environment, global real estate securities, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index, and the Fund, at net asset value, produced gains for the period and outperformed the broad market, measured by the MSCI World Index. The Fund, however, underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, as a result of security selection and underweight exposure to the U.S., as well as security selection and overweight exposure to Japan. Conversely, the Fund benefited from a relative underweight in France as well as security selection in Hong Kong and Canada.
     Top contributors during the period included Simon Property Group and Westfield Group. Recent equity offerings and debt refinancing by Simon Property Group, a REIT which offered an attractive portfolio of top-tier U.S. regional malls, covered near-term debt maturities and provided necessary capital for future acquisition opportunities. Westfield Group, an Australian Listed Property Trust (LPT), is one of the largest geographically-diversified retail property groups in the world with a portfolio of regional shopping centers in Australia, New Zealand, the U.S. and the U.K.
     Top detractors from the Fund’s performance included two Hong Kong-domiciled companies which experienced strong returns in the previous fiscal year, Sun Hung Kai Properties and China Overseas Land and Investment. Sun Hung Kai Properties is one of the largest property companies in Hong Kong, specializing in high quality residential and commercial projects. China Overseas Land and Investment is a leading national developer with a diversified portfolio and strong track record. We added to these positions during the period.
     At the end of the fiscal year and relative to our style-specific benchmark, we were modestly overweight in Japan, Hong Kong and Australia. Conversely, we were underweight in Canada, France and Singapore. We maintained our bias toward companies with higher quality assets and tenant rosters and flexible balance sheets with longer-term debt maturities. We expect to maintain well-diversified portfolios across all property types and global economic regions and believe the best prospects are based on a combination of relative fundamentals and stock valuations.
     We thank you for your continued investment in AIM Global Real Estate Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Joe Rodriguez, Jr.
Senior portfolio manager, is lead manager of AIM Global Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned his B.B.A. in economics and finance as well as his M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Real Estate Fund. He joined Invesco in 1998. Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is also a Certified Public Accountant.
James Cowen
Portfolio manager, is manage of AIM Global Real Estate Fund. Mr. Cowen has worked in the real estate industry since 1997 and joined Invesco in 2001. He earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Real Estate Fund. He joined Invesco in 1998. Mr. Curbo earned a B.B.A. in finance from The University of Texas.
James Trowbridge
Portfolio manager, is manager of AIM Global Real Estate Fund. He joined Invesco in 1989. Mr. Trowbridge earned a B.A. in finance from Indiana University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of AIM Global Real Estate Fund. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from the University of Texas at Dallas.
Assisted by the Real Estate Team

5	AIM Global Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund data from 4/29/05, index data from 4/30/05
1 Lipper Inc.
2 Invesco, Bloomberg L.P.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	AIM Global Real Estate Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares

Inception(4/29/05)	0.64%

1 Year	64.50

Class B Shares

Inception (4/29/05)	0.73%

1 Year	67.95

Class C Shares

Inception (4/29/05)	1.09%

1 Year	71.62

Class R Shares

Inception (4/29/05)	1.59%

1 Year	73.65

Class Y Shares

Inception	1.92%

1 Year	74.35

Institutional Class Shares

Inception (4/29/05)	2.26%

1 Year	74.90

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.59%, 2.34%, 2.34%, 1.84%, 1.34% and 0.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (4/29/05)	1.35%

1 Year	23.41

Class B Shares

Inception (4/29/05)	1.44%

1 Year	24.57

Class C Shares

Inception (4/29/05)	1.81%

1 Year	28.57

Class R Shares

Inception (4/29/05)	2.33%

1 Year	30.33

Class Y Shares

Inception	2.65%

1 Year	30.96

Institutional Class Shares

Inception (4/29/05)	3.01%

1 Year	31.32

on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	AIM Global Real Estate Fund

AIM Global Real Estate Fund’s investment objective is high total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Because the Fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets.

■	The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund’s exposure is unlimited.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government- sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs.

■	The Lipper Global Real Estate Funds Category Average represents an average of all funds in the Lipper Global Real Estate Funds category.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGREX
Class B Shares	BGREX
Class C Shares	CGREX
Class R Shares	RGREX
Class Y Shares	ARGYX
Institutional Class Shares	IGREX

8	AIM Global Real Estate Fund

Schedule of Investments

February 28, 2010

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.03%
Australia–9.94%
CFS Retail Property Trust	5,977,767	$10,160,024

Commonwealth Property Office Fund	3,755,441	3,191,408

Dexus Property Group	8,284,508	6,111,109

Goodman Group	15,806,349	8,471,049

Stockland	2,334,997	8,476,397

Westfield Group	2,214,892	23,810,604

		60,220,591

Austria–0.43%
Conwert Immobilien Invest S.E.(a)	239,169	2,631,466

Canada–1.99%
Canadian REIT	210,400	5,649,463

Morguard REIT	170,500	2,097,015

Primaris Retail REIT	260,600	4,235,586

		11,982,064

China–0.74%
Agile Property Holdings Ltd.	2,600,000	3,322,769

KWG Property Holding Ltd.	1,770,000	1,176,625

		4,499,394

Finland–0.42%
Citycon Oyj	671,592	2,560,619

France–4.43%
Gecina S.A.	35,193	3,647,367

Klepierre	114,680	4,270,969

Mercialys	85,605	3,069,244

Unibail-Rodamco S.E.	80,401	15,874,896

		26,862,476

Germany–0.39%
Deutsche Euroshop AG	74,453	2,360,188

Hong Kong–16.12%
China Overseas Land & Investment Ltd.	3,791,330	7,687,967

China Resources Land Ltd.	2,541,900	5,291,941

Glorious Property Holdings Ltd.(a)	2,624,000	1,039,846

Hang Lung Properties Ltd.	2,274,000	8,686,210

Henderson Land Development Co. Ltd.	1,352,000	9,135,606

Hongkong Land Holdings Ltd.	2,552,000	11,739,200

Kerry Properties Ltd.	939,900	4,474,157

Link REIT (The)	1,874,500	4,713,901

New World Development Co., Ltd.	944,000	1,731,798

Sino Land Co. Ltd.	3,588,000	6,804,174

Sun Hung Kai Properties Ltd.	2,145,000	29,789,364

Wharf (Holdings) Ltd. (The)	1,273,000	6,559,996

		97,654,160

Japan–11.59%
AEON Mall Co. Ltd.	102,400	1,867,897

Japan Prime Realty Investment Corp.	919	2,026,125

Japan Real Estate Investment Corp.	607	5,242,304

Japan Retail Fund Investment Corp.	2,508	2,976,503

Kenedix Realty Investment Corp.	736	2,009,684

Mitsubishi Estate Co. Ltd.	1,322,000	20,765,567

Mitsui Fudosan Co., Ltd.	1,029,000	17,379,800

Nippon Building Fund Inc.	590	5,221,038

NTT Urban Development Corp.	2,658	2,118,978

Sumitomo Realty & Development Co., Ltd.	599,000	10,643,193

		70,251,089

Luxembourg–0.58%
GAGFAH S.A.	172,934	1,586,222

ProLogis European Properties(a)	282,140	1,918,698

		3,504,920

Malta–0.01%
BGP Holdings PLC(a)	10,349,872	0

Netherlands–1.64%
Corio N.V.	40,968	2,534,922

Eurocommercial Properties N.V.	74,787	2,855,522

VastNed Retail N.V.	23,140	1,469,929

Wereldhave N.V.	34,463	3,103,366

		9,963,739

Singapore–4.22%
Ascendas REIT	1,166,341	1,601,365

CapitaCommercial Trust	4,753,000	3,651,732

Capitaland Ltd.	3,792,500	10,198,229

CapitaMall Trust	4,964,563	6,251,175

City Developments Ltd.	222,000	1,623,504

Suntec REIT	2,431,000	2,248,204

		25,574,209

Sweden–0.80%
Castellum A.B.	489,734	4,859,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Global Real Estate Fund

	Shares	Value

Switzerland–0.90%
PSP Swiss Property AG(a)	40,581	$2,407,892

Swiss Prime Site AG(a)	52,842	3,039,497

		5,447,389

United Kingdom–6.05%
Big Yellow Group PLC(a)	635,632	3,079,589

British Land Co. PLC	672,838	4,522,265

Derwent London PLC	199,041	3,930,811

Great Portland Estates PLC	204,121	875,021

Hammerson PLC	603,227	3,528,375

Hansteen Holdings PLC	1,852,866	2,175,728

Land Securities Group PLC	611,148	5,894,904

Segro PLC	1,337,755	6,510,680

Shaftesbury PLC	488,836	2,800,749

Unite Group PLC(a)	756,469	3,352,406

		36,670,528

United States–37.78%
Acadia Realty Trust	145,639	2,436,540

Alexandria Real Estate Equities, Inc.	93,205	5,743,292

AMB Property Corp.	91,126	2,218,007

American Campus Communities, Inc.	111,942	3,094,077

AvalonBay Communities, Inc.	57,608	4,690,443

Boston Properties, Inc.	192,072	13,047,451

Brookfield Properties Corp.	600,574	8,351,295

Camden Property Trust	138,917	5,563,626

CBL & Associates Properties, Inc.	76,176	905,733

DCT Industrial Trust Inc.	485,459	2,388,458

DiamondRock Hospitality Co.(a)	217,924	1,948,241

Digital Realty Trust, Inc.	215,761	11,128,952

Equity Residential	316,925	11,434,654

Essex Property Trust, Inc.	81,435	6,995,267

Federal Realty Investment Trust	44,279	3,053,480

Health Care REIT, Inc.	200,085	8,475,601

Hospitality Properties Trust	49,200	1,080,924

Host Hotels & Resorts Inc.	1,013,672	11,870,099

Kilroy Realty Corp.	128,569	3,642,360

Liberty Property Trust	230,026	7,114,704

Macerich Co. (The)	158,971	5,665,726

Mack-Cali Realty Corp.	102,465	3,436,676

Mid-America Apartment Communities, Inc.	62,726	3,257,988

Nationwide Health Properties, Inc.	211,566	7,021,876

Pebblebrook Hotel Trust(a)	55,913	1,132,797

Piedmont Office Realty Trust Inc.–Class A(a)	51,000	854,250

ProLogis	615,847	7,938,268

Public Storage	133,378	10,962,338

Regency Centers Corp.	208,069	7,213,752

Retail Opportunity Investments Corp.(a)	155,179	1,551,790

Senior Housing Properties Trust	301,422	6,266,563

Simon Property Group, Inc.	305,650	23,929,339

SL Green Realty Corp.	82,112	4,192,639

Starwood Hotels & Resorts Worldwide, Inc.	72,886	2,820,688

Tanger Factory Outlet Centers, Inc.	103,742	4,322,929

Taubman Centers, Inc.	46,742	1,810,318

Ventas, Inc.	239,671	10,591,061

Vornado Realty Trust	164,211	10,791,947

		228,944,149

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $545,604,179)		593,986,135

Money Market Funds–1.22%
Liquid Assets Portfolio–Institutional Class(b)	3,693,390	3,693,390

Premier Portfolio–Institutional Class(b)	3,693,390	3,693,390

Total Money Market Funds (Cost $7,386,780)		7,386,780

TOTAL INVESTMENTS–99.25% (Cost $552,990,959)		601,372,915

OTHER ASSETS LESS LIABILITIES–0.75%		4,550,641

NET ASSETS–100.00%		$605,923,556

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $545,604,179)	$593,986,135

Investments in affiliated money market funds, at value and cost	7,386,780

Total investments, at value (Cost $552,990,959)	601,372,915

Cash	186,283

Foreign currencies, at value (Cost $2,928,179)	2,904,404

Receivables for:
Investments sold	8,504,589

Fund shares sold	1,881,543

Dividends	939,977

Investment for trustee deferred compensation and retirement plans	9,215

Other assets	47,308

Total assets	615,846,234

Liabilities:
Payables for:
Investments purchased	8,843,652

Fund shares reacquired	638,179

Accrued fees to affiliates	280,859

Accrued other operating expenses	124,744

Trustee deferred compensation and retirement plans	35,244

Total liabilities	9,922,678

Net assets applicable to shares outstanding	$605,923,556

Net assets consist of:
Shares of beneficial interest	$851,344,602

Undistributed net investment income	(11,422,156)

Undistributed net realized gain (loss)	(282,364,985)

Unrealized appreciation	48,366,095

$605,923,556

Net Assets:
Class A	$233,895,481

Class B	$14,779,994

Class C	$38,956,871

Class R	$9,254,446

Class Y	$122,613,377

Institutional Class	$186,423,387

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	25,970,581

Class B	1,644,461

Class C	4,332,415

Class R	1,028,049

Class Y	13,600,051

Institutional Class	20,717,500

Class A:
Net asset value per share	$9.01

Maximum offering price per share (Net asset value of $9.01 divided by 94.50%)	$9.53

Class B:
Net asset value and offering price per share	$8.99

Class C:
Net asset value and offering price per share	$8.99

Class R:
Net asset value and offering price per share	$9.00

Class Y:
Net asset value and offering price per share	$9.02

Institutional Class:
Net asset value and offering price per share	$9.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Global Real Estate Fund

Statement of Operations

For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

	Seven months ended	Year ended
	February 28,	July 31,
	2010	2009

Investment income:
Dividends (net of foreign withholding taxes of $932,033 and $922,918, respectively)	$9,712,521	$14,445,360

Dividends from affiliated money market funds (includes securities lending income of $0 and $617,269, respectively)	11,832	684,992

Total investment income	9,724,353	15,130,352

Expenses:
Advisory fees	2,349,441	2,583,477

Administrative services fees	101,692	127,712

Custodian fees	150,038	172,915

Distribution fees:
Class A	339,251	559,397

Class B	91,143	175,749

Class C	228,991	415,981

Class R	26,171	27,804

Transfer agent fees — A, B, C, R and Y	634,177	1,167,967

Transfer agent fees — Institutional	19,753	7,596

Trustees’ and officers’ fees and benefits	17,619	30,609

Other	179,139	408,268

Total expenses	4,137,415	5,677,475

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(17,970)	(16,699)

Net expenses	4,119,445	5,660,776

Net investment income	5,604,908	9,469,576

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(12,762,462)	(189,635,874)

Foreign currencies	(493,137)	(534,366)

	(13,255,599)	(190,170,240)

Change in net unrealized appreciation (depreciation) of:
Investment securities	61,777,956	22,708,062

Foreign currencies	(27,944)	5,387

	61,750,012	22,713,449

Net realized and unrealized gain (loss)	48,494,413	(167,456,791)

Net increase (decrease) in net assets resulting from operations	$54,099,321	$(157,987,215)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Global Real Estate Fund

Statement of Changes in Net Assets

For the period August 1, 2009 to February 28, 2010 and the years ended July 31, 2009 and 2008, respectively.

	Seven months ended	Year ended	Year ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$5,604,908	$9,469,576	$9,470,250

Net realized gain (loss)	(13,255,599)	(190,170,240)	(66,384,620)

Change in net unrealized appreciation (depreciation)	61,750,012	22,713,449	(44,635,844)

Net increase (decrease) in net assets resulting from operations	54,099,321	(157,987,215)	(101,550,214)

Distributions to shareholders from net investment income:
Class A	(5,901,435)	(2,828,423)	(28,941,098)

Class B	(333,932)	(89,502)	(2,520,908)

Class C	(848,789)	(211,777)	(5,687,189)

Class R	(219,618)	(52,466)	(304,100)

Class Y	(3,115,320)	(162,576)	—

Institutional Class	(3,790,875)	(743,157)	(1,184,167)

Total distributions from net investment income	(14,209,969)	(4,087,901)	(38,637,462)

Distributions to shareholders from net realized gains:
Class A	—	(299,495)	(15,222,107)

Class B	—	(23,910)	(1,508,484)

Class C	—	(56,178)	(3,406,526)

Class R	—	(6,832)	(164,424)

Class Y	—	(495)	—

Institutional Class	—	(47,347)	(403,990)

Total distributions from net realized gains	—	(434,257)	(20,705,531)

Share transactions-net:
Class A	5,570,930	(59,078,019)	23,008,111

Class B	(1,493,592)	(7,479,613)	(10,326,590)

Class C	(466,460)	(16,726,250)	(11,567,241)

Class R	1,008,046	2,129,794	4,970,319

Class Y	64,640,561	41,974,888	—

Institutional Class	88,686,405	39,394,943	63,541,574

Net increase in net assets resulting from share transactions	157,945,890	215,743	69,626,173

Net increase (decrease) in net assets	197,835,242	(162,293,630)	(91,267,034)

Net assets:
Beginning of year	408,088,314	570,381,944	661,648,978

End of year (includes undistributed net investment income of $ (11,422,156), $(5,623,648) and $(23,847,415), respectively)	$605,923,556	$408,088,314	$570,381,944

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio

13        AIM Global Real Estate Fund

are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is high total return through growth of capital and current income.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses)

14        AIM Global Real Estate Fund

on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated

15        AIM Global Real Estate Fund

and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
M.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

16        AIM Global Real Estate Fund

  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Adviser waived advisory fees of $11,638 and $6,246, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $357 and $1,142, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $13,433 in front-end sales commissions from the sale of Class A shares and $283, $25,337, $2,735 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $21,632 in front-end sales commissions from the sale of Class A shares and $1,841, $61,807, $11,082 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17        AIM Global Real Estate Fund

  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Australia	$—	$60,220,591	$—	$60,220,591

Austria	2,631,466	—	—	2,631,466

Canada	11,982,064	—	—	11,982,064

China	4,499,394	—	—	4,499,394

Finland	2,560,619	—	—	2,560,619

France	26,862,476	—	—	26,862,476

Germany	2,360,188	—	—	2,360,188

Hong Kong	96,614,314	1,039,846	—	97,654,160

Japan	65,030,051	5,221,038	—	70,251,089

Luxembourg	1,586,222	1,918,698	—	3,504,920

Malta	—	—	0	0

Netherlands	9,963,739	—	—	9,963,739

Singapore	25,574,209	—	—	25,574,209

Sweden	4,859,154	—	—	4,859,154

Switzerland	5,447,389	—	—	5,447,389

United Kingdom	22,109,208	14,561,320	—	36,670,528

United States	236,330,929	—	—	236,330,929

Total Investments	$518,411,422	$82,961,493	$0	$601,372,915

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,975 and $9,311, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,469 and $4,129, respectively for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        AIM Global Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$14,209,969	$4,094,228	$43,809,621

Long-term capital gain	—	427,930	15,533,372

Total distributions	$14,209,969	$4,522,158	$59,342,993

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,188,238

Net unrealized appreciation (depreciation) — investments	(7,599,905)

Net unrealized appreciation (depreciation) — other investments	(15,861)

Temporary book/tax differences	(36,115)

Post-October deferrals	(4,614,587)

Capital loss carryforward	(234,342,816)

Shares of beneficial interest	851,344,602

Total net assets	$605,923,556

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$(122,895,674)

February 28, 2018	(111,447,142)

Total capital loss carryforward	$(234,342,816)

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $392,372,164 and $241,800,811, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$9,287,263

Aggregate unrealized (depreciation) of investment securities	(16,887,168)

Net unrealized appreciation (depreciation) of investment securities	$(7,599,905)

Cost of investments for tax purposes is $608,972,820.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and passive foreign investment companies, on February 28, 2010, undistributed net investment income was increased by $2,806,553, undistributed net realized gain (loss) was decreased by $3,101,558 and shares of beneficial interest increased by $295,005. This reclassification had no effect on the net assets of the Fund.

19        AIM Global Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity

	Seven months ended		Year ended July 31,
	February 28, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	4,535,320	$41,273,207	9,573,707	$75,027,647	15,062,539	$207,887,700

Class B	84,501	760,043	151,418	1,227,483	551,059	7,684,779

Class C	597,323	5,406,216	959,831	7,645,777	1,854,781	25,784,931

Class R	311,574	2,835,400	544,463	3,975,666	485,047	6,507,205

Class Y(b)	8,476,504	76,304,679	7,089,627	46,426,201	—	—

Institutional Class	11,120,454	99,107,259	6,739,484	51,167,511	5,079,886	68,644,895

Issued as reinvestment of dividends:
Class A	552,668	5,083,818	360,241	2,820,518	2,882,405	38,794,907

Class B	32,975	302,741	13,594	103,571	268,128	3,633,723

Class C	83,292	764,659	31,863	244,436	602,837	8,207,560

Class R	23,882	219,538	7,914	59,219	34,007	460,101

Class Y	325,821	3,000,138	23,120	148,106	—	—

Institutional Class	336,870	3,098,178	98,043	749,803	114,487	1,510,235

Automatic conversion of Class B shares to Class A shares:
Class A	74,984	676,118	210,709	1,595,244	252,746	3,483,775

Class B	(75,057)	(676,118)	(210,923)	(1,595,244)	(253,003)	(3,483,775)

Reacquired:(c)
Class A(b)	(4,583,264)	(41,462,213)	(18,623,841)	(138,521,428)	(16,669,656)	(227,158,271)

Class B	(208,390)	(1,880,258)	(964,567)	(7,215,423)	(1,315,212)	(18,161,317)

Class C	(732,752)	(6,637,335)	(3,298,877)	(24,616,463)	(3,344,087)	(45,559,732)

Class R	(225,281)	(2,046,892)	(243,898)	(1,905,091)	(152,373)	(1,996,987)

Class Y	(1,621,956)	(14,664,256)	(693,065)	(4,599,419)	—	—

Institutional Class	(1,463,961)	(13,519,032)	(1,544,318)	(12,522,371)	(523,017)	(6,613,556)

Net increase in share activity	17,645,507	$157,945,890	224,525	$215,743	4,930,574	$69,626,173

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 30% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	43,776	$419,372

Class A	(43,776)	(419,372)

(c)	Net of redemption fees of $23,428, $13,115 and $9,872 allocated among the classes based on relative net assets of each class for the seven months ended February 28, 2010, the years ended July 31, 2009 and 2008, respectively.

20        AIM Global Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses to		expenses to
				(losses) on								average net		average net		Ratio of net
	Net asset			securities		Dividends	Distributions					assets with fee		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	waivers and/or		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end of	Total	end of period	expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Seven months ended 02/28/10	$8.22	$0.09	(d)	$0.93	$1.02	$(0.23)	$—	$(0.23)	$9.01	12.36%	$233,895	1.40	%(e)	1.40	%(e)	1.68	%(e)	46%
Year ended 07/31/09	11.54	0.22	(d)	(3.44)	(3.22)	(0.09)	(0.01)	(0.10)	8.22	(27.79)	208,752	1.59		1.59		2.79		78
Year ended 07/31/08	14.88	0.23	(d)	(2.19)	(1.96)	(0.90)	(0.48)	(1.38)	11.54	(14.46)	390,981	1.38		1.38		1.66		59
Year ended 07/31/07	13.50	0.18	(d)	1.83	2.01	(0.47)	(0.16)	(0.63)	14.88	14.88	481,099	1.36		1.36		1.12		46
Year ended 07/31/06	10.99	0.18		2.57	2.75	(0.23)	(0.01)	(0.24)	13.50	25.31	162,427	1.41		1.57		1.39		31
Year ended 07/31/05(f)	10.08	0.03		0.90	0.93	(0.02)	—	(0.02)	10.99	9.27	23,285	1.45	(g)	4.22	(g)	1.36	(g)	3

Class B
Seven months ended 02/28/10	8.21	0.05	(d)	0.93	0.98	(0.20)	—	(0.20)	8.99	11.85	14,780	2.15	(e)	2.15	(e)	0.93	(e)	46
Year ended 07/31/09	11.53	0.16	(d)	(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.21	(28.35)	14,870	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13	(d)	(2.19)	(2.06)	(0.79)	(0.48)	(1.27)	11.53	(15.09)	32,535	2.13		2.13		0.91		59
Year ended 07/31/07	13.49	0.06	(d)	1.83	1.89	(0.36)	(0.16)	(0.52)	14.86	14.02	53,038	2.11		2.11		0.37		46
Year ended 07/31/06	10.98	0.09		2.57	2.66	(0.14)	(0.01)	(0.15)	13.49	24.41	20,860	2.16		2.32		0.64		31
Year ended 07/31/05(f)	10.08	0.01		0.90	0.91	(0.01)	—	(0.01)	10.98	9.06	5,603	2.15	(g)	4.92	(g)	0.66	(g)	3

Class C
Seven months ended 02/28/10	8.22	0.05	(d)	0.92	0.97	(0.20)	—	(0.20)	8.99	11.71	38,957	2.15	(e)	2.15	(e)	0.93	(e)	46
Year ended 07/31/09	11.54	0.16	(d)	(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.22	(28.33)	36,020	2.34		2.34		2.04		78
Year ended 07/31/08	14.86	0.13	(d)	(2.18)	(2.05)	(0.79)	(0.48)	(1.27)	11.54	(15.02)	77,201	2.13		2.13		0.91		59
Year ended 07/31/07	13.50	0.06	(d)	1.82	1.88	(0.36)	(0.16)	(0.52)	14.86	13.93	112,613	2.11		2.11		0.37		46
Year ended 07/31/06	10.98	0.09		2.58	2.67	(0.14)	(0.01)	(0.15)	13.50	24.50	35,932	2.16		2.32		0.64		31
Year ended 07/31/05(f)	10.08	0.01		0.90	0.91	(0.01)	—	(0.01)	10.98	9.06	5,274	2.15	(g)	4.92	(g)	0.66	(g)	3

Class R
Seven months ended 02/28/10	8.22	0.08	(d)	0.92	1.00	(0.22)	—	(0.22)	9.00	12.10	9,254	1.65	(e)	1.65	(e)	1.43	(e)	46
Year ended 07/31/09	11.54	0.19	(d)	(3.43)	(3.24)	(0.07)	(0.01)	(0.08)	8.22	(27.97)	7,545	1.84		1.84		2.54		78
Year ended 07/31/08	14.87	0.19	(d)	(2.17)	(1.98)	(0.87)	(0.48)	(1.35)	11.54	(14.63)	7,032	1.63		1.63		1.41		59
Year ended 07/31/07	13.50	0.14	(d)	1.82	1.96	(0.43)	(0.16)	(0.59)	14.87	14.52	3,610	1.61		1.61		0.87		46
Year ended 07/31/06	10.99	0.15		2.57	2.72	(0.20)	(0.01)	(0.21)	13.50	25.00	1,104	1.66		1.82		1.14		31
Year ended 07/31/05(f)	10.08	0.03		0.90	0.93	(0.02)	—	(0.02)	10.99	9.24	689	1.65	(g)	4.42	(g)	1.16	(g)	3

Class Y
Seven months ended 02/28/10	8.23	0.10	(d)	0.93	1.03	(0.24)	—	(0.24)	9.02	12.48	122,613	1.15	(e)	1.15	(e)	1.93	(e)	46
Year ended 07/31/09(f)	9.58	0.17	(d)	(1.44)	(1.27)	(0.07)	(0.01)	(0.08)	8.23	(13.03)	52,830	1.40	(g)	1.40	(g)	2.98	(g)	78

Institutional Class
Seven months ended 02/28/10	8.21	0.11	(d)	0.93	1.04	(0.25)	—	(0.25)	9.00	12.64	186,423	0.91	(e)	0.91	(e)	2.17	(e)	46
Year ended 07/31/09	11.53	0.26	(d)	(3.43)	(3.17)	(0.14)	(0.01)	(0.15)	8.21	(27.36)	88,071	0.98		0.98		3.40		78
Year ended 07/31/08	14.86	0.28	(d)	(2.16)	(1.88)	(0.97)	(0.48)	(1.45)	11.53	(13.99)	62,633	0.91		0.91		2.13		59
Year ended 07/31/07	13.49	0.25	(d)	1.81	2.06	(0.53)	(0.16)	(0.69)	14.86	15.29	11,289	0.91		0.91		1.57		46
Year ended 07/31/06	10.99	0.23		2.54	2.77	(0.26)	(0.01)	(0.27)	13.49	25.57	9,422	1.09		1.10		1.71		31
Year ended 07/31/05(f)	10.08	0.04		0.90	0.94	(0.03)	—	(0.03)	10.99	9.33	656	1.15	(g)	3.73	(g)	1.66	(g)	3

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $233,635, $15,692, $39,425, $9,012, $109,863, and $136,212 for Class A, Class B, Class C, Class R, Class Y, and Institutional Class shares, respectively.
(f)	Commencement date of April 29, 2005 for Class A, Class B, Class C, Class R and Institutional Class shares. Commencement date of October 3, 2008 for Class Y shares.
(g)	Annualized.

21        AIM Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

22        AIM Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,060.40	$7.00	$1,018.00	$6.85	1.37%

B	1,000.00	1,056.70	10.81	1,014.28	10.59	2.12

C	1,000.00	1,056.70	10.81	1,014.28	10.59	2.12

R	1,000.00	1,059.10	8.27	1,016.76	8.10	1.62

Y	1,000.00	1,061.60	5.73	1,019.24	5.61	1.12

Institutional	1,000.00	1,061.70	4.60	1,020.33	4.51	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        AIM Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        AIM Global Real Estate Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.

     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

GRE-AR-1	Invesco Aim Distributors, Inc.

AIM High Yield Fund

Annual Report to Shareholders	February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
19	Financial Statements
21	Notes to Financial Statements
30	Financial Highlights
31	Auditor’s Report
32	Fund Expenses
33	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.

Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM High Yield Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM High Yield Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, Class A shares of AIM High Yield Fund, at net asset value (NAV), outperformed the Fund’s style-specific index and its broad market index. As lower quality bonds (CCC-rated and below) outperformed higher quality securities (BB- and B-rated) within the high yield market, the Fund’s strategy of maintaining its focus on BB- and B-rated issues benefited performance relative to its broad market benchmark. The primary detractor from relative performance, versus the style-specific benchmark, for the reporting period was our underweight position within financials, as this non-traditional high yield sector posted a strong rally for the reporting period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.15%

Class B Shares	15.63

Class C Shares	15.38

Class Y Shares	16.00

Investor Class Shares	16.16

Institutional Class Shares	16.10

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.26

Barclays Capital U.S. Corporate High Yield Index ▼ (Style-Specific Index)	15.98

Lipper High Current Yield Bond Funds Index ▼ (Peer Group Index)	14.85

▼Lipper Inc.

How we invest
We invest primarily in debt securities that are determined to be below investment grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of U.S.-based companies, many of which are moderately sized companies. We principally invest in junk bonds rated B or above, although we generally own bonds of lesser quality as well. We may invest in convertible bonds, preferred stock, derivatives and foreign securities. We may also invest up to 25% of total assets in foreign securities of which 15% can be in developing markets.
     The primary driver of our security selection is fundamental analysis conducted by a team of analysts who specialize by industry. This bottom-up approach is augmented with an

Portfolio Composition
By credit quality

AA	0.3%

A	2.8

BBB	5.7

BB	21.4

B	38.7

CCC	23.1

CC	0.5

C	0.9

D	1.2

NR	5.4
Source: S&P, Moody’s, Fitch
ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk/return profile or relative value and top-down factors generally determine buy and sell decisions.
     Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the return expected from an investment) as well as the risk parameters for the Fund. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at
This table is calculated based on the highest rating assigned by one of these agencies to an individual security. Additionally, this language must appear: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.

any time, taking into account skill and market opportunities.
Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.

■	Very low yields.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad based economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth had also begun to rebound, but some sovereign risks, such as the one involving Greece’s debt problems, and persistent private sector concerns, such as those involving the investment company Dubai World, remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative easing, ending the purchase of U.S. Treasuries, and extending the period over which it would buy agency mortgage-backed securities and agency debentures. In doing so, the Fed worked to sustain economic recovery by keeping

4	AIM High Yield Fund

long-term interest rates low and making more money available to consumers and businesses.
     For the period, Treasury yields increased for securities with longer maturities (30 years), as the U.S. economy showed signs of recovery which reduced “fear”-driven trades.2 At the same time, yields on Treasuries with maturities of five years and shorter fell as demand and monetary policy favored securities in this category.2 The result was a steeper yield curve, with longer maturities underperforming due mainly to concerns about inflation and Treasury issuances.2 Credit spreads, the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk, narrowed as investors’ growing appetite for risk benefited valuations of non-government bonds.2
      High yield bonds had a banner year in 2009 as the credit markets began to see life again. High yield bonds ended the year as one of the top-performing asset classes.
     The primary detractor from relative performance for the reporting period was our underweight position in financials, as this non-traditional high yield sector posted a strong rally over the second half of the reporting period. In recent months, we significantly increased our exposure to financials as this sector became a larger share of the high yield universe in 2009. We increased our exposure to financials as we studied the sector and developed viable investment strategies. At the close of the reporting period, our weight in this sector was generally near benchmark levels, although we were constrained at times by individual mandates.

Top 10 Fixed Income Issuers*

1. HCA, Inc.	1.8%

2. Ford Motor Credit Co. LLC	1.8

3. Nielsen Finance Co., LLC	1.6

4. GMAC Inc.	1.6

5. MGM Mirage	1.5

6. Travelport LLC	1.3

7. First Data Corp.	1.3

8. Ply Gem Industries Inc.	1.2

9. Continental Airlines Inc.	1.1

10. Ford Motor Co.	1.1

Total Net Assets	$836.5 million

Total Number of Holdings*	315
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
      Our approach has been to complement high yield bonds with securities from the dislocated investment grade universe. These investment grade bonds offered compelling return opportunities with potentially lower default risk because they had a more senior position in a firm’s debt structure
      Recovery stories continued to be an important driver of relative performance for the reporting period. A primary contributor to performance was Mercer International, a distressed holding in the paper industry. In addition, capital market transactions benefited our position in Ply Gem Industries in the building materials sub-sector.
     While the portfolio remained well-diversified across industries and issues, some of the Fund’s holdings delivered weaker results. Our investment in Hellas Telecom was a detractor from performance due to the recent Greek debt crisis. Hellas recently survived a bankruptcy that could prove beneficial. The bankruptcy eliminated a large amount of subordinated debt and led to an equity investment, which we believe could be a positive for the bonds we own going forward.
     As always, we appreciate your continued participation in AIM High Yield Fund.
1	U.S. Federal Reserve
2	Bloomberg L.P.; Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Peter Ehret
Chartered Financial Analyst, senior portfolio manager, is lead manager of AIM High Yield Fund. Mr. Ehret joined Invesco Aim in 2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, senior portfolio manager, is manager of AIM High Yield Fund. He joined Invesco Aim in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

5	AIM High Yield Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Index data from 6/30/78, Fund data from 7/11/78
1 Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	AIM High Yield Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable
sales charges

Class A Shares

Inception (7/11/78)		7.68%

10	Years	1.91

5	Years	4.78

1	Year	47.11

Class B Shares

Inception (9/1/93)		3.68%

10	Years	1.80

5	Years	4.69

1	Year	48.04

Class C Shares

Inception (8/4/97)		1.34%

10	Years	1.64

5	Years	4.98

1	Year	51.82

Class Y Shares

10	Years	2.43%

5	Years	5.87

1	Year	54.12

Investor Class Shares

10	Years	2.42%

5	Years	5.79

1	Year	53.78

Institutional Class Shares

10	Years	2.65%

5	Years	6.26

1	Year	54.45

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end
including maximum applicable sales charges

Class A Shares

Inception (7/11/78)		7.66%

10	Years	1.83

5	Years	4.72

1	Year	46.95

Class B Shares

Inception (9/1/93)		3.60%

10	Years	1.70

5	Years	4.69

1	Year	48.24

Class C Shares

Inception (8/4/97)		1.24%

10	Years	1.56

5	Years	4.98

1	Year	52.01

Class Y Shares

10	Years	2.37%

5	Years	5.86

1	Year	54.31

Investor Class Shares

10	Years	2.36%

5	Years	5.79

1	Year	54.50

Institutional Class Shares

10	Years	2.58%

5	Years	6.26

1	Year	54.67

     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.00%, 1.75%, 1.75%, 0.75%, 0.99% and 0.69%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares was 1.22%, 1.97%, 1.97%, 0.97%, 1.21% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.
1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the advisor in effect through at least June 30, 2011. See current prospectus for more information.

7	AIM High Yield Fund

AIM High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.

■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital U.S. Corporate High Yield Index is an unmanaged index that covers the universe of fixed-rate, noninvestment-grade debt.

■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high yield bond funds tracked by Lipper.

■	Effective March 1, 2010, the Fund has elected to use the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index as its style-specific index rather than the Barclays Capital U.S. Corporate High Yield Index because it more closely reflects the investment strategy of the Fund. The Barclays Capital U.S. Corporate High Yield 2%
Issuer Cap Index is an unmanaged index of the 2% Issuer Cap component of the Barclays Capital High Yield Corporate Bond Index, which is a market value-weighted index of fixed-rate, non-investment grade debt.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AMHYX
Class B Shares	AHYBX
Class C Shares	AHYCX
Class Y Shares	AHHYX
Investor Class Shares	HYINX
Institutional Shares	AHIYX

8	AIM High Yield Fund

Schedule of Investments(a)

February 28, 2010

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–91.09%
Advertising–0.49%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.25%, 01/01/13	$4,120,000	$4,130,300

Aerospace & Defense–0.32%
BE Aerospace, Inc., Sr. Unsec. Unsub. Notes, 8.50%, 07/01/18	2,520,000	2,652,300

Airlines–2.93%
American Airlines, Series 2001-2, Class A-1, Sec. Global Pass Through Ctfs., 6.98%, 04/01/11	204,775	205,031

Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	1,017,940	1,154,090

Continental Airlines Inc., Sr. Unsec. Unsub. Notes, 8.75%, 12/01/11	2,810,000	2,788,925

Series 2000-1, Class C-1, Sec. Sub. Pass Through Ctfs., 8.50%, 05/01/11	575,630	549,727

Series 2000-2, Class B, Sec. Sub. Pass Through Ctfs., 8.31%, 04/02/18	780,387	721,858

Series 2001-1, Class B, Sec. Sub. Pass Through Ctfs., 7.37%, 12/15/15	683,182	613,156

Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	3,105,922	3,346,631

Series 2009-1, Class B, Global Pass Through Ctfs., 9.25%, 05/10/17	735,000	744,647

Series 2009-2, Class A, Sr. Sec. Global Pass Through Ctfs., 7.25%, 11/10/19	575,000	600,516

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	746,000	768,380

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	1,477,832	1,466,749

Series 2007-1, Class C, Sec. Global Pass Through Ctfs., 8.95%, 08/10/14	3,059,084	2,852,596

UAL Corp., Series 2007-1, Class B, Sr. Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19(b)	1,941,121	1,504,368

Series 2009-1, Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	3,300,000	3,506,250

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	2,820,000	2,961,000

United Air Lines Inc., Sr. Sec. Notes, 9.88%, 08/01/13(b)	715,000	720,362

		24,504,286

Alternative Carriers–2.43%
Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Global Notes, 9.50%, 02/01/15	7,195,000	7,446,825

Intelsat Jackson Holdings Ltd. (Bermuda), Sr. Unsec. Gtd. Global Notes, 11.25%, 06/15/16	4,885,000	5,251,375

Level 3 Financing Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.25%, 11/01/14	5,640,000	5,343,900

Sr. Unsec. Gtd. Unsub. Notes, 10.00%, 02/01/18(b)	1,085,000	995,488

Sable International Finance Ltd. (South Africa), Sr. Sec. Gtd. Notes, 7.75%, 02/15/17(b)	1,220,000	1,264,613

		20,302,201

Aluminum–1.37%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	5,502,100	5,433,324

Novelis Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/15	6,430,000	6,012,050

		11,445,374

Apparel Retail–1.16%
Collective Brands, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.25%, 08/01/13	5,743,000	5,872,217

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	3,540,000	3,796,650

		9,668,867

Apparel, Accessories & Luxury Goods–1.81%
Hanesbrands, Inc.–Series B, Sr. Unsec. Gtd. Floating Rate Global Notes, 3.83%, 12/15/14(c)	3,910,000	3,680,287

Levi Strauss & Co., Sr. Unsec. Unsub. Global Notes, 8.88%, 04/01/16	3,800,000	3,971,000

Perry Ellis International, Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 8.88%, 09/15/13	3,915,000	3,954,150

Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	4,125,000	3,557,813

		15,163,250

Auto Parts & Equipment–1.22%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	4,680,000	4,878,900

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	2,090,000	2,084,775

TRW Automotive Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.25%, 03/15/17(b)	3,465,000	3,265,762

		10,229,437

Automobile Manufacturers–1.62%
Ford Motor Co., Sr. Unsec. Conv. Notes, 4.25%, 11/15/16	2,325,000	3,301,035

Sr. Unsec. Unsub. Global Notes, 7.45%, 07/16/31	6,690,000	5,920,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM High Yield Fund

	Principal
	Amount	Value

Automobile Manufacturers–(continued)

Motors Liquidation Co., Sr. Unsec. Unsub. Global Notes, 7.20%, 01/15/11(d)	$6,310,000	$1,940,325

Sr. Unsec. Unsub. Notes, 8.38%, 07/15/33(d)	7,725,000	2,394,750

		13,556,760

Broadcasting–0.81%
Belo Corp., Sr. Unsec. Unsub. Notes,
6.75%, 05/30/13	3,180,000	3,156,150

8.00%, 11/15/16	2,250,000	2,345,625

Clear Channel Worldwide Holdings Inc., Sr. Unsec. Gtd. Unsub. Notes, 9.25%, 12/15/17(b)	290,000	300,150

Series B, Sr. Unsec. Gtd. Unsub. Notes, 9.25%, 12/15/17(b)	950,000	986,813

		6,788,738

Building Products–3.67%
AMH Holdings Inc., Sr. Unsec. Global Notes, 11.25%, 03/01/14	8,625,000	8,625,000

Building Materials Corp. of America, Sr. Sec. Notes, 7.00%, 02/15/20(b)	3,235,000	3,259,881

Goodman Global Group Inc., Sr. Disc. Notes, 12.48%, 12/15/14(b)(e)	8,395,000	4,869,100

Nortek Inc., Sr. Sec. Global Notes, 11.00%, 12/01/13	3,003,288	3,168,469

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	7,115,000	7,292,875

Sr. Sub. Notes, 13.13%, 07/15/14(b)	2,860,000	2,867,150

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	620,000	651,000

		30,733,475

Cable & Satellite–1.23%
Cablevision Systems Corp., Sr. Notes, 8.63%, 09/15/17(b)	1,890,000	1,965,600

CSC Holdings LLC, Sr. Unsec. Notes, 8.63%, 02/15/19(b)	805,000	879,462

Hughes Network Systems LLC/HNS Finance Corp., Sr. Unsec. Gtd. Global Notes,
9.50%, 04/15/14	735,000	755,213

9.50%, 04/15/14	2,020,000	2,055,350

Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes,
8.75%, 04/15/14	590,000	604,750

8.38%, 10/15/19	1,055,000	1,066,869

Series 1, Sr. Gtd. Global Bonds, 9.50%, 08/15/16	2,800,000	2,982,000

		10,309,244

Casinos & Gaming–4.67%
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Sub. Notes, 7.25%, 02/15/15(b)	1,653,000	1,636,470

Harrah’s Operating Co. Inc., Sr. Sec. Global Notes, 11.25%, 06/01/17	3,810,000	3,962,400

Sr. Unsec. Gtd. Unsub. Global Bonds, 5.63%, 06/01/15	2,350,000	1,339,500

MGM Mirage, Sr. Sec. Gtd. Notes, 13.00%, 11/15/13	2,385,000	2,724,862

Sr. Sec. Notes,
10.38%, 05/15/14(b)	1,085,000	1,155,525

11.13%, 11/15/17(b)	1,085,000	1,174,512

Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	4,630,000	3,727,150

Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 09/01/12	3,730,000	3,450,250

Pinnacle Entertainment, Inc., Sr. Notes, 8.63%, 08/01/17(b)	5,385,000	5,169,600

Scientific Games International Inc., Sr. Unsec. Gtd. Sub. Global Notes, 9.25%, 06/15/19	640,000	680,000

Sr. Unsec. Sub. Notes, 9.25%, 06/15/19(b)	635,000	674,688

Seneca Gaming Corp., Sr. Unsec. Unsub. Global Notes, 7.25%, 05/01/12	3,385,000	3,334,225

Series B, Sr. Unsec. Global Notes, 7.25%, 05/01/12	1,340,000	1,319,900

Snoqualmie Entertainment Authority, Sr. Sec. Floating Rate Notes, 4.14%, 02/01/14(b)(c)	1,790,000	1,261,950

Sr. Sec. Notes, 9.13%, 02/01/15(b)	3,190,000	2,296,800

Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes, 9.00%, 11/15/15(b)	1,830,000	1,656,150

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	1,800,000	1,788,750

Sr. Sec. Gtd. First Mortgage Global Notes, 6.63%, 12/01/14	940,000	907,100

6.63%, 12/01/14	820,000	791,300

		39,051,132

Commodity Chemicals–0.04%
Westlake Chemical Corp., Sr. Unsec. Gtd. Notes, 6.63%, 01/15/16	315,000	303,581

Construction & Engineering–0.57%
MasTec, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/01/17	4,940,000	4,773,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM High Yield Fund

	Principal
	Amount	Value

Construction Materials–1.34%
Cemex Finance LLC, Sr. Sec. Gtd. Bonds, 9.50%, 12/14/16(b)	$2,740,000	$2,782,616

Texas Industries, Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.25%, 07/15/13	1,515,000	1,479,019

7.25%, 07/15/13	2,295,000	2,240,494

U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.38%, 04/01/14	8,215,000	4,723,625

		11,225,754

Construction, Farm Machinery & Heavy Trucks–1.85%
Case New Holland Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 09/01/13(b)	1,795,000	1,821,925

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	730,000	731,825

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	2,525,000	2,575,500

Sr. Unsec. Sub. Conv. Notes, 3.00%, 10/15/14	1,790,000	1,827,321

Oshkosh Corp., Sr. Gtd. Notes, 8.50%, 03/01/20(b)	330,000	330,000

Sr. Unsec. Gtd. Notes, 8.25%, 03/01/17(b)	785,000	785,000

Terex Corp., Sr. Unsec. Global Notes, 10.88%, 06/01/16	1,320,000	1,445,400

Sr. Unsec. Gtd. Sub. Global Notes, 7.38%, 01/15/14	1,450,000	1,457,250

Titan International, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 01/15/12	4,495,000	4,506,237

		15,480,458

Consumer Finance–4.03%
Capital One Capital VI, Jr. Sub. Gtd. Bonds, 8.88%, 05/15/40	3,880,000	4,087,054

Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	2,140,000	2,150,700

Sr. Unsec. Unsub. Global Notes, 7.00%, 10/01/13	4,005,000	3,944,925

Sr. Unsec. Unsub. Notes,
8.70%, 10/01/14	6,650,000	6,816,250

8.13%, 01/15/20	2,125,000	2,125,000

GMAC Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	6,322,000	5,832,045

Sr. Unsec. Unsub. Global Notes, 6.88%, 09/15/11	7,070,000	7,105,350

National Money Mart Co., Sr. Gtd. Notes, 10.38%, 12/15/16(b)	1,550,000	1,627,500

		33,688,824

Data Processing & Outsourced Services–2.24%
First Data Corp., Sr. Unsec. Gtd. Global Notes, 9.88%, 09/24/15	10,035,000	8,755,537

Sr. Unsec. Gtd. Unsub. Global Notes, 9.88%, 09/24/15	2,230,000	1,945,675

SunGard Data Systems Inc., Sr. Unsec. Gtd. Global Notes, 9.13%, 08/15/13	4,748,000	4,890,440

Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	2,990,000	3,109,600

		18,701,252

Distillers & Vintners–0.19%
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	1,600,000	1,616,000

Diversified Banks–0.72%
JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	3,650,000	3,700,396

Royal Bank of Scotland Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.40%, 10/21/19	580,000	584,279

Wells Fargo Capital XV, Jr. Unsec. Gtd. Sub. Variable Rate Global Notes, 9.75%(d)(f)	1,635,000	1,773,975

		6,058,650

Diversified Metals & Mining–1.11%
FMG Finance Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 10.63%, 09/01/16(b)	4,995,000	5,556,937

Vedanta Resources PLC (United Kingdom), Sr. Unsec. Unsub. Notes, 9.50%, 07/18/18(b)	3,445,000	3,696,475

		9,253,412

Diversified Support Services–1.58%
Education Management LLC/Education Management Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 06/01/14	1,435,000	1,463,700

Mobile Mini, Inc., Sr. Unsec. Gtd. Global Notes, 9.75%, 08/01/14	935,000	963,050

Travelport LLC, Sr. Unsec. Gtd. Sub. Global Notes, 11.88%, 09/01/16	2,730,000	2,866,500

Sr. Unsec. Gtd. Unsub. Global Notes, 9.88%, 09/01/14	7,665,000	7,894,950

		13,188,200

Drug Retail–0.87%
General Nutrition Centers Inc., Sr. Unsec. Gtd. Unsub. PIK Floating Rate Global Notes, 5.18%, 03/15/14(d)	3,335,000	3,101,550

Rite Aid Corp., Sr. Sec. Gtd. Notes, 10.38%, 07/15/16	2,610,000	2,760,075

Sr. Sec. Unsub. Global Notes, 9.75%, 06/12/16	1,345,000	1,442,512

		7,304,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM High Yield Fund

	Principal
	Amount	Value

Electric Utilities–0.73%
Elwood Energy LLC, Sr. Sec. Global Notes, 8.16%, 07/05/26	$1,833,956	$1,756,012

LSP Energy L.P./LSP Batesville Funding Corp., Series C, Sr. Sec. Mortgage Bonds, 7.16%, 01/15/14	1,744,470	1,619,327

Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	3,845,000	2,729,950

		6,105,289

Electrical Components & Equipment–0.21%
Belden Inc., Sr. Gtd. Sub. Notes, 9.25%, 06/15/19(b)	1,695,000	1,788,225

Electronic Manufacturing Services–0.06%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	500,000	520,000

Environmental & Facilities Services–0.16%
Clean Harbors Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/16	1,330,000	1,356,600

Food Retail–0.36%
American Stores Co., Sr. Unsec. Unsub. Bonds, 8.00%, 06/01/26	1,370,000	1,222,725

New Albertsons Inc., Sr. Unsec. Bonds, 8.00%, 05/01/31	2,060,000	1,817,950

		3,040,675

Forest Products–0.08%
Weyerhaeuser Co., Sr. Unsec. Unsub. Deb., 6.88%, 12/15/33	775,000	703,388

Gas Utilities–0.34%
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Unsec. Global Notes, 6.75%, 05/01/14	2,890,000	2,832,200

General Merchandise Stores–0.24%
Susser Holdings LLC & Susser Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.63%, 12/15/13	1,891,000	1,969,004

Health Care Equipment–0.56%
DJO Finance LLC/DJO Finance Corp., Sr. Unsec. Gtd. Global Notes, 10.88%, 11/15/14	3,635,000	3,898,537

Sr. Unsec. Notes, 10.88%, 11/15/14(b)	755,000	809,738

		4,708,275

Health Care Facilities–3.12%
Community Health Systems Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 8.88%, 07/15/15	4,635,000	4,837,781

HCA, Inc., Sec. Gtd. Global Notes,
9.13%, 11/15/14	2,790,000	2,943,450

9.25%, 11/15/16	2,450,000	2,609,250

Sr. Sec. Gtd. Notes, 7.88%, 02/15/20(b)	3,300,000	3,456,750

Sr. Unsec. Global Notes, 6.38%, 01/15/15	1,075,000	1,013,188

Sr. Unsec. Notes, 6.75%, 07/15/13	3,610,000	3,591,950

Sr. Unsec. Unsub. Notes, 7.19%, 11/15/15	1,845,000	1,715,850

Healthsouth Corp., Sr. Unsec. Gtd. Unsub. Notes, 8.13%, 02/15/20	1,245,000	1,220,100

Tenet Healthcare Corp., Sr. Unsec. Notes, 7.38%, 02/01/13	4,710,000	4,733,550

		26,121,869

Health Care Services–1.19%
Multiplan Inc., Sr. Unsec. Sub. Notes, 10.38%, 04/15/16(b)	3,891,000	3,978,547

Universal Hospital Services Inc., Sr. Sec. PIK Global Notes, 8.50%, 06/01/15	2,810,000	2,711,650

Viant Holdings Inc., Sr. Unsec. Gtd. Sub. Notes, 10.13%, 07/15/17(b)	3,341,000	3,274,180

		9,964,377

Health Care Supplies–0.19%
Inverness Medical Innovations Inc., Sr. Unsec. Gtd. Sub. Notes, 9.00%, 05/15/16	1,545,000	1,560,450

Homebuilding–0.28%
TOUSA, Inc., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/10(d)	935,000	570,350

9.00%, 07/01/10(d)	2,875,000	1,753,750

		2,324,100

Hotels, Resorts & Cruise Lines–0.86%
Royal Caribbean Cruises Ltd., Sr. Unsec. Unsub. Global Notes, 6.88%, 12/01/13	2,055,000	2,044,725

Sr. Unsec. Unsub. Yankee Notes, 7.25%, 03/15/18	2,230,000	2,174,250

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Unsub. Notes, 7.15%, 12/01/19	2,810,000	2,838,100

Wyndham Worldwide Corp., Sr. Unsec. Unsub. Notes, 7.38%, 03/01/20	90,000	90,563

		7,147,638

Household Products–0.29%
Central Garden and Pet Co., Sr. Sub. Notes, 8.25%, 03/01/18	2,410,000	2,431,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM High Yield Fund

	Principal
	Amount	Value

Housewares & Specialties–0.54%
Libbey Glass Inc., Sr. Sec. Notes, 10.00%, 02/15/15(b)	$365,000	$380,513

Yankee Acquisition Corp.–Series B, Sr. Gtd. Global Notes, 8.50%, 02/15/15	4,090,000	4,090,000

		4,470,513

Independent Power Producers & Energy Traders–2.51%
AES Corp. (The), Sr. Unsec. Notes, 9.75%, 04/15/16(b)	1,830,000	1,955,812

Sr. Unsec. Unsub. Global Notes, 8.00%, 10/15/17	885,000	882,788

AES Red Oak LLC,–Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	4,016,291	4,136,780

Dynegy Holdings Inc., Sr. Unsec. Global Notes, 8.38%, 05/01/16	4,745,000	4,199,325

Intergen N.V. (Netherlands), Sr. Sec. Gtd. Bonds, 9.00%, 06/30/17(b)	1,275,000	1,300,500

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	2,361,000	2,337,390

Sr. Unsec. Gtd. Unsub. Notes,
7.25%, 02/01/14	2,760,000	2,801,400

7.38%, 01/15/17	3,360,000	3,334,800

		20,948,795

Industrial Conglomerates–0.31%
Aleris International Inc., Sr. Unsec. Gtd. PIK Global Notes, 9.00%, 12/15/14(d)	3,060,000	7,650

Indalex Holding Corp.–Series B, Sr. Sec. Gtd. Global Notes, 11.50%, 02/01/14(d)	3,260,000	32,600

RBS Global Inc./Rexnord LLC, Sr. Unsec. Gtd. Unsub. Global Notes, 9.50%, 08/01/14	2,495,000	2,544,900

		2,585,150

Industrial Machinery–0.14%
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 8.88%, 11/01/13	1,130,000	1,146,950

Integrated Oil & Gas–0.19%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Notes, 7.25%, 11/05/19(b)	1,585,000	1,615,091

Integrated Telecommunication Services–1.52%
Frontier Communications Corp., Sr. Unsec. Global Notes, 7.88%, 01/15/27	2,430,000	2,223,450

Hawaiian Telcom Communications Inc.–Series B, Sr. Unsec. Gtd. Unsub. Global Notes, 9.75%, 05/01/13(d)	5,275,000	171,438

Nordic Telephone Co. Holdings (Denmark), Sr. Sec. Bonds, 8.88%, 05/01/16(b)	3,305,000	3,552,875

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	3,120,000	3,135,600

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	3,405,000	3,664,631

		12,747,994

Internet Software & Services–0.08%
Equinix Inc., Sr. Notes, 8.13%, 03/01/18	665,000	665,000

Investment Banking & Brokerage–0.55%
E*Trade Financial Corp., Sr. Unsec. Unsub. Global Notes, 7.38%, 09/15/13	1,330,000	1,270,150

Sr. Unsec. Unsub. Notes, 7.88%, 12/01/15	3,470,000	3,287,825

		4,557,975

Leisure Facilities–0.53%
Speedway Motorsports Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 8.75%, 06/01/16	660,000	697,950

Universal City Development Partners Ltd., Sr. Notes, 8.88%, 11/15/15(b)	3,350,000	3,408,625

Sr. Sub. Notes,10.88%, 11/15/16(b)	320,000	335,200

		4,441,775

Life & Health Insurance–1.84%
Aflac Inc., Sr. Unsec. Unsub. Notes, 6.90%, 12/17/39	2,590,000	2,593,522

MetLife Inc., Jr. Sub. Global Notes, 10.75%, 08/01/39	2,915,000	3,607,384

New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39(b)	2,505,000	2,693,029

Pacific Life Insurance Co., Sub. Notes, 9.25%, 06/15/39(b)	1,420,000	1,724,110

Protective Life Corp., Sr. Unsec. Notes, 7.38%, 10/15/19	4,470,000	4,738,849

		15,356,894

Movies & Entertainment–0.99%
AMC Entertainment Inc., Sr. Unsec. Global Notes, 8.75%, 06/01/19	2,155,000	2,241,200

Sr. Unsec. Gtd. Sub. Global Notes, 8.00%, 03/01/14	3,154,000	3,130,345

Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	1,280,000	1,340,800

Marquee Holdings Inc., Sr. Unsec. Global Notes, 9.51%, 08/15/14	1,875,000	1,593,750

		8,306,095

Multi-Line Insurance–1.75%
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Variable Rate Deb
8.13%, 06/15/38(c)	1,810,000	1,790,137

Sr. Unsec. Global Notes, 5.95%, 10/15/36	1,250,000	1,094,912

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM High Yield Fund

	Principal
	Amount	Value

Multi-Line Insurance–(continued)

Liberty Mutual Group Inc., Sr. Unsec. Bonds, 7.50%, 08/15/36(b)	$1,300,000	$1,238,376

Sr. Unsec. Notes, 6.70%, 08/15/16(b)	955,000	972,349

Liberty Mutual Insurance Co., Unsec. Sub. Notes, 8.50%, 05/15/25(b)	3,280,000	3,519,971

Nationwide Mutual Insurance Co., Sub. Notes, 9.38%, 08/15/39(b)	5,485,000	6,042,031

		14,657,776

Multi-Sector Holdings–0.34%
Stena A.B. (Sweden), Sr. Unsec. Global Notes, 7.50%, 11/01/13	2,790,000	2,807,438

Office Services & Supplies–0.12%
ACCO Brands Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 08/15/15	1,095,000	1,010,138

Oil & Gas Equipment & Services–0.31%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	2,650,000	2,610,250

Oil & Gas Exploration & Production–6.01%
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes,
8.50%, 12/01/15	2,219,000	1,825,128

8.88%, 02/01/17	4,845,000	3,948,675

Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes,
6.38%, 06/15/15	4,690,000	4,584,475

6.88%, 11/15/20	1,340,000	1,286,400

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	3,275,000	3,283,187

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	690,000	708,975

Delta Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 04/01/15	5,630,000	4,264,725

Denbury Resources Inc., Sr. Gtd. Sub. Notes, 9.75%, 03/01/16	1,960,000	2,126,600

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	630,000	683,550

Gaz Capital S.A. (Luxembourg), Sr. Unsec. Unsub. Loan Participation Notes, 8.15%, 04/11/18(b)	2,845,000	3,073,670

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	3,997,000	4,296,775

Newfield Exploration Co., Sr. Unsec. Sub. Global Notes, 7.13%, 05/15/18	1,680,000	1,684,200

Offrig Drilling ASA (Norway), Sr. Sec. Unsub. Bonds, 9.75%, 04/27/11(b)	2,400,000	2,406,085

Plains Exploration & Production Co., Sr. Unsec. Gtd. Notes,
7.75%, 06/15/15	4,000,000	4,060,000

7.63%, 06/01/18	2,565,000	2,584,237

Sr. Unsec. Gtd. Unsub. Notes, 8.63%, 10/15/19	1,410,000	1,480,500

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes,
7.50%, 05/15/16	1,458,000	1,501,740

7.50%, 10/01/17	5,560,000	5,726,800

Southwestern Energy Co., Sr. Gtd. Global Notes, 7.50%, 02/01/18	725,000	768,500

		50,294,222

Oil & Gas Refining & Marketing–1.13%
Tesoro Corp., Sr. Unsec. Gtd. Unsub. Global Bonds, 6.50%, 06/01/17	2,597,000	2,327,561

Sr. Unsec. Gtd. Unsub. Global Notes, 6.63%, 11/01/15	1,500,000	1,395,000

United Refining Co.–Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	5,940,000	5,732,100

		9,454,661

Oil & Gas Storage & Transportation–1.99%
Copano Energy LLC/ Capano Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.13%, 03/01/16	3,045,000	3,090,675

Inergy L.P./Inergy Finance Corp., Sr. Unsec. Gtd. Global Notes,
8.75%, 03/01/15	1,710,000	1,754,888

8.25%, 03/01/16	2,250,000	2,295,000

MarkWest Energy Partners L.P./MarkWest Energy Finance Corp.–Series B, Sr. Unsec. Gtd. Global Notes, 8.75%, 04/15/18	5,230,000	5,301,912

Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 12/15/13	4,085,000	4,217,762

		16,660,237

Other Diversified Financial Services–0.51%
Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	3,085,000	3,165,371

CenterCredit International B.V. (Netherlands), Unsec. Gtd. Unsub. Bonds, 8.63%, 01/30/14(b)	1,100,000	1,079,393

		4,244,764

Packaged Foods & Meats–0.69%
Chiquita Brands International, Inc., Sr. Unsec. Unsub. Global Notes, 7.50%, 11/01/14	740,000	735,375

8.88%, 12/01/15	1,485,000	1,509,131

Del Monte Corp., Sr. Gtd. Sub. Notes, 7.50%, 10/15/19(b)	380,000	388,550

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM High Yield Fund

	Principal
	Amount	Value

Packaged Foods & Meats–(continued)

Dole Food Co. Inc., Sr. Sec. Notes,
13.88%, 03/15/14(b)	$468,000	$559,260

8.00%, 10/01/16(b)	825,000	845,625

Tyson Foods Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 10.50%, 03/01/14	1,500,000	1,758,750

		5,796,691

Paper Packaging–0.52%
Cascades Inc. (Canada), Sr. Gtd. Notes, 7.88%, 01/15/20(b)	1,265,000	1,283,975

Graham Packaging Co. L.P./GPC Capital Corp. I, Sr. Unsec. Gtd. Notes, 8.25%, 01/01/17(b)	1,240,000	1,221,400

Sr. Unsec. Gtd. Sub. Global Notes, 9.88%, 10/15/14	1,832,000	1,877,800

		4,383,175

Paper Products–3.15%
Abitibi-Consolidated Co. of Canada (Canada), Sr. Sec. Gtd. Notes, 13.75%, 04/01/11 (Acquired 3/26/08-11/24/09; Cost $2,773,334)(b)(d)	2,568,172	2,690,160

Appleton Papers Inc., Sr. Sec. Notes, 10.50%, 06/15/15(b)	2,625,000	2,447,812

Exopack Holding Corp., Sr. Unsec. Gtd. Global Notes, 11.25%, 02/01/14	3,085,000	3,204,544

Georgia-Pacific LLC, Sr. Unsec. Gtd. Notes, 7.00%, 01/15/15(b)	3,465,000	3,529,969

Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	8,025,000	7,282,687

Neenah Paper, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/15/14	3,015,000	2,788,875

P.H. Glatfelter, Sr. Notes, 7.13%, 05/01/16(b)	1,210,000	1,200,318

PE Paper Escrow GmbH (Austria), Sr. Sec. Notes, 12.00%, 08/01/14(b)	585,000	629,728

Verso Paper Holdings LLC/Verso Paper Inc.–Series B, Sr. Unsec. Gtd. Sub. Global Notes, 11.38%, 08/01/16	3,370,000	2,544,350

		26,318,443

Personal Products–0.47%
NBTY, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 10/01/15	3,895,000	3,914,475

Pharmaceuticals–0.17%
Elan Finance Corp./Elan Finance PLC, Sr. Unsec. Gtd. Notes, 8.75%, 10/15/16(b)	1,430,000	1,379,950

Property & Casualty Insurance–0.57%
Crum & Forster Holdings Corp., Sr. Unsec. Unsub. Global Notes, 7.75%, 05/01/17	4,750,000	4,755,938

Publishing–2.49%
Gannett Co. Inc., Sr. Unsec. Gtd. Notes, 8.75%, 11/15/14(b)	1,310,000	1,373,862

Sr. Unsec. Gtd. Unsub. Notes, 9.38%, 11/15/17(b)	5,065,000	5,318,250

MediMedia USA Inc., Sr. Sub. Notes, 11.38%, 11/15/14(b)	465,000	391,763

Nielsen Finance Co., LLC, Sr. Global Notes, 11.63%, 02/01/14	1,135,000	1,271,200

Sr. Unsec. Gtd. Global Notes, 11.50%, 05/01/16	1,455,000	1,629,600

Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(g)	11,785,000	10,753,812

Reader’s Digest Association Inc. (The), Sr. Unsec. Gtd. Sub. Global Notes, 9.00%, 02/15/17(d)	3,080,000	46,200

		20,784,687

Railroads–0.37%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Notes, 8.00%, 02/01/18(b)	3,135,000	3,120,351

Regional Banks–0.54%
Zions Bancorporation, Sr. Unsec. Notes, 7.75%, 09/23/14	4,720,000	4,540,050

Restaurants–0.44%
Arcos Dorados B.V. (Argentina), Sr. Unsec. Gtd. Notes, 7.50%, 10/01/19(b)	3,680,000	3,676,366

Security & Alarm Services–0.08%
Corrections Corp. of America, Sr. Gtd. Notes, 7.75%, 06/01/17	655,000	677,925

Semiconductor Equipment–0.20%
Amkor Technology Inc., Sr. Unsec. Gtd. Notes, 9.25%, 06/01/16	1,645,000	1,706,688

Semiconductors–1.20%
Freescale Semiconductor Inc., Sr. Unsec. Gtd. Global Notes, 8.88%, 12/15/14	6,605,000	5,911,475

MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (South Korea), Sr. Sec. Gtd. Global Notes, 6.88%, 12/15/11(d)	5,465,000	116,131

NXP BV/NXP Funding LLC (Netherlands), Sr. Sec. Gtd. Global Notes, 7.88%, 10/15/14	4,284,000	3,994,830

		10,022,436

Specialty Chemicals–1.67%
Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 11/15/14	2,585,000	2,513,913

7.38%, 01/01/15	4,555,000	4,327,250

NewMarket Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 7.13%, 12/15/16	2,330,000	2,306,700

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM High Yield Fund

	Principal
	Amount		Value

Specialty Chemicals–(continued)

PolyOne Corp., Sr. Unsec. Notes, 8.88%, 05/01/12		$745,000	$771,075

Polypore Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.75%, 05/15/12		4,005,000	4,015,012

			13,933,950

Specialty Stores–1.31%
Michaels Stores, Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 10.00%, 11/01/14		4,815,000	4,911,300

Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/15/14		5,740,000	6,048,525

			10,959,825

Steel–0.98%
Metals USA, Inc., Sr. Sec. Gtd. Global Notes, 11.13%, 12/01/15		2,445,000	2,493,900

Steel Dynamics Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.38%, 11/01/12		3,240,000	3,321,000

Sr. Unsec. Unsub. Global Notes, 7.75%, 04/15/16		2,395,000	2,412,962

			8,227,862

Textiles–0.32%
Invista, Sr. Unsec. Unsub. Notes, 9.25%, 05/01/12(b)		2,670,000	2,700,038

Thrifts & Mortgage Finance–0.05%
Northern Rock Asset Management PLC (United Kingdom), Unsec. Sub. Notes, 6.59% (Acquired 11/16/09; Cost $219,700)(b)(d)(f)		1,690,000	219,700

Unsec. Sub. Yankee Notes, 5.60% (Acquired 11/03/09; Cost $227,238)(b)(d)(f)		1,715,000	231,525

			451,225

Tires & Rubber–1.57%
Cooper Tire & Rubber Co., Sr. Unsec. Unsub. Notes,
8.00%, 12/15/19		3,750,000	3,675,000

7.63%, 03/15/27		4,800,000	4,272,000

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Unsub. Global Notes, 9.00%, 07/01/15		4,973,000	5,159,487

			13,106,487

Trading Companies & Distributors–0.70%
Ashtead Capital Inc., Sr. Sec. Gtd. Notes, 9.00%, 08/15/16(b)		2,120,000	2,141,200

H&E Equipment Services Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 07/15/16		1,627,000	1,627,000

Sunstate Equipment Co., LLC, Sr. Unsec. Unsub. Notes, 10.50%, 04/01/13(b)		1,265,000	1,103,713

United Rentals North America, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.75%, 11/15/13		350,000	328,125

7.00%, 02/15/14		755,000	668,175

			5,868,213

Trucking–0.83%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 8.88%, 01/01/14		4,670,000	4,763,400

Sr. Unsec. Gtd. Sub. Global Notes, 10.50%, 01/01/16		2,060,000	2,142,400

			6,905,800

Wireless Telecommunication Services–4.47%
Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)		6,685,000	6,568,012

Cricket Communications, Inc., Sr. Sec. Gtd. Unsub. Global Notes, 7.75%, 05/15/16		2,105,000	2,157,625

Sr. Unsec. Gtd. Unsub. Global Notes, 10.00%, 07/15/15		865,000	884,463

Digicel Group Ltd. (Bermuda), Sr. Notes, 8.25%, 09/01/17(b)		2,175,000	2,101,594

Sr. Unsec. Notes,
12.00%, 04/01/14(b)		1,665,000	1,864,800

8.88%, 01/15/15(b)		2,005,000	1,932,319

MetroPCS Wireless Inc., Sr. Unsec. Gtd. Global Notes,
9.25%, 11/01/14		2,610,000	2,606,738

9.25%, 11/01/14		1,000,000	998,750

SBA Telecommunications Inc., Sr. Gtd. Notes,
8.00%, 08/15/16(b)		535,000	555,731

8.25%, 08/15/19(b)		1,765,000	1,855,456

Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 8.38%, 03/15/12		2,815,000	2,892,412

Sr. Unsec. Gtd. Unsub. Global Notes, 6.88%, 11/15/28		7,745,000	5,963,650

Sprint Nextel Corp., Sr. Unsec. Unsub. Notes, 8.38%, 08/15/17		3,230,000	3,149,250

VIP Finance Ireland Ltd. for OJSC Vimpel Communications (Ireland), Sec. Loan Participation Notes, 9.13%, 04/30/18(b)		3,550,000	3,883,333

			37,414,133

Total U.S. Dollar Denominated Bonds & Notes (Cost $753,513,042)			761,928,511

Non-U.S. Dollar Denominated Bonds & Notes–3.52%(h)
Croatia–0.31%
Agrokor–REGS, Sr. Unsec. Medium-Term Euro Notes, 10.00%, 12/07/16	EUR	1,870,000	2,615,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM High Yield Fund

	Principal
	Amount		Value

Greece–0.99%
Hellas Telecommunications, Sr. Sec. Gtd. Floating Rate Bonds, 4.68%, 10/15/12(b)(c)	EUR	6,609,029	$6,929,626

Yioula Glassworks S.A., Sr. Unsec. Gtd. Notes, 9.00%, 12/01/15(b)	EUR	1,750,000	1,322,551

			8,252,177

Ireland–0.12%
Ardagh Glass Finance PLC–REGS, Sr. Euro Notes, 8.75%, 02/01/20	EUR	740,000	1,027,811

Luxembourg–0.21%
Lecta S.A., Sr. Sec. Gtd. Floating Rate Notes, 3.29%, 02/15/14(b)(c)	EUR	1,570,000	1,763,742

Netherlands–0.56%
Carlson Wagonlit B.V., Sr. Gtd. Floating Rate Notes, 6.42%, 05/01/15(b)(c)	EUR	4,040,000	4,662,325

Spain–0.27%
Campofrio Food S.A.–REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 10/31/16	EUR	1,680,000	2,253,199

Trinidad–0.11%
Royal Caribbean Cruises Ltd., Sr. Unsec. Unsub. Bonds, 5.63%, 01/27/14(b)	EUR	720,000	924,050

United Kingdom–0.42%
Avis Finance Co. PLC, Sr. Unsec. Gtd. Unsub. Floating Rate Euro Bonds, 3.29%, 07/31/13(c)	EUR	1,510,000	1,809,427

Infinis PLC–REGS, Sr. Sec. Euro Notes, 9.13%, 12/15/14	GBP	1,135,000	1,739,530

			3,548,957

United States–0.53%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.88%, 01/01/14	EUR	1,430,000	1,898,550

Levi Strauss & Co., Sr. Unsec. Unsub. Global Notes, 8.63%, 04/01/13	EUR	1,800,000	2,487,826

			4,386,376

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $29,014,940)			29,434,127

	Shares
Common Stocks & Other Equity Interests–0.43%
Broadcasting–0.27%
Adelphia Communications Corp. Sr. Notes(i)		—	75,375

Adelphia Recovery Trust–Series ACC-1(i)		4,846,549	126,010

Adelphia Recovery Trust–Series ARAHOVA(i)		2,211,702	409,165

Sirius XM Radio Inc.–Wts., expiring 03/15/10(j)		3,470	1,874

Virgin Media Inc.		103,800	1,681,560

			2,293,984

Building Products–0.01%
Nortek, Inc.(k)		2,990	110,630

Publishing–0.15%
Dex One Corp.(k)		40,724	1,213,564

Total Common Stocks & Other Equity Interests (Cost $8,015,790)			3,618,178

Preferred Stock–0.24%
Diversified Banks–0.24%
GMAC Inc.–Series G (Cost $883,503)(b)		2,809	1,988,333

	Principal
	Amount
Senior Secured Floating Rate Interest Loans–0.14%
Airlines–0.14%
Evergreen International Aviation, Inc., Sr. Gtd. Floating Rate First Lien Term Loan, 3.75%, 10/31/11 (Cost $1,439,978)(c)		$1,439,978	1,187,083

Money Market Funds–2.53%
Liquid Assets Portfolio–Institutional Class(l)		10,571,178	10,571,178

Premier Portfolio–Institutional Class(l)		10,571,178	10,571,178

Total Money Market Funds (Cost $21,142,356)			21,142,356

TOTAL INVESTMENTS–97.95% (Cost $814,009,609)			819,298,588

OTHER ASSETS LESS LIABILITIES–2.05%			17,161,870

NET ASSETS–100.00%			$836,460,458

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
PIK	– Payment in Kind
REGS	– Regulation S
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM High Yield Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $193,967,986, which represented 23.19% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2010 was $10,174,579, which represented 1.22% of the Fund’s Net Assets.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	Perpetual bond with no specified maturity date.
(g)	Step coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(j)	Non-income producing security acquired as part of a unit with or in exchange for other securities or acquired through a corporate action.
(k)	Non-income producing security.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM High Yield Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $792,867,253)	$798,156,232

Investments in affiliated money market funds, at value and cost	21,142,356

Total investments, at value (Cost $814,009,609)	819,298,588

Foreign currencies, at value (Cost $1,104,537)	1,092,611

Receivables for:
Investments sold	10,181,548

Fund shares sold	3,397,420

Dividends and interest	17,451,627

Foreign currency contracts outstanding	141,163

Principal paydowns	49,994

Investment for trustee deferred compensation and retirement plans	109,257

Other assets	81,734

Total assets	851,803,942

Liabilities:
Payables for:
Investments purchased	10,064,098

Fund shares reacquired	3,528,736

Dividends	1,072,719

Accrued fees to affiliates	394,514

Accrued other operating expenses	28,041

Trustee deferred compensation and retirement plans	255,376

Total liabilities	15,343,484

Net assets applicable to shares outstanding	$836,460,458

Net assets consist of:
Shares of beneficial interest	$1,549,973,956

Undistributed net investment income	467,916

Undistributed net realized gain (loss)	(719,398,869)

Unrealized appreciation	5,417,455

$836,460,458

Net Assets:
Class A	$460,987,421

Class B	$41,725,890

Class C	$58,957,750

Class Y	$14,511,764

Investor Class	$122,059,365

Institutional Class	$138,218,268

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	114,488,242

Class B	10,333,795

Class C	14,664,909

Class Y	3,596,074

Investor Class	30,295,487

Institutional Class	34,381,604

Class A:
Net asset value per share	$4.03

Maximum offering price per share (Net asset value of $4.03 divided by 95.25%)	$4.23

Class B:
Net asset value and offering price per share	$4.04

Class C:
Net asset value and offering price per share	$4.02

Class Y:
Net asset value and offering price per share	$4.04

Investor Class:
Net asset value and offering price per share	$4.03

Institutional Class:
Net asset value and offering price per share	$4.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM High Yield Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months ended
	February 28, 2010	July 31, 2009

Investment income:
Interest	$44,465,298	$67,693,816

Dividends	—	1,436,511

Dividends from affiliated money market funds	20,943	1,455,023

Total investment income	44,486,241	70,585,350

Expenses:
Advisory fees	2,625,987	3,375,446

Administrative services fees	139,149	185,884

Custodian fees	12,640	65,082

Distribution fees:
Class A	654,168	737,587

Class B	252,814	421,561

Class C	362,499	340,963

Investor Class	167,291	205,586

Transfer agent fees — A, B, C, Y and Investor	749,050	1,284,221

Transfer agent fees — Institutional	5,618	8,229

Trustees’ and officers’ fees and benefits	23,964	39,183

Other	111,876	398,641

Total expenses	5,105,056	7,062,383

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(243,931)	(436,755)

Net expenses	4,861,125	6,625,628

Net investment income	39,625,116	63,959,722

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	26,381,052	(64,930,224)

Foreign currencies	68,828	5,154

Foreign currency contracts	1,287,941	(130,284)

Swap agreements	(73,941)	109,343

	27,663,880	(64,946,011)

Change in net unrealized appreciation (depreciation) of:
Investment securities	52,240,061	24,026,244

Foreign currencies	(20,047)	3,780

Foreign currency contracts	329,552	(188,389)

Swap agreements	(6,438)	485,387

	52,543,128	24,327,022

Net realized and unrealized gain (loss)	80,207,008	(40,618,989)

Net increase in net assets resulting from operations	$119,832,124	$23,340,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM High Yield Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and
2008

	Seven months ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$39,625,116	$63,959,722	$61,337,315

Net realized gain (loss)	27,663,880	(64,946,011)	(19,846,914)

Change in net unrealized appreciation (depreciation)	52,543,128	24,327,022	(38,912,925)

Net increase in net assets resulting from operations	119,832,124	23,340,733	2,577,476

Distributions to shareholders from net investment income:
Class A	(21,710,240)	(32,826,348)	(29,569,186)

Class B	(1,917,166)	(4,362,919)	(6,052,903)

Class C	(2,748,166)	(3,516,959)	(2,681,596)

Class Y	(696,529)	(339,682)	—

Investor Class	(5,579,680)	(9,656,715)	(9,594,282)

Institutional Class	(6,973,546)	(15,576,801)	(15,370,096)

Total distributions from net investment income	(39,625,327)	(66,279,424)	(63,268,063)

Share transactions–net:
Class A	20,470,332	73,526,290	(13,733,667)

Class B	(4,987,113)	(12,180,338)	(37,298,348)

Class C	(3,831,954)	22,137,683	(2,544,113)

Class Y	1,260,864	10,563,766	—

Investor Class	6,287,087	5,076,756	(8,852,020)

Institutional Class	(9,138,046)	(22,253,826)	18,631,818

Net increase (decrease) in net assets resulting from share transactions	10,061,170	76,870,331	(43,796,330)

Net increase (decrease) in net assets	90,267,967	33,931,640	(104,486,917)

Net assets:
Beginning of year	746,192,491	712,260,851	816,747,768

End of year (includes undistributed net investment income of $467,916, $382,356 and $1,622,715, respectively)	$836,460,458	$746,192,491	$712,260,851

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM High Yield Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is total return, comprised of current income and capital appreciation.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y, Investor Class and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or the about month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

21        AIM High Yield Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

22        AIM High Yield Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
J.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks

23        AIM High Yield Fund

associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.625%

Next $300 million	0.55%

Next $500 million	0.50%

Over $1 billion	0.45%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class and

24        AIM High Yield Fund

Institutional Class shares to 0.99%, 1.74%, 1.74%, 0.74%, 0.99% and 0.74% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010, the Adviser waived advisory fees of $17,866 and reimbursed class level expenses of $142,135, $13,733, $19,690, $4,419 and $36,436 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively. For the year ended July 31, 2009, the Adviser waived advisory fees of $26,874 and reimbursed class level expenses of $251,748, $35,971, $29,094, $3,327 and $73,980 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $556 and $1,653, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $74,716 in front-end sales commissions from the sale of Class A shares and $20,403, $34,278 and $10,182 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $86,791 in front-end sales commissions from the sale of Class A shares and $127, $63,772 and $6,454 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

25        AIM High Yield Fund

  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$24,685,159	$2,063,708	$—	$26,748,867

Corporate Debt Securities	—	792,549,721	—	792,549,721

	$24,685,159	$794,613,429	$—	$819,298,588

Other Investments*	—	141,163	—	141,163

Total Investments	$24,685,159	$794,754,592	$—	$819,439,751

*	Other Investments include foreign currency contracts which are included at unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$141,163	—

(a)	Values are disclosed on the Statement of Assets and Liabilities under the Foreign currency contracts outstanding.

Effect of Derivative Instruments for the seven months ended February 28, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Foreign Currency
	Swap Agreements*	Contracts*

Realized Gain (Loss)
Credit risk	$(73,941)	$—

Currency risk	—	1,287,941

Change in Unrealized Appreciation (Depreciation)
Credit risk	(6,438)	—

Currency risk	—	329,552

Total	$(80,379)	$1,617,493

*	The average value of swap agreements and foreign currency contracts during the period was $2,671,429 and $18,926,711, respectively.

Open Foreign Currency Contracts
Closed	Contract to					Unrealized
Date	Deliver		Receive		Value	Appreciation

05/14/10	EUR	20,000,000	USD	27,372,200	$27,231,037	$141,163

Currency Abbreviations:

EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,096 and $14,108, respectively.

26        AIM High Yield Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,732 and $4,686, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary Income	$39,625,327	$66,279,424	$63,268,063

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$2,193,253

Net unrealized appreciation — investments	3,824,045

Net unrealized appreciation (depreciation) — other investments	(12,687)

Temporary book/tax differences	(253,409)

Capital loss carryforward	(718,921,101)

Post-October deferrals	(343,599)

Shares of beneficial interest	1,549,973,956

Total net assets	$836,460,458

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$576,739,786

February 28, 2012	81,594,905

February 28, 2016	2,599,389

February 28, 2017	42,975,212

February 28, 2018	15,011,809

Total capital loss carryforward	$718,921,101

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

27        AIM High Yield Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period of August 1, 2009 to February 28, 2010 was $497,631,066 and $491,866,624, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$50,680,633

Aggregate unrealized (depreciation) of investment securities	(46,856,588)

Net unrealized appreciation of investment securities	$3,824,045

Cost of investments for tax purposes is $815,474,543.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2010, undistributed net investment income was increased by $85,771, undistributed net realized gain (loss) was increased by $558,417,717 and shares of beneficial interest decreased by $558,503,488. This reclassification had no effect on the net assets of the Fund.

28        AIM High Yield Fund

NOTE 11—Share Information

	Summary of Share Activity

	Seven months ended		Year ended July 31,
	February 28, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	21,297,083	$83,021,403	41,613,818	$129,836,764	21,608,494	$91,577,518

Class B	1,382,308	5,420,828	3,444,118	10,866,558	1,915,065	8,166,848

Class C	3,160,319	12,256,377	10,371,596	32,295,589	3,274,073	13,885,147

Class Y(b)	600,196	2,294,924	3,505,917	11,380,186	—	—

Investor Class	7,287,210	28,706,747	4,867,208	15,502,306	2,685,482	11,340,633

Institutional Class	5,619,462	21,984,498	7,721,285	24,520,975	5,702,927	24,104,389

Issued as reinvestment of dividends:
Class A	3,970,637	15,584,683	6,853,140	21,865,151	4,404,250	18,430,988

Class B	356,916	1,405,692	832,315	2,661,822	821,089	3,454,449

Class C	554,998	2,175,343	808,239	2,594,868	429,047	1,794,253

Class Y	75,580	297,486	54,580	178,457	—	—

Investor Class	1,197,768	4,705,277	2,468,725	7,878,937	1,859,747	7,794,364

Institutional Class	1,780,245	6,970,751	4,903,719	15,576,595	3,681,097	15,369,043

Automatic conversion of Class B shares to Class A shares:
Class A	1,618,362	6,364,502	4,322,582	13,827,737	4,900,322	20,505,398

Class B	(1,614,253)	(6,364,502)	(4,310,213)	(13,827,737)	(4,886,650)	(20,505,398)

Reacquired:(c)
Class A(b)	(21,409,198)	(84,500,256)	(28,591,315)	(92,003,362)	(34,340,781)	(144,247,571)

Class B	(1,387,497)	(5,449,131)	(3,657,933)	(11,880,981)	(6,715,936)	(28,414,247)

Class C	(4,631,441)	(18,263,674)	(4,081,986)	(12,752,774)	(4,351,546)	(18,223,513)

Class Y	(334,302)	(1,331,546)	(305,897)	(994,877)	—	—

Investor Class(b)	(6,924,653)	(27,124,937)	(5,718,894)	(18,304,487)	(6,648,719)	(27,987,017)

Institutional Class	(9,710,834)	(38,093,295)	(19,366,034)	(62,351,396)	(5,018,329)	(20,841,614)

Net increase (decrease) in share activity	2,888,906	$10,061,170	25,734,970	$76,870,331	(10,680,368)	$(43,796,330)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 12% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 6% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	182,746	$654,230

Class A	(167,665)	(600,241)

Investor Class	(15,081)	(53,989)

(c)	Net of redemption fees of $21,715, $34,643 and $17,059 allocated among the classes based on relative net assets of each class for the period August 1, 2009 to February 28, 2010 and the years ended July 31, 2009 and 2008, respectively.

NOTE 12—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

29        AIM High Yield Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period(a)	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Seven months ended 02/28/10	$3.64	$0.19	(d)	$0.39	$0.58	$(0.19)	$4.03	16.15%	$460,987	0.98	%(e)	1.04	%(e)	8.31	%(e)	62%
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.38	397,072	1.12		1.21		10.74		104
Year ended 07/31/08	4.30	0.33		(0.31)	0.02	(0.34)	3.98	0.42	337,141	1.15		1.15		7.88		76
Year ended 07/31/07	4.32	0.31		(0.02)	0.29	(0.31)	4.30	6.78	379,525	1.11		1.11		6.98		111
Year ended 07/31/06	4.50	0.29	(d)	(0.17)	0.12	(0.30)	4.32	2.79	405,858	1.16		1.16		6.70		102
Year ended 07/31/05	4.31	0.29		0.19	0.48	(0.29)	4.50	11.54	502,770	1.07		1.08		6.47		59

Class B
Seven months ended 02/28/10	3.65	0.17	(d)	0.39	0.56	(0.17)	4.04	15.63	41,726	1.73	(e)	1.79	(e)	7.56	(e)	62
Year ended 07/31/09	3.99	0.33	(d)	(0.33)	0.00	(0.34)	3.65	1.63	42,365	1.87		1.96		9.99		104
Year ended 07/31/08	4.31	0.30		(0.31)	(0.01)	(0.31)	3.99	(0.32)	60,966	1.90		1.90		7.13		76
Year ended 07/31/07	4.33	0.28		(0.02)	0.26	(0.28)	4.31	5.99	104,215	1.86		1.86		6.23		111
Year ended 07/31/06	4.52	0.26	(d)	(0.18)	0.08	(0.27)	4.33	1.80	167,831	1.91		1.91		5.95		102
Year ended 07/31/05	4.33	0.25		0.20	0.45	(0.26)	4.52	10.69	289,189	1.82		1.83		5.72		59

Class C
Seven months ended 02/28/10	3.64	0.17	(d)	0.38	0.55	(0.17)	4.02	15.38	58,958	1.73	(e)	1.79	(e)	7.56	(e)	62
Year ended 07/31/09	3.97	0.32	(d)	(0.31)	0.01	(0.34)	3.64	1.86	56,672	1.87		1.96		9.99		104
Year ended 07/31/08	4.30	0.30		(0.32)	(0.02)	(0.31)	3.97	(0.58)	33,685	1.90		1.90		7.13		76
Year ended 07/31/07	4.31	0.28		(0.01)	0.27	(0.28)	4.30	6.24	39,234	1.86		1.86		6.23		111
Year ended 07/31/06	4.50	0.26	(d)	(0.18)	0.08	(0.27)	4.31	1.80	43,467	1.91		1.91		5.95		102
Year ended 07/31/05	4.31	0.25		0.20	0.45	(0.26)	4.50	10.73	59,865	1.82		1.83		5.72		59

Class Y
Seven months ended 02/28/10	3.65	0.19	(d)	0.39	0.58	(0.19)	4.04	16.28	14,512	0.73	(e)	0.79	(e)	8.56	(e)	62
Year ended 07/31/09(f)	3.58	0.30	(d)	0.07	0.37	(0.30)	3.65	12.44	11,883	0.87	(g)	0.98	(g)	10.99	(g)	104

Investor Class
Seven months ended 02/28/10	3.64	0.19	(d)	0.39	0.58	(0.19)	4.03	16.16	122,059	0.98	(e)	1.04	(e)	8.31	(e)	62
Year ended 07/31/09	3.98	0.35	(d)	(0.33)	0.02	(0.36)	3.64	2.41	104,737	1.11		1.20		10.75		104
Year ended 07/31/08	4.31	0.33		(0.32)	0.01	(0.34)	3.98	0.21	107,906	1.11		1.11		7.92		76
Year ended 07/31/07	4.32	0.31		(0.01)	0.30	(0.31)	4.31	7.06	125,803	1.10		1.10		6.99		111
Year ended 07/31/06	4.51	0.30	(d)	(0.19)	0.11	(0.30)	4.32	2.58	145,719	1.14		1.14		6.72		102
Year ended 07/31/05	4.32	0.29		0.20	0.49	(0.30)	4.51	11.54	191,508	1.03		1.04		6.51		59

Institutional Class
Seven months ended 02/28/10	3.64	0.20	(d)	0.38	0.58	(0.20)	4.02	16.10	138,218	0.62	(e)	0.62	(e)	8.67	(e)	62
Year ended 07/31/09	3.97	0.36	(d)	(0.31)	0.05	(0.38)	3.64	3.12	133,464	0.68		0.68		11.18		104
Year ended 07/31/08	4.30	0.35		(0.32)	0.03	(0.36)	3.97	0.66	172,562	0.65		0.65		8.38		76
Year ended 07/31/07	4.31	0.34		(0.01)	0.33	(0.34)	4.30	7.55	167,971	0.64		0.64		7.45		111
Year ended 07/31/06	4.50	0.32	(d)	(0.19)	0.13	(0.32)	4.31	3.06	86,120	0.66		0.66		6.72		102
Year ended 07/31/05	4.31	0.32		0.18	0.50	(0.31)	4.50	11.99	43,605	0.63		0.64		6.91		59

(a)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $450,512, $43,527, $62,411, $14,008, $115,487 and $138,286 for Class A, Class B, Class C, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

30        AIM High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Yield Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

31        AIM High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,140.60	$5.25	$1,019.89	$4.96	0.99%

B	1,000.00	1,136.20	9.22	1,016.17	8.70	1.74

C	1,000.00	1,133.70	9.21	1,016.17	8.70	1.74

Y	1,000.00	1,139.00	3.92	1,021.12	3.71	0.74

Investor	1,000.00	1,140.70	5.20	1,019.93	4.91	0.98

Institutional	1,000.00	1,139.90	3.24	1,021.77	3.06	0.61

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32        AIM High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.56%
Corporate Dividends Received Deduction*	0.56%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33        AIM High Yield Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

HYI-AR-1	Invesco Aim Distributors, Inc.

Annual Report to Shareholders	February 28, 2010

AIM Income Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
17	Financial Statements
19	Notes to Financial Statements
29	Financial Highlights
30	Auditor’s Report
31	Fund Expenses
32	Tax Information
T-1	Trustees and Officers

Letters to Shareholders
Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.

Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim

2 AIM Income Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees

3 AIM Income Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, Class A shares of AIM Income Fund, at net asset value, (NAV) outperformed the Fund’s broad market and style-specific indexes. High yield and investment grade corporate bonds aided performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.08%

Class B Shares	7.61

Class C Shares	7.63

Class R Shares	7.94

Class Y Shares	8.22

Investor Class Shares	8.07

Institutional Class Shares	8.18

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.26

Barclays Capital U.S. Credit Index▼ (Style-Specific Index)	6.65

Lipper BBB Rated Funds Index▼ (Peer Group Index)	7.85

▼Lipper Inc.

How we invest
We invest primarily in fixed-rate U.S. dollar denominated corporate bonds. We may invest up to 40% of the Fund in foreign securities (up to 10% non-U.S. dollar denominated). Up to 35% of the Fund’s assets may be invested in lower quality, high yield debt securities. The Fund may invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency mortgage-backed securities (MBS).
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team.

Portfolio Composition
By security type, based on total investments

U.S. Dollar Denominated Bonds & Notes	88.3%

U.S. Treasury Securities	5.7

Asset-Backed Securities	2.6

U.S. Government Sponsored Mortgage-Backed Securities	1.8

U.S. Government Sponsored

Agency Securities	0.9

Municipal Obligations	0.6

Non-U.S. Dollar Denominated

Bonds & Notes	0.1

Common Stocks and Other Equity Interests	0.0
     We use this philosophy in an effort to generate a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

Top 10 Fixed Income Issuers*

1.	U.S. Treasury	5.7%

2.	Citigroup Inc.	2.8

3.	Morgan Stanley	2.7

4.	DirecTV Holdings
	LLC/DirecTV Financing Co. Inc.	2.4

5.	Anadarko Petroleum Corp.	1.8

6.	DCP Midstream LLC	1.8

7.	General Electric Capital Corp.	1.6

8.	United Mexican States	1.6

9.	COX Communications Inc.	1.6

10.	MetLife Inc.	1.5

Total Net Assets	$324.1 million

Total Number of Holdings*	353

Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad-based economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth had also begun to rebound, but some sovereign risks, such as the one involving Greece’s debt problems, and persistent private sector concerns, such as those involving investment company Dubai World, remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative easing, ending the purchase of U.S. Treasuries, and extending the period over which it would buy agency MBS and agency debentures. In doing so, the Fed worked to promote economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4 AIM Income Fund

     For the period, Treasury yields increased for longer maturity bonds (30 years), as the U.S. economy showed signs of recovery which reduced “fear”-driven trades.2 Additionally, the U.S. Treasury was actively trying to extend the term of Treasury debt maturities. At the same time, yields on Treasuries with maturities of five years and shorter fell as demand and monetary policy favored securities in this category.2 The result was a steeper yield curve, with longer maturity securities underperforming their shorter maturity counterparts due mainly to concerns about inflation and the market’s ability to absorb increased Treasury issuance.2 Credit spreads, the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk, narrowed as investors’ growing appetite for risk benefited valuations of non-government bonds.2
     On the whole, sector allocation had a positive effect on Fund performance relative to the Fund’s style-specific index for the period. Sustained out-of-index sector allocations to Treasuries and agency MBS, and an overweight position in cash versus the style-specific benchmark, detracted from relative performance as non-government bonds outperformed cash and government securities during the period.
     These negative effects were offset by the benefits of tactical out-of-index allocations to high yield and emerging market credits, overweight allocations in the financials, transports and telecommunication services/media/technology investment grade corporate sectors and an underweight allocation in the index’s government-related holdings, such as supranationals, sovereigns and foreign agency securities. Compared to the Fund’s broad market index, sector allocation had a greater effect on relative performance as the non-government bond oriented Fund nearly doubled the return of the much broader investment grade index, which has only 20% exposure to non-government bonds.
     Fund performance relative to the style-specific index benefited from favorable security selection. Positive performance from security selection came from the breadth of the corporate bond universe. Most notably, security selection within the telecommunication services/media/technology, basic industries/capital goods, transports, financials and utilities sectors produced the largest contributions to relative performance versus the style-specific benchmark.
The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The contribution to performance from duration positioning was mixed over the period, but overall it had a small negative effect. We maintained neutral-to-benchmark duration positioning relative to the style-specific index as interest rates trended higher. We used U.S. Treasury note futures contracts to help manage portfolio duration within its target range of plus or minus 1.5 years relative to the benchmark’s duration.
     The Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) had a small positive effect on performance. The portfolio was positioned close to neutral to its style-specific benchmark, with a slight bias toward a steepening yield curve (long-term bonds expected to underperform short-term bonds) during much of the period. This was somewhat beneficial overall as the increase in longer maturity Treasury supply and concerns about future inflation caused the yield curve to steepen. Yield curve positioning that emphasized intermediate maturities of five to 10 years had a positive effect on performance versus the broad market benchmark, which had a greater emphasis on the shorter end of the maturity spectrum.
     Thank you for investing in AIM Income Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bloomberg L.P.; Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM Income Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Senior portfolio manager, is manager of AIM Income Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.
Peter Ehret
Chartered Financial Analyst, senior portfolio manager, manager of AIM Income Fund. Mr. Ehret joined Invesco Aim in
2001. He graduated cum laude with a B.S. in economics from the University of Minnesota. He also earned an M.S. in real estate appraisal and investment analysis from the University of Wisconsin-Madison.
Darren Hughes
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Income Fund. He joined Invesco Aim in 1992. Mr. Hughes earned a B.B.A. in finance and economics from Baylor University.

5 AIM Income Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class
Fund and index data from 2/29/00
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 AIM Income Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable
sales charges

Class A Shares

Inception (5/3/68)	6.16%

10 Years	1.72

5 Years	-0.44

1 Year	12.70

Class B Shares

Inception (9/7/93)	2.97%

10 Years	1.62

5 Years	-0.50

1 Year	12.51

Class C Shares

Inception (8/4/97)	1.62%

10 Years	1.46

5 Years	-0.22

1 Year	16.30

Class R Shares

10 Years	1.94%

5 Years	0.28

1 Year	17.87

Class Y Shares

10 Years	2.27%

5 Years	0.64

1 Year	18.66

Investor Class Shares

10 Years	2.24%

5 Years	0.55

1 Year	18.37

Institutional Class Shares

10 Years	2.44%

5 Years	0.98

1 Year	18.77

Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end
including maximum applicable sales charges

Class A Shares

Inception (5/3/68)	6.14%

10 Years	1.59

5 Years	-0.74

1 Year	4.90

Class B Shares

Inception (9/7/93)	2.87%

10 Years	1.47

5 Years	-0.85

1 Year	4.29

Class C Shares

Inception (8/4/97)	1.48%

10 Years	1.32

5 Years	-0.53

1 Year	8.30

Class R Shares

10 Years	1.80%

5 Years	-0.03

1 Year	9.84

Class Y Shares

10 Years	2.11%

5 Years	0.28

1 Year	10.37

Investor Class Shares

10 Years	2.10%

5 Years	0.24

1 Year	10.33

Institutional Class Shares

10 Years	2.29%

5 Years	0.64

1 Year	10.71

September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95%, 1.20% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7 AIM Income Fund

AIM Income Fund’s Investment objective is a high level of current income consistent with reasonable concern for safety of principal.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.
■	Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar. Transaction costs are often higher, and there may be delays in settlement procedures.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.
■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.
■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.
■	The prices of securities held by the Fund may decline in response to market risks.
■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.
■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.
■	The Barclays Capital U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered U.S. corporate and specified foreign debentures and secured notes.
■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB rated funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AMIFX
Class B Shares	ABIFX
Class C Shares	ACIFX
Class R Shares	AMIRX
Class Y Shares	AMIYX
Investor Class Shares	AIIVX
Institutional Class Shares	AIIRX

8 AIM Income Fund

Schedule of Investments(a)

February 28, 2010

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–88.40%
Advertising–0.14%
Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.25%, 01/01/13	$450,000	$451,125

Aerospace & Defense–0.05%
BE Aerospace, Inc., Sr. Unsec. Unsub. Notes, 8.50%, 07/01/18	150,000	157,875

Agricultural Products–1.10%
Bunge Limited Finance Corp., Sr. Unsec. Gtd. Notes, 8.50%, 06/15/19	1,955,000	2,269,389

Cargill Inc., Sr. Unsec. Notes, 7.35%, 03/06/19(b)	1,105,000	1,306,802

		3,576,191

Airlines–2.19%
American Airlines, Series 2001-2, Class A-1, Sec. Global Pass Through Ctfs., 6.98%, 04/01/11	232,078	232,369

Series 2009-1A, Sec. Pass Through Ctfs., 10.38%, 07/02/19	630,627	714,973

Continental Airlines Inc., Series 2009-1, Class A, Pass Through Ctfs., 9.00%, 07/08/16	2,905,066	3,130,209

Series 2009-2, Class A, Sr. Sec. Global Pass Through Ctfs., 7.25%, 11/10/19	785,000	819,834

Delta Air Lines, Inc., Sr. Sec. Notes, 9.50%, 09/15/14(b)	100,000	103,000

Series 2002-1, Class C, Sec. Pass Through Ctfs., 7.78%, 01/02/12	60,246	59,794

Series 2009-1, Class A, Pass Through Ctfs., 7.75%, 12/17/19	945,000	991,659

United Air Lines Inc., Series 2009-1, Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	500,000	531,250

Series 2009-2A, Sec. Gtd. Global Pass Through Ctfs., 9.75%, 01/15/17	500,000	525,000

		7,108,088

Alternative Carriers–0.44%
Intelsat Intermediate Holding Co. S.A. (Bermuda), Sr. Unsec. Gtd. Global Notes, 9.50%, 02/01/15	400,000	414,000

Level 3 Financing Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.25%, 11/01/14	510,000	483,225

Nordic Telephone Co. Holdings (Denmark), Sr. Sec. Bonds, 8.88%, 05/01/16(b)	250,000	268,750

Sable International Finance Ltd. (South Africa), Sr. Sec. Gtd. Notes, 7.75%, 02/15/17(b)	250,000	259,142

		1,425,117

Aluminum–0.21%
Century Aluminum Co., Sr. Sec. Notes, 8.00%, 05/15/14	250,000	246,875

Novelis Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.25%, 02/15/15	475,000	444,125

		691,000

Apparel Retail–0.44%
Collective Brands, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 8.25%, 08/01/13	222,000	226,995

Limited Brands Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 06/15/19	250,000	268,125

TJX Cos., Inc. (The), Sr. Unsec. Notes, 6.95%, 04/15/19	785,000	930,878

		1,425,998

Apparel, Accessories & Luxury Goods–0.05%
Quiksilver Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 04/15/15	200,000	172,500

Auto Parts & Equipment–0.20%
Allison Transmission Inc., Sr. Unsec. Gtd. Notes, 11.00%, 11/01/15(b)	250,000	260,625

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 8.13%, 11/15/15	150,000	149,625

TRW Automotive Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.25%, 03/15/17(b)	250,000	235,625

		645,875

Automobile Manufacturers–0.07%
Ford Motor Co., Sr. Unsec. Unsub. Global Notes, 7.45%, 07/16/31	250,000	221,250

Automotive Retail–1.16%
AutoZone Inc., Sr. Unsec. Notes, 5.75%, 01/15/15	3,465,000	3,754,076

Brewers–0.41%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 4.13%, 01/15/15	1,280,000	1,323,901

Broadcasting–2.29%
Belo Corp., Sr. Unsec. Unsub. Notes, 6.75%, 05/30/13	250,000	248,125

8.00%, 11/15/16	250,000	260,625

Clear Channel Worldwide Holdings Inc.- Series B, Sr. Unsec. Gtd. Unsub. Notes, 9.25%, 12/15/17(b)	250,000	259,687

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Income Fund

	Principal
	Amount	Value

Broadcasting–(continued)

COX Communications Inc., Sr. Unsec. Bonds, 8.38%, 03/01/39(b)	$1,045,000	$1,316,103

Sr. Unsec. Global Notes, 5.45%, 12/15/14	1,270,000	1,395,577

Sr. Unsec. Notes, 9.38%, 01/15/19(b)	1,860,000	2,397,411

COX Enterprises Inc., Sr. Unsec. Notes, 7.88%, 09/15/10(b)	1,495,000	1,543,383

		7,420,911

Building Products–0.24%
Goodman Global Group Inc., Sr. Disc. Notes, 12.48%, 12/15/14(b)(c)	250,000	145,000

Ply Gem Industries Inc., Sr. Sec. Gtd. First & Second Lien Global Notes, 11.75%, 06/15/13	500,000	512,500

USG Corp., Sr. Unsec. Gtd. Notes, 9.75%, 08/01/14(b)	125,000	131,250

		788,750

Cable & Satellite–3.75%
Cablevision Systems Corp., Sr. Notes, 8.63%, 09/15/17(b)	250,000	260,000

Comcast Corp., Sr. Unsec. Gtd. Notes, 6.40%, 03/01/40	2,620,000	2,665,175

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 05/15/16	4,855,000	5,340,500

Sr. Unsec. Gtd. Unsub. Notes, 4.75%, 10/01/14(b)	2,240,000	2,347,811

Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Notes, 5.00%, 02/01/20	1,240,000	1,230,789

Virgin Media Finance PLC (United Kingdom)–Series 1, Sr. Gtd. Global Bonds, 9.50%, 08/15/16	300,000	319,500

		12,163,775

Casinos & Gaming–0.47%
MGM Mirage, Sr. Sec. Notes, 11.13%, 11/15/17(b)	310,000	335,575

Pinnacle Entertainment, Inc., Sr. Notes, 8.63%, 08/01/17(b)	255,000	244,800

Tunica-Biloxi Gaming Authority, Sr. Unsec. Notes, 9.00%, 11/15/15(b)	500,000	452,500

Wynn Las Vegas Capital LLC/Corp., Sec. First Mortgage Notes, 7.88%, 11/01/17(b)	500,000	496,875

		1,529,750

Communications Equipment–0.04%
Corning Inc., Sr. Unsec. Unsub. Notes, 6.63%, 05/15/19	110,000	123,516

Computer & Electronics Retail–0.71%
Best Buy Co. Inc., Sr. Unsec. Unsub. Global Notes, 6.75%, 07/15/13	2,070,000	2,311,314

Computer Hardware–0.58%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 4.75%, 06/02/14	1,725,000	1,874,723

Construction Materials–0.51%
Holcim U.S. Finance Sarl & Cie SCS (Switzerland), Unsec. Gtd. Unsub. Notes, 6.00%, 12/30/19(b)	1,575,000	1,640,995

Construction, Farm Machinery & Heavy Trucks–0.24%
Case New Holland Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 09/01/13(b)	250,000	253,750

CNH America LLC, Sr. Unsec. Gtd. Notes, 7.25%, 01/15/16	125,000	125,313

Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	250,000	255,000

Titan International, Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 01/15/12	150,000	150,375

		784,438

Consumer Finance–0.27%
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 8.00%, 12/15/16	635,000	638,175

GMAC Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 11/01/31	250,000	230,625

		868,800

Data Processing & Outsourced Services–0.15%
First Data Corp., Sr. Unsec. Gtd. Global Notes, 9.88%, 09/24/15	250,000	218,125

SunGard Data Systems Inc., Sr. Unsec. Gtd. Sub. Global Notes, 10.25%, 08/15/15	250,000	260,000

		478,125

Diversified Banks–6.65%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,145,000	1,151,378

Banco do Brasil S.A. (Brazil), Sr. Unsec. Notes, 4.50%, 01/22/15(b)	1,875,000	1,923,650

Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 6.75%, 05/22/19	2,195,000	2,426,415

Sr. Unsec. Unsub. Notes, 5.13%, 01/08/20	2,225,000	2,190,627

ING Bank N.V. (Netherlands), Unsec. Sub. Bonds, 5.13%, 05/01/15(b)	1,540,000	1,603,650

JPMorgan Chase Capital XXVII–Series AA, Jr. Unsec. Gtd. Sub. Notes, 7.00%, 11/01/39	2,230,000	2,260,790

Lloyds TSB Bank PLC (United Kingdom), Gtd. Bonds, 4.38%, 01/12/15(b)	2,000,000	1,966,937

Sr. Unsec. Unsub. Floating Rate Medium-Term Euro Notes, 3.75%, 04/17/14(d)	1,035,000	1,078,929

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Unsub. Medium-Term Notes, 4.88%, 08/25/14(b)	1,520,000	1,549,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Income Fund

	Principal
	Amount	Value

Diversified Banks–(continued)

Standard Chartered PLC (United Kingdom), Sr. Unsec. Unsub. Notes, 5.50%, 11/18/14(b)	$2,235,000	$2,440,358

Wachovia Corp.–Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	750,000	813,345

Wells Fargo & Co., Sr. Unsec. Unsub. Global Notes, 4.38%, 01/31/13	2,030,000	2,134,920

		21,540,226

Diversified Capital Markets–0.85%
Credit Suisse AG (Switzerland), Sub. Global Notes, 5.40%, 01/14/20	1,520,000	1,534,497

UBS AG (Switzerland), Sr. Unsec. Medium-Term Notes, 5.75%, 04/25/18	1,180,000	1,218,910

		2,753,407

Diversified Metals & Mining–0.31%
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 8.95%, 05/01/14	835,000	1,013,349

Diversified Support Services–0.08%
Travelport LLC, Sr. Unsec. Gtd. Unsub. Global Notes, 9.88%, 09/01/14	250,000	257,500

Drug Retail–1.10%
CVS Caremark Corp., Unsec. Notes, 6.60%, 03/15/19	2,570,000	2,886,865

Rite Aid Corp., Sr. Gtd. Sec. Notes, 10.38%, 07/15/16	500,000	528,750

Sr. Sec. Unsub. Global Notes, 9.75%, 06/12/16	150,000	160,875

		3,576,490

Electric Utilities–4.32%
Carolina Power & Light Co., Sec. First Mortgage Bonds, 5.30%, 01/15/19	530,000	561,437

DCP Midstream LLC, Notes, 9.70%, 12/01/13(b)	1,500,000	1,808,211

Sr. Unsec. Notes, 7.88%, 08/16/10	2,805,000	2,898,783

Sr. Unsec. Unsub. Notes, 9.75%, 03/15/19(b)	795,000	1,011,652

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	1,200,000	1,229,130

Indiana Michigan Power Co., Sr. Unsec. Unsub. Notes, 7.00%, 03/15/19	1,860,000	2,135,715

LSP Energy L.P./LSP Batesville Funding Corp. –Series D, Sr. Sec. Bonds, 8.16%, 07/15/25	250,000	177,500

Ohio Power Co.–Series 1, Sr. Unsec. Notes, 5.38%, 10/01/21	2,555,000	2,633,017

PPL Electric Utilities Corp., Sec. First Mortgage Bonds, 6.25%, 05/15/39	695,000	752,621

Virginia Electric & Power Co., Sr. Unsec. Unsub. Notes, 5.00%, 06/30/19	760,000	787,803

		13,995,869

Electrical Components & Equipment–0.07%
Belden Inc., Sr. Gtd. Sub. Notes, 9.25%, 06/15/19(b)	200,000	211,000

Electronic Manufacturing Services–0.05%
Jabil Circuit, Inc., Sr. Unsec. Notes, 7.75%, 07/15/16	150,000	156,000

Environmental & Facilities Services–0.05%
Clean Habors Inc., Sr. Sec. Gtd. Global Notes, 7.63%, 08/15/16	150,000	153,000

Gold–1.54%
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	1,920,000	1,946,229

6.25%, 10/01/39	3,045,000	3,048,381

		4,994,610

Health Care Equipment–0.35%
Boston Scientific Corp., Sr. Unsec. Unsub. Notes, 6.00%, 01/15/20	1,150,000	1,146,246

Health Care Facilities–0.24%
HCA, Inc., Sr. Sec. Gtd. Notes, 7.88%, 02/15/20(b)	500,000	523,750

Tenet Healthcare Corp., Sr. Unsec. Notes, 7.38%, 02/01/13	250,000	251,250

		775,000

Health Care Services–1.64%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	560,000	600,871

6.25%, 06/15/14	2,070,000	2,316,422

7.25%, 06/15/19	580,000	678,425

Orlando Lutheran Towers Inc., Bonds, 7.75%, 07/01/11	500,000	499,685

8.00%, 07/01/17	1,275,000	1,224,000

		5,319,403

Hotels, Resorts & Cruise Lines–1.48%
Hyatt Hotels Corp., Sr. Unsec. Unsub. Notes, 5.75%, 08/15/15(b)	2,340,000	2,433,568

Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec. Unsub. Notes, 7.15%, 12/01/19	450,000	454,500

Wyndham Worldwide Corp., Sr. Unsec. Unsub. Notes, 7.38%, 03/01/20	1,905,000	1,916,906

		4,804,974

Independent Power Producers & Energy Traders–0.69%
AES Corp. (The), Sr. Unsec. Notes, 9.75%, 04/15/16(b)	415,000	443,531

Colbun S.A. (Chile), Sr. Unsec. Notes, 6.00%, 01/21/20(b)	1,375,000	1,381,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Income Fund

	Principal
	Amount	Value

Independent Power Producers & Energy Traders–(continued)

NRG Energy, Inc., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/16	$150,000	$148,500

Sr. Unsec. Gtd. Unsub. Notes, 7.38%, 01/15/17	250,000	248,125

		2,222,110

Industrial Conglomerates–1.03%
Hutchison Whampoa International Ltd. (Cayman Islands), Gtd. Notes, 5.75%, 09/11/19(b)	1,180,000	1,207,122

Sr. Unsec. Gtd. Notes, 7.63%, 04/09/19(b)	1,840,000	2,133,749

		3,340,871

Insurance Brokers–0.78%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 5.15%, 09/15/10	925,000	943,867

9.25%, 04/15/19	1,255,000	1,568,580

		2,512,447

Integrated Oil & Gas–1.02%
Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Notes, 6.38%, 11/05/14(b)	3,200,000	3,315,530

Integrated Telecommunication Services–3.42%
British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	3,000,000	3,176,336

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Unsub. Global Notes, 7.38%, 11/15/13	1,860,000	2,165,421

Qwest Communications International Inc., Sr. Unsec. Gtd. Notes, 7.13%, 04/01/18(b)	250,000	251,250

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	2,750,000	2,851,484

Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 9.50%, 04/23/19(b)	1,775,000	2,099,998

VIP Finance Ireland Ltd. For OJSC Vimpel Communications (Ireland), Sec. Loan Participation Notes, 9.13%, 04/30/18(b)	250,000	273,474

Wind Acquisition Finance S.A. (Luxembourg), Sr. Sec. Gtd. Sub. Notes, 11.75%, 07/15/17(b)	250,000	269,063

		11,087,026

Investment Banking & Brokerage–6.38%
E*Trade Financial Corp., Sr. Unsec. Unsub. Global Notes, 7.38%, 09/15/13	150,000	143,250

Goldman Sachs Group Inc. (The), Sr. Medium-Term Notes, 6.00%, 05/01/14	700,000	770,112

Unsec. Sub. Global Notes, 6.75%, 10/01/37	1,710,000	1,666,802

Jefferies Group Inc., Sr. Unsec. Notes, 6.45%, 06/08/27	4,855,000	4,334,446

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 7.30%, 08/01/14(b)	1,565,000	1,745,167

6.00%, 01/14/20(b)	1,435,000	1,410,241

Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 6.00%, 05/13/14	5,290,000	5,710,082

–Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,345,000	1,336,507

Sr. Unsec. Unsub. Medium-Term Global Notes, 5.95%, 12/28/17	1,680,000	1,747,459

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Unsub. Notes, 4.15%, 12/01/14	235,000	237,108

5.60%, 12/01/19	1,565,000	1,584,394

		20,685,568

Leisure Facilities–0.13%
Universal City Development Partners Ltd., Sr. Notes, 8.88%, 11/15/15(b)	250,000	254,375

Sr. Sub. Notes, 10.88%, 11/15/16(b)	150,000	157,125

		411,500

Life & Health Insurance–3.90%
MetLife Inc., Sr. Unsec. Global Notes, 7.72%, 02/15/19	2,250,000	2,615,663

Sr. Unsec. Unsub. Notes, 6.75%, 06/01/16	2,180,000	2,423,975

Metropolitan Life Global Funding I, Sr. Sec. Unsub. Notes, 5.13%, 11/09/11(b)	1,425,000	1,503,626

Prudential Financial Inc., Jr. Unsec. Sub. Variable Rate Global Notes, 8.88%, 06/15/38(d)	1,690,000	1,818,813

Series D, Sr. Unsec. Unsub. Medium-Term Notes, 2.75%, 01/14/13	1,370,000	1,377,851

Sr. Unsec. Unsub. Medium-Term Notes, 3.88%, 01/14/15	1,440,000	1,454,216

Sr. Unsec. Unsub. Medium-Term Notes, 7.38%, 06/15/19	1,270,000	1,461,572

		12,655,716

Life Sciences Tools & Services–0.51%
Life Technologies Corp., Sr. Notes, 6.00%, 03/01/20	1,590,000	1,638,793

Mortgage Backed Securities–0.66%
U.S. Bank N.A., Sr. Unsec. Unsub. Medium-Term Global Notes, 5.92%, 05/25/12	2,045,001	2,132,216

Movies & Entertainment–0.28%
Cinemark USA Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 06/15/19	150,000	157,125

Time Warner Cable Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 07/01/18	670,000	750,478

		907,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Income Fund

	Principal
	Amount	Value

Multi-Line Insurance–1.42%
American Financial Group Inc., Sr. Unsec. Unsub. Notes, 9.88%, 06/15/19	$2,565,000	$2,996,286

Hartford Financial Services Group Inc., Jr. Unsec. Sub. Variable Rate, Deb., 8.13%, 06/15/38(d)	150,000	148,354

Liberty Mutual Group Inc., Sr. Unsec. Notes, 5.75%, 03/15/14(b)	1,405,000	1,451,192

		4,595,832

Multi-Utilities–0.71%
Pacific Gas & Electric Co., Sr. Unsec. Notes, 8.25%, 10/15/18	1,150,000	1,426,863

Sr. Unsec. Unsub. Notes, 5.40%, 01/15/40	890,000	864,980

		2,291,843

Office REIT’s–1.40%
Boston Properties L.P., Sr. Unsec. Unsub. Notes, 5.88%, 10/15/19	2,000,000	2,083,523

Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	2,490,000	2,469,259

		4,552,782

Oil & Gas Equipment & Services–0.02%
Bristow Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/17	75,000	73,875

Oil & Gas Exploration & Production–3.15%
Anadarko Petroleum Corp., Sr. Unsec. Unsub. Global Notes, 5.75%, 06/15/14	3,745,000	4,100,942

Sr. Unsec. Unsub. Notes, 7.63%, 03/15/14	1,515,000	1,757,595

Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 7.13%, 05/01/17	400,000	401,000

Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/19	150,000	154,125

Encore Acquisition Co., Sr. Gtd. Sub. Notes, 9.50%, 05/01/16	150,000	162,750

McMoRan Exploration Co., Sr. Unsec. Gtd. Notes, 11.88%, 11/15/14	150,000	161,250

Motiva Enterprises LLC, Sr. Unsec. Notes, 6.85%, 01/15/40(b)	1,375,000	1,475,450

Petrobras International Finance Co. (Cayman Islands), Sr. Unsec. Gtd. Unsub. Global Notes, 5.75%, 01/20/20	585,000	596,064

6.88%, 01/20/40	605,000	614,168

Plains Exploration & Production Co., Sr. Unsec. Gtd. Unsub. Notes, 8.63%, 10/15/19	250,000	262,500

Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 7.50%, 10/01/17	250,000	257,500

Southwestern Energy Co., Sr. Gtd. Global Notes, 7.50%, 02/01/18	240,000	254,400

		10,197,744

Oil & Gas Refining & Marketing–0.47%
Petronas Capital Ltd. (Malaysia), Unsec. Gtd. Unsub. Notes, 5.25%, 08/12/19(b)	895,000	909,109

Tesoro Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 6.63%, 11/01/15	150,000	139,500

United Refining Co.–Series 2, Sr. Unsec. Gtd. Global Notes, 10.50%, 08/15/12	500,000	482,500

		1,531,109

Oil & Gas Storage & Transportation–1.94%
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 5.65%, 03/01/20	2,200,000	2,272,053

Williams Partners L.P., Sr. Unsec. Notes, 3.80%, 02/15/15(b)	2,815,000	2,846,407

6.30%, 04/15/40(b)	1,140,000	1,159,500

		6,277,960

Other Diversified Financial Services–11.42%
Bank of America Corp., Sr. Unsec. Unsub. Global Notes, 6.50%, 08/01/16	1,860,000	2,006,643

Bear Stearns Cos. LLC (The), Sr. Unsec. Unsub. Floating Rate Notes, 0.65%, 07/19/10(d)	3,160,000	3,165,023

Cantor Fitzgerald L.P., Bonds, 7.88%, 10/15/19(b)	4,380,000	4,494,109

CDP Financial Inc. (Canada), Sr. Unsec. Gtd. Notes, 3.00%, 11/25/14(b)	3,700,000	3,691,793

Citigroup Inc., Sr. Unsec. Global Notes, 8.50%, 05/22/19	355,000	410,187

Sr. Unsec. Notes, 6.38%, 08/12/14	7,080,000	7,513,122

Sr. Unsec. Unsub. Global Notes, 5.10%, 09/29/11	1,000,000	1,045,687

Countrywide Financial Corp., Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 5.80%, 06/07/12	2,050,000	2,182,310

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 5.50%, 01/08/20	1,025,000	1,030,083

–Series A, Sr. Unsec. Unsub. Medium-Term Global Notes, 6.88%, 01/10/39	5,120,000	5,374,154

JPMorgan Chase & Co., Sr. Unsec. Unsub. Global Notes, 4.75%, 05/01/13	135,000	145,266

6.30%, 04/23/19	2,035,000	2,262,535

Merrill Lynch & Co. Inc., Unsec. Sub. Global Notes, 6.11%, 01/29/37	555,000	492,874

–Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	3,000,000	3,180,145

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, 12/10/34(b)(d)(e)(f)	1,640,000	5,330

		36,999,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Income Fund

	Principal
	Amount	Value

Packaged Foods & Meats–1.00%
Del Monte Corp., Sr. Gtd. Sub. Notes, 7.50%, 10/15/19(b)	$75,000	$76,688

Dole Food Co. Inc., Sr. Sec. Notes, 8.00%, 10/01/16(b)	250,000	256,250

Kraft Foods Inc., Sr. Unsec. Unsub. Global Notes, 6.50%, 02/09/40	1,630,000	1,709,228

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	945,000	956,858

Sr. Unsec. Unsub. Global Notes, 4.13%, 02/09/16	225,000	229,351

		3,228,375

Paper Packaging–0.12%
Cascades Inc. (Canada), Sr. Gtd. Notes, 7.88%, 01/15/20(b)	150,000	152,250

Graham Packaging Co. L.P./GPC Capital Corp. I, Sr. Unsec. Gtd. Notes, 8.25%, 01/01/17(b)	250,000	246,250

		398,500

Paper Products–1.16%
Georgia-Pacific LLC, Deb., 7.70%, 06/15/15	275,000	287,375

International Paper Co., Sr. Unsec. Unsub. Global Bonds, 7.50%, 08/15/21	1,570,000	1,784,761

Mercer International Inc., Sr. Unsec. Global Notes, 9.25%, 02/15/13	1,745,000	1,583,587

PE Paper Escrow GmbH (Austria), Sr. Sec. Notes, 12.00%, 08/01/14(b)	100,000	107,646

		3,763,369

Personal Products–0.40%
Mead Johnson Nutrition Co., Sr. Unsec. Unsub. Notes, 3.50%, 11/01/14(b)	1,280,000	1,296,484

Pharmaceuticals–0.30%
Valeant Pharmaceuticals International, Sr. Unsec. Gtd. Notes, 8.38%, 06/15/16(b)	250,000	260,000

Watson Pharmaceuticals Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/14	675,000	712,148

		972,148

Property & Casualty Insurance–0.69%
CNA Financial Corp., Sr. Unsec. Unsub. Notes, 7.35%, 11/15/19	2,140,000	2,246,862

Publishing–0.32%
Gannett Co. Inc., Sr. Unsec. Gtd. Unsub. Notes, 9.38%, 11/15/17(b)	250,000	262,500

Nielsen Finance Co., LLC, Sr. Unsec. Gtd. Sub. Disc. Global Notes, 12.50%, 08/01/16(g)	250,000	228,125

Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 08/01/11	505,000	541,060

		1,031,685

Railroads–0.09%
Kansas City Southern de Mexico S.A. de C.V. (Mexico), Sr. Notes, 8.00%, 02/01/18(b)	300,000	298,598

Regional Banks–0.82%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,485,000	1,497,230

5.13%, 02/08/20	1,140,000	1,159,476

		2,656,706

Research & Consulting Services–0.50%
Erac USA Finance Co., Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	1,485,000	1,616,959

Restaurants–1.43%
Yum! Brands Inc., Sr. Unsec. Notes, 5.30%, 09/15/19	4,480,000	4,627,442

Soft Drinks–0.31%
PepsiCo Inc., Sr. Unsec. Unsub. Notes, 5.50%, 01/15/40	985,000	998,800

Sovereign Debt–1.97%
Brazilian Government International Bond (Brazil), Sr. Unsec. Unsub. Global Notes, 5.88%, 01/15/19	1,185,000	1,259,803

United Mexican States (Mexico), Sr. Unsec. Global Notes, 5.88%, 02/17/14	4,645,000	5,109,500

		6,369,303

Specialized Finance–1.65%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Unsub. Notes, 4.00%, 01/15/15	2,830,000	2,834,816

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	1,870,000	2,521,258

		5,356,074

Specialized REIT’s–0.62%
Healthcare Realty Trust Inc., Sr. Unsec. Notes, 6.50%, 01/17/17	1,920,000	1,994,175

Specialty Chemicals–0.04%
Huntsman International LLC, Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 11/15/14	150,000	145,875

Specialty Stores–1.03%
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 11/15/14	250,000	263,438

Staples Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 9.75%, 01/15/14	200,000	243,800

Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 04/01/11	2,650,000	2,837,883

		3,345,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Income Fund

	Principal
	Amount	Value

Steel–0.89%
ArcelorMittal (Luxembourg), Sr. Unsec. Unsub. Global Bonds, 9.00%, 02/15/15	$760,000	$913,773

Sr. Unsec. Unsub. Global Notes, 7.00%, 10/15/39	1,830,000	1,832,607

Steel Dynamics Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.38%, 11/01/12	150,000	153,750

		2,900,130

Textiles–0.14%
Invista, Sr. Unsec. Unsub. Notes, 9.25%, 05/01/12(b)	450,000	455,063

Tires & Rubber–0.23%
Cooper Tire & Rubber Co., Sr. Unsec. Unsub. Notes, 7.63%, 03/15/27	250,000	222,500

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Unsub. Global Notes, 9.00%, 07/01/15	500,000	518,750

		741,250

Trucking–0.05%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 8.88%, 01/01/14	150,000	153,000

Wireless Telecommunication Services–0.87%
American Tower Corp., Sr. Unsec. Unsub. Global Notes, 4.63%, 04/01/15	1,280,000	1,319,216

Clearwire Communications LLC/Clearwire Finance Inc., Sr. Sec. Gtd. Notes, 12.00%, 12/01/15(b)	350,000	343,875

Digicel Group Ltd. (Bermuda), Sr. Unsec. Notes, 12.00%, 04/01/14(b)	150,000	168,000

8.88%, 01/15/15(b)	265,000	255,394

SBA Telecommunications Inc., Sr. Gtd. Notes, 8.25%, 08/15/19(b)	275,000	289,094

Sprint Capital Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 6.88%, 11/15/28	375,000	288,750

Sprint Nextel Corp., Sr. Unsec. Unsub. Notes, 8.38%, 08/15/17	150,000	146,250

		2,810,579

Total U.S. Dollar Denominated Bonds & Notes (Cost $270,891,933)		286,471,451

U.S. Treasury Bonds–5.70%
5.38%, 02/15/31(h)	12,390,000	14,018,124

3.50%, 02/15/39	930,000	776,114

4.50%, 08/15/39	3,700,000	3,683,813

Total U.S. Treasury Bonds (Cost $18,771,612)		18,478,051

	Principal
	Amount
Asset-Backed Securities–2.63%
Bank of America Credit Card Trust–Series 2007-C2, Class C2, Floating Rate Pass Through Ctfs., 0.50%, 09/17/12(d)	$1,800,000	1,796,045

Countrywide Asset-Backed Ctfs.–Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	1,155,045	1,159,464

Credit Suisse Mortgage Capital Ctfs.–Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 3.10%, 09/26/34(b)(d)	2,037,440	1,947,092

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.79%, 08/15/39(d)	665,000	706,691

Wells Fargo Mortgage Backed Securities Trust–Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(d)	3,084,842	2,897,126

Total Asset-Backed Securities (Cost $8,125,098)		8,506,418

U.S. Government Sponsored Mortgage-Backed Securities–1.84%
Federal Home Loan Mortgage Corp. (FHLMC)–1.15%
Pass Through Ctfs., 7.00%, 06/01/15 to 06/01/32	837,378	917,734

6.50%, 04/01/16 to 01/01/35	1,515,979	1,659,990

5.50%, 09/01/16 to 11/01/18	502,261	541,028

6.00%, 04/01/17 to 10/01/32	562,354	608,387

7.50%, 06/01/30	2,059	2,328

		3,729,467

Federal National Mortgage Association (FNMA)–0.47%
Pass Through Ctfs., 7.50%, 11/01/15 to 05/01/32	110,136	124,097

7.00%, 02/01/16 to 09/01/32	279,180	309,168

6.50%, 09/01/16 to 10/01/35	481,467	523,661

5.00%, 01/01/18 to 06/01/18	165,850	176,508

5.00%, 09/01/18(h)	186,063	198,020

8.50%, 10/01/28	40,671	46,892

8.00%, 10/01/30 to 04/01/32	68,257	78,483

8.00%, 06/01/31(h)	56,891	65,430

		1,522,259

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM Income Fund

	Principal
	Amount		Value

Government National Mortgage Association (GNMA)–0.22%
Pass Through Ctfs., 7.50%, 06/15/23(h)		$134,818	$152,268

8.50%, 11/15/24(h)		40,737	47,200

8.00%, 09/20/26		32,525	37,220

6.50%, 03/15/31 to 07/15/32		40,583	44,477

7.00%, 04/15/31 to 08/15/31		11,224	12,549

6.50%, 11/15/31 to 06/15/32(h)		189,261	206,570

6.00%, 01/15/32 to 11/15/32		47,453	51,396

6.00%, 02/15/33(h)		147,490	159,123

			710,803

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $5,659,906)			5,962,529

U.S. Government Sponsored Agency Securities–0.92%
Student Loan Marketing Association–0.92%
SLM Corp.–Series-BED4, Sr. Unsec. Unsub. Floating Rate Medium-Term Notes, 0.55%, 03/15/10 (Cost $2,997,155)(d)		3,000,000	2,997,155

Municipal Obligations–0.59%
Florida (State of) Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17		700,000	585,109

Series 2007 P, Taxable RB, 9.00%, 05/15/18		695,000	626,362

Milwaukee (City of), Wisconsin Redevelopment Authority (Academy of Learning); Series 2007 B, Taxable RB, 7.56%, 08/01/16		330,000	302,933

Milwaukee (City of), Wisconsin Redevelopment Authority; Series 2007 C, Taxable RB, 7.56%, 08/01/13		420,000	405,061

Total Municipal Obligations (Cost $2,139,862)			1,919,465

Non-U.S. Dollar Denominated Bonds & Notes–0.08%
Luxembourg–0.08%
Hellas Telecommunications, Sr. Sec. Gtd. Floating Rate Bonds, 4.68%, 10/15/12 (Cost $283,794)(b)(d)	EUR	250,000	262,127

	Shares
Common Stocks & Other Equity Interests–0.01%
Broadcasting–0.01%
Adelphia Communications Corp., Sr. Notes, 10.88%, 10/01/10(i)		—	13,275

Adelphia Recovery Trust–Series ACC-1(i)		859,558	22,348

Total Common Stocks & Other Equity Interests (Cost $218,117)			35,623

TOTAL INVESTMENTS–100.17% (Cost $309,087,477)			324,632,819

OTHER ASSETS LESS LIABILITIES–(0.17)%			(554,527)

NET ASSETS–100.00%			$324,078,292

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
Disc.	– Discounted
Gtd.	– Guaranteed
Jr.	– Junior
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $75,354,219, which represented 23.25% of the Fund’s Net Assets.
(c)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(e)	Perpetual bond with no specified maturity date.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2010 represented less than 0.01% of the Fund’s Net Assets.
(g)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(i)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM Income Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $309,087,477)	$324,632,819

Foreign currencies, at value (Cost $15,526)	14,262

Receivables for:
Investments sold	3,741,563

Variation margin	20,921

Fund shares sold	754,192

Interest	4,342,205

Principal paydowns	401

Investment for trustee deferred compensation and retirement plans	98,325

Other assets	37,161

Total assets	333,641,849

Liabilities:
Payables for:
Investments purchased	4,377,321

Fund shares reacquired	1,823,701

Amount due custodian	2,673,655

Dividends	229,004

Accrued fees to affiliates	208,568

Accrued other operating expenses	80,626

Trustee deferred compensation and retirement plans	170,682

Total liabilities	9,563,557

Net assets applicable to shares outstanding	$324,078,292

Net assets consist of:
Shares of beneficial interest	$530,461,841

Undistributed net investment income	(59,998)

Undistributed net realized gain (loss)	(221,854,640)

Unrealized appreciation	15,531,089

$324,078,292

Net Assets:
Class A	$207,157,984

Class B	$22,991,661

Class C	$19,441,676

Class R	$4,035,877

Class Y	$1,166,891

Investor Class	$57,599,242

Institutional Class	$11,684,961

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	42,514,494

Class B	4,713,626

Class C	3,998,571

Class R	829,482

Class Y	239,257

Investor Class	11,800,744

Institutional Class	2,396,517

Class A:
Net asset value per share	$4.87

Maximum offering price per share
(Net asset value of $4.87 divided by 95.25%)	$5.11

Class B:
Net asset value and offering price per share	$4.88

Class C:
Net asset value and offering price per share	$4.86

Class R:
Net asset value and offering price per share	$4.87

Class Y:
Net asset value and offering price per share	$4.88

Investor Class:
Net asset value and offering price per share	$4.88

Institutional Class:
Net asset value and offering price per share	$4.88

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM Income Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months ended	Year ended
	February 28, 2010	July 31, 2009

Investment income:
Interest	$11,717,602	$24,094,481

Dividends	46,130	1,571,428

Dividends from affiliated money market funds	9,253	171,535

Total investment income	11,772,985	25,837,444

Expenses:
Advisory fees	886,538	1,548,508

Administrative services fees	79,146	135,731

Custodian fees	10,606	11,551

Distribution fees:
Class A	300,539	519,728

Class B	147,016	344,775

Class C	109,558	175,539

Class R	11,150	20,196

Investor Class	77,853	151,679

Transfer agent fees — A, B, C, R, Y and Investor	502,488	1,033,998

Transfer agent fees — Institutional	96	1,840

Trustees’ and officers’ fees and benefits	17,566	30,736

Other	134,812	354,846

Total expenses	2,277,368	4,329,127

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(17,370)	(33,133)

Net expenses	2,259,998	4,295,994

Net investment income	9,512,987	21,541,450

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,228,049)	(93,036,692)

Foreign currencies	(6,229)	—

Futures contracts	576,877	1,381,472

Swap agreements	8,419	(25,755,432)

	(648,982)	(117,410,652)

Change in net unrealized appreciation (depreciation) of:
Investment securities	16,962,949	45,944,859

Foreign currencies	(1,305)	30

Futures contracts	(25,188)	(939,703)

Swap agreements	—	11,876,315

	16,936,456	56,881,501

Net realized and unrealized gain (loss)	16,287,474	(60,529,151)

Net increase (decrease) in net assets resulting from operations	$25,800,461	$(38,987,701)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM Income Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and 2008

	Seven months
	ended	Year ended	Year ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$9,512,987	$21,541,450	$28,311,223

Net realized gain (loss)	(648,982)	(117,410,652)	2,912,875

Change in net unrealized appreciation (depreciation)	16,936,456	56,881,501	(45,469,290)

Net increase (decrease) in net assets resulting from operations	25,800,461	(38,987,701)	(14,245,192)

Distributions to shareholders from net investment income:
Class A	(6,110,967)	(17,906,176)	(18,484,934)

Class B	(639,330)	(2,785,614)	(3,582,451)

Class C	(474,872)	(1,358,351)	(1,356,142)

Class R	(107,858)	(337,334)	(304,296)

Class Y	(35,939)	(53,182)	—

Investor Class	(1,740,703)	(5,229,147)	(5,481,049)

Institutional Class	(538,374)	(986,013)	(647,074)

Total distributions from net investment income	(9,648,043)	(28,655,817)	(29,855,946)

Share transactions-net:
Class A	(7,029,511)	(11,109,037)	(36,332,694)

Class B	(4,758,821)	(15,745,467)	(22,188,141)

Class C	143,500	827,220	(3,699,044)

Class R	(194,036)	(27,280)	709,920

Class Y	(19,768)	1,160,682	—

Investor Class	(3,465,053)	(5,038,998)	(11,883,809)

Institutional Class	(7,596,381)	10,339,740	626,923

Net increase (decrease) in net assets resulting from share transactions	(22,920,070)	(19,593,140)	(72,766,845)

Net increase (decrease) in net assets	(6,767,652)	(87,236,658)	(116,867,983)

Net assets:
Beginning of year	330,845,944	418,082,602	534,950,585

End of year (includes undistributed net investment income of $(59,998), $(175,289) and $1,018,637, respectively)	$324,078,292	$330,845,944	$418,082,602

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Income Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are

19        AIM Income Fund

subject to a CDSC. Effective April 1, 2010, Class R shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

20        AIM Income Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month

21        AIM Income Fund

or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.

22        AIM Income Fund

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
N.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Adviser waived advisory fees of $10,539 and $17,137, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $396 and $1,288, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class

23        AIM Income Fund

shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $15,806 in front-end sales commissions from the sale of Class A shares and $0, $23,562, $1,071 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $28,777 in front-end sales commissions from the sale of Class A shares and $0, $65,453, $2,025 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$22,348	$13,275	$—	$35,623

U.S. Treasury Securities	—	18,478,051	—	18,478,051

U.S. Government Sponsored Securities	—	8,959,684	—	8,959,684

Corporate Debt Securities	—	286,471,451	—	286,471,451

Asset-Backed Securities	—	8,506,418	—	8,506,418

Municipal Obligations	—	1,919,465	—	1,919,465

Foreign Government Debt Securities	—	262,127	—	262,127

	$22,348	$324,610,471	$—	$324,632,819

Other Investments*	(12,953)	—	—	(12,953)

Total Investments	$9,395	$324,610,471	$—	$324,619,866

*	Other Investments include futures, which are included at unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented new required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

24        AIM Income Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$383,435	$(396,388)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Instruments for the seven months ended February 28, 2010

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on
	Statement of Operations
	Futures*	Swap Agreements

Realized Gain
Credit risk	$—	$8,419

Interest rate risk	576,877	—

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(25,188)	—

Total	$551,689	$8,419

*	The average value of futures contracts, during the period was $42,254,949.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Ultra Treasury Long Bonds	27	June-2010/Long	$3,322,687	$85,161

U.S. Treasury 5 Year Notes	244	June-2010/Long	28,288,750	125,288

U.S. Treasury 2 Year Notes	141	June-2010/Long	30,658,688	94,431

U.S. Treasury Long Bonds	38	June-2010/Long	4,472,125	26,043

Subtotal			$66,742,250	$330,923

U.S. Treasury 10 Year Notes	335	March-2010/Short	(39,833,594)	(343,876)

Total			$26,908,656	$(12,953)

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period August 1, 2009 through February 28, 2010, the Fund did not engage in security purchases or sales. For the year ended July 31, 2009, the Fund engaged in securities purchases of $4,613,109.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $6,435 and $14,708, respectively.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits.

25        AIM Income Fund

Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund. During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,349 and $4,056, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended
July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$9,648,043	$28,655,817	$29,855,946

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$569,016

Net unrealized appreciation — investments	15,086,308

Net unrealized appreciation (depreciation) — other investments	(1,300)

Temporary book/tax differences	(169,862)

Post-October deferrals	(117)

Capital loss carryforward	(221,867,594)

Shares of beneficial interest	530,461,841

Total net assets	$324,078,292

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to bond premium amortization.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $221,867,594 of capital loss carryforward in the fiscal year ending February 28, 2011.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	67,966,234

February 28, 2013	1,850,846

February 28, 2014	5,758,047

February 28, 2015	8,358,283

February 28, 2016	10,441,748

February 28, 2017	34,277,157

February 28, 2018	93,215,279

Total capital loss carryforward	$221,867,594

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

26        AIM Income Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $259,181,717 and $270,044,005, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$18,585,958

Aggregate unrealized (depreciation) of investment securities	(3,499,650)

Net unrealized appreciation of investment securities	$15,086,308

Cost of investments for tax purposes is $309,546,511.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2010, undistributed net investment income was increased by $250,347, undistributed net realized gain (loss) was increased by $96,685,325 and shares of beneficial interest decreased by $96,935,672. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	Seven months ended		Year ended		Year ended
	February 28, 2010(a)		July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	2,650,504	$12,701,523	5,382,786	$24,834,396	5,516,082	$32,716,943

Class B	606,651	2,909,516	1,049,114	4,851,880	1,700,061	10,009,879

Class C	677,680	3,251,728	1,283,007	5,801,975	842,005	4,964,123

Class R	117,550	564,337	265,814	1,226,110	323,024	1,899,526

Class Y(b)	4,474	21,695	263,582	1,254,088	—	—

Investor Class	719,833	3,455,379	1,979,092	9,238,812	1,501,335	8,884,151

Institutional Class	102,590	491,256	2,604,110	11,576,980	325,482	1,935,047

Issued as reinvestment of dividends:
Class A	997,889	4,808,666	2,950,967	13,675,068	2,416,330	14,095,289

Class B	113,791	548,490	473,245	2,205,402	477,491	2,792,860

Class C	83,702	402,332	245,066	1,132,399	188,244	1,094,712

Class R	22,231	106,836	71,686	332,631	50,997	296,295

Class Y	7,000	33,715	10,913	48,846	—	—

Investor Class	313,626	1,512,801	977,847	4,545,855	823,435	4,813,923

Institutional Class	111,833	538,374	215,450	986,013	110,779	646,399

Automatic conversion of Class B shares to Class A shares:
Class A	912,240	4,387,205	2,159,016	10,017,330	2,383,821	13,956,587

Class B	(911,106)	(4,387,205)	(2,155,806)	(10,017,330)	(2,381,303)	(13,956,587)

Reacquired:
Class A(b)	(6,034,906)	(28,926,905)	(12,784,280)	(59,635,831)	(16,474,775)	(97,101,513)

Class B	(796,845)	(3,829,622)	(2,719,972)	(12,785,419)	(3,560,869)	(21,034,293)

Class C	(732,525)	(3,510,560)	(1,297,579)	(6,107,154)	(1,664,063)	(9,757,879)

Class R	(183,391)	(865,209)	(344,037)	(1,586,021)	(254,567)	(1,485,901)

Class Y	(15,555)	(75,178)	(31,157)	(142,252)	—	—

Investor Class(b)	(1,750,412)	(8,433,233)	(4,009,330)	(18,823,665)	(4,339,464)	(25,581,883)

Institutional Class	(1,783,172)	(8,626,011)	(470,863)	(2,223,253)	(333,610)	(1,954,523)

Net increase (decrease) in share activity	(4,766,318)	$(22,920,070)	(3,881,329)	$(19,593,140)	(12,349,565)	$(72,766,845)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate own 7% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party

27        AIM Income Fund

record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	158,317	$790,002

Class A	(147,717)	(737,106)

Investor Class	(10,579)	(52,896)

NOTE 13—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

28        AIM Income Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset		securities		Dividends				net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Seven months ended 02/28/10	$4.64	$0.14	$0.23	$0.37	$(0.14)	$4.87	8.08%	$207,158	1.10	%(d)	1.11	%(d)	5.01	%(d)	85%
Year ended 07/31/09	5.56	0.30	(0.82)	(0.52)	(0.40)	4.64	(9.05)	204,169	1.18		1.19		6.48		135
Year ended 07/31/08	6.11	0.36	(0.53)	(0.17)	(0.38)	5.56	(2.91)	257,418	1.09		1.09		6.07		51
Year ended 07/31/07	6.18	0.34	(0.05)	0.29	(0.36)	6.11	4.71	320,513	1.06		1.06		5.42		85
Year ended 07/31/06	6.52	0.31	(0.25)	0.06	(0.40)	6.18	0.99	327,301	1.05		1.05		4.87		83
Year ended 07/31/05	6.54	0.28	0.12	0.40	(0.42)	6.52	6.27	356,661	1.01		1.02		4.27		85

Class B
Seven months ended 02/28/10	4.65	0.12	0.23	0.35	(0.12)	4.88	7.61	22,992	1.85	(d)	1.86	(d)	4.26	(d)	85
Year ended 07/31/09	5.57	0.27	(0.82)	(0.55)	(0.37)	4.65	(9.71)	26,491	1.93		1.94		5.73		135
Year ended 07/31/08	6.12	0.31	(0.52)	(0.21)	(0.34)	5.57	(3.62)	50,421	1.84		1.84		5.32		51
Year ended 07/31/07	6.19	0.29	(0.05)	0.24	(0.31)	6.12	3.93	78,442	1.81		1.81		4.67		85
Year ended 07/31/06	6.52	0.26	(0.24)	0.02	(0.35)	6.19	0.39	114,200	1.80		1.80		4.12		83
Year ended 07/31/05	6.55	0.23	0.11	0.34	(0.37)	6.52	5.32	156,363	1.76		1.77		3.52		85

Class C
Seven months ended 02/28/10	4.63	0.12	0.23	0.35	(0.12)	4.86	7.63	19,442	1.85	(d)	1.86	(d)	4.26	(d)	85
Year ended 07/31/09	5.55	0.27	(0.83)	(0.56)	(0.36)	4.63	(9.77)	18,386	1.93		1.94		5.73		135
Year ended 07/31/08	6.10	0.31	(0.53)	(0.22)	(0.33)	5.55	(3.65)	20,753	1.84		1.84		5.32		51
Year ended 07/31/07	6.17	0.29	(0.05)	0.24	(0.31)	6.10	3.93	26,673	1.81		1.81		4.67		85
Year ended 07/31/06	6.50	0.26	(0.24)	0.02	(0.35)	6.17	0.39	29,236	1.80		1.80		4.12		83
Year ended 07/31/05	6.53	0.23	0.11	0.34	(0.37)	6.50	5.34	32,305	1.76		1.77		3.52		85

Class R
Seven months ended 02/28/10	4.63	0.13	0.24	0.37	(0.13)	4.87	8.16	4,036	1.35	(d)	1.36	(d)	4.76	(d)	85
Year ended 07/31/09	5.56	0.29	(0.83)	(0.54)	(0.39)	4.63	(9.47)	4,046	1.43		1.44		6.23		135
Year ended 07/31/08	6.10	0.34	(0.52)	(0.18)	(0.36)	5.56	(2.99)	4,887	1.34		1.34		5.82		51
Year ended 07/31/07	6.18	0.32	(0.06)	0.26	(0.34)	6.10	4.27	4,640	1.31		1.31		5.17		85
Year ended 07/31/06	6.51	0.29	(0.24)	0.05	(0.38)	6.18	0.88	3,953	1.30		1.30		4.62		83
Year ended 07/31/05	6.53	0.26	0.12	0.38	(0.40)	6.51	5.99	2,371	1.26		1.27		4.02		85

Class Y
Seven months ended 02/28/10	4.65	0.15	0.23	0.38	(0.15)	4.88	8.22	1,167	0.85	(d)	0.86	(d)	5.26	(d)	85
Year ended 07/31/09(e)	4.99	0.25	(0.28)	(0.03)	(0.31)	4.65	(0.18)	1,130	0.94	(f)	0.95	(f)	6.72	(f)	135

Investor Class
Seven months ended 02/28/10	4.65	0.14	0.23	0.37	(0.14)	4.88	8.07	57,599	1.08	(d)	1.09	(d)	5.03	(d)	85
Year ended 07/31/09	5.57	0.30	(0.82)	(0.52)	(0.40)	4.65	(9.01)	58,193	1.18		1.19		6.48		135
Year ended 07/31/08	6.12	0.36	(0.53)	(0.17)	(0.38)	5.57	(2.89)	75,601	1.09		1.09		6.07		51
Year ended 07/31/07	6.19	0.34	(0.05)	0.29	(0.36)	6.12	4.71	95,418	1.06		1.06		5.42		85
Year ended 07/31/06	6.53	0.31	(0.25)	0.06	(0.40)	6.19	0.98	107,044	1.05		1.05		4.87		83
Year ended 07/31/05	6.55	0.28	0.12	0.40	(0.42)	6.53	6.26	130,845	1.01		1.02		4.27		85

Institutional Class
Seven months ended 02/28/10	4.65	0.15	0.24	0.39	(0.16)	4.88	8.40	11,685	0.58	(d)	0.59	(d)	5.53	(d)	85
Year ended 07/31/09	5.57	0.32	(0.81)	(0.49)	(0.43)	4.65	(8.51)	18,430	0.63		0.64		7.03		135
Year ended 07/31/08	6.12	0.39	(0.53)	(0.14)	(0.41)	5.57	(2.42)	9,003	0.60		0.60		6.56		51
Year ended 07/31/07	6.19	0.37	(0.05)	0.32	(0.39)	6.12	5.21	9,265	0.55		0.55		5.92		85
Year ended 07/31/06(e)	6.39	0.25	(0.12)	0.13	(0.33)	6.19	2.05	1,689	0.63	(f)	0.63	(f)	5.29	(f)	83

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $206,975, $25,312, $18,863, $3,840, $1,161, $58,976 and $16,461 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008 and October 25, 2005 for Class Y and Institutional Class shares, respectively.
(f)	Annualized.

29        AIM Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

30        AIM Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,062.20	$5.62	$1,019.34	$5.51	1.10%

B	1,000.00	1,058.20	9.44	1,015.62	9.25	1.85

C	1,000.00	1,058.30	9.44	1,015.62	9.25	1.85

R	1,000.00	1,058.70	6.89	1,018.10	6.76	1.35

Y	1,000.00	1,063.40	4.35	1,020.58	4.26	0.85

Investor	1,000.00	1,062.10	5.47	1,019.49	5.36	1.07

Institutional	1,000.00	1,062.70	2.97	1,021.91	2.91	0.58

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

31        AIM Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0.01%
Corporate Dividends Received Deduction*	0.01%
U.S. Treasury Obligations*	4.99%

*	The above percentages are based on ordinary income dividends paid to shareholders during the seven months ended February 28, 2010.

32        AIM Income Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.

     If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

INC-AR-1	Invesco Aim Distributors, Inc.

AIM Limited Maturity Treasury Fund
Annual Report to Shareholders       February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
18	Financial Highlights
19	Auditor’s Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy — reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards — and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information — like that available at our website — together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term — and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Limited Maturity Treasury Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees — Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting — whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Limited Maturity Treasury Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, all share classes of AIM Limited Maturity Treasury Fund, at net asset value (NAV), lagged the Fund’s broad market and style-specific indexes. The Fund’s underperformance of the Barclays Capital U.S. Aggregate Index and the Barclays Capital 1-2 Year U.S. Government Bond Index can be mainly attributed to our requirement to invest only in short-term U.S. Treasury securities, which underperformed other fixed income asset classes, including short-term U.S. agency bonds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	0.76%

Class A2 Shares*	0.82

Class Y Shares	0.90

Institutional Class Shares	0.97

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.26

Barclays Capital 1-2 Year U.S. Government Bond Index▼ (Style-Specific Index)	1.28

Lipper Short U.S. Treasury Funds Category Average▼ (Peer Group)	1.52

▼	Lipper Inc.
*	On February 1, 2010, the Fund’s former Class A shares were renamed Class A2 shares, and the Fund’s former Class A3 shares were renamed Class A shares. Please see the prospectus for more information.

How we invest
The Fund invests principally in short-term U.S. Treasury notes with remaining maturities of five years or less at the time of purchase and seeks to maintain a weighted average maturity of three years or less. The Fund may also maintain a portion of its assets in cash and cash equivalents to handle daily cash needs or to assume a temporary defensive position during adverse market conditions. We construct the portfolio using a top-down investment approach that involves an evaluation of the overall economic environment and its potential impact on both short-term and long-term interest rates. We then select individual

Portfolio Composition
By U.S. Treasury Notes

Maturity	Interest	% of Total
Date	Rate	Net Assets

1/31/11	0.88%	15.7%

2/28/11	0.88	8.7

3/31/11	0.88	8.7

4/30/11	0.88	8.7

5/31/11	0.88	8.7

6/30/11	1.13	8.7

7/31/11	1.00	8.4

8/31/11	1.00	8.3

9/30/11	1.00	6.0

10/31/11	1.00	7.6

12/31/11	1.00	7.6

1/31/12	0.88	2.4

Other Assets Less Liabilities		0.5

securities after performing a risk/reward analysis based on their interest rate outlook. We attempt to select securities that provide predictable limits on the Fund’s volatility, while maximizing total return.
     The Fund sells holdings in the portfolio for any of the following reasons:
■	When a change in the economic or interest rate outlook indicates assets should be reallocated.

■	When owning another security would provide a better risk/return profile, or to maintain a monthly buy-sell process designed to manage its risk/return profile.

■	To meet shareholder redemptions.

Total Net Assets	$212.8 million

Total Number of Holdings	12
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad-based economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to a growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth had also begun to rebound, but some sovereign risks, such as the one involving Greece’s debt problems, and persistent private sector concerns, such as those involving the investment company Dubai World, remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy through the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative easing, ending the purchase of U.S. Treasuries, and extending the period over which it would buy agency mortgage backed securities and agency debentures. In doing so, the Fed worked to promote economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.
     For the period, Treasury yields increased for securities with longer maturities (30 years), as the U.S. economy showed signs of recovery which reduced the “fear”-driven trades.2 Additionally, the Treasury was actively trying to extend the term of the Treasury debt maturities. At the same time, yields of Treasuries with maturities of five years and shorter fell as demand and monetary policy favored securities in this category.2 The result was a steeper yield curve, with longer maturity

4	AIM Limited Maturity Treasury Fund

securities underperforming their shorter maturity counterparts due mainly to concerns about inflation and the market’s ability to absorb increased Treasury issuance.2 Credit spreads, the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk, narrowed as investors’ growing appetite for risk benefited valuations of non-government bonds.2
     In managing first for safety of principal, the Fund seeks to minimize fluctuations in its share price, or net asset value (NAV) per share. Over the period, the month-end NAV for the Fund’s Class A shares varied within a range of $10.46 – $10.52, a difference of approximately 0.6%.
     Throughout the period, the Fund remained mostly invested in two-year Treasury notes. As prices for similar U.S. Treasury securities increased, so did the NAV of the Fund’s Class A shares, ultimately increasing from $10.46 at the beginning of the period to $10.52 at the end of February 2010.
     The Fund generally seeks to preserve principal and provide liquidity by focusing on managing undue risk. One of the Fund’s risk management strategies is to minimize interest rate risk exposure by maintaining a short duration portfolio. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The Fund has begun to use Treasury futures to help provide flexibility to be able to move duration and yield curve positions modestly.
     The Barclays Capital U.S. Aggregate Index, the Fund’s broad based market index, represents all major sectors and maturities of the U.S. investment grade bond market. The index is dominated by bonds with maturities of three years or longer and the credit sensitive areas of the bond market, such as investment grade corporate bonds and mortgage backed securities (MBS). The inability of the portfolio to invest in commercial MBS, other credit sensitive sectors within the index and Treasury securities with maturities of more than five years were the primary detractors from performance relative to this broad market benchmark.
     Relative to its style-specific benchmark, the Barclays Capital 1-2 Year U.S. Government Bond Index, the Fund’s inability to own U.S. agency securities was the biggest detractor from performance. The index includes U.S. agency securities, which witnessed strong appreciation during the recent rally in the credit markets.
     Thank you for your investment in AIM Limited Maturity Treasury Fund.
1 U.S. Federal Reserve
2 Bloomberg L.P.; Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
D. Scott Case
Chartered Financial Analyst, portfolio manager, is manager of AIM Limited Maturity Treasury Fund. He joined Invesco in 1997. Mr. Case earned a B.S. in finance and economics from Miami University and an M.B.A. from the University of Louisville.
Brian Schneider
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Limited Maturity Treasury Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A., both from Bellarmine College.

5	AIM Limited Maturity Treasury Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 6/30/87, Fund data from 7/13/87
1 Lipper Inc.
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Index data from 11/30/87, Fund data from 12/15/87
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
      The performance data shown in the first chart above is that of the Fund’s Institutional class shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Institutional Class shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
      The performance data shown in the second chart above is that of the Fund’s Class A2 shares. The performance of the
Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A2 shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
      Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	AIM Limited Maturity Treasury Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares*

10 Years	3.28%

5 Years	2.78

1 Year	–1.46

Class A2 Shares*

Inception (12/15/87)	5.00%

10 Years	3.59

5 Years	3.21

1 Year	0.04

Class Y Shares

10 Years	3.71%

5 Years	3.45

1 Year	1.33

Institutional Class Shares

Inception (7/13/87)	5.30%

10 Years	3.95

5 Years	3.72

1 Year	1.45

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares*

10 Years	3.54%

5 Years	3.16

1 Year	0.07

Class A2 Shares*

Inception (12/15/87)	5.02%

10 Years	3.59

5 Years	3.05

1 Year	–0.87

Class Y Shares

10 Years	3.71%

5 Years	3.29

1 Year	0.31

Institutional Class Shares

Inception (7/13/87)	5.31%

10 Years	3.97

5 Years	3.56

1 Year	0.43

*	On February 1, 2010, the Fund’s former Class A shares were renamed Class A2 shares, and the Fund’s former Class A3 shares were renamed Class A shares. Please see the prospectus for more information.

Class A shares incepted on October 31, 2002. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class A shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements.
      Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 shares performance reflects any applicable fee waivers or expense reimbursements.
      The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Institutional Class shares was 0.72%, 0.62%, 0.47% and 0.35%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
      The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
      Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
      Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

7	AIM Limited Maturity Treasury Fund

AIM Limited Maturity Treasury Fund’s investment objective is liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.
■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital 1-2 Year U.S. Government Bond Index is an unmanaged index considered representative of the U.S. Treasury and U.S. government agency issues with maturities of one to two years.

■	The Lipper Short U.S. Treasury Funds Category Average represents an average of all of the funds in the Lipper Short U.S. Treasury Funds category.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LMTAX
Class A2 Shares	SHTIX
Class Y Shares	LMTYX
Institutional Shares	ALMIX

8	AIM Limited Maturity Treasury Fund

Schedule of Investments

February 28, 2010

	Maturity	Principal
	Date	Amount	Value

U.S. Treasury Securities–99.53%
0.88%	01/31/11	$33,300,000	$33,462,598

0.88%	02/28/11	18,400,000	18,493,437

0.88%	03/31/11	18,500,000	18,599,727

0.88%	04/30/11	18,500,000	18,602,617

0.88%(a)	05/31/11	18,500,000	18,605,508

1.13%	06/30/11	18,300,000	18,464,414

1.00%	07/31/11	17,700,000	17,825,836

1.00%	08/31/11	17,600,000	17,719,625

1.00%	09/30/11	12,600,000	12,681,703

1.00%	10/31/11	16,100,000	16,201,883

1.00%	12/31/11	16,100,000	16,181,758

0.88%	01/31/12	5,000,000	5,010,547

TOTAL INVESTMENTS–99.53% (Cost $210,699,370)			211,849,653

OTHER ASSETS LESS LIABILITIES–0.47%			992,789

NET ASSETS–100.00%			$212,842,442

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Limited Maturity Treasury Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $210,699,370)	$211,849,653

Cash	6,931

Receivables for:
Variation margin	3,800

Fund shares sold	1,262,192

Interest	539,853

Investment for trustee deferred compensation and retirement plans	43,111

Other assets	25,797

Total assets	213,731,337

Liabilities:
Payables for:
Fund shares reacquired	664,518

Dividends	4,983

Accrued fees to affiliates	79,882

Accrued other operating expenses	52,511

Trustee deferred compensation and retirement plans	87,001

Total liabilities	888,895

Net assets applicable to shares outstanding	$212,842,442

Net assets consist of:
Shares of beneficial interest	$211,930,123

Undistributed net investment income	(579)

Undistributed net realized gain (loss)	(258,071)

Unrealized appreciation	1,170,969

$212,842,442

Net Assets:
Class A	$88,726,198

Class A2	$86,018,986

Class Y	$9,410,211

Institutional Class	$28,687,047

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	8,434,034

Class A2	8,175,030

Class Y	894,507

Institutional Class	2,724,510

Class A
Net asset value and offering price per share	$10.52

Maximum offering price per share
(Net asset value of $10.52 divided by 97.50%)	$10.79

Class A2
Net asset value per share	$10.52

Maximum offering price per share
(Net asset value of $10.52 divided by 99.00%)	$10.63

Class Y:
Net asset value and offering price per share	$10.52

Institutional Class:
Net asset value and offering price per share	$10.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Limited Maturity Treasury Fund

Statement of Operations

For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

	Seven Months
	Ended	Year Ended
	February 28,	July 31,
	2010	2009

Investment income:
Interest	$1,356,301	$4,526,733

Expenses:
Advisory fees	256,323	481,945

Administrative services fees	46,902	83,615

Custodian fees	7,160	10,050

Distribution fees:
Class A	139,838	275,818

Class A2	78,636	156,197

Transfer agent fees — A, A2 and Y	182,600	343,656

Transfer agent fees — Institutional	6,778	8,899

Trustees’ and officers’ fees and benefits	13,958	26,009

Other	100,130	147,749

Total expenses	832,325	1,533,938

Less: Expenses reimbursed and expense offset arrangement(s)	(1,905)	(3,344)

Net expenses	830,420	1,530,594

Net investment income	525,881	2,996,139

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	982,838	4,180,385

Futures contracts	53,415	—

	1,036,253	4,180,385

Change in net unrealized appreciation (depreciation) of:
Investment securities	135,495	(135,870)

Futures contracts	20,686	—

	156,181	(135,870)

Net realized and unrealized gain	1,192,434	4,044,515

Net increase in net assets resulting from operations	$1,718,315	$7,040,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Limited Maturity Treasury Fund

Statement of Changes in Net Assets

For the period August 1, 2009 to February 28, 2010 and the years ended July 31, 2009 and 2008

	Seven Months
	Ended	Year Ended	Year Ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$525,881	$2,996,139	$6,424,850

Net realized gain	1,036,253	4,180,385	3,610,710

Change in net unrealized appreciation (depreciation)	156,181	(135,870)	913,945

Net increase in net assets resulting from operations	1,718,315	7,040,654	10,949,505

Distributions to shareholders from net investment income:
Class A	(178,482)	(1,247,996)	(1,652,030)

Class A2	(218,949)	(1,363,682)	(4,241,157)

Class Y	(23,926)	(66,100)	—

Institutional Class	(102,315)	(320,553)	(531,661)

Total distributions from net investment income	(523,672)	(2,998,331)	(6,424,848)

Share transactions–net:
Class A	(15,286,785)	11,865,416	62,758,283

Class A2	(8,261,724)	(22,670,227)	(30,884,179)

Class Y	4,115,601	5,213,458	—

Institutional Class	7,071,918	3,103,587	5,457,024

Net increase (decrease) in net assets resulting from share transactions	(12,360,990)	(2,487,766)	37,331,128

Net increase (decrease) in net assets	(11,166,347)	1,554,557	41,855,785

Net assets:
Beginning of year	224,008,789	222,454,232	180,598,447

End of year (includes undistributed net investment income of $(579), $(2,788) and $(5,141), respectively)	$212,842,442	$224,008,789	$222,454,232

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Limited Maturity Treasury Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is liquidity with minimum fluctuation of principal value, and, consistent with this objective, the highest total return achievable.
  The Fund currently consists of four different classes of shares: Class A (formerly known as Class A3), Class A2 (formerly known as Class A), Class Y and Institutional Class. As of the close of business on October 30, 2002, Class A2 shares are closed to new investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Class Y and Institutional Class shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

12        AIM Limited Maturity Treasury Fund

Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the

13        AIM Limited Maturity Treasury Fund

contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.20%

Over $500 million	0.175%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $108 and $341, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agency fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class A2, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 0.15% of the average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and contingent deferred sales charges (“CDSC”) (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $1,463 and $752 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $2,186 in front-end sales commissions from the sale of Class A shares and $3,674 from Class A2 shares for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.

14        AIM Limited Maturity Treasury Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

U.S. Treasury Securities	$—	$211,849,653	$—	$211,849,653

Other Investments*	20,686	—	—	20,686

Total Investments	$20,686	$211,849,653	$—	$211,870,339

*	Other Investments include futures which are included at unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$20,686	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the seven months ended February 28, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$53,415

Change in Unrealized Appreciation
Interest rate risk	$20,686

Total	$74,101

*	The average value of futures outstanding during the period was $3,171,027.

Open Futures Contracts
	Number of	Month/		Unrealized
Contract	Contracts	Commitment	Value	Appreciation

U.S. Treasury 2 Year Notes	66	June-2010/Long	$14,350,875	$20,686

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,797 and $3,003, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to

15        AIM Limited Maturity Treasury Fund

Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,258 and $3,743, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$523,672	$2,998,331	$6,424,848

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$90,496

Net unrealized appreciation — investments	1,124,471

Temporary book/tax differences	(91,075)

Capital loss carryforward	(211,573)

Shares of beneficial interest	211,930,123

Total net assets	$212,842,442

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $1,052,900 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2015	$211,573

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

16        AIM Limited Maturity Treasury Fund

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $142,467,530 and $155,428,921, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
2010

Aggregate unrealized appreciation of investment securities	$1,124,471

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$1,124,471

Cost of investments for tax purposes is $210,725,182.

NOTE 10—Share Information

	Summary of Share Activity

	Seven months ended		Year ended		Year ended
	February 28, 2010(a)(b)		July 31, 2009(b)		July 31, 2008(b)
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	3,064,064	$32,172,856	16,127,911	$168,243,643	8,506,899	$87,066,227

Class A2	276,040	2,904,847	922,716	9,642,872	1,286,351	13,181,488

Class Y(c)	489,592	5,123,506	1,494,241	15,623,237	—	—

Institutional Class	1,029,708	10,822,987	1,276,076	13,352,584	1,312,346	13,465,832

Issued as reinvestment of dividends:
Class A	15,837	166,292	108,820	1,135,946	148,355	1,522,955

Class A2	18,097	190,039	115,877	1,207,517	364,238	3,726,164

Class Y	1,355	14,229	3,693	38,675	—	—

Institutional Class	9,200	96,716	28,735	300,059	49,323	505,716

Reacquired:
Class A(c)	(4,537,527)	(47,625,933)	(15,115,014)	(157,514,173)	(2,520,889)	(25,830,899)

Class A2(c)	(1,081,531)	(11,356,610)	(3,209,139)	(33,520,616)	(4,656,768)	(47,791,831)

Class Y	(97,379)	(1,022,134)	(996,995)	(10,448,454)	—	—

Institutional Class	(366,294)	(3,847,785)	(1,009,045)	(10,549,056)	(834,375)	(8,514,524)

Net increase (decrease) in share activity	(1,178,838)	$(12,360,990)	(252,124)	$(2,487,766)	3,655,480	$37,331,128

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 20% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective February 1, 2010, the Fund’s former Class A and Class A3 shares were renamed Class A2 and Class A shares, respectively.
(c)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Class A2 into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	437,219	$4,542,706

Class A	(32,374)	(336,367)

Class A2	(404,845)	(4,206,339)

NOTE 11—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

17        AIM Limited Maturity Treasury Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Seven months ended 02/28/10	$10.46	$0.02	(c)	$0.06	$0.08	$(0.02)	$—	$(0.02)	$10.52	0.76%	$88,726	0.74	%(d)	0.74	%(d)	0.32	%(d)	65%
Year ended 07/31/09	10.27	0.12	(c)	0.19	0.31	(0.12)	—	(0.12)	10.46	3.06	103,492	0.72		0.72		1.16		157
Year ended 07/31/08	10.03	0.32	(c)	0.24	0.56	(0.32)	—	(0.32)	10.27	5.65	90,058	0.71		0.71		3.10		126
Year ended 07/31/07	10.00	0.40		0.03	0.43	(0.40)	—	(0.40)	10.03	4.37	26,431	0.77		0.77		3.98		107
Year ended 07/31/06	10.09	0.32		(0.09)	0.23	(0.32)	—	(0.32)	10.00	2.31	33,476	0.76		0.76		3.16		103
Year ended 07/31/05	10.25	0.18	(c)	(0.14)	0.04	(0.18)	(0.02)	(0.20)	10.09	0.39	40,524	0.79		0.80		1.77		142

Class A2
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	—	(0.03)	10.52	0.82	86,019	0.64	(d)	0.64	(d)	0.42	(d)	65
Year ended 07/31/09	10.27	0.13	(c)	0.19	0.32	(0.13)	—	(0.13)	10.46	3.16	93,789	0.62		0.62		1.26		157
Year ended 07/31/08	10.03	0.33	(c)	0.24	0.57	(0.33)	—	(0.33)	10.27	5.76	114,347	0.61		0.61		3.19		126
Year ended 07/31/07	10.00	0.41		0.03	0.44	(0.41)	—	(0.41)	10.03	4.47	141,832	0.67		0.67		4.08		107
Year ended 07/31/06	10.10	0.33		(0.10)	0.23	(0.33)	—	(0.33)	10.00	2.31	178,347	0.66		0.66		3.26		103
Year ended 07/31/05	10.25	0.20	(c)	(0.13)	0.07	(0.20)	(0.02)	(0.22)	10.10	0.68	241,553	0.60		0.61		1.96		142

Class Y
Seven months ended 02/28/10	10.46	0.03	(c)	0.06	0.09	(0.03)	—	(0.03)	10.52	0.90	9,410	0.49	(d)	0.49	(d)	0.57	(d)	65
Year ended 07/31/09(e)	10.39	0.12	(c)	0.06	0.18	(0.11)	—	(0.11)	10.46	1.71	5,240	0.47	(f)	0.47	(f)	1.41	(f)	157

Institutional Class
Seven months ended 02/28/10	10.47	0.04	(c)	0.06	0.10	(0.04)	—	(0.04)	10.53	0.97	28,687	0.38	(d)	0.38	(d)	0.68	(d)	65
Year ended 07/31/09	10.28	0.16	(c)	0.19	0.35	(0.16)	—	(0.16)	10.47	3.43	21,488	0.35		0.35		1.53		157
Year ended 07/31/08	10.04	0.35	(c)	0.24	0.59	(0.35)	—	(0.35)	10.28	6.02	18,049	0.36		0.36		3.45		126
Year ended 07/31/07	10.00	0.44		0.04	0.48	(0.44)	—	(0.44)	10.04	4.88	12,335	0.36		0.36		4.38		107
Year ended 07/31/06	10.10	0.36		(0.10)	0.26	(0.36)	—	(0.36)	10.00	2.63	14,389	0.35		0.35		3.57		103
Year ended 07/31/05	10.25	0.23	(c)	(0.13)	0.10	(0.23)	(0.02)	(0.25)	10.10	0.93	11,412	0.31		0.32		2.25		142

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $96,303, $90,259, $7,597 and $26,497 for Class A, Class A2, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 31, 2008.
(f)	Annualized.

18        AIM Limited Maturity Treasury Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Limited Maturity Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

19        AIM Limited Maturity Treasury Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,004.30	$3.68	$1,021.12	$3.71	0.74%

A2	1,000.00	1,004.80	3.18	1,021.62	3.21	0.64

Y	1,000.00	1,006.50	2.44	1,022.36	2.46	0.49

Institutional	1,000.00	1,006.10	1.84	1,022.96	1.86	0.37

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20        AIM Limited Maturity Treasury Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	100.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21        AIM Limited Maturity Treasury Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Aim Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Brooklyn, NY 11217-1431

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

LTD-AR-1	Invesco Aim Distributors, Inc.

AIM Money Market Fund

Annual Report to Shareholders	February 28, 2010

2	Letters to Shareholders
4	Management Discussion
5	Facts about your Fund
6	Supplemental Information
7	Schedule of Investments
13	Financial Statements
15	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Money Market Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Money Market Fund

Management’s Discussion of Fund Performance
This annual report on the performance of AIM Money Market Fund covers the seven months ended February 28, 2010.
     The seven-day SEC yields for your Fund’s various share classes appear nearby. As of February 28, 2010, the Fund had 110 holdings, its net assets totaled $1.1 billion and its weighted average maturity was 51 days.

How we invest
Your Fund invests only in high-quality U.S. dollar-denominated short-term fixed-income obligations. During the fiscal year, as always, your Fund focused on three objectives:
■	Safety of principal

■	Liquidity

■	The highest possible yield consistent with safety of principal

Market conditions affecting money market funds
For much of the period covered by this report, economic uncertainty caused investors to seek out relatively safe, liquid and short-term investments. Heightened demand for such investments caused their yields to decline from already low rates.
     Turmoil in the credit markets, sharp declines in stock markets around the world and uncertainty about the strength of the U.S. and global economies peaked in early 2009. By March 2009, however, the unprecedented, coordinated actions of governments and central banks around the world appeared to have averted catastrophe, and equity markets rebounded strongly. They continued to rise virtually uninterrupted for the remainder of 2009.
     Even after credit markets calmed somewhat and stock markets bottomed, many risk-averse investors continued to favor cash or cash equivalents – particularly U.S. Treasury securities.
     After four quarters of contraction, the U.S. economy began to expand in the third quarter of 2009. Gross domestic product, the broadest measure of overall economic activity, grew at an annualized rate of 2.2% in the third quarter of 2009, its strongest performance in two years, and at an even stronger 5.6% annualized rate in the fourth quarter.1
     In January 2010, the U.S. Federal Reserve (the Fed) cited several hopeful signs that economic activity was picking up. In its first monetary policy release of 2010, the Fed reported:2
■	Economic activity continued to strengthen, and deterioration in the labor market lessened.

■	Household spending expanded moderately but remained constrained by a weak labor market, modest income growth, lower housing wealth and tight credit.

■	Business spending on equipment and software appeared to be rising – but employers remained reluctant to expand their payrolls.
     Overall, the Fed said, “financial market conditions remain supportive of economic growth.”2
     Nonetheless, unemployment statistics cast a pall over data that suggested that the U.S. economy was improving. The nation’s unemployment rate rose sharply in 2009 and stood at 9.7% in February 2010.3 Employment insecurity caused many Americans to spend less and save more than in the recent past; one government survey estimated that Americans were saving more than four percent of their disposable personal income in the fourth quarter of 2009 – a high rate, by historical standards.1
     In recent months, yields on short-term Treasury bills generally declined while yields on long-term Treasury bonds generally rose. As of February 28, 2010, three-month Treasury bills yielded just 0.13% while 30-year Treasury bonds yielded 4.53%.4 Low yields on short-term Treasuries were due chiefly to the Fed’s stimulative monetary policies – as well as strong investor demand for relatively safe, liquid and short-term investments during a period of economic uncertainty. Because money market funds invest in such securities, the yield you earned on your investment in AIM Money Market Fund remained low throughout the period covered by this report.
     On a positive note, the yield curve was positive (meaning that short-term yields were lower than longer-term yields) at the close of the reporting period, having gradually steepened in recent months. (A yield curve is a graph that shows the yields of similarly rated fixed income investments according to their maturities.) While no one can predict the future performance of the economy, positive and steepening yield curves historically have signaled relative economic health and expansion.
     Thank you for investing with us.
1	Bureau of Economic Analysis

2	U.S. Federal Reserve

3	Bureau of Labor Statistics

4	Barclays Capital
Team managed by Invesco Advisers, Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

4	AIM Money Market Fund

Facts about your Fund

Portfolio Composition by Maturity
In days, as of 2/28/10

1-7	32.5%

8-30	26.2

31-90	19.8

91-180	14.0

181+	7.5
The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

AIM Money Market Fund 7-Day SEC Yields*

	As of 2/28/10	As of 7/31/09

AIM Cash Reserve Shares	0.02%	0.05%

Class B Shares	0.02	0.05

Class C Shares	0.02	0.05

Class R Shares	0.02	0.05

Class Y Shares	0.02	0.05

Investor Class Shares	0.02	0.05

*	Had fees not been waived, seven-day SEC yields for AIM Cash Reserve Shares and Class B, Class C, Class R, Class Y, and Investor Class shares would have been -0.52%, -1.27%, -1.27%, -0.77%, -0.37%, and -0.37%, respectively, as of February 28, 2010, and would have been -0.10%, -0.48%, -0.49%, -0.23%, 0.02%, and 0.03%, respectively, as of July 31, 2009.
Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invescoaim.com for the most recent month-end performance.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and is not a deposit or other obligation of, or guaranteed by, a depository institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5	AIM Money Market Fund

AIM Money Market Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.
■	If the seller of a repurchase agreement in which the Fund invests defaults on its obligation or declares bankruptcy, the Fund may experience delays in selling the securities underlying the repurchase agreement.

■	To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, a fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

AIM Cash Reserve Shares	AIMXX
Investor Class Shares	INAXX

6	AIM Money Market Fund

Schedule of Investments

February 28, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Commercial Paper–47.11%(a)
Asset-Backed Securities–Commercial Loans/Leases–4.43%
Atlantis One Funding Corp.(b)(c)	0.22%	06/16/10	$50,000	$49,968,049

Asset-Backed Securities–Consumer Receivables–2.21%
Amsterdam Funding Corp.(b)	0.16%	03/19/10	25,000	24,998,000

Asset-Backed Securities–Fully Supported Bank–4.78%
LMA Americas, LLC (CEP–Credit Agricole S.A.)(b)(c)	0.18%	04/23/10	24,000	23,993,640

Surrey Funding Corp. (CEP–Barclays Bank PLC)(b)(c)	0.19%	04/22/10	30,000	29,991,767

				53,985,407

Asset-Backed Securities–Multi-Purpose–13.04%
Atlantic Asset Securitization LLC(b)	0.18%	04/06/10	30,000	29,994,600

Atlantic Asset Securitization LLC(b)	0.18%	04/20/10	25,000	24,993,750

Mont Blanc Capital Corp.(b)(c)	0.17%	03/19/10	38,000	37,996,770

Regency Markets No. 1, LLC(b)(c)	0.18%	03/16/10	29,193	29,190,811

Regency Markets No. 1, LLC(b)(c)	0.18%	03/17/10	25,000	24,998,000

				147,173,931

Asset-Backed Securities–Securities–6.64%
Aspen Funding Corp.(b)	0.17%	03/24/10	54,000	53,994,135

Cancara Asset Securitisation Ltd./LLC(b)(c)	0.26%	03/10/10	21,000	20,998,635

				74,992,770

Consumer Finance–0.97%
American Honda Finance Corp.	0.11%	03/05/10	11,000	10,999,866

Diversified Banks–10.71%
Bank of America Corp.	0.12%	03/01/10	20,200	20,200,000

ING (US) Funding LLC(c)	0.16%	03/12/10	26,000	25,998,729

National Australia Funding Delaware Inc.(b)(c)	0.17%	04/19/10	30,009	30,002,056

Societe Generale North America, Inc.(c)	0.23%	05/25/10	31,000	30,983,165

UBS Finance (Delaware) Inc.(c)	0.14%	03/16/10	13,700	13,699,230

				120,883,180

Municipal Commercial Paper–1.41%
Bellingham (Port of), Washington Industrial Development Corp. (BP West Coast Products LLC); Series 2009, Environmental Facilities Industrial RB(c)	0.25%	06/01/10	4,500	4,500,000

Florida (State of) Municipal Power Agency (Initial Pooled Loan); Series 1995 A, Commercial Paper Notes (LOC–Wells Fargo Bank, N.A.)(d)	0.22%	04/05/10	1,854	1,854,000

University of Texas System Board of Regents; Series 2002 A, Revenue Financing System Commercial Paper Notes	0.22%	07/13/10	9,565	9,565,000

				15,919,000

Packaged Foods & Meats–2.21%
Nestle Capital Corp.(b)(c)	0.30%	10/04/10	25,000	24,954,792

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7        AIM Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Regional Banks–0.71%
Commonwealth Bank of Australia(b)	0.19%	05/04/10	$8,000	$7,997,298

Total Commercial Paper (Cost $531,872,293)				531,872,293

Certificates of Deposit–18.95%
Banco Bilbao Vizcaya Argentaria, S.A. (United Kingdom)(c)	0.31%	07/06/10	40,000	40,001,409

BNP Paribas	0.28%	06/14/10	40,000	40,000,000

Credit Agricole Corporate & Investment Bank	0.17%	03/01/10	8,200	8,200,000

Credit Agricole Corporate & Investment Bank	0.70%	09/10/10	24,000	24,000,000

Lloyds TSB Bank PLC	0.17%	03/08/10	14,000	14,000,027

National Australia Bank Ltd. (United Kingdom)(c)	0.22%	05/10/10	24,000	24,000,466

Royal Bank of Scotland PLC	0.19%	03/15/10	50,000	50,000,000

Toronto-Dominion Bank	0.26%	06/30/10	13,800	13,800,000

Total Certificates of Deposit (Cost $214,001,902)				214,001,902

Variable Rate Demand Notes–17.28%(e)(f)
Credit Enhanced–17.28%
Allegheny (County of), Pennsylvania Industrial Development Authority (Eleven Parkway Center Associates); Series 1992, Ref. VRD Commercial Development RB (LOC–PNC Bank, N.A.)(d)	0.19%	12/15/12	1,400	1,400,000

Allegheny (County of), Pennsylvania Industrial Development Authority (Oakland Catholic High School); Series 2007, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	06/01/38	1,880	1,880,000

Appleton (City of), Wisconsin (Great Northern Corp.); Series 2002 A, VRD IDR (LOC–Wells Fargo Bank, N.A.)(d)	0.50%	09/01/19	4,500	4,500,000

Augusta (City of), Georgia Housing Authority (Westbury Creek Apartments); Series 2003 A, Ref. VRD MFH RB (CEP–Federal National Mortgage Association)	0.20%	05/15/33	1,895	1,895,000

Beaver (County of), Pennsylvania Industrial Development Authority (FirstEnergy Generation Corp.); Series 2006 B, Ref. VRD PCR (LOC–Citibank N.A.)(c)(d)	0.17%	12/01/35	33,864	33,865,000

Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(d)	0.25%	12/01/28	2,105	2,105,000

Benzinger (Township of), Pennsylvania Hospital Authority (Elk Regional Health System); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	12/01/30	1,740	1,740,000

Burnsville (City of), Minnesota (Bridgeway Apartments LP); Series 2003, Ref. VRD MFH RB (CEP–Federal National Mortgage Association)	0.26%	10/15/33	1,175	1,175,000

Campbell (Town of), Wisconsin (Skipperliner Industries Inc.); Series 2000, VRD IDR (LOC–U.S. Bank, N.A.)(d)	0.50%	05/01/20	3,080	3,080,000

Capital Markets Access Co. LC (SEUP Real Estate LLC); Series 2008, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.25%	07/01/38	2,835	2,835,000

Chatham Capital Corp.; Series 2000, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(d)	0.23%	07/01/20	569	569,000

Chicago (City of), Illinois; Series 1997, VRD Limited Tax GO (LOC–Harris N.A.)(d)	0.16%	01/01/12	1,000	1,000,000

Colorado (State of) Health Facilities Authority (Exempla, Inc.); Series 2002 B, VRD RB (LOC–U.S. Bank, N.A.)(d)	0.19%	01/01/33	1,100	1,100,000

Colorado (State of) Housing & Finance Authority (St. Moritz); Series 1996 H, Ref. VRD MFH RB (CEP–Federal National Mortgage Association)	0.17%	10/15/16	2,915	2,915,000

Colorado (State of) Housing & Finance Authority (Woodstream Village); Series 1985, VRD MFH RB (CEP–Federal National Mortgage Association)	0.17%	02/01/31	1,585	1,585,000

Connecticut (State of) Development Authority (Northeast Foods, Inc.); Series 1998, VRD IDR (LOC–Bank of America, N.A.)(b)(d)	0.50%	06/01/13	1,125	1,125,000

Crawford (County of), Pennsylvania Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(d)	0.19%	11/01/39	2,000	2,000,000

DeKalb (County of), Georgia Development Authority (Atlanta Jewish Community Center, Inc.); Series 1999, VRD RB (LOC–Wells Fargo Bank, N.A.)(d)	0.18%	09/01/24	1,650	1,650,000

DeKalb (County of), Georgia Housing Authority (Crow Wood Arbor Associates, LTD.); Series 1985 Q, VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)	0.20%	12/01/25	2,000	2,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        AIM Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

Florida (State of) Housing Finance Agency (Caribbean Key Apartments); Series 1996 F, VRD RB (CEP–Federal National Mortgage Association)	0.24%	06/01/26	$1,140	$1,140,000

Fort Wayne (City of), Indiana (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.19%	08/01/28	1,800	1,800,000

Fredericksburg (City of), Virginia Economic Development Authority (Student Housing & Economic Development Project-Eagle Village I); Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.29%	09/01/41	1,200	1,200,000

Gainesville (City of) & Hall (County of), Georgia Development Authority (Fieldale Farms Corp.); Series 2006, VRD Taxable IDR (LOC–Wells Fargo Bank, N.A.)(d)	0.23%	03/01/21	24,700	24,700,000

Illinois (State of) Development Finance Authority (Providence-St. Mel School); Series 2002, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.21%	06/01/37	1,000	1,000,000

Illinois (State of) Educational Facilities Authority (Cultural Pooled Financing Program); Series 1985, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.23%	12/01/25	3,500	3,500,000

Illinois (State of) Finance Authority (Rehabilitation Institute of Chicago); Series 2009 C, VRD RB (LOC–Northern Trust Co.)(d)	0.16%	04/01/39	2,175	2,175,000

Iowa (State of) Finance Authority (Cedarwood Hills Apartments); Series 2001 A, VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)	0.26%	05/01/31	2,000	2,000,000

Jacksonville (City of), Florida (University of Florida Health Science Center-Jacksonville Faculty Clinic); Series 1989, VRD IDR (LOC–Bank of America, N.A.)(d)	0.21%	07/01/19	2,000	2,000,000

Kansas (State of) Development Finance Authority (Oak Ridge Park Phase I Apartments); Series 2009 D, Ref. VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)	0.25%	04/01/44	5,190	5,190,000

King George (County of), Virginia Industrial Development Authority (Garnet of Virginia, Inc.); Series 1996, VRD Solid Waste Disposal Facility RB (LOC–JPMorgan Chase Bank, N.A.)(b)(d)	0.30%	09/01/21	1,100	1,100,000

M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(d)	0.35%	01/01/33	500	500,000

Maryland (State of) Economic Development Corp. (Associated Catholic Charities, Inc. Facility); Series 2004, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	10/01/29	1,400	1,400,000

Maryland (State of) Economic Development Corp. (Baltimore Symphony Endowment Trust); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	11/01/28	2,435	2,435,000

Maryland (State of) Economic Development Corp. (eMerge, Inc.); Series 2006 A, Ref. VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	04/01/22	1,655	1,655,000

Maryland (State of) Economic Development Corp. (Providence Center, Inc. Facility); Series 2005, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	05/03/27	2,805	2,805,000

Maryland (State of) Health & Higher Educational Facilities Authority (Archdiocese of Baltimore Schools); Series 2007, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	07/01/37	1,965	1,965,000

Massachusetts (State of) Development Finance Agency (Kayem Foods, Inc.); Series 2001, VRD IDR (LOC–Bank of America, N.A.)(d)	0.50%	05/01/16	1,715	1,715,000

Massachusetts (State of) Development Finance Agency (Salema Family Limited Partnership); Series 1999 A, VRD IDR (LOC–Bank of America, N.A.)(d)	0.50%	12/01/20	805	805,000

Massachusetts (State of) Health & Educational Facilities Authority (Falmouth Assisted Living, Inc.); Series 1995 A, VRD RB (LOC–Bank of America, N.A.)(d)	0.25%	11/01/26	2,400	2,400,000

Massachusetts (State of) Health & Educational Facilities Authority (Northeastern University); Series 2008 V, VRD Taxable RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.23%	10/01/30	800	800,000

Massachusetts (State of) Housing Finance Agency; Series 2009 B, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.29%	01/01/44	3,100	3,100,000

Miami (City of), Florida Health Facilities Authority (Mercy Hospital); Series 1998, Ref. VRD RB (LOC–Bank of America, N.A.)(d)	0.17%	08/01/20	1,700	1,700,000

Montgomery (County of), Pennsylvania Industrial Development Authority (Friends’ Central School Corporation); Series 2002, VRD School RB (LOC–Wells Fargo Bank, N.A.)(d)	0.18%	03/01/32	1,100	1,100,000

Montgomery (County of), Pennsylvania Industrial Development Authority (LaSalle College High School); Series 2008, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	11/01/38	1,875	1,875,000

New York (City of), New York Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP–Federal National Mortgage Association)	0.20%	11/15/37	550	550,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Credit Enhanced–(continued)

North Carolina (State of) Medical Care Commission (Angel Medical Center, Inc.); Series 2007, VRD Health Care Facilities RB (LOC–Wells Fargo Bank, N.A.)(d)	0.18%	04/01/31	$1,215	$1,215,000

Oklahoma (State of) Industries Authority (Oklahoma Christian University); Series 2005, VRD Educational Facility RB (LOC–Bank of America, N.A.)(d)	0.23%	12/01/35	2,000	2,000,000

Orange (County of), Florida Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP–Federal National Mortgage Association)	0.20%	06/01/25	1,200	1,200,000

Osprey Properties Limited Partnership, LLLP; Series 2002, VRD Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(d)	0.23%	06/01/27	6,000	6,000,000

Palm Beach (County of), Florida Housing Finance Authority (Azalea Place Apartments); Series 1999 A, VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)(b)	0.25%	12/01/32	5,095	5,095,000

Parma (City of), Ohio (PRL Corp.); Series 2006 B, VRD Taxable Economic Development RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.25%	11/01/30	1,250	1,250,000

Pennsylvania (State of) Economic Development Financing Authority (Glade Run Lutheran Services); Series 2000 E-1, VRD Economic Development RB (LOC–PNC Bank, N.A.)(d)	0.19%	09/01/15	1,145	1,145,000

Pennsylvania (State of) Higher Educational Facilities Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Mercyhurst College); Series 1999 E-1, VRD RB (LOC–PNC Bank, N.A.)(d)	0.19%	11/01/19	1,375	1,375,000

Pima (County of), Arizona Industrial Development Authority (Delaware Military Academy, Inc.); Series 2008, VRD Charter School RB (LOC–PNC Bank, N.A.)(d)	0.19%	09/01/38	1,110	1,110,000

Richland (City of), Washington; Series 1996, VRD Golf Enterprise RB (LOC–Bank of America, N.A.)(d)	0.22%	12/01/21	2,300	2,300,000

Ridley (Township of), Pennsylvania School District; Series 2009, VRD Limited Tax GO (LOC–TD Bank, N.A.)(d)	0.20%	11/01/29	2,800	2,800,000

Seattle (Port of), Washington Industrial Development Corp. (Crowley Marine Services, Inc.); Series 2001, VRD RB (LOC–Citibank, N.A.)(d)	0.23%	12/31/21	2,000	2,000,000

Shaw University; Series 2006 A, VRD Taxable RB (LOC–Bank of America, N.A.)(d)	0.25%	10/01/18	1,095	1,095,000

Smyrna (City of), Georgia Housing Authority (F&M Villages); Series 1997, VRD MFH RB (CEP–Federal National Mortgage Association)	0.19%	06/01/25	1,260	1,260,000

South Carolina (State of) Jobs-Economic Development Authority (Heathwood Hall Episcopal School); Series 2001, VRD RB (LOC–Wells Fargo Bank, N.A.)(c)(d)	0.18%	08/01/29	1,200	1,200,000

St. Jean Industries, Inc.; Series 2006, VRD Taxable Notes (LOC–General Electric Capital Corp.)(b)(d)	0.39%	10/01/21	800	800,000

St. Paul (City of), Minnesota Housing & Redevelopment Authority (Highland Ridge, LP); Series 2003, Ref. VRD MFH RB (CEP–Federal Home Loan Mortgage Corp.)	0.26%	10/01/33	1,050	1,050,000

St. Paul (City of), Minnesota Port Authority; Series 2009-10 DD, VRD District Cooling RB (LOC–Deutsche Bank)(c)(d)	0.20%	03/01/29	820	820,000

Series 2009-5 O, VRD District Heating RB (LOC–Deutsche Bank)(c)(d)	0.20%	12/01/28	1,800	1,800,000

Series 2009-6 P, VRD District Heating RB (LOC–Deutsche Bank)(c)(d)	0.26%	12/01/28	1,565	1,565,000

Series 2009-7 Q, VRD District Heating RB (LOC–Deutsche Bank)(c)(d)	0.20%	12/01/28	985	985,000

Tinley Park (Village of), Illinois (Mariah Partners, LLC); Series 2003, VRD IDR (LOC–Bank of America, N.A.)(d)	0.50%	06/01/33	2,000	2,000,000

Tucson (City of), Arizona Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP–Federal National Mortgage Association)	0.26%	07/15/31	1,750	1,750,000

USTA National Tennis Center, Inc.; Series 2009, VRD Taxable RB (LOC–JPMorgan Chase Bank, N.A.)(d)	0.20%	11/15/24	5,300	5,300,000

Warren (County of), Ohio (Otterbein Homes); Series 1998 A, Ref. VRD Health Care Facilities Improvement RB (LOC–U.S. Bank, N.A.)(d)	0.18%	07/01/21	1,595	1,595,000

Washington (State of) Housing Finance Commission (Lake Washington Apartments); Series 1996, VRD Multifamily Mortgage RB (LOC–U.S. Bank, N.A.)(d)	0.21%	10/01/26	4,600	4,600,000

Washington (State of) Housing Finance Commission (Seattle Country Day School); Series 2006, VRD Non-Profit RB (LOC–Bank of America, N.A.)(d)	0.18%	07/01/32	1,100	1,100,000

Wisconsin (State of) Health & Educational Facilities Authority (Grace Lutheran Foundation, Inc.); Series 1999, VRD RB (LOC–U.S. Bank, N.A.)(b)(d)	0.50%	07/01/14	1,705	1,705,000

Total Variable Rate Demand Notes (Cost $195,144,000)				195,144,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Money Market Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Bonds & Notes–5.00%
European Investment Bank Sr. Unsec. Unsub. Global MTN(c)	4.63%	09/15/10	$24,999	$25,585,004

Illinois (State of) Health Facilities Authority (Swedish American Hospital); Series 2000, RB(g)(h)	6.88%	05/15/10	1,499	1,532,995

Rabobank Nederland Floating Rate MTN(b)(c)(f)	0.65%	05/19/10	18,760	18,772,106

Unilever Capital Corp. Sr. Unsec. Unsub. Global MTN(c)	7.13%	11/01/10	10,000	10,454,858

Total Medium-Term Notes (Cost $56,344,963)				56,344,963

U.S. Government Sponsored Agency Securities–0.76%
Federal Home Loan Bank (FHLB)–0.76%
Unsec. Floating Rate Bonds(f) (Cost $8,600,688)	0.36%	05/12/10	8,599	8,600,688

TOTAL INVESTMENTS (excluding Repurchase Agreements)–89.10% (Cost $1,005,963,846)				1,005,963,846

			Repurchase
			Amount
Repurchase Agreements–11.08%(i)
Barclays Capital Inc., Joint agreement dated 02/26/10, aggregate maturing value of $381,550,297 (collateralized by U.S. Government sponsored agency obligations valued at $389,179,888; 0%-5.05%, 08/10/12-02/20/29)	0.12%	03/01/10	$82,629,523	82,628,697

Wells Fargo Securities, LLC, Joint agreement dated 02/26/10 aggregate maturing value $1,000,020,000 (collateralized by Corporate obligations valued at $1,050,000,000; 0%-7.88%, 03/01/10-02/12/51)	0.24%	03/01/10	42,500,850	42,500,000

Total Repurchase Agreements (Cost $125,128,697)				125,128,697

TOTAL INVESTMENTS(j)(k)–100.18% (Cost $1,131,092,543)				1,131,092,543

OTHER ASSETS LESS LIABILITIES–(0.18)%				(2,015,855)

NET ASSETS–100.00%				$1,129,076,688

Investment Abbreviations:

CEP	– Credit Enhancement Provider
GO	– General Obligation Bonds
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
MTN	– Medium-Term Notes
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
Unsub.	– Unsubordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $443,169,409, which represented 39.25% of the Fund’s Net Assets.
(c)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: United Kingdom: 16.3%; Netherlands: 11.8%; other countries less than 5% each: 13.7%.
(d)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Principal amount equals value at period end. See Note 1J.
(j)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Money Market Fund

(k)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Wells Fargo Bank, N.A.	7.8%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Money Market Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, excluding repurchase agreements, at value and cost	$1,005,963,846

Repurchase agreements, at value and cost	125,128,697

Total investments, at value and cost	1,131,092,543

Receivables for:
Fund shares sold	3,247,633

Interest	994,206

Fund expenses absorbed	303,440

Investment for trustee deferred compensation and retirement plans	111,409

Other assets	59,076

Total assets	1,135,808,307

Liabilities:
Payables for:
Investments purchased	1,200,000

Fund shares reacquired	4,564,764

Dividends	372

Accrued fees to affiliates	626,520

Accrued other operating expenses	82,260

Trustee deferred compensation and retirement plans	257,703

Total liabilities	6,731,619

Net assets applicable to shares outstanding	$1,129,076,688

Net assets consist of:
Shares of beneficial interest	$1,129,045,226

Undistributed net investment income	31,462

$1,129,076,688

Net Assets:
AIM Cash Reserve Shares	$651,757,259

Class B	$93,268,256

Class C	$93,297,605

Class R	$42,566,622

Class Y	$14,756,015

Investor Class	$233,430,931

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
AIM Cash Reserve Shares	651,942,033

Class B	93,310,139

Class C	93,329,869

Class R	42,572,248

Class Y	14,755,867

Investor Class	233,509,784

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Money Market Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven Months
	Ended	Year Ended
	February 28,	July 31,
	2010	2009

Investment income:
Interest	$2,354,507	$21,532,828

Expenses:
Advisory fees	2,638,148	5,268,062

Administrative services fees	183,321	361,521

Custodian fees	24,408	62,307

Distribution fees:
AIM Cash Reserve Shares	568,954	1,876,677

Class B	541,257	1,391,607

Class C	490,254	1,216,050

Class R	99,692	152,329

Transfer agent fees	1,582,797	2,941,003

Trustees’ and officers’ fees and benefits	31,760	66,064

Other	257,380	990,958

Total expenses	6,417,971	14,326,578

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(4,319,100)	(2,713,832)

Net expenses	2,098,871	11,612,746

Net investment income	255,636	9,920,082

Net realized gain from investment securities	588	59,001

Net increase in net assets resulting from operations	$256,224	$9,979,083

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Money Market Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and
2008

	Seven Months
	Ended	Year Ended	Year Ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$255,636	$9,920,082	$35,438,509

Net realized gain	588	59,001	3,055

Net increase in net assets resulting from operations	256,224	9,979,083	35,441,564

Distributions to shareholders from net investment income:
AIM Cash Reserve Shares	(139,359)	(6,018,504)	(19,841,306)

Class B	(22,308)	(579,427)	(3,328,846)

Class C	(20,426)	(503,286)	(2,265,384)

Class R	(9,381)	(183,453)	(633,894)

Class Y	(3,444)	(73,305)	—

Investor Class	(52,083)	(2,558,753)	(9,353,316)

Total distributions from net investment income	(247,001)	(9,916,728)	(35,422,746)

Share transactions–net:
AIM Cash Reserve Shares	(29,836,882)	(45,968,441)	172,833,879

Class B	(23,329,195)	(15,442,362)	(3,746,026)

Class C	(11,283,485)	(7,427,994)	30,622,484

Class R	(460,493)	16,219,511	8,075,004

Class Y	(2,615,231)	17,371,098	—

Investor Class	(25,222,701)	(37,985,570)	25,927,447

Net increase (decrease) in net assets resulting from share transactions	(92,747,987)	(73,233,758)	233,712,788

Net increase (decrease) in net assets	(92,738,764)	(73,171,403)	233,731,606

Net assets:
Beginning of year	1,221,815,452	1,294,986,855	1,061,255,249

End of year (includes undistributed net investment income of $31,462, $69,795 and $(17,029), respectively)	$1,129,076,688	$1,221,815,452	$1,294,986,855

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Money Market Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity.
  The Fund currently consists of seven different classes of shares: AIM Cash Reserve Shares, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class B shares and Class C shares are sold with a contingent deferred sales charges (“CDSC”). AIM Cash Reserve Shares, Class R, Class Y and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Effective April 1, 2010, Class R shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares on or the about month-end which is at least eight years after the date of purchase. Institutional Class shares have not commenced operations.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

15        AIM Money Market Fund

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.
Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Guarantee Program — The Board of Trustees approved the participation of the Funds in the U.S. Department of Treasury’s (the “Treasury Department’) Temporary Guarantee Program for Money Market Funds (the “Program”) as extended except as noted below. Under the Program, the Treasury Department will guarantee shareholders in the Fund that they will receive $1 for each Fund share held by them as of the close of business on September 19, 2008, in the event that such Fund (in which they were invested as of September 19, 2008) liquidates and the per share value at the time of liquidation is less than $0.995. On April 7, 2009, the Fund’s Board approved to participate in the final extension of the Program through September 18, 2009. The program expired on September 18, 2009.
J.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt

16        AIM Money Market Fund

Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.40%

Over $1 billion	0.35%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  Invesco and/or Invesco Aim Distributors, Inc. (“IADI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.
  For the period August 1, 2009 to February 28, 2010, the Adviser waived fees of $2,589,805 and IADI waived fees of $568,954, $541,257, $490,254 and $99,692 of AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively. For the year ended July 31, 2009, the Adviser waived fees of $293,968 and IADI waived fees of $250,309, $585,191, $517,825 and $52,673 for AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $1,194 and $3,700, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with IADI to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s AIM Cash Reserve Shares, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of AIM Cash Reserve Shares, 0.90% of the average daily net assets of Class B and Class C shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the plans are shown in the Statement of Operations as distribution fees. Through June 30, 2009, IADI had contractually agreed to waive 0.10% of Rule 12b-1 plan fees on AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively. For the year ended July 31, 2009, fees incurred after waivers under this agreement for AIM Cash Reserve Shares, Class B, Class C and Class R shares were $1,161,359, $1,261,681, $1,102,855 and $124,502, respectively.
  CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $1,113, $212,813, $11,113 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $19,717, $634,465, $37,887 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

17        AIM Money Market Fund

NOTE 3—Supplemental Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Short-term Investments	$—	$1,131,092,543	$—	$1,131,092,543

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period August 1, 2009 to February 28, 2010, the Fund engaged in securities purchases of $6,085,000 and securities sales of $3,350,000, which resulted in net realized gains (losses) of $0. For the year ended July 31, 2009, the Fund engaged in securities purchases of $39,204,298 and securities sales of $32,526,795, which resulted in net realized gains (losses) of $0.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $27,944 and $23,900, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $2,115 and $6,779, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18        AIM Money Market Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Total distributions	$247,001	$9,916,728	$35,422,746

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$277,931

Temporary book/tax differences	(246,469)

Shares of beneficial interest	1,129,045,226

Total net assets	$1,129,076,688

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of undistributed income, on February 28, 2010, undistributed net investment income was decreased by $46,968, undistributed net realized gain was decreased by $588 and shares of beneficial interest increased by $47,556. This reclassification had no effect on the net assets of the Fund.

19        AIM Money Market Fund

NOTE 10—Share Information

	Summary of Share Activity

	Seven Months
	Ended		Year Ended		Year Ended
	February 28,		July 31,		July 31,
	2010		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
AIM Cash Reserve Shares	265,403,098	$265,403,098	745,784,565	$745,784,565	831,063,219	$831,063,219

Class B	25,331,250	25,331,250	123,723,825	123,723,825	139,807,224	139,807,224

Class C	45,617,206	45,617,206	126,252,890	126,252,890	171,995,604	171,995,604

Class R	21,696,691	21,696,691	40,229,075	40,229,075	22,399,261	22,399,261

Class Y(a)	10,964,654	10,964,654	43,791,133	43,791,133	—	—

Investor Class	69,657,932	69,657,932	140,384,694	140,384,694	220,075,184	220,075,184

Issued as reinvestment of dividends:
AIM Cash Reserve Shares	134,433	134,433	5,727,531	5,727,531	18,961,065	18,961,065

Class B	21,092	21,092	535,485	535,485	3,073,364	3,073,364

Class C	19,418	19,418	469,546	469,546	2,107,563	2,107,563

Class R	9,214	9,214	182,000	182,000	627,137	627,137

Class Y	3,419	3,419	72,426	72,426	—	—

Investor Class	51,340	51,340	2,492,550	2,492,550	9,081,787	9,081,787

Automatic conversion of Class B shares to AIM Cash Reserve Shares:
AIM Cash Reserve Shares	10,123,437	10,123,437	31,819,132	31,819,132	29,684,781	29,684,781

Class B	(10,123,437)	(10,123,437)	(31,819,132)	(31,819,132)	(29,684,781)	(29,684,781)

Reacquired:
AIM Cash Reserve Shares(a)	(305,497,850)	(305,497,850)	(829,299,669)	(829,299,669)	(706,875,186)	(706,875,186)

Class B	(38,558,100)	(38,558,100)	(107,882,540)	(107,882,540)	(116,941,833)	(116,941,833)

Class C	(56,920,109)	(56,920,109)	(134,150,430)	(134,150,430)	(143,480,683)	(143,480,683)

Class R	(22,166,398)	(22,166,398)	(24,191,564)	(24,191,564)	(14,951,394)	(14,951,394)

Class Y	(13,583,304)	(13,583,304)	(26,492,461)	(26,492,461)	—	—

Investor Class(a)	(94,931,973)	(94,931,973)	(180,862,814)	(180,862,814)	(203,229,524)	(203,229,524)

Net increase (decrease) in share activity	(92,747,987)	$(92,747,987)	(73,233,758)	$(73,233,758)	233,712,788	$233,712,788

(a)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from AIM Cash Reserve Shares and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	13,132,421	$13,132,421

AIM Cash Reserve Shares	(11,670,397)	(11,670,397)

Investor Class	(1,462,024)	(1,462,024)

NOTE 11—Significant/Subsequent Event

The Board of Trustees of the Trust approved, on January 21, 2010, an Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which the Fund would acquire the net assets of Van Kampen Money Market Fund (“VK Fund”). Upon closing of the Reorganization, shareholders of the VK Fund will receive a corresponding class of shares of the Fund in exchange for their shares of the VK Fund. The Agreement requires approval of the VK Fund’s shareholders.
  Also, effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

20        AIM Money Market Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
										to average		to average net		Ratio of net
	Net asset			Net		Dividends				net assets		assets without		investment
	value,	Net		realized	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		gains	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average
	of period	income		on securities	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets

AIM Cash Reserve Shares
Seven months ended 02/28/10	$1.00	$0.00	(b)	$0.00	$0.00	$(0.00)	$1.00	0.02%	$651,757	0.31	%(c)	0.85	%(c)	0.04	%(c)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.77	681,584	0.81		0.96		0.77
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.21	727,519	0.90		0.96		3.10
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.46	554,686	1.00		1.00		4.37
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	3.48	642,623	1.03		1.03		3.42
Year ended 07/31/05	1.00	0.02		—	0.02	(0.02)	1.00	1.51	569,947	0.92		1.02		1.46

Class B
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,268	0.31	(c)	1.60	(c)	0.04	(c)
Year ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	116,599	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	132,033	1.66		1.72		2.34
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	135,772	1.75		1.75		3.62
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	2.71	205,206	1.78		1.78		2.67
Year ended 07/31/05	1.00	0.01		—	0.01	(0.01)	1.00	0.91	219,312	1.50		1.77		0.88

Class C
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	93,298	0.31	(c)	1.60	(c)	0.04	(c)
Year ended 07/31/09	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.41	104,584	1.17		1.70		0.41
Year ended 07/31/08	1.00	0.02	(b)	0.00	0.02	(0.02)	1.00	2.44	112,005	1.65		1.71		2.35
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	3.68	81,387	1.75		1.75		3.62
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	2.71	97,087	1.78		1.78		2.67
Year ended 07/31/05	1.00	0.01		—	0.01	(0.01)	1.00	1.14	71,455	1.29		1.77		1.09

Class R
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	42,567	0.31	(c)	1.10	(c)	0.04	(c)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.64	43,027	0.92		1.20		0.66
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	2.95	26,806	1.15		1.21		2.85
Year ended 07/31/07	1.00	0.04		—	0.04	(0.04)	1.00	4.20	18,731	1.25		1.25		4.12
Year ended 07/31/06	1.00	0.03		—	0.03	(0.03)	1.00	3.22	17,328	1.28		1.28		3.17
Year ended 07/31/05	1.00	0.01		—	0.01	(0.01)	1.00	1.26	15,070	1.17		1.27		1.21

Class Y
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	14,756	0.31	(c)	0.70	(c)	0.04	(c)
Year ended 07/31/09(d)	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.52	17,373	0.71	(e)	0.74	(e)	0.87	(e)

Investor Class
Seven months ended 02/28/10	1.00	0.00	(b)	0.00	0.00	(0.00)	1.00	0.02	233,431	0.31	(c)	0.70	(c)	0.04	(c)
Year ended 07/31/09	1.00	0.01	(b)	0.00	0.01	(0.01)	1.00	0.89	258,650	0.69		0.71		0.89
Year ended 07/31/08	1.00	0.03	(b)	0.00	0.03	(0.03)	1.00	3.41	296,623	0.71		0.71		3.29
Year ended 07/31/07	1.00	0.05		—	0.05	(0.05)	1.00	4.72	270,679	0.75		0.75		4.62
Year ended 07/31/06	1.00	0.04		—	0.04	(0.04)	1.00	3.74	292,437	0.78		0.78		3.67
Year ended 07/31/05	1.00	0.02		—	0.02	(0.02)	1.00	1.76	303,082	0.67		0.77		1.71

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and is not annualized for periods less than one year, if applicable.
(b)	Calculated using average shares outstanding.
(c)	Ratios are annualized and based on average daily net assets (000’s omitted) of $653,045, $103,542, $93,785, $42,910, $15,844 and $245,758 for AIM Cash Reserve Shares, Class B, Class C, Class R, Class Y and Investor Class shares, respectively.
(d)	Commencement date of October 3, 2008.
(e)	Annualized.

21        AIM Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Money Market Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

22        AIM Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
AIM Cash Reserve Shares	$1,000.00	$1,000.20	$1.39	$1,023.41	$1.40	0.28%

B	1,000.00	1,000.20	1.39	1,023.41	1.40	0.28

C	1,000.00	1,000.20	1.39	1,023.41	1.40	0.28

R	1,000.00	1,000.20	1.39	1,023.41	1.40	0.28

Y	1,000.00	1,000.20	1.39	1,023.41	1.40	0.28

Investor	1,000.00	1,000.20	1.39	1,023.41	1.40	0.28

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23        AIM Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period August 1, 2009 through February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0.04%

*	The above percentages are based on ordinary income dividends paid to shareholders during the seven months ended February 28, 2010.

24        AIM Money Market Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Aim Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Brooklyn, NY 11217-1431

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

MKT-AR-1	Invesco Aim Distributors, Inc.

AIM Municipal Bond Fund
Annual Report to Shareholders    February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
24	Financial Statements
26	Notes to Financial Statements
32	Financial Highlights
33	Auditor’s Report
34	Fund Expenses
35	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

     Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Municipal Bond Fund

   Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,

Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Municipal Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, Class A shares of AIM Municipal Bond Fund, at net asset value (NAV), trailed the Fund’s benchmark, the Barclays Capital Municipal Bond Index, primarily due to the Fund’s overweight position in higher quality bonds, which underperformed lower quality issues.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.73%

Class B Shares	5.27

Class C Shares	5.14

Class Y Shares	5.88

Investor Class Shares	5.79

Barclays Capital Municipal Bond Index▼ (Broad Market/Style-Specific Index)	5.91

Lipper General Municipal Debt Funds Index▼ (Peer Group Index)	7.81

▼	Lipper Inc.

How we invest
To pursue the Fund’s objective of achieving a high level of current income exempt from federal income taxes, consistent with the preservation of principal, we invest the Fund’s assets primarily in investment grade municipal securities, including both revenue bonds (repaid from revenues generated by the projects they fund) and general obligation bonds (repaid from the municipality’s general revenues).
     We believe that active management of the portfolio can provide a steady stream of tax-exempt income while providing protection of principal.
     While we typically hold bonds to maturity to avoid selling-related capital gains, we may sell a holding if we see degradation in the issuer’s credit quality, to limit or reduce exposure to a particular sector or issuer, or to shorten or lengthen the Fund’s duration.
     The Fund invests primarily in high quality municipal debt securities we believe have favorable prospects for high current income and pay interest excluded from gross income for federal income tax purposes. Up to 20% of the Fund’s assets may be invested in municipal debt securities that are determined to be below investment grade quality.
     We approach the portfolio construction process with a macro view of the economy and micro view of the municipal bond market. From that point, the universe of available supply is evaluated within a series of criteria that include price, credit quality, maturity, expensive/cheap analysis, taxability, liquidity and sector.
     The Fund assesses creditworthiness of individual securities based upon financial characteristics and covenants of the issues. Geographic considerations are evaluated to assess the potential for future tax and revenue streams for the municipality or taxing authority backing the bond.

     We typically purchase and hold municipal bonds to maturity to avoid selling related capital gains. However, there are times we will sell securities based on the following factors:
■	A downgrade in credit quality

■	A decision to shorten or lengthen the Fund’s duration

■	A decision to limit or reduce the Fund’s exposure to a particular issuer

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by modest improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad-based, economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth had also begun to rebound, but some sovereign risks, such as the one involving Greece’s debt problems, and persistent private sector concerns, such as those involving the investment company Dubai World, remained fundamental hazards to fragile global economic momentum.
The U.S. Federal Reserve Board (the

Portfolio Composition
By credit quality

AAA	22.2%

AA	21.0

A	27.0

BBB	4.2

BB	0.3

B	0.8

NR	3.4

Pre-refunded	21.2

Cash	-0.1
Source: S&P, Moody’s, Fitch

Total Net Assets	$604.3 million

Total Number of Holdings*	415

Top Five Fixed Income Holdings*

			% of
	Coupon	Maturity	Net Assets

1. Petersburg (City of) Indianapolis Power & Light	5.40%	8/1/17	1.8%

2. Boston (City of) Water & Sewer Commission	5.25	11/1/19	1.0

3. Massachusetts (State of) Development Finance Agency	6.00	5/15/59	1.0

4. New York & New Jersey (States of) Port Authority	6.13	6/1/94	1.0

5. Detroit (City of)	5.00	7/1/30	0.8
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.
This table is calculated based on the highest rating assigned by one of these agencies to an individual security. Additionally, this language must appear: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “NR” indicates the debtor was not rated, and should not be interpreted as indicating low quality.

4	AIM Municipal Bond Fund

Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative easing, ending the purchase of U.S. Treasuries, and extending the period for buying agency mortgage-backed securities and agency debentures. In doing so, the Fed worked to promote the economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.
     The municipal bond market continued its recovery during the reporting period with higher risk segments of the market leading the way. The strength in riskier segments of the municipal bond market was an indication of increased investor confidence, despite a market pullback in October. Government efforts to stimulate the economy and strengthen the credit system positively affected the municipal bond markets. By the later half of the reporting period, primary concerns transitioned from economic stability to rising interest rates.
     A key factor contributing to the recent rise of municipal bond prices was the relative attractiveness of municipal bonds versus U.S. Treasury securities. In December 2008, a 30-year AAA-rated municipal security traded at a yield approximately 200% of that of a 30-year Treasury bond.2 Historically, municipal bonds have traded at yield levels between 80% and 90% of those of comparable Treasury securities.2 During the reporting period, this trend normalized with a 30-year municipal bond providing a yield level at 91% of a 30-year Treasury security at the close of the reporting period.2 Bond yields and prices move in opposite directions. Demand for municipal bonds remained robust as low Treasury yields and concerns over potential increases in tax rates improved the relative attractiveness of municipal bonds.
     We maintained our conservative bias in managing the Fund’s assets, seeking opportunities in higher rated/higher coupon municipal bonds that, in general, exhibited lower price volatility. During the reporting period, the Fund held a significant portion of its assets in AAA- and AA-rated bonds. Across quality segments, higher rated municipal bonds underperformed lower quality issues, which detracted from both relative and absolute Fund performance.
     At the sector level, the Fund also had an overweight position in pre-refunded and revenue bonds. The high quality pre-refunded sector of the municipal market trailed the broader municipal market and was a relative and absolute detractor from performance. An overweight position in revenue bonds was a key absolute and relative contributor to Fund returns as revenue bonds outperformed general obligation bonds for the period.
     We continued to position the Fund with a shorter duration than the duration of its benchmark in an effort to minimize Fund sensitivity to increases in interest rates. The municipal yield curve steepened slightly during the reporting period as yields on the short end fell and rates on the intermediate to long end rose. As a result, our overall defensive duration positioning had a positive impact on relative performance.
     Our yield curve strategy was another contributor to relative performance. We maintained exposure to longer term municipal securities because of their attractiveness on an income and tax-equivalent yield basis. Municipal bonds with longer maturities outperformed municipal securities with shorter maturities, despite their general increase in yield. Demand for higher coupon issues proved to be an overriding factor.
     As always, we appreciate your continued participation in AIM Municipal Bond Fund.
1	U.S. Federal Reserve

2	Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Richard Berry
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Municipal Bond Fund. Mr. Berry joined Invesco Aim in 1987 and has been in the investment industry since 1968. He has served as president and director of the Dallas Association of Investment Analysts, chairman of the board of regents of the Financial Analysis Seminar and a trustee of the Lancaster Independent School District. He earned a B.B.A. and M.B.A. from Texas Christian University.

Stephen Turman
Chartered Financial Analyst, senior portfolio manager, is manager of AIM Municipal Bond Fund. Mr. Turman began his career in the investment business in 1983 and joined Invesco Aim in 1985. Prior to joining Invesco Aim, he worked in institutional sales. Mr. Turman earned a B.B.A. in finance from the University of Texas at Arlington.

5	AIM Municipal Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class
Fund and index data from 2/29/00

1	Lipper Inc.
Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	AIM Municipal Bond Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

				After Taxes on
		Before	After Taxes on	Distributions and
		Taxes	Distributions	Sale of Fund Shares
Class A Shares

Inception (3/28/77)		5.85%	5.62%	5.63%

10	Years	4.46	4.46	4.48

5	Years	2.84	2.84	3.04

1	Year	4.46	4.45	4.47

Class B Shares

Inception (9/1/93)		4.13%	4.09%	4.13%

10	Years	4.34	4.34	4.30

5	Years	2.73	2.73	2.86

1	Year	3.89	3.89	3.90

Class C Shares

Inception (8/4/97)		3.60%	3.60%	3.64%

10	Years	4.17	4.17	4.14

5	Years	3.06	3.05	3.13

1	Year	7.76	7.76	6.42

Class Y Shares

10	Years	5.00%	5.00%	4.97%

5	Years	3.92	3.92	3.99

1	Year	9.98	9.98	8.23

Investor Class Shares

10	Years	5.04%	5.04%	5.01%

5	Years	3.95	3.95	4.03

1	Year	9.68	9.67	7.98

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

				After Taxes on
		Before	After Taxes on	Distributions and
		Taxes	Distributions	Sale of Fund Shares
Class A Shares

Inception (3/28/77)		5.85%	5.61%	5.63%

10	Years	4.37	4.37	4.40

5	Years	2.74	2.73	2.95

1	Year	7.03	7.02	6.17

Class B Shares

Inception (9/1/93)		4.09%	4.06%	4.11%

10	Years	4.26	4.25	4.23

5	Years	2.63	2.63	2.77

1	Year	6.42	6.42	5.58

Class C Shares

Inception (8/4/97)		3.57%	3.56%	3.61%

10	Years	4.09	4.09	4.07

5	Years	2.98	2.98	3.07

1	Year	10.45	10.45	8.19

Class Y Shares

10	Years	4.91%	4.91%	4.89%

5	Years	3.81	3.80	3.89

1	Year	12.69	12.69	10.03

Investor Class Shares

10	Years	4.96%	4.96%	4.94%

5	Years	3.85	3.85	3.94

1	Year	12.39	12.38	9.78

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.57%, 1.32%, 1.32%, 0.32% and 0.47%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.86%, 1.61%, 1.61%, 0.61% and 0.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     After-tax returns are calculated using the historical highest individual federal marginal income tax rate. They do not reflect the effect of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares in tax-deferred accounts such as 401(k)s or IRAs.
     Had the adviser not waived fees and/or reimbursed expenses, performance would have been lower.

1	Total annual operating expenses less any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.

7	AIM Municipal Bond Fund

AIM Municipal Bond Fund’s Investment objective is a high level of current income exempt from federal income taxes, consistent with the preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

Principal risks of investing in the Fund
■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.
■	The value of, payment of interest on and repayment of principal for the Fund as well as the Fund’s ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions where the issuers in which the Fund invests are located.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

About indexes used in this report
■	The Barclays Capital Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.

■	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AMBDX
Class B Shares	AMBBX
Class C Shares	AMBCX
Class Y Shares	AMBYX
Investor Class Shares	AMBIX

8	AIM Municipal Bond Fund

Schedule of Investments

February 28, 2010

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Municipal Obligations–97.96%
Alabama–1.15%
Baldwin (County of); Series 2006 A, Unlimited Tax GO Wts. (INS–XL Capital Assurance Inc.)(a)	5.00%	01/01/21	$1,000	$1,085,810

Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital);
Series 2002, Health Care Facility RB (INS–Ambac Assurance Corp.)(a)	5.38%	06/01/23	1,500	1,518,690

Series 2009, Health Care Facility RB (INS–Assured Guaranty Ltd.)(a)	6.00%	06/01/39	1,000	1,080,730

Jefferson (County of); Series 2000, School Revenue Wts. (INS–Assured Guaranty Municipal Corp.)(a)	5.50%	02/15/20	1,250	1,241,837

Lauderdale (County of) & Florence (City of) Health Care Authority (Coffee Health Group); Series 2000 A, RB (INS–National Public Finance Guarantee Corp.)(a)	6.00%	07/01/29	1,000	959,080

University of Alabama; Series 2004 A, General RB (INS–National Public Finance Guarantee Corp.)(a)	5.00%	07/01/29	1,000	1,042,120

				6,928,267

Alaska–0.93%
Alaska (State of) Housing Finance Corp. (State Building Lease); Series 1999, RB(b)(c)	5.75%	04/01/10	2,000	2,010,600

Alaska (State of) Housing Finance Corp. (State Capital); Series 2006 A, RB (INS–National Public Finance Guarantee Corp.)(a)	4.50%	06/01/40	500	446,890

Alaska (State of) Municipal Bond Bank Authority;
Series 2008 2, RB	4.90%	06/01/26	1,035	1,069,880

Series 2008 2, RB	5.25%	06/01/38	1,000	1,013,300

Southeast Alaska Power Agency; Series 2009, Ref. Electrical RB (INS–Assured Guaranty Ltd.)(a)	5.38%	06/01/28	1,025	1,056,160

				5,596,830

Arizona–0.42%
Arizona (State of) Department of Administration; Series 2010 A, COP (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	10/01/29	500	508,750

Goodyear (City of); Series 2010, Sub. Lien Water and Sewer RB	5.63%	07/01/39	1,000	980,910

Yuma (City of) Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–XL Capital Assurance Inc.)(a)	5.00%	07/01/24	1,000	1,062,410

				2,552,070

Arkansas–1.41%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	03/01/34	1,825	1,887,889

Little Rock (City of);
Series 2009, Library Construction & Improvement Limited Tax GO	4.00%	03/01/21	1,490	1,547,752

Series 2009, Library Construction & Improvement Limited Tax GO	4.60%	03/01/24	1,495	1,583,564

North Little Rock (City of) Health Facilities Board (Baptist Health); Series 2001, Health Care RB	5.70%	07/01/22	500	505,435

University of Arkansas (Phillips Community College); Series 2009, Ref. Student Fees RB	5.20%	12/01/38	1,000	1,039,180

University of Arkansas (UALR Campus); Series 2009, RB	4.63%	10/01/34	1,500	1,508,610

Van Buren (County of); Series 2000, Ref. & Construction and Sales & Use Tax RB (INS–Ambac Assurance Corp.)(a)	5.60%	12/01/25	430	437,246

				8,509,676

California–6.99%
ABAG Finance Authority for Non-profit Corps. (Casa de las Campanas, Inc.); Series 2010, RB (CEP–Cal-Mortgage)	6.00%	09/01/37	1,000	1,000,760

ABAG Finance Authority for Non-profit Corps. (Lincoln Glen Manor for Senior Citizens); Series 2000, COP (CEP–Cal-Mortgage)	6.10%	02/15/25	1,000	1,000,440

ABAG Finance Authority for Non-profit Corps. (Odd Fellows Home of California); Series 1999, COP (CEP–Cal-Mortgage)	6.00%	08/15/24	1,000	1,000,360

Alhambra (City of) Unified School District (Financing); Series 2008, COP (INS–Assured Guaranty Municipal Corp.)(a)	5.50%	04/01/26	1,000	1,012,360

Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–National Public Finance Guarantee Corp.)(a)	6.00%	04/01/22	2,000	2,307,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

California–(continued)

Bret Harte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO	5.25%	08/01/31	$1,000	$1,029,950

California (State of) Department of Water Resources; Series 2002 A, Power Supply RB(b)(c)	5.38%	05/01/12	1,000	1,112,270

California (State of) Educational Facilities Authority (Fresno Pacific University); Series 2000 A, RB	6.05%	03/01/11	475	477,546

California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB	5.50%	02/01/24	1,000	1,009,860

California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008, RB (CEP–Cal-Mortgage)	6.25%	08/15/33	500	513,195

Series 2008, RB (CEP–Cal-Mortgage)	5.75%	08/15/38	500	489,030

California (State of);
Series 2008 B, Economic Recovery Unlimited Tax GO(b)(c)	5.00%	03/01/11	2,970	3,113,629

Series 2009, Various Purpose Unlimited Tax GO	5.00%	10/01/29	1,000	960,120

Series 2009, Various Purpose Unlimited Tax GO	5.25%	10/01/29	2,000	1,982,980

Corona-Norca Unified School District (Election of 2006 Capital Appreciation Bonds); Series 2009 C, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(a)(d)	7.08%	08/01/39	1,000	153,950

El Centro (City of) Financing Authority; Series 2006 A, Water RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	10/01/26	2,000	2,038,160

Evergreen Elementary School District; Series 2007 A, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(a)	4.38%	08/01/28	1,700	1,665,184

Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–Ambac Assurance Corp.)(a)	5.00%	09/01/28	1,000	928,120

Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District General Obligation Bond Program); Series 2007, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	08/01/26	2,000	2,208,540

Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–XL Capital Assurance Inc.)(a)	5.00%	09/01/31	500	431,900

Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,500	1,550,085

Los Angeles (City of) Unified School District (Election of 2002); Series 2007 B, Unlimited Tax GO (INS–Ambac Assurance Corp.)(a)	4.50%	07/01/26	2,000	1,990,740

Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–Assured Guaranty Municipal Corp.)(a)	5.63%	10/01/34	1,500	1,556,220

Oceanside (City of) Unified School District; Series 2009 A, Unlimited Tax GO (INS–Assured Guaranty Ltd.)(a)	5.25%	08/01/33	775	794,057

Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO (INS–Ambac Assurance Corp.)(a)	5.00%	08/01/26	1,080	1,105,726

Redlands (City of) Unified School District (Election of 2008); Series 2008, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	07/01/25	1,415	1,493,943

Redondo Beach (City of) Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(a)	5.13%	08/01/37	2,000	2,008,760

Sacramento (County of); Series 2009 B, Airport System Sr. RB (INS–Assured Guaranty Ltd.)(a)	5.50%	07/01/34	1,500	1,580,910

San Bernardino (City of) Community College District (Election of 2002); Series 2008 A, Unlimited Tax GO	6.50%	08/01/28	500	587,125

Southern California Public Power Authority (Natural Gas No. 1); Series 2007 A, RB	5.00%	11/01/33	1,560	1,488,271

Torrance (City of) Unified School District (Measure Z); Series 2009 B-1, Capital Appreciation Unlimited Tax GO(d)	6.38%	08/01/26	1,500	582,555

University of California; Series 2009 O, RB	5.25%	05/15/39	500	529,750

Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–Assured Guaranty Ltd.)(a)	5.50%	09/01/34	1,000	1,043,640

Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS–Assured Guaranty Ltd.)(a)	5.00%	09/01/33	1,500	1,489,740

				42,237,036

Colorado–3.15%
Aurora (City of) (Children’s Hospital Association); Series 2004 C, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	12/01/33	1,500	1,507,290

Aurora (City of); Series 2000, COP(b)(c)	5.50%	12/01/10	2,000	2,080,880

Boulder (County of); Series 2005 A, Open Space Capital Improvement Trust Fund RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	01/01/24	2,645	2,801,002

Colorado (State of) Health Facilities Authority (Exempla Inc.);
Series 2002 A, RB	5.50%	01/01/23	2,850	2,887,192

Series 2002 A, RB	5.63%	01/01/33	2,000	2,004,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Colorado–(continued)

Colorado (State of) Water Resources & Power Development Authority (Fountain (City of) Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, RB (INS–Assured Guaranty Ltd.)(a)	5.13%	12/01/30	$400	$419,688

Series 2009 A, RB (INS–Assured Guaranty Ltd.)(a)	5.25%	12/01/38	500	518,075

Colorado Springs (City of);
Series 2002, Hospital RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	12/15/32	1,000	1,002,040

Series 2009, Ref. Hospital RB	6.25%	12/15/33	1,000	1,060,040

Denver (City of) Health & Hospital Authority; Series 2004 A, Ref. Health Care RB(b)(c)	6.25%	12/01/14	750	913,178

E-470 Public Highway Authority; Series 2000 A, Sr. RB(b)(c)	5.75%	09/01/10	1,000	1,048,350

Meridian Metropolitan District; Series 2001 B, Ref. & Improvement Unlimited Tax GO (INS–Radian Asset Assurance, Inc.)(a)	5.00%	12/01/25	750	662,970

Northwest Parkway Public Highway Authority; Series 2001 A, Sr. RB(b)(c)	5.25%	06/15/11	1,000	1,081,070

University of Colorado; Series 2009 A, Enterprise System RB	5.25%	06/01/30	1,000	1,071,890

				19,057,925

Connecticut–2.70%
Area Cooperative Educational Services (Staff Development/Administration Facility); Series 1999, Unlimited Tax GO (INS–ACA Financial Guaranty Corp.)(a)	5.63%	07/15/19	1,060	984,252

Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA Financial Guaranty Corp.)(a)(e)	6.60%	07/01/24	1,260	1,191,393

Connecticut (State of) (Transportation Infrastructure);
Series 1991 B, Special Tax Obligation RB	6.50%	10/01/10	530	549,658

Series 1991 B, Special Tax Obligation RB	6.50%	10/01/12	1,500	1,709,100

Connecticut (State of) Health & Educational Facility Authority (Bridgeport Hospital); Series 1992 A, RB (INS–National Public Finance Guarantee Corp.)(a)	6.63%	07/01/18	725	727,936

Connecticut (State of) Health & Educational Facility Authority (Loomis Chaffee School); Series 2001 D, RB(b)(c)	5.25%	07/01/11	1,000	1,074,830

Connecticut (State of) Health & Educational Facility Authority (Quinnipiac University);
Series 2007 J, RB (INS–National Public Finance Guarantee Corp.)(a)	5.75%	07/01/33	1,000	1,089,020

Series 2007 J, RB (INS–National Public Finance Guarantee Corp.)(a)	5.00%	07/01/37	1,200	1,231,212

Connecticut (State of) Housing Finance Authority (Group Home Mortgage); Series 2000 GH-5, Special Obligation RB (INS–Ambac Assurance Corp.)(a)	5.85%	06/15/30	500	507,030

Connecticut (State of) Housing Finance Authority (Housing Mortgage Finance Program); Series 1998 C, RB(e)	5.50%	11/15/35	1,775	1,776,243

Harbor Point Infrastructure Improvement District; Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,078,990

New Britain (City of); Series 1992, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(a)	6.00%	02/01/11	400	421,340

Somers (Town of); Series 1990, Unlimited Tax GO	6.00%	12/01/10	190	198,284

University of Connecticut; Series 2000 A, Student Fees RB(b)(c)	6.00%	11/15/10	1,325	1,393,847

Westbrook (Town of); Series 1992, Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(a)	6.40%	03/15/10	380	381,239

				16,314,374

District of Columbia–0.34%
District of Columbia (George Washington University); Series 2001 A, RB (INS–National Public Finance Guarantee Corp.)(a)	5.13%	09/15/31	1,000	1,007,460

District of Columbia (Gonzaga College High School); Series 1999, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.38%	07/01/19	1,055	1,066,352

				2,073,812

Florida–2.98%
Bartow (City of); Series 2006, Ref. Water & Sewer System RB (INS–Financial Guaranty Insurance Co.)(a)	4.25%	10/01/29	5,000	4,682,050

Broward (County of); Series 2009 A, Water & Sewer Utility RB	5.13%	10/01/28	1,500	1,590,315

Crossings at Fleming Island Community Development District; Series 2000 B, Ref. Special Assessment RB (INS–National Public Finance Guarantee Corp.)(a)	5.80%	05/01/16	995	1,006,681

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Florida–(continued)

Jacksonville (City of) Health Facilities Authority (Ascension Health Credit Group); Series 2002 A, RB	5.25%	11/15/32	$1,535	$1,562,860

Miami (City of); Series 2009, Ref. Parking System RB (INS–Assured Guaranty Ltd.)(a)	5.00%	10/01/34	500	503,005

Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO	5.38%	07/01/29	1,000	1,065,280

Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–Assured Guaranty Ltd.)(a)	5.63%	06/01/34	1,000	1,042,040

Series 2009, Public Facilities RB (INS–Assured Guaranty Ltd.)(a)	5.75%	06/01/39	750	785,348

Miami-Dade (County of) (Miami International Airport);
Series 2000 B, Aviation RB (INS–Financial Guaranty Insurance Co.)(a)	5.75%	10/01/29	2,000	2,027,900

Series 2010 A-1, Aviation RB	5.38%	10/01/35	1,000	1,013,250

Miami-Dade (County of); Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–Assured Guaranty Ltd.)(a)	5.75%	10/01/39	500	526,335

Palm Beach (County of) (FPL Reclaimed Water); Series 2009, Water & Sewer RB	5.00%	10/01/39	500	514,180

Sunrise (City of); Series 1998, Ref. Utility System RB (INS–Ambac Assurance Corp.)(a)	5.00%	10/01/28	1,150	1,187,260

Winter Park (City of); Series 2009 A, Ref. Electric Improvement RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	10/01/35	500	504,530

				18,011,034

Georgia–2.47%
Atkinson/Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–Assured Guaranty Ltd.)(a)	5.25%	06/01/34	1,000	1,027,230

Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	11/01/34	1,500	1,556,370

Series 2009 B, Water & Wastewater RB (INS–Assured Guaranty Municipal Corp.)(a)	5.38%	11/01/39	1,500	1,555,455

DeKalb Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/19	560	615,110

Gilmer (County of) Building Authority (Courthouse); Series 2005 A, RB (INS–XL Capital Assurance Inc.)(a)	5.00%	04/01/29	1,000	1,023,880

Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–Assured Guaranty Municipal Corp.)(a)	5.50%	07/01/34	1,000	1,024,140

Gwinnett (County of) Water & Sewerage Authority; Series 2002, RB(b)(c)	5.25%	08/01/12	2,000	2,218,660

Macon-Bibb (County of) Hospital Authority (The Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/32	2,000	2,028,460

Medical Center Hospital Authority (Columbus Regional Healthcare System); Series 2008, RAC (INS–Assured Guaranty Ltd.)(a)	6.38%	08/01/29	2,110	2,356,701

Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	1,500	1,498,110

				14,904,116

Idaho–0.09%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, RB	6.13%	12/01/28	500	556,735

Illinois–6.30%
Bellwood (Village of); Series 2002, Unlimited Tax GO(b)(c)	5.25%	12/01/12	1,000	1,122,210

Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(e)	6.13%	02/20/42	1,505	1,546,132

Chicago (City of) Park District; Series 2008 F, Limited Tax GO	5.50%	01/01/33	1,250	1,319,775

Chicago (City of);
Series 2000 C, Ref. Unlimited Tax GO(b)(c)	5.50%	07/01/10	1,755	1,805,281

Series 2000 C, Ref. Unlimited Tax GO (INS–Financial Guaranty Insurance Co.)(a)	5.50%	01/01/40	995	1,013,557

Series 2001, Special Transportation RB(b)(c)	5.25%	07/01/12	1,000	1,055,700

Series 2001 A, Ref. Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(a)	5.25%	01/01/33	960	969,341

Series 2001 A, Ref. Unlimited Tax GO(b)(c)	5.25%	01/01/11	2,980	3,138,506

Freeport (City of) (Sewer System Improvements); Series 2000, Unlimited Tax GO(b)(c)	6.00%	12/01/10	1,000	1,054,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Illinois–(continued)

Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–National Public Finance Guarantee Corp.)(a)	5.85%	07/01/19	$1,750	$1,756,527

Illinois (State of) Development Finance Authority (Adventist Health Systems); Series 1997 A, RB (INS–National Public Finance Guarantee Corp.)(a)	6.00%	11/15/11	2,500	2,590,625

Illinois (State of) Educational Facilities Authority (Northwestern University); Series 1997, Medium Term RB(b)(c)	5.25%	11/01/14	1,000	1,178,990

Illinois (State of) Educational Facilities Authority (Robert Morris College);
Series 2000, RB (INS–National Public Finance Guarantee Corp.)(a)	5.75%	06/01/20	1,305	1,306,018

Series 2000, RB (INS–National Public Finance Guarantee Corp.)(a)	5.80%	06/01/30	1,000	1,000,000

Illinois (State of) Finance Authority (Children’s Memorial Hospital); Series 2008 A, RB (INS–Assured Guaranty Ltd.)(a)	5.25%	08/15/33	2,000	2,014,920

Illinois (State of) Finance Authority (Noble Network Charter Schools); Series 2007 A, Education RB (INS–ACA Financial Guaranty Corp.)(a)	5.00%	09/01/27	1,000	737,300

Illinois (State of) Finance Authority (Resurrection Health Care); Series 1999 B, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	05/15/29	3,000	3,033,690

Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	03/01/30	1,000	1,009,300

Series 2005, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.38%	03/01/35	1,000	1,013,520

Illinois (State of) Health Facilities Authority (Evangelical Hospital Corp.);
Series 1992 A, Ref. RB(c)	6.25%	04/15/22	1,000	1,257,970

Series 1992 C, RB(c)	6.25%	04/15/22	1,150	1,446,665

Illinois (State of) Municipal Electric Agency; Series 2006, Power Supply System RB (INS–Financial Guaranty Insurance Co.)(a)	5.00%	02/01/26	4,000	4,149,320

Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, Capital Appreciation Dedicated State Tax RB (INS–National Public Finance Guarantee Corp.)(a)(d)	5.94%	06/15/30	1,000	305,300

Series 2002 A, Dedicated State Tax RB (INS–National Public Finance Guarantee Corp.)(a)	5.25%	06/15/42	1,000	1,010,170

Will (County of) Elementary School District No. 122;
Series 2000 A, Unlimited Tax GO(b)(c)	6.50%	11/01/10	80	83,436

Series 2000 A, Unlimited Tax GO(b)(c)	6.50%	11/01/10	510	531,905

Series 2000 A, Unlimited Tax GO(b)(c)	6.50%	11/01/10	575	599,696

				38,050,334

Indiana–5.03%
Hancock (County of) & Mount Vernon (City of) Multi-School Building Corp.; Series 2001 A, First Mortgage RB(b)(c)	5.45%	07/15/11	1,000	1,067,970

Indiana (State of) Municipal Power Agency;
Series 2009 B, Power Supply System RB	5.25%	01/01/24	250	268,642

Series 2009 B, Power Supply System RB	5.75%	01/01/29	200	215,194

Indiana (State of) Transportation Finance Authority; Series 2000, Highway RB(b)(c)	5.38%	12/01/10	1,565	1,627,162

Indianapolis (City of) Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS–Ambac Assurance Corp.)(a)(e)	5.00%	01/01/18	500	524,045

Indianapolis (City of) Local Public Improvement Bond Bank (Waterworks);
Series 2002 A, RB(b)(c)	5.25%	07/01/12	1,000	1,106,100

Series 2009 A, RB (INS–Assured Guaranty Ltd.)(a)	5.25%	01/01/29	1,000	1,089,590

Lafayette (City of); Series 2002, Sewer RB(b)(c)	5.15%	07/01/12	1,000	1,113,620

Monroe (County of) Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	01/15/27	2,815	3,084,677

Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB	5.25%	08/01/25	1,570	1,671,108

Northern Wells (City of) Community School Building Corp.; Series 2002, First Mortgage RB(b)(c)	5.40%	07/15/12	500	555,205

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Indiana–(continued)

Petersburg (City of) (Indianapolis Power & Light Co.);
Series 1991, Ref. PCR	5.75%	08/01/21	$4,000	$4,093,280

Series 1993 B, Ref. PCR (INS–National Public Finance Guarantee Corp.)(a)	5.40%	08/01/17	9,850	10,792,251

Rockville (City of) School Building Corp.; Series 2006, First Mortgage RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	07/15/26	1,000	1,058,390

St. Joseph (County of) Hospital Authority (Memorial Health System); Series 2000, RB(b)(c)	5.63%	02/15/11	1,000	1,051,560

Wa-Nee Middle School Building Corp.; Series 2001, First Mortgage RB(b)(c)	5.50%	07/15/11	1,000	1,069,670

				30,388,464

Iowa–0.34%
Iowa (State of) Finance Authority (Iowa Health System); Series 2005, Health Facilities RB (INS–Assured Guaranty Ltd.)(a)	5.25%	02/15/29	2,000	2,062,000

Kansas–0.73%
Dodge City (City of); Series 2009, Sales Tax RB (INS–Assured Guaranty Ltd.)(a)	5.00%	06/01/34	1,000	1,030,590

Kansas (State of) Development Finance Authority (Stormont-Vail Healthcare Inc.); Series 2007 L, Health Facilities RB (INS–National Public Finance Guarantee Corp.)(a)	5.13%	11/15/32	750	725,985

Overland Park Development Corp. (Overland Park Convention Center Hotel); Series 2001 A, First Tier RB(b)(c)	7.38%	01/01/11	1,630	1,741,785

University of Kansas Hospital Authority (KU Health Systems); Series 2006, Ref. & Improvement Health Facilities RB	4.50%	09/01/32	1,000	929,060

				4,427,420

Kentucky–0.43%
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Sub. Series 2008 A-1, RB (INS–Assured Guaranty Ltd.)(a)	6.00%	12/01/33	1,000	1,093,820

Spencer (County of) School District Finance Corp.; Series 2007, School Building RB (INS–Assured Guaranty Municipal Corp.)(a)	4.50%	08/01/27	1,480	1,512,797

				2,606,617

Louisiana–4.25%
East Baton Rouge (Parish of) Sewerage Commission;
Series 2006 A, Ref. RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	02/01/25	1,000	1,062,010

Series 2006 A, Ref. RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	02/01/26	1,000	1,056,090

Series 2009 A, RB	5.25%	02/01/34	1,500	1,579,680

Lafayette (City of) Consolidated Government; Series 2007, Communications Systems RB (INS–XL Capital Assurance Inc.)(a)	4.63%	11/01/24	2,000	2,052,560

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program);
Series 2000, RB (INS–ACA Financial Guaranty Corp.)(a)	6.55%	09/01/25	4,860	4,323,116

Series 2000 A, RB (INS–Ambac Assurance Corp.)(a)	6.30%	07/01/30	2,000	1,997,520

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.38%	04/01/31	1,000	1,050,960

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, RB (INS–Assured Guaranty Ltd.)(a)	5.50%	02/01/39	1,500	1,564,050

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (New Iberia); Series 2009, RB (INS–Assured Guaranty Ltd.)(a)	4.50%	11/01/34	1,290	1,185,677

Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Parking Facilities Corp. Garage); Series 2001 A, RB (INS–Ambac Assurance Corp.)(a)	5.20%	10/01/20	1,760	1,767,533

Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS–CIFG Assurance North America, Inc.)(a)	5.00%	07/01/32	1,000	899,280

Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/29	1,600	1,694,896

Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(b)(c)	5.50%	05/15/26	1,010	1,187,457

Louisiana (State of) Public Facilities Authority (Tulane University); Series 2002 A, RB(b)(c)	5.13%	07/01/12	2,100	2,310,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Louisiana–(continued)

Ouachita (Parish of) Hospital Service District No. 1 (Glenwood Regional Medical Center); Series 1996, Ref. RB(b)(c)	5.70%	05/15/10	$1,000	$1,011,930

Tangipahoa (Parish of) Hospital Service District No. 1 (North Oaks Medical Center); Series 2003 A, Ref. RB	5.00%	02/01/25	1,000	928,120

				25,671,383

Maine–0.08%
Maine (State of) Housing Authority; Series 2007 E, Mortgage Purchase RB(e)	5.30%	11/15/23	500	514,450

Maryland–0.18%
Maryland (State of) Health & Higher Educational Facilities Authority (University of Maryland Medical System); Series 2001, RB(b)(c)	5.25%	07/01/11	1,000	1,064,740

Massachusetts–2.66%
Boston (City of) Water & Sewer Commission; Sr. Series 1993 A, RB (INS–National Public Finance Guarantee Corp.)(a)	5.25%	11/01/19	5,385	6,257,585

Massachusetts (State of) Bay Transportation Authority; Series 2002 A, Sr. Sales Tax RB(b)(c)	5.00%	07/01/12	1,500	1,650,435

Massachusetts (State of) Development Finance Agency (Boston University); Series 1999 P, RB	6.00%	05/15/59	5,500	6,157,085

Massachusetts (State of) Development Finance Agency (College Issue); Series 2003 B, RB (INS–XL Capital Assurance Inc.)(a)	5.25%	07/01/33	1,000	1,010,620

Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2007 A, RB	5.00%	11/15/14	1,000	1,001,590

				16,077,315

Michigan–3.99%
Allegan (City of) Public School District; Series 2000, Unlimited Tax GO(b)(c)	5.75%	05/01/10	500	505,075

Almont (City of) Community Schools; Series 2002, Ref. School Building & Site Unlimited Tax GO(b)(c)	5.00%	11/01/12	1,000	1,112,310

Bullock Creek School District; Series 2000, Unlimited Tax GO(b)(c)	5.50%	05/01/10	1,000	1,009,700

Caledonia (City of) Community Schools;
Series 2000, Unlimited Tax GO(b)(c)	5.50%	05/01/10	1,000	1,009,700

Series 2005, Ref. Unlimited Tax GO (INS–National Public Finance Guarantee Corp.)(a)	5.00%	05/01/25	1,000	1,038,590

Chippewa Valley Schools; Series 2002, Ref. Unlimited Tax GO(b)(c)	5.13%	05/01/12	1,000	1,097,000

Detroit (City of);
Series 2001 A, Water Supply System Sr. Lien RB(b)(c)	5.25%	07/01/11	1,655	1,747,829

Series 2001 A, Water Supply System Sr. Lien RB(b)(c)	5.25%	07/01/11	1,845	1,962,379

Series 2001 A, Water Supply System Sr. Lien RB (INS–Financial Guaranty Insurance Co.)(a)	5.00%	07/01/30	5,000	4,893,450

Series 2006 B, Water Supply System Second Lien RB (INS–Assured Guaranty Municipal Corp.)(a)	6.25%	07/01/36	1,000	1,090,790

Jackson (City of) Brownfield Redevelopment Authority; Series 2002, Tax Increment Allocation RB (INS–Financial Guaranty Insurance Co.)(a)	5.13%	06/01/24	1,000	1,050,790

Lake Orion (City of) Community School District; Series 2000 A, Unlimited Tax GO(b)(c)	6.00%	05/01/10	500	505,180

Michigan (State of) Municipal Bond Authority (Drinking Water Revolving Fund); Series 2000, RB(b)(c)	5.50%	10/01/10	1,000	1,042,010

Michigan (State of) Public Power Agency (Combustion Turbine No. 1); Series 2001 A, RB (INS–Ambac Assurance Corp.)(a)	5.25%	01/01/24	2,500	2,548,725

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/34	1,300	1,111,578

Newaygo (City of) Public Schools; Series 2000, Unlimited Tax GO(b)(c)	5.50%	05/01/10	1,000	1,009,700

Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/28	1,305	1,360,684

				24,095,490

Minnesota–0.85%
Minneapolis (City of) (Fairview Health Services); Series 2008 B, Health Care System RB (INS–Assured Guaranty Ltd.)(a)	6.50%	11/15/38	1,000	1,117,600

Minneapolis (City of) (Parking Ramp); Series 2000 A, Unlimited Tax GO	5.90%	12/01/20	1,000	1,022,370

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Minnesota–(continued)

Minnesota Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–Assured Guaranty Ltd.)(a)	5.00%	02/15/30	$1,000	$1,008,580

St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB	5.75%	07/01/39	2,000	2,004,120

				5,152,670

Mississippi–0.17%
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest County General Hospital); Series 2000, RB(b)(c)	5.50%	01/01/11	1,000	1,053,270

Missouri–2.28%
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009, Health Care Facilities IDR	5.50%	06/01/34	500	500,705

Cass (County of); Series 2007, Hospital RB	5.38%	05/01/22	1,000	999,480

Gladstone (City of); Series 2006 A, COP (INS–XL Capital Assurance Inc.)(a)	5.00%	06/01/22	1,295	1,358,442

Ladue (City of) School District; Series 2007, Ref. & Improvement Unlimited Tax GO	4.75%	03/01/27	1,000	1,057,060

Miller (County of) Reorganized School District No. 2; Series 2006, Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	03/01/21	1,000	1,084,940

Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/39	2,500	2,542,025

Missouri (State of) Health & Educational Facilities Authority (Washington University); Series 2001 A, RB(b)(c)	5.13%	06/15/11	4,000	4,245,920

Neosho (City of) Reorganized School District No. R-05 (Missouri Direct Deposit Program); Series 2006, School Building Unlimited Tax GO (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	03/01/23	1,000	1,091,580

St. Louis (City of) Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS–Ambac Assurance Corp.)(a)	4.50%	02/15/28	1,000	917,790

				13,797,942

Nebraska–0.34%
University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/33	1,000	1,036,750

University of Nebraska (Omaha Student Facilities); Series 2007, RB	5.00%	05/15/32	1,000	1,036,080

				2,072,830

Nevada–3.01%
Clark (County of) Las Vegas-McCarran International Airport;
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/42	2,000	1,969,240

Series 2010 A, Passenger Facility Charge RB (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	07/01/39	1,500	1,509,060

Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO	5.63%	07/01/32	1,500	1,626,030

Clark (County of);
Series 2001, Bond Bank Limited Tax GO(b)(c)	5.00%	06/01/11	2,870	3,038,325

Series 2001, Bond Bank Limited Tax GO (INS–Financial Guaranty Insurance Co.)(a)	5.00%	06/01/31	2,130	2,136,049

Series 2001 B, Airport System Sub. Lien RB(b)(c)	5.13%	07/01/11	2,250	2,392,538

Series 2001 B, Airport System Sub. Lien RB(b)(c)	5.25%	07/01/11	1,500	1,597,530

Series 2004 A-2, Airport System Sub. Lien RB (INS–Financial Guaranty Insurance Co.)(a)	5.13%	07/01/25	1,000	1,023,580

Series 2004 A-2, Airport System Sub. Lien RB (INS–Financial Guaranty Insurance Co.)(a)	5.13%	07/01/27	1,000	1,015,690

Las Vegas Valley Water District; Series 2009 B, Limited Tax GO	5.00%	06/01/29	800	838,624

Truckee Meadows Water Authority; Series 2001 A, RB(b)(c)	5.13%	07/01/11	1,000	1,063,770

				18,210,436

New Hampshire–0.13%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–Assured Guaranty Municipal Corp.)(a)	5.13%	01/01/30	750	764,648

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

New Jersey–1.82%
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(e)	6.40%	09/15/23	$1,025	$940,622

Series 2000, Special Facility RB(e)	7.00%	11/15/30	4,000	3,843,400

New Jersey (State of) Transportation Trust Fund Authority; Series 1999 A, Transportation System RB(c)	5.50%	06/15/10	1,440	1,463,415

New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/36	1,000	1,026,550

Series 2009 I, RB	5.00%	01/01/35	2,000	2,062,660

Tobacco Settlement Financing Corp.; Series 2002, Asset-Backed RB(b)(c)	5.38%	06/01/12	1,485	1,637,732

				10,974,379

New Mexico–0.64%
New Mexico (State of) Finance Authority; Series 2006 B, Sr. Lien Public Project Revolving Fund RB (INS–National Public Finance Guarantee Corp.)(a)	5.00%	06/01/26	2,000	2,106,340

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare Services); Series 2009, RB	5.00%	08/01/39	500	502,595

Santa Fe (City of); Series 2006 B, Ref. Gross Receipts Tax RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	06/01/22	1,185	1,267,085

				3,876,020

New York–4.74%
Metropolitan Transportation Authority;
Series 2000 A, Dedicated Tax Fund RB(b)(c)	5.88%	04/01/10	1,500	1,508,430

Series 2002 A, Ref. Service Contract RB	5.13%	01/01/29	1,000	1,018,620

New York (City of) Municipal Water Finance Authority;
Series 2000 B, Water & Sewer System RB(b)(c)	6.00%	06/15/10	935	960,965

Series 2000 B, Water & Sewer System RB	6.00%	06/15/33	565	579,345

Series 2005 A, Water & Sewer System RB (INS–Assured Guaranty Municipal Corp.)(a)	4.50%	06/15/29	1,000	1,010,750

New York (City of);
Series 2005 J, Unlimited Tax GO	5.00%	03/01/23	2,500	2,632,275

Series 2007 D1, Unlimited Tax GO	5.13%	12/01/22	2,500	2,726,200

New York (State of) Dormitory Authority (The New York & Presbyterian Hospital); Series 2007, FHA Insured Mortgage Hospital RB (INS–Assured Guaranty Municipal Corp.)(a)	4.75%	02/15/23	1,000	1,031,150

New York (State of) Dormitory Authority (Yeshiva University); Series 2009, RB	5.00%	09/01/34	515	528,730

New York (State of); Series 2009 A, Unlimited Tax GO	5.00%	02/15/39	500	521,650

Port Authority of New York & New Jersey (Consolidated Ninety-Third); Series 1994, RB	6.13%	06/01/94	5,250	6,134,415

Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(c)	5.50%	01/01/17	2,900	3,377,630

Series 1993 B, General Purpose RB(c)	5.00%	01/01/20	1,960	2,283,831

Series 2006 A, General Purpose RB	5.00%	11/15/35	2,000	2,061,980

TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.00%	06/01/26	2,500	2,303,375

				28,679,346

North Carolina–0.28%
North Carolina (State of) Housing Finance Agency; Series 1996 II, Single Family RB (CEP–FHA)	6.20%	03/01/16	145	145,307

North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/39	1,000	1,016,990

Oak Island (Town of); Series 2009, Enterprise System RB (INS–Assured Guaranty Ltd.)(a)	6.00%	06/01/34	500	542,070

				1,704,367

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

North Dakota–0.56%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–Assured Guaranty Ltd.)(a)	5.13%	02/15/37	$1,000	$1,000,370

North Dakota (State of) Board of Higher Education (North Dakota State University);
Series 2007, Housing & Auxiliary Facilities RB (INS–Ambac Assurance Corp.)(a)	5.00%	04/01/24	1,160	1,231,386

Series 2007, Housing & Auxiliary Facilities RB (INS–Ambac Assurance Corp.)(a)	5.00%	04/01/27	1,085	1,132,339

				3,364,095

Ohio–3.29%
Beavercreek (City of) School District; Series 2009, School Improvement Unlimited Tax GO	5.00%	12/01/30	1,000	1,055,310

Buckeye (City of) Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/17	785	787,308

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/24	1,260	1,193,195

Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.00%	06/01/42	900	710,640

Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/47	1,850	1,391,588

Cleveland (City of); Series 1993 G, Ref. Waterworks First Mortgage RB (INS–National Public Finance Guarantee Corp.)(a)	5.50%	01/01/21	3,300	3,829,782

Cuyahoga (County of); Series 2003 A, Ref. RB	5.50%	01/01/29	1,000	1,038,560

New Albany (Village of) Plain Local School District; Series 2000, Unlimited Tax GO(b)(c)	6.00%	06/01/11	410	439,213

Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital Facility RB	5.50%	01/01/39	3,750	3,915,187

Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2007, RB (INS–National Public Finance Guarantee Corp.)(a)(b)(e)	5.10%	05/01/13	1,750	1,875,125

Reynoldsburg (City of) School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO	5.00%	12/01/32	1,000	1,037,620

Stark (County of) Lake Local School District; Series 2000, Unlimited Tax GO(b)(c)	5.75%	12/01/10	2,500	2,604,675

				19,878,203

Oklahoma–0.14%
Jenks (City of) Aquarium Authority; Series 2000, First Mortgage RB(b)(c)	6.00%	07/01/10	800	824,304

Oregon–0.63%
Beaverton (City of) School District (Washington County School District No. 48J);
Series 2009, Limited Tax GO (INS–Assured Guaranty Ltd.)(a)	5.00%	06/01/31	750	804,833

Series 2009, Limited Tax GO (INS–Assured Guaranty Ltd.)(a)	5.13%	06/01/36	500	533,065

Medford (City of) Hospital Facilities Authority (Asante Health System); Series 2005 A, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	08/15/40	500	498,285

Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/30	2,000	1,987,180

				3,823,363

Pennsylvania–1.76%
Allegheny (County of) Higher Education Building Authority (Carnegie Mellon University); Series 2002, RB	5.25%	03/01/32	1,515	1,569,707

Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS–Assured Guaranty Ltd.)(a)	5.50%	10/01/32	2,250	2,354,535

Pennsylvania (State of) Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–Assured Guaranty Ltd.)(a)	5.00%	11/15/33	2,000	2,057,900

Pennsylvania (State of) Turnpike Commission; Series 2009 B, Sub. RB	5.75%	06/01/39	2,000	2,134,420

Philadelphia (City of); Series 2009 B, Limited Tax GO (INS–Assured Guaranty Ltd.)(a)	7.00%	07/15/28	2,200	2,537,788

				10,654,350

Puerto Rico–1.91%
Children’s Trust Fund; Series 2000, Tobacco Settlement Asset-Backed RB(b)(c)	6.00%	07/01/10	1,000	1,020,140

Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 TT, RB	5.00%	07/01/37	1,000	955,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Puerto Rico–(continued)

Puerto Rico (Commonwealth of) Sales Tax Financing Corp.;
First Sub. Series 2009 A, RB	5.25%	08/01/27	$2,000	$2,046,220

First Sub. Series 2009 A, RB	5.50%	08/01/28	2,000	2,068,300

First Sub. Series 2010 A, RB	5.50%	08/01/37	2,000	2,032,040

First Sub. Series 2010 A, RB	5.38%	08/01/39	1,000	1,001,100

First Sub. Series 2010 A, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	08/01/40	2,000	2,007,700

Series 2010 A, Capital Appreciation RB(d)	6.73%	08/01/33	2,000	440,580

				11,571,560

Rhode Island–1.05%
Providence (City of) Public Building Authority; Series 2000 A, RB(b)(c)	5.75%	12/15/10	1,210	1,276,163

Rhode Island (State of) Health & Educational Building Corp. (Educational & General Revenue Issue); Series 2010 A, Higher Education Facility RB (INS–Assured Guaranty Municipal Corp.)(a)	4.50%	09/15/30	1,500	1,478,205

Rhode Island (State of) Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–Assured Guaranty Ltd.)(a)	6.25%	05/15/30	500	551,500

Rhode Island (State of) Health & Educational Building Corp. (Public School Financing Program); Series 2009 E, RB (INS–Assured Guaranty Ltd.)(a)	5.00%	05/15/34	2,000	2,016,020

Rhode Island (State of) Student Loan Authority; Series 2008 A, Sr. RB (CEP–Gtd. Student Loans)(e)	6.00%	12/01/23	1,000	1,006,570

				6,328,458

South Carolina–2.99%
Beaufort (County of) School District; Series 2007 C, Unlimited Tax GO (CEP–South Carolina State Department of Education)	4.50%	03/01/32	1,000	1,000,170

College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–XL Capital Assurance Inc.)(a)	4.63%	04/01/30	1,500	1,501,740

Greenwood (City of); Series 2007, Combined Public Utility System RB (INS–National Public Finance Guarantee Corp.)(a)	4.50%	12/01/27	1,400	1,417,304

Kershaw (County of) Public Schools Foundation (Kershaw County School District); Series 2006, Installment Purchase RB (INS–CIFG Assurance North America, Inc.)(a)	5.00%	12/01/28	2,000	2,026,180

Myrtle Beach (City of); Series 2004 A, Hospitality Fee RB (INS–Financial Guaranty Insurance Co.)(a)	5.38%	06/01/24	1,150	1,194,896

South Carolina (State of) Jobs-Economic Development Authority (Bon Secours Health System, Inc.);
Series 2002 A, RB(b)(c)	5.50%	11/15/12	460	516,249

Series 2002 B, RB	5.50%	11/15/23	1,555	1,569,695

South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2000 A, Hospital Facilities Improvement RB(b)(c)	7.13%	12/15/10	1,000	1,073,250

Series 2003 A, Ref. Hospital Facilities RB	6.13%	08/01/23	1,500	1,546,815

Series 2003 A, Ref. Hospital Facilities RB	6.25%	08/01/31	1,000	1,016,250

South Carolina (State of) Transportation Infrastructure Bank;
Series 2001 A, RB(b)(c)	5.00%	10/01/11	1,000	1,071,740

Series 2004 A, RB (INS–Ambac Assurance Corp.)(a)	5.25%	10/01/24	2,000	2,116,000

Spartanburg (City of); Series 2007 A, Ref. Waterworks RB (INS–Assured Guaranty Municipal Corp.)(a)	4.38%	06/01/28	1,000	1,002,100

Spartanburg (County of) Regional Health Services District; Series 2008 D, Ref. RB (INS–Assured Guaranty Ltd.)(a)	4.50%	04/15/25	1,000	995,610

				18,047,999

South Dakota–1.39%
Aberdeen (City of) School District No. 6-1; Series 2000, Unlimited Tax GO(b)(c)	5.45%	01/01/11	3,940	4,113,439

South Dakota (State of) Building Authority; Series 2007, RB (INS–Financial Guaranty Insurance Co.)(a)	4.50%	06/01/30	2,675	2,678,130

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

South Dakota–(continued)

South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB (INS–Assured Guaranty Ltd.)(a)	5.50%	08/01/38	$1,000	$1,048,740

South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/28	500	533,780

				8,374,089

Tennessee–0.33%
Johnson City (City of); Series 2009, Ref. Unlimited Tax GO	5.00%	06/01/31	750	776,948

Tennessee (State of) Energy Acquisition Corp.; Series 2006 A, Gas RB	5.00%	09/01/16	1,200	1,235,592

				2,012,540

Texas–16.34%
Beaumont (City of); Series 2008, Limited Tax GO Ctfs. (INS–Assured Guaranty Ltd.)(a)	5.00%	03/01/30	1,000	1,035,870

Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Tax-Exempt Venue RB (INS–Berkshire Hathaway Assurance Corp.)(a)	5.00%	08/15/39	1,000	1,022,850

Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB	5.00%	05/01/39	1,500	1,457,295

Brazos (County of) Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities IDR(b)(e)	5.90%	05/01/28	1,000	984,580

Bridgestone Municipal Utility District; Series 2009 B, Unlimited Tax GO (INS–Assured Guaranty Ltd.)(a)	4.75%	11/01/32	1,150	1,146,757

Bryan (City of); Series 2009, Electric System RB	5.00%	07/01/34	1,000	1,006,660

Carroll (City of) Independent School District; Series 2001, Unlimited Tax GO(b)(c)	5.25%	02/15/11	955	1,001,060

Cisco (City of) Junior College District; Series 2002, Ref. Consolidated Fund RB (INS–Ambac Assurance Corp.)(a)	5.25%	07/01/26	1,000	1,036,320

Cleveland (City of) Independent School District; Series 2001, Unlimited Tax GO(b)(c)	5.13%	02/01/11	1,680	1,755,936

Comal (County of) Independent School District; Series 2001, Ref. School Building Unlimited Tax GO(b)(c)	5.25%	02/01/11	1,130	1,182,387

Corpus Christi (City of) Independent School District; Series 2009, School Building Unlimited Tax GO	5.38%	08/15/30	2,000	2,167,380

Corpus Christi (City of); Series 2009, Improvement Utility System RB (INS–Assured Guaranty Ltd.)(a)	5.25%	07/15/33	1,500	1,549,200

Dallas (City of); Series 2007, Ref. Waterworks & Sewer System RB (INS–Ambac Assurance Corp.)(a)	4.50%	10/01/27	4,000	4,141,720

Denton (City of); Series 2000 A, Utility System RB(b)(c)	5.40%	12/01/10	1,000	1,039,440

Galena Park (City of) Independent School District; Series 1996, Ref. Capital Appreciation Unlimited Tax GO (CEP–Texas Permanent School Fund)(d)	6.37%	08/15/23	2,000	1,145,300

Grapevine (City of); Series 2000, Limited Tax GO Ctfs.(b)(c)	5.88%	08/15/10	1,610	1,653,389

Harris (County of) Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/28	825	798,922

Harris (County of) Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.25%	11/15/35	1,000	1,044,030

Harris (County of) Health Facilities Development Corp. (Memorial Hermann Health Care); Series 2001 A, Hospital RB(b)(c)	6.38%	06/01/11	750	813,540

Harris (County of) Health Facilities Development Corp. (St. Luke’s Episcopal Hospital);
Series 2001 A, RB(b)(c)	5.38%	08/15/11	1,000	1,072,370

Series 2002, RB(b)(c)	5.13%	08/15/12	1,000	1,107,780

Harris (County of) Health Facilities Development Corp. (Texas Children’s Hospital); Series 1999 A, Hospital RB(c)	5.25%	10/01/29	2,000	2,027,700

Harris (County of)-Houston (City of) Sports Authority; Series 2001 B, Ref. Jr. Lien Special RB (INS–National Public Finance Guarantee Corp.)(a)	5.25%	11/15/40	5,000	4,634,200

Harris (County of); Series 2002, Ref. Limited Tax GO(b)(c)	5.13%	08/15/12	2,000	2,214,000

Harris (County of) Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	2,000	2,041,540

Houston (City of);
Series 2000 B, Airport System Sub. Lien RB(b)(c)	5.50%	07/01/10	1,000	1,018,650

Series 2009 A, Ref. Airport System Sr. Lien RB	5.50%	07/01/34	750	804,900

Keller (City of) Independent School District; Series 2001, Ref. Unlimited Tax GO(b)(c)	5.25%	08/15/11	1,775	1,900,208

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Laredo (City of) Community College District;
Series 2002, Limited Tax GO(b)(c)	5.25%	08/01/12	$1,000	$1,109,330

Series 2002, Limited Tax GO(b)(c)	5.25%	08/01/12	1,000	1,109,330

Little Elm (City of) Independent School District; Series 2000, Unlimited Tax GO(b)(c)	6.13%	08/15/10	980	1,007,420

Lufkin (City of) Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. and Improvement RB	6.00%	02/15/24	2,500	2,522,350

Nacogdoches (City of) Independent School District; Series 2001, Ref. Unlimited Tax GO(b)(c)	5.30%	02/15/11	2,480	2,600,826

North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	1,000	1,078,360

Series 2008 A-AGC-ICC, Ref. First Tier System RB	5.63%	01/01/33	1,500	1,597,170

Series 2008 F, Ref. Second Tier System RB	6.13%	01/01/31	1,000	1,047,580

Series 2008 K-1, Ref. First Tier System RB (INS–Assured Guaranty Ltd.)(a)	5.75%	01/01/38	1,530	1,658,918

Parker (County of); Series 2009, Unlimited Tax GO Road Bonds (INS–Assured Guaranty Ltd.)(a)	5.13%	02/15/31	1,000	1,047,950

Pasadena (City of); Series 2002, Limited Tax GO Ctfs.(b)(c)	5.25%	04/01/11	2,000	2,108,700

Pflugerville (City of) Independent School District; Series 2000, Unlimited Tax GO(b)(c)	5.50%	08/15/10	1,615	1,655,763

Pflugerville (City of);
Series 2009, Limited Tax GO (INS–Assured Guaranty Ltd.)(a)	5.30%	08/01/31	860	914,679

Series 2009, Limited Tax GO Ctfs. (INS–Assured Guaranty Ltd.)(a)	5.38%	08/01/32	755	804,098

Pharr San Juan Alamo Independent School District; Series 2006, Ref. Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.13%	02/01/24	1,010	1,103,627

Plano (City of); Series 2000, Limited Tax GO(b)(c)	5.88%	09/01/10	850	875,117

Richardson (City of) Independent School District; Series 2008, School Building Unlimited Tax GO	5.25%	02/15/33	1,000	1,072,930

Richardson (City of); Series 2001, Limited Tax GO Ctfs.	5.00%	02/15/19	1,720	1,789,075

Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO (INS–Assured Guaranty Ltd.)(a)	5.25%	02/15/31	500	528,550

San Angelo (City of); Series 2001, Ref. & Improvement Waterworks & Sewer System RB(c)	5.25%	04/01/19	1,000	1,045,630

San Antonio (City of); Series 2000 A, Limited Tax GO(b)(c)	5.38%	02/01/11	1,185	1,241,311

Schertz-Cibolo-Universal City Independent School District; Series 2001, Ref. & Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.13%	08/01/25	1,535	1,611,090

Southlake (City of); Series 2004, Ref. Limited Tax GO (INS–Ambac Assurance Corp.)(a)	5.20%	02/15/26	1,000	1,046,390

Spring Independent School District; Series 2005, Schoolhouse Unlimited Tax GO (INS–Financial Guaranty Insurance Co.)(a)	5.00%	08/15/24	1,650	1,726,527

Tarrant (County of) Cultural Education Facilities Finance Corp. (CHRISTUS Health); Series 2008 A, Ref. RB (INS–Assured Guaranty Ltd.)(a)	6.25%	07/01/28	1,340	1,481,678

Texas (State of); Series 2001 A, Ref. Water Development Unlimited Tax GO	5.25%	08/01/35	1,840	1,867,398

Texas City (City of) Independent School District; Series 2008, School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	4.50%	08/15/30	500	506,485

Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/27	1,325	1,374,078

Town Center Improvement District;
Series 2001, Sales & Hotel Occupancy Tax RB (INS–Financial Guaranty Insurance Co.)(a)	5.13%	03/01/21	2,500	2,531,250

Series 2001, Sales & Hotel Occupancy Tax RB (INS–Financial Guaranty Insurance Co.)(a)	5.13%	03/01/23	1,000	1,009,950

Series 2001, Sales & Hotel Occupancy Tax RB (INS–Financial Guaranty Insurance Co.)(a)	5.25%	03/01/27	2,800	2,819,460

United Independent School District; Series 2000, Unlimited Tax GO(c)	5.13%	08/15/26	1,000	1,067,630

University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/29	1,000	1,058,500

Waxahachie Independent School District;
Series 2002, Ref. School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.25%	08/15/26	3,400	3,579,146

Series 2002, Ref. School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.38%	08/15/27	2,000	2,070,680

Series 2002, Ref. School Building Unlimited Tax GO (CEP–Texas Permanent School Fund)	5.25%	08/15/30	2,890	2,988,664

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

Texas–(continued)

Ysleta (City of) Independent School District Public Facilities Corp.; Series 2001, Ref. Lease RB (INS–Ambac Assurance Corp.)(a)	5.38%	11/15/24	$1,300	$1,310,673

				98,772,297

Utah–0.63%
Pleasant Grove (City of); Series 2008, Water RB (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	12/01/33	710	745,017

Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	06/15/36	1,050	1,100,431

Utah Housing Corp.; Series 2009 C, Class II, Single Family Mortgage RB	5.00%	07/01/31	1,000	1,011,850

Washington City (City of); Series 2003, Sales Tax RB (INS–Ambac Assurance Corp.)(a)	5.00%	11/15/23	915	938,763

				3,796,061

Vermont–0.55%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/39	1,265	1,311,033

Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care);
Series 2000 A, Hospital RB (INS–Ambac Assurance Corp.)(a)	6.00%	12/01/23	1,000	1,007,860

Series 2004 B, RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	12/01/34	1,000	992,900

				3,311,793

Virginia–1.85%
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 1993, IDR (INS–Assured Guaranty Municipal Corp.)(a)	5.25%	08/15/19	1,000	1,108,360

Fauquier (County of) Industrial Development Authority;
Series 2002, Hospital IDR (INS–Radian Asset Assurance, Inc.)(a)	5.50%	10/01/17	500	527,200

Series 2002, Hospital IDR (INS–Radian Asset Assurance, Inc.)(a)	5.25%	10/01/31	1,000	984,710

Henrico (County of) Economic Development Authority (Virginia United Methodist Homes); Series 2002 A, Ref. Residential Care Facilities RB	6.50%	06/01/22	2,000	2,023,160

King George (County of) Industrial Development Authority; Series 2004, Lease IDR (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	03/01/25	1,100	1,144,462

New River Valley Regional Jail Authority; Series 2008, Ref. RB (INS–National Public Finance Guarantee Corp.)(a)	4.50%	10/01/32	1,155	1,087,721

Richmond (City of); Series 2004, Public Utility RB (INS–Assured Guaranty Municipal Corp.)(a)	5.00%	01/15/27	1,560	1,652,337

Virginia (State of) Housing Development Authority; Series 2000 D, RB(e)	5.70%	04/01/11	1,500	1,519,125

Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB	6.00%	12/01/32	1,000	1,121,410

				11,168,485

Washington–2.04%
Everett (City of) Public Facilities District; Series 2007 A, Limited Sales Tax & Interlocal RB	5.00%	12/01/23	1,135	1,168,834

King (County of); Series 2009, Sewer Limited Tax GO	5.00%	01/01/30	1,000	1,070,380

Klickitat (County of) Public Utility District No. 1;
Series 2006 B, Ref. Electric RB (INS–Financial Guaranty Insurance Co.)(a)	5.00%	12/01/23	3,000	3,079,560

Series 2006 B, Ref. Electric RB (INS–Financial Guaranty Insurance Co.)(a)	5.00%	12/01/24	2,000	2,095,640

Seattle (Port of); Series 2005 A, Ref. Intermediate Lien RB (INS–National Public Finance Guarantee Corp.)(a)	5.00%	03/01/35	1,000	1,002,190

Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2005, RB	5.38%	12/01/22	500	501,800

Series 2007, RB	5.63%	12/01/25	2,000	1,997,120

Washington (State of) Health Care Facilities Authority (Providence Health System); Series 2001 A, RB (INS–National Public Finance Guarantee Corp.)(a)	5.25%	10/01/21	1,400	1,427,398

				12,342,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22        AIM Municipal Bond Fund

			Principal
	Interest	Maturity	Amount
	Rate	Date	(000)	Value

West Virginia–0.17%
West Virginia (State of) Hospital Finance Authority (Camden-Clark Memorial Hospital Corp.); Series 2009 A, Hospital Improvement RB (INS–Assured Guaranty Ltd.)(a)	5.88%	02/15/34	$1,000	$1,031,250

Wisconsin–1.45%
Adams-Friendship Area School District; Series 1996, Ref. Unlimited Tax GO (INS–Ambac Assurance Corp.)(a)	6.50%	04/01/15	1,340	1,607,276

Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–Assured Guaranty Ltd.)(a)	5.13%	02/15/30	1,500	1,501,710

Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	750	743,738

Wisconsin (State of) Health & Educational Facilities Authority (Marquette University); Series 2008 B-1, Ref. RB	5.00%	10/01/33	1,000	991,740

Wisconsin (State of) Health & Educational Facilities Authority (Sinai Samaritan Medical Center Inc.); Series 1996, RB (INS–National Public Finance Guarantee Corp.)(a)	5.75%	08/15/16	1,375	1,376,457

Wisconsin (State of); Series 2000 C, Unlimited Tax GO(b)(c)	5.50%	05/01/10	2,500	2,523,450

				8,744,371

TOTAL INVESTMENTS(f)–97.96% (Cost $565,223,110)				592,032,136

OTHER ASSETS LESS LIABILITIES–2.04%				12,306,858

NET ASSETS–100.00%				$604,338,994

Investment Abbreviations:

CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation Bonds
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
MFH	– Multi-Family Housing
PCR	– Pollution Control Revenue Bonds
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
Sr.	– Senior
Sub.	– Subordinated
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(e)	Security subject to the alternative minimum tax.
(f)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage

Assured Guaranty Municipal Corp.	9.96%

National Public Finance Guarantee Corp.	9.45

Assured Guaranty Ltd.	8.86

Financial Guaranty Insurance Co.	6.47

Ambac Assurance Corp.	5.13

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23        AIM Municipal Bond Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $565,223,110)	$592,032,136

Receivables for:
Investments sold	3,879,228

Fund shares sold	5,821,135

Interest	7,011,774

Investment for trustee deferred compensation and retirement plans	78,671

Other assets	41,081

Total assets	608,864,025

Liabilities:
Payables for:
Investments purchased	1,962,500

Fund shares reacquired	1,356,454

Amount due custodian	221,471

Dividends	569,853

Accrued fees to affiliates	213,860

Accrued other operating expenses	58,773

Trustee deferred compensation and retirement plans	142,120

Total liabilities	4,525,031

Net assets applicable to shares outstanding	$604,338,994

Net assets consist of:
Shares of beneficial interest	$580,389,997

Undistributed net investment income	777,408

Undistributed net realized gain (loss)	(3,637,437)

Unrealized appreciation	26,809,026

$604,338,994

Net Assets:
Class A	$407,725,133

Class B	$13,595,903

Class C	$45,087,825

Class Y	$7,204,198

Investor Class	$130,725,935

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	51,436,643

Class B	1,712,115

Class C	5,692,112

Class Y	908,388

Investor Class	16,483,087

Class A:
Net asset value per share	$7.93

Maximum offering price per share
(Net asset value of $7.93 divided by 95.25%)	$8.33

Class B:
Net asset value and offering price per share	$7.94

Class C:
Net asset value and offering price per share	$7.92

Class Y:
Net asset value and offering price per share	$7.93

Investor Class:
Net asset value and offering price per share	$7.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24        AIM Municipal Bond Fund

Statement of Operations

For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

	Seven months
	ended	Year ended
	February 28,	July 31,
	2010	2009

Investment income:
Interest	$17,394,072	$28,743,826

Expenses:
Advisory fees	1,450,425	2,323,402

Administrative services fees	101,371	161,301

Custodian fees	11,068	23,238

Distribution fees:
Class A	567,239	892,421

Class B	86,494	178,215

Class C	236,754	266,425

Investor Class	148,814	188,569

Transfer agent fees	255,566	428,595

Trustees’ and officers’ fees and benefits	20,557	36,444

Other	149,160	283,460

Total expenses	3,027,448	4,782,070

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(901,729)	(660,581)

Net expenses	2,125,719	4,121,489

Net investment income	15,268,353	24,622,337

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	600,386	(3,007,205)

Change in net unrealized appreciation (depreciation) of investment securities	15,730,997	(3,491,562)

Net realized and unrealized gain (loss)	16,331,383	(6,498,767)

Net increase in net assets resulting from operations	$31,599,736	$18,123,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25        AIM Municipal Bond Fund

Statement of Changes in Net Assets

For the period August 1, 2009 to February 28, 2010 and the years ended July 31, 2009 and 2008

	Seven months
	ended	Year ended	Year ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$15,268,353	$24,622,337	$23,789,378

Net realized gain (loss)	600,386	(3,007,205)	(1,163,836)

Change in net unrealized appreciation (depreciation)	15,730,997	(3,491,562)	(11,242,395)

Net increase in net assets resulting from operations	31,599,736	18,123,570	11,383,147

Distributions to shareholders from net investment income:
Class A	(10,291,978)	(16,141,213)	(16,234,801)

Class B	(327,210)	(673,425)	(871,825)

Class C	(902,868)	(996,100)	(633,474)

Class Y	(179,055)	(464,754)	—

Investor Class	(3,551,953)	(5,767,559)	(5,886,447)

Total distributions from net investment income	(15,253,064)	(24,043,051)	(23,626,547)

Share transactions-net:
Class A	23,661,656	(8,469,215)	23,281,052

Class B	(2,897,529)	(4,439,095)	(7,825,952)

Class C	7,904,074	15,647,118	5,853,792

Class Y	1,161,693	5,420,219	—

Investor Class	807,172	(2,702,767)	(6,074,225)

Net increase in net assets resulting from share transactions	30,637,066	5,456,260	15,234,667

Net increase (decrease) in net assets	46,983,738	(463,221)	2,991,267

Net assets:
Beginning of year	557,355,256	557,818,477	554,827,210

End of year (includes undistributed net investment income of $777,408, $762,119 and $175,824, respectively)	$604,338,994	$557,355,256	$557,818,477

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Municipal Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is a high level of current income exempt from federal income taxes, consistent with the preservation of principal.
  The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size

26        AIM Municipal Bond Fund

trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Securities with a demand feature exercisable within one to seven days are valued at par. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.
Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund may invest up to 20% of its net assets in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

27        AIM Municipal Bond Fund

  The value of, payment of interest on, repayment of principal for and the ability of the Fund to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers in which the Fund invests are located.
  Many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund.
  There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 0.57%, 1.32%, 1.32%, 0.32% and 0.57%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Adviser waived advisory fees of $898,423 and $655,325, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $190 and $546, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of the each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $39,314 in front-end sales commissions

28        AIM Municipal Bond Fund

from the sale of Class A shares and $95, $20,030 and $3,278 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $72,569 in front-end sales commissions from the sale of Class A shares and $6,992, $27,073 and $4,841 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Municipal Obligations	$—	$592,032,136	$—	$592,032,136

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period August 1, 2009 to February 28, 2010, the Fund engaged in securities purchases of $7,201,346. For the year ended July 31, 2009, the Fund engaged in securities sales of $1,375,466, which resulted in net realized gains (losses) of $0.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,116 and $4,710, respectively.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,561 and $4,536, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and

29        AIM Municipal Bond Fund

Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income — Tax Exempt	$15,227,495	$23,999,025	$23,567,458

Ordinary income — Taxable	25,569	44,026	59,089

Total distributions	$15,253,064	$24,043,051	$23,626,547

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$896,187

Net unrealized appreciation — investments	26,732,337

Temporary book/tax differences	(144,000)

Capital loss carryforward	(3,535,527)

Shares of beneficial interest	580,389,997

Total net assets	$604,338,994

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2016	$582,042

February 28, 2017	1,133,096

February 28, 2018	1,820,389

Total capital loss carryforward	$3,535,527

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $90,784,498 and $69,842,771, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$30,409,696

Aggregate unrealized (depreciation) of investment securities	(3,677,359)

Net unrealized appreciation of investment securities	$26,732,337

Cost of investments for tax purposes is $565,299,799.

30        AIM Municipal Bond Fund

NOTE 10—Share Information

	Summary of Share Activity

	Seven months ended		Year ended July 31,
	February 28, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	7,976,983	$63,001,088	14,982,060	$112,624,068	13,233,915	$105,104,857

Class B	260,048	2,052,761	834,813	6,319,103	1,092,272	8,765,045

Class C	1,552,854	12,239,672	2,859,563	21,475,909	1,486,644	11,774,529

Class Y(b)	359,859	2,848,003	3,798,978	28,598,172	—	—

Investor Class	1,160,760	9,197,479	887,261	6,702,220	515,283	4,085,506

Issued as reinvestment of dividends:
Class A	958,081	7,573,572	1,560,231	11,770,003	1,441,014	11,349,378

Class B	28,105	222,596	52,691	398,857	64,925	512,289

Class C	84,283	666,551	97,070	733,990	54,588	429,451

Class Y	16,461	130,166	25,883	197,122	—	—

Investor Class	331,820	2,624,030	545,103	4,117,303	543,345	4,285,895

Automatic conversion of Class B shares to Class A shares:
Class A	301,269	2,377,532	760,132	5,764,557	816,574	6,447,935

Class B	(300,628)	(2,377,532)	(758,940)	(5,764,557)	(815,279)	(6,447,935)

Reacquired:
Class A(b)	(6,257,130)	(49,290,536)	(18,526,270)	(138,627,843)	(12,604,281)	(99,621,118)

Class B	(355,647)	(2,795,354)	(717,728)	(5,392,498)	(1,346,402)	(10,655,351)

Class C	(633,713)	(5,002,149)	(877,634)	(6,562,781)	(803,139)	(6,350,188)

Class Y	(228,083)	(1,816,476)	(3,064,710)	(23,375,075)	—	—

Investor Class(b)	(1,393,356)	(11,014,337)	(1,792,949)	(13,522,290)	(1,823,520)	(14,445,626)

Net increase in share activity	3,861,966	$30,637,066	665,554	$5,456,260	1,855,939	$15,234,667

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 5% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	1,919,936	$14,322,721

Class A	(1,904,631)	(14,208,544)

Investor Class	(15,285)	(114,177)

NOTE 11—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

31        AIM Municipal Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
										expenses		expenses
				Net gains						to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends				net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Seven months ended 02/28/10	$7.70	$0.21	(c)	$0.23	$0.44	$(0.21)	$7.93	5.73%	$407,725	0.57	%(d)	0.83	%(d)	4.55	%(d)	12%
Year ended 07/31/09	7.78	0.35	(c)	(0.09)	0.26	(0.34)	7.70	3.55	373,124	0.74		0.86		4.63		31
Year ended 07/31/08	7.94	0.34	(c)	(0.17)	0.17	(0.33)	7.78	2.23	386,383	0.84		0.84		4.25		29
Year ended 07/31/07	7.99	0.34		(0.05)	0.29	(0.34)	7.94	3.62	371,585	0.84		0.84		4.19		23
Year ended 07/31/06	8.16	0.35		(0.16)	0.19	(0.36)	7.99	2.34	324,531	0.86		0.86		4.36		19
Year ended 07/31/05	8.01	0.36		0.16	0.52	(0.37)	8.16	6.55	263,013	0.84		0.85		4.46		7

Class B
Seven months ended 02/28/10	7.71	0.17	(c)	0.23	0.40	(0.17)	7.94	5.27	13,596	1.32	(d)	1.58	(d)	3.80	(d)	12
Year ended 07/31/09	7.79	0.29	(c)	(0.09)	0.20	(0.28)	7.71	2.78	16,046	1.49		1.61		3.88		31
Year ended 07/31/08	7.95	0.28	(c)	(0.16)	0.12	(0.28)	7.79	1.46	20,797	1.59		1.59		3.50		29
Year ended 07/31/07	8.00	0.28		(0.05)	0.23	(0.28)	7.95	2.85	29,224	1.59		1.59		3.44		23
Year ended 07/31/06	8.17	0.29		(0.16)	0.13	(0.30)	8.00	1.58	40,352	1.61		1.61		3.61		19
Year ended 07/31/05	8.02	0.30		0.16	0.46	(0.31)	8.17	5.76	55,112	1.59		1.60		3.71		7

Class C
Seven months ended 02/28/10	7.70	0.17	(c)	0.22	0.39	(0.17)	7.92	5.14	45,088	1.32	(d)	1.58	(d)	3.80	(d)	12
Year ended 07/31/09	7.77	0.29	(c)	(0.08)	0.21	(0.28)	7.70	2.91	36,085	1.49		1.61		3.88		31
Year ended 07/31/08	7.94	0.28	(c)	(0.18)	0.10	(0.27)	7.77	1.33	20,283	1.59		1.59		3.50		29
Year ended 07/31/07	7.98	0.28		(0.04)	0.24	(0.28)	7.94	2.98	14,853	1.59		1.59		3.44		23
Year ended 07/31/06	8.16	0.29		(0.17)	0.12	(0.30)	7.98	1.45	17,887	1.61		1.61		3.61		19
Year ended 07/31/05	8.00	0.30		0.17	0.47	(0.31)	8.16	5.90	19,084	1.59		1.60		3.71		7

Class Y
Seven months ended 02/28/10	7.70	0.22	(c)	0.23	0.45	(0.22)	7.93	5.88	7,204	0.32	(d)	0.58	(d)	4.80	(d)	12
Year ended 07/31/09(e)	7.46	0.30	(c)	0.24	0.54	(0.30)	7.70	7.34	5,855	0.46	(f)	0.61	(f)	4.91	(f)	31

Investor Class
Seven months ended 02/28/10	7.71	0.21	(c)	0.22	0.43	(0.21)	7.93	5.65	130,726	0.52	(d)	0.78	(d)	4.60	(d)	12
Year ended 07/31/09	7.79	0.36	(c)	(0.09)	0.27	(0.35)	7.71	3.67	126,245	0.64		0.76		4.73		31
Year ended 07/31/08	7.95	0.35	(c)	(0.17)	0.18	(0.34)	7.79	2.35	130,356	0.72		0.72		4.37		29
Year ended 07/31/07	7.99	0.35		(0.04)	0.31	(0.35)	7.95	3.88	139,164	0.71		0.71		4.32		23
Year ended 07/31/06	8.17	0.36		(0.17)	0.19	(0.37)	7.99	2.35	147,982	0.72		0.72		4.50		19
Year ended 07/31/05	8.02	0.37		0.16	0.53	(0.38)	8.17	6.70	160,879	0.74		0.75		4.56		7

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $390,645, $14,892, $40,762, $6,453 and $132,161 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

32        AIM Municipal Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Municipal Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

33        AIM Municipal Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009, through February 28, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,038.60	$2.88	$1,021.97	$2.86	0.57%

B	1,000.00	1,034.70	6.66	1,018.25	6.61	1.32

C	1,000.00	1,034.70	6.66	1,018.25	6.61	1.32

Investor	1,000.00	1,039.00	2.63	1,022.22	2.61	0.52

Y	1,000.00	1,039.80	1.62	1,023.21	1.61	0.32

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

34        AIM Municipal Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Tax-Exempt Interst Dividends*	99.83%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35        AIM Municipal Bond Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers – (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC
		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®
		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)
		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.
		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.
		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Aim Investment Services, Inc.	Bank of New York Mellon
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	2 Hanson Place
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Brooklyn, NY 11217-1431

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

MBD-AR-1	Invesco Aim Distributors, Inc.

AIM Real Estate Fund

Annual Report to Shareholders	▪ February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
15	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Real Estate Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary
During the seven months ended February 28, 2010, the economy showed signs of improvement, fueling equity markets’ continued upward trajectory. Real estate investment trusts (REITs) benefited from improvements in credit markets and increased access to capital through debt refinancing and secondary equity offerings.
     All share classes of AIM Real Estate Fund, at net asset value (NAV), delivered positive returns over the period and outperformed the broad market, as measured by the S&P 500 Index. The Fund, however, underperformed its style-specific benchmark, the FTSE NAREIT Equity REITs Index, as a result of stock selection in the shopping center and apartment property sectors. Additionally, health care REITs hurt relative performance on the basis of stock selection and overweight exposure to the sector, which underperformed the index. Modest cash holdings also impaired the Fund’s performance as the REIT market, as measured by the FTSE NAREIT Equity REITs Index, generated a 31.78% return for the seven-month period.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	28.59%

Class B Shares	28.09

Class C Shares	28.09

Class R Shares	28.42

Class Y Shares	28.74

Investor Class Shares	28.63

Institutional Class Shares	28.97

S&P 500 Index▼ (Broad Market Index)	13.26

FTSE NAREIT Equity REITs Index■ (Style-Specific Index)	31.78

Lipper Real Estate Funds Index▼ (Peer Group Index)	29.64

▼ Lipper Inc.; ■Invesco, Bloomberg L.P.

How we invest
Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a Fund focused on total return that will perform at or above index levels with comparable levels of risk. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation, and management and structure review to identify securities with:
■	Quality underlying properties.

■	Solid management teams and flexible balance sheets.

■	Attractive valuations relative to peer investment alternatives.
We attempt to manage risk by
diversifying property types and geographic location as well as limiting the size of any one holding.
We will consider selling a holding when:
■	Relative valuation falls below desired levels.

■	Risk/return relationships change significantly.

■	Company fundamentals change (property type, geography or management changes).

■	A more attractive investment opportunity is identified.

Market conditions and your Fund
The U.S. economy provided signs of improvement during the period, offering indications that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to a private economic recovery was uncertain. The U.S. Federal Reserve’s (the Fed) federal funds target rate remained quite low, in a range of between zero and 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with increases of 2.2% and 5.6% for the third and fourth quarter of 2009, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index, remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained quite weak. Unemployment, after climbing steadily throughout 2009, fell slightly to a rate of 9.7% nationwide in February 2010.3
     Given this environment, the U.S. REIT market, as measured by the FTSE NAREIT Equity REITs Index, produced a gain for the period and outperformed the broad market, measured by the S&P 500 Index. The Fund, however, underperformed its style-specific benchmark, the FTSE NAREIT Equity REITs Index, as a result of security selection in shopping center and apartment REITs. Additionally, health care REITs hurt relative performance on the basis of stock selection and over-

Portfolio Composition
By property type

Apartments	14.9%

Healthcare	13.3

Regional Malls	12.7

Office	12.6

Specialty Properties	8.6

Shopping Centers	8.1

Lodging-Resorts	7.9

Industrial	5.3

Diversified	5.2

Self Storage Facilities	4.5

Industrial/Office: Mixed	2.9

Properties each less than 2.0% of portfolio	2.5

Money Market Funds
Plus Other Assets Less Liabilities	1.5

Total Net Assets	$1.3 billion

Total Number of Holdings*	78

Top 10 Equity Holdings*

1.	Simon Property Group, Inc.	9.7%

2.	Equity Residential	4.9

3.	Host Hotels & Resorts Inc.	4.9

4.	Digital Realty Trust, Inc.	4.7

5.	Vornado Realty Trust	4.6

6.	Boston Properties, Inc.	4.6

7.	Public Storage	4.5

8.	Ventas, Inc.	4.4

9.	Health Care REIT, Inc.	3.4

10.	ProLogis	3.2
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM Real Estate Fund

weight exposure to the sector, which underperformed the index. Modest cash holdings also impaired the Fund’s performance given the strong equity rally over the seven-month reporting period. On the positive side, our security selection in the office property and the specialty property sectors, as well as our lack of holdings in the freestanding property sector, benefited the Fund’s relative performance.
     Top contributors during the period included Simon Property Group and Vornado Realty Trust. Recent equity offerings and debt refinancing by Simon Property Group, a REIT which offered an attractive portfolio of top-tier U.S. regional malls, covered near-term debt maturities and provided necessary capital for future acquisition opportunities. Similarly, Vornado’s recent equity offering provided liquidity for new acquisitions of higher returning office and retail properties in Manhattan. Rental fundamentals in Manhattan appear to have stabilized.
     Hospitality Properties Trust and Omega Healthcare, however, were top detractors from Fund performance during the period. Hospitality Properties Trust (HPT) was not a Fund holding for most of the period due to a less favorable growth profile relative to other opportunities in the hotel sector. HPT had a less favorable growth profile due to lower operating leverage from its owned hotels and its rent exposure to less favorable travel centers. Despite fundamental weakness, HPT participated in the strong performance of the hotel sector.
     As economic conditions improved during the first two months of 2010, we reduced the Fund’s exposure to the health care sector. We sold our holdings in Omega Healthcare during the period as a result of its less attractive valuation relative to the health care property sector. During the recent equity market rally, many companies with higher leverage and/or greater potential fundamental declines outperformed as a measure of stability returned to the financial markets amid indications of stabilizing economic data and improved credit spreads/availability of capital.
     Because volatility in the market has continued at elevated levels, we remained active in portfolio positioning given changes in relative value between stocks. Across sectors, we added to certain positions whose valuations began to reflect a bottoming in operating fundamentals. In addition, we reduced exposure to several relatively low risk stocks whose valuations appeared relatively rich.
     We remained committed to owning quality real estate companies that we believe may benefit from relatively better sector trends. We continued to manage risk by holding a portfolio diversified by property type and geographic location. Lower leveraged companies with above average levels of dividend coverage remained favored in the portfolio.
     We thank you for your continued investment in AIM Real Estate Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Joe Rodriguez, Jr.
Senior portfolio manager, is lead manager of AIM Real Estate Fund. He is head of real estate securities for Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez began his investment career in 1983 and joined Invesco in 1990. He earned his B.B.A. in economics and finance as well as his M.B.A. in finance from Baylor University.
Mark Blackburn
Chartered Financial Analyst, portfolio manager, is manager of AIM Real Estate Fund. He joined Invesco in 1998.
Mr. Blackburn earned a B.S. in accounting from Louisiana State University and an M.B.A. from Southern Methodist University. He is also a Certified Public Accountant.
Paul Curbo
Chartered Financial Analyst, portfolio manager, is manager of AIM Real Estate Fund. He joined Invesco in 1998.
Mr. Curbo earned a B.B.A. in finance from The University of Texas.
James Trowbridge
Portfolio manager, is manager of AIM Real Estate Fund. He joined Invesco in 1989. Mr. Trowbridge earned a B.A. in finance from Indiana University.
Darin Turner
Portfolio manager, is manager of AIM Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a B.B.A. in finance from the University of Texas at Arlington and an M.B.A. specializing in investments from Southern Methodist University.
Ping Ying Wang
Chartered Financial Analyst, portfolio manager, is manager of AIM Real Estate Fund. She earned a B.S. in international finance from the People’s University of China and a Ph.D. in finance from the University of Texas at Dallas.
Assisted by the Real Estate Team

5	AIM Real Estate Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Index data from 4/30/95, Fund data from 5/1/95

1	Lipper Inc.

2	Invesco, Bloomberg L.P.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	AIM Real Estate Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares

Inception (12/31/96)	7.84%

10 Years	11.72

5 Years	1.55

1 Year	77.86

Class B Shares

Inception (3/3/98)	7.25%

10 Years	11.73

5 Years	1.68

1 Year	81.99

Class C Shares

Inception (5/1/95)	9.56%

10 Years	11.57

5 Years	1.95

1 Year	85.85

Class R Shares

10 Years	12.15%

5 Years	2.47

1 Year	87.85

Class Y Shares

10 Years	12.39%

5 Years	2.76

1 Year	88.67

Investor Class Shares

10 Years	12.38%

5 Years	2.72

1 Year	88.19

Institutional Class Shares

10 Years	12.69%

5 Years	3.22

1 Year	89.34
Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (12/31/96)	8.02%

10 Years	11.70

5 Years	0.63

1 Year	22.57

Class B Shares

Inception (3/3/98)	7.44%

10 Years	11.72

5 Years	0.76

1 Year	23.75

Class C Shares

Inception (5/1/95)	9.75%

10 Years	11.55

5 Years	1.02

1 Year	27.76

Class R Shares

10 Years	12.12%

5 Years	1.53

1 Year	29.35

Class Y Shares

10 Years	12.37%

5 Years	1.83

1 Year	30.01

Investor Class Shares

10 Years	12.36%

5 Years	1.78

1 Year	29.73

Institutional Class Shares

10 Years	12.66%

5 Years	2.28

1 Year	30.49
applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end perfor-
mance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.44%, 2.19%, 2.19%, 1.69%, 1.19%, 1.44% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

continued from page 8

■	Property type classifications used in this report are generally according to FTSE EPRA/NAREIT Global Real Estate
Index, which is exclusively owned by the FTSE Group, the European Public Real Estate Association (EPRA), the
National Association of Real Estate Investment Trusts (NAREIT) and Euronext Indices BV.

7	AIM Real Estate Fund

AIM Real Estate Fund’s investment objective is high total return through growth of capital and current income.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Because the Fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	Prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

■	Lower rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions, and the secondary markets in which lower rated securities are traded may be less liquid than higher grade securities. The loans in which the Fund may invest are typically noninvestment-grade and involve a greater risk of default on interest and principal payments and of price changes due to the changes in the credit quality of the issuer.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets.

■	The Fund may use enhanced investment techniques such as short sales. Short sales carry the risk of buying a security back at a higher price at which the Fund’s exposure is unlimited.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The FTSE NAREIT Equity REITs Index is an unmanaged index considered representative of U.S. REITs.

■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IARAX
Class B Shares	AARBX
Class C Shares	IARCX
Class R Shares	IARRX
Class Y Shares	IARYX
Investor Class Shares	REINX
Institutional Class Shares	IARIX

8	AIM Real Estate Fund

Schedule of Investments(a)

February 28, 2010

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–95.61%
Apartments–14.88%
American Campus Communities, Inc.	592,658	$16,381,067

AvalonBay Communities, Inc.	299,586	24,392,292

Camden Property Trust	725,170	29,043,059

Equity Residential	1,753,500	63,266,280

Essex Property Trust, Inc.	478,048	41,064,323

Mid-America Apartment Communities, Inc.	326,127	16,939,036

		191,086,057

Developers–0.44%
Conwert Immobilien Invest S.E. (Austria)(b)	111,365	1,225,297

Glorious Property Holdings Ltd. (Hong Kong)(b)	4,806,000	1,904,535

Multiplan Empreendimentos Imobiliarios S.A. (Brazil)	67,900	1,164,472

PDG Realty S.A. Empreendimentos e Participacoes (Brazil)	150,400	1,345,413

		5,639,717

Diversified–4.97%
BGP Holdings PLC (Dominican Repubic)(b)	3,547,941	0

Morguard REIT (Canada)	207,500	2,552,086

Sino Land Co. Ltd. (Hong Kong)	362,000	686,486

Sumitomo Realty & Development Co., Ltd. (Japan)	57,000	1,012,792

Vornado Realty Trust	906,103	59,549,089

		63,800,453

Healthcare–13.08%
Health Care REIT, Inc.	1,042,249	44,149,668

Nationwide Health Properties, Inc.	1,103,923	36,639,204

Senior Housing Properties Trust	1,498,730	31,158,597

Ventas, Inc.	1,267,002	55,988,818

		167,936,287

Industrial/Office: Industrial–5.33%
AMB Property Corp.	477,674	11,626,585

DCT Industrial Trust Inc.	2,561,320	12,601,695

ProLogis	3,216,581	41,461,729

Terreno Realty Corp.(b)	148,500	2,793,285

		68,483,294

Industrial/Office: Mixed–2.91%
Liberty Property Trust	1,209,017	37,394,896

Industrial/Office: Office–12.55%
Alexandria Real Estate Equities, Inc.	502,607	30,970,643

Boston Properties, Inc.	869,838	59,088,095

Derwent London PLC (United Kingdom)	82,690	1,633,024

Highwoods Properties, Inc.	254,611	7,396,450

Kilroy Realty Corp.	562,526	15,936,362

Mack-Cali Realty Corp.	555,135	18,619,228

Piedmont Office Realty Trust Inc.–Class A(b)	320,030	5,360,503

SL Green Realty Corp.	434,221	22,171,324

		161,175,629

Lodging-Resorts–7.89%
DiamondRock Hospitality Co.(b)	1,204,676	10,769,803

Hospitality Properties Trust	303,700	6,672,289

Host Hotels & Resorts Inc.(b)	5,380,455	63,005,128

Pebblebrook Hotel Trust(b)	299,598	6,070,652

Starwood Hotels & Resorts Worldwide, Inc.	384,091	14,864,322

		101,382,194

Real Estate Operating Companies–0.05%
Iguatemi Empresa de Shopping Centers S.A. (Brazil)	37,500	593,328

Regional Malls–12.58%
CapitaMall Trust (Singapore)	504,000	634,616

CBL & Associates Properties, Inc.	408,625	4,858,551

Macerich Co. (The)	835,137	29,764,283

Simon Property Group, Inc.	1,582,652	123,905,825

Taubman Centers, Inc.	62,771	2,431,121

		161,594,396

Self Storage Facilities–4.53%
Big Yellow Group PLC (United Kingdom)(b)	238,675	1,156,363

Public Storage	694,601	57,089,256

		58,245,619

Shopping Centers–7.93%
Acadia Realty Trust	782,336	13,088,481

BR Malls Participacoes S.A. (Brazil)(b)	270,800	3,492,116

Federal Realty Investment Trust	230,092	15,867,144

Regency Centers Corp.	1,107,507	38,397,268

Retail Opportunity Investments Corp.(b)	813,833	8,138,330

Tanger Factory Outlet Centers, Inc.	547,958	22,833,410

		101,816,749

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Real Estate Fund

	Shares	Value

Specialty Properties–8.47%
Digital Realty Trust, Inc.	1,175,424	$60,628,370

Plum Creek Timber Co., Inc.	830,248	29,664,761

Rayonier Inc.	417,680	17,362,957

Unite Group PLC (United Kingdom)(b)	240,000	1,063,596

		108,719,684

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $975,739,274)		1,227,868,303

	Principal
	Amount
Asset-Backed Securities–1.25%
Banc of America Commercial Mortgage, Inc. Series 2001-PB1, Class E, Pass Through Ctfs., 6.23%, 05/11/35	$2,700,000	2,779,105

Commercial Mortgage Pass Through Certificates–Series 2001-J1A, Class C, Variable Rate Pass Through Ctfs., 6.83%, 02/16/34(c)(d)	2,700,000	2,739,474

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-TFLA, Class J, Floating Rate Pass Through Ctfs., 1.18%, 02/15/20(c)(d)	225,000	224,055

DLJ Commercial Mortgage Corp. Series 1998-CG1, Class B4, Variable Rate Pass Through Ctfs., 7.23%, 06/10/31(c)(d)	1,350,000	1,377,775

GS Mortgage Securities Corp. II–Series 2001-LIBA, Class A2, Pass Through Ctfs., 6.62%, 02/14/16(c)	1,992,000	2,100,689

JP Morgan Commercial Mortgage Finance Corp.–Series 1997-C5, Class E, Pass Through Ctfs., 7.61%, 09/15/29	596,831	605,664

Merrill Lynch Mortgage Loans, Inc. (Canada) Series 2000-CAN4, Class A1, 6.54%, 11/15/32	829,198	793,007

Morgan Stanley Capital I, Series 2005-IQ9, Class AJ, Pass Through Ctfs., 4.77%, 07/15/56	1,320,000	1,063,833

Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.77%, 10/15/42(d)	1,900,000	710,403

Park Square Mortgage Trust Series 2000-CB50, Class B1, Pass Through Ctfs., 7.57%, 11/05/10(c)	425,000	435,625

Wachovia Bank Commercial Mortgage Trust Series 2005-C21, Class AM, Variable Rate Pass Through Ctfs., 5.21%, 10/15/44(d)	3,500,000	3,256,998

Total Asset-Backed Securities (Cost $16,313,993)		16,086,628

	Shares
Preferred Stocks–1.15%
Diversified–0.22%
Vornado Realty Trust–Series I, 6.63% Pfd.	127,400	2,783,690

Lodging-Resorts–0.05%
LaSalle Hotel Properties, –Series D, 7.50% Pfd.	5,831	123,209

–Series G, 7.25% Pfd.	22,505	473,280

		596,489

Office–0.74%
Corporate Office Properties Trust–Series J, 7.63% Pfd.	1,941	46,759

SL Green Realty Corp.–Series C, 7.63% Pfd.	407,000	9,483,100

		9,529,859

Regional Malls–0.09%
CBL & Associates Properties, Inc. Series D 7.38% Pfd.	58,000	1,219,740

Shopping Centers–0.05%
Regency Centers Corp.–Series C 7.45% Pfd.(b)	25,912	616,705

Total Preferred Stocks (Cost $14,601,336)		14,746,483

	Principal
	Amount
U.S. Dollar Denominated Bonds & Notes–0.43%
Healthcare–0.25%
Nationwide Health Properties, Inc., Sr. Unsec. Notes, 6.50%, 07/15/11	$2,220,000	2,311,843

Sr. Unsec. Unsub. Notes, 6.25%, 02/01/13	900,000	953,398

		3,265,241

Office–0.06%
Brandywine Operating Partnership L.P., Sr. Unsec. Gtd. Unsub. Notes, 7.50%, 05/15/15	750,000	794,224

Shopping Centers–0.12%
Federal Reality Investment Trust, Sr. Unsec. Notes, 5.40%, 12/01/13	1,409,000	1,475,960

Total U.S. Dollar Denominated Bonds & Notes (Cost $4,874,789)		5,535,425

Non-U.S. Dollar Denominated Bonds & Notes–0.07%
Australia–0.07%
GPT RE Ltd., Sr. Unsec. Unsub. Medium-Term Notes, 6.50%, 08/22/13 (Cost $689,388)	AUD 1,000,000	873,124

	Shares
Money Market Funds–1.34%
Liquid Assets Portfolio–Institutional Class(e)	8,632,668	8,632,668

Premier Portfolio–Institutional Class(e)	8,632,668	8,632,668

Total Money Market Funds (Cost $17,265,336)		17,265,336

TOTAL INVESTMENTS–99.85% (Cost $1,029,484,116)		1,282,375,299

OTHER ASSETS LESS LIABILITIES–0.15%		1,922,087

NET ASSETS–100.00%		$1,284,297,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Real Estate Fund

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
Sr.	– Senior
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $6,877,618, which represented 0.54% of the Fund’s Net Assets.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Real Estate Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $1,012,218,780)	$1,265,109,963

Investments in affiliated money market funds, at value and cost	17,265,336

Total investments, at value (Cost $1,029,484,116)	1,282,375,299

Foreign currencies, at value (Cost $622,014)	620,066

Receivables for:
Investments sold	13,453,304

Fund shares sold	7,820,753

Dividends and interest	2,216,744

Investment for trustee deferred compensation and retirement plans	36,535

Other assets	51,513

Total assets	1,306,574,214

Liabilities:
Payables for:
Investments purchased	14,830,221

Fund shares reacquired	6,312,040

Amount due custodian	8,131

Dividends	38

Accrued fees to affiliates	925,603

Accrued other operating expenses	61,939

Trustee deferred compensation and retirement plans	138,856

Total liabilities	22,276,828

Net assets applicable to shares outstanding	$1,284,297,386

Net assets consist of:
Shares of beneficial interest	$1,300,602,870

Undistributed net investment income	6,392,789

Undistributed net realized gain (loss)	(275,588,962)

Unrealized appreciation	252,890,689

$1,284,297,386

Net Assets:
Class A	$772,495,528

Class B	$44,355,366

Class C	$83,098,537

Class R	$76,564,208

Class Y	$27,404,872

Investor Class	$38,150,355

Institutional Class	$242,228,520

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	43,891,243

Class B	2,510,995

Class C	4,717,728

Class R	4,348,778

Class Y	1,557,009

Investor Class	2,170,107

Institutional Class	13,756,919

Class A:
Net asset value per share	$17.60

Maximum offering price per share (Net asset value of $17.60 divided by 94.50%)	$18.62

Class B:
Net asset value and offering price per share	$17.66

Class C:
Net asset value and offering price per share	$17.61

Class R:
Net asset value and offering price per share	$17.61

Class Y:
Net asset value and offering price per share	$17.60

Investor Class:
Net asset value and offering price per share	$17.58

Institutional Class:
Net asset value and offering price per share	$17.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Real Estate Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months
	ended	Year ended
	February 28,	July 31,
	2010	2009

Investment income:
Dividends (net of foreign withholding taxes of $26,087 and $57,900, respectively)	$23,054,488	$31,334,496

Dividends from affiliated money market funds (includes securities lending income of $0 and $896,448, respectively)	35,923	1,293,549

Interest (net of foreign withholding taxes of $0 and $375, respectively)	1,106,606	1,554,813

Total investment income	24,197,017	34,182,858

Expenses:
Advisory fees	4,855,677	5,673,171

Administrative services fees	186,714	234,573

Custodian fees	36,085	32,821

Distribution fees:
Class A	1,035,200	1,308,787

Class B	258,585	492,089

Class C	426,290	598,823

Class R	185,917	193,460

Investor Class	51,446	60,733

Transfer agent fees — A, B, C, R, Y and Investor	1,561,592	2,505,088

Transfer agent fees — Institutional	52,385	50,592

Trustees’ and officers’ fees and benefits	28,351	45,877

Other	170,099	381,131

Total expenses	8,848,341	11,577,145

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(46,221)	(51,402)

Net expenses	8,802,120	11,525,743

Net investment income	15,394,897	22,657,115

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	24,381,538	(275,364,500)

Foreign currencies	(216,093)	(92,528)

	24,165,445	(275,457,028)

Change in net unrealized appreciation (depreciation) of:
Investment securities	216,694,739	(146,354,656)

Foreign currencies	84,866	(84,492)

	216,779,605	(146,439,148)

Net realized and unrealized gain (loss)	240,945,050	(421,896,176)

Net increase (decrease) in net assets resulting from operations	$256,339,947	$(399,239,061)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Real Estate Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and 2008

		Year ended	Year ended
	Seven months ended	July 31,	July 31,
	February 28, 2010	2009	2008

Operations:
Net investment income	$15,394,897	$22,657,115	$19,755,059

Net realized gain (loss)	24,165,445	(275,457,028)	40,245,437

Change in net unrealized appreciation (depreciation)	216,779,605	(146,439,148)	(110,821,659)

Net increase (decrease) in net assets resulting from operations	256,339,947	(399,239,061)	(50,821,163)

Distributions to shareholders from net investment income:
Class A	(7,723,578)	(15,482,975)	(18,394,091)

Class B	(317,732)	(1,064,135)	(1,706,254)

Class C	(517,253)	(1,305,626)	(1,694,509)

Class R	(605,491)	(1,071,363)	(754,904)

Class Y	(181,510)	(65,440)	—

Investor Class	(385,788)	(723,392)	(747,279)

Institutional Class	(2,434,948)	(2,533,206)	(2,062,288)

Total distributions from net investment income	(12,166,300)	(22,246,137)	(25,359,325)

Distributions to shareholders from net realized gains:
Class A	—	(3,209,002)	(156,981,549)

Class B	—	(314,212)	(23,334,866)

Class C	—	(371,822)	(22,987,155)

Class R	—	(232,254)	(7,153,523)

Class Y	—	(1,808)	—

Investor Class	—	(142,444)	(6,380,802)

Institutional Class	—	(371,050)	(15,184,117)

Total distributions from net realized gains	—	(4,642,592)	(232,022,012)

Share transactions–net:
Class A	51,645,137	59,490,426	10,911,280

Class B	(5,302,395)	(16,089,244)	(41,737,107)

Class C	9,225,086	(3,558,142)	(21,812,211)

Class R	15,180,909	17,487,648	23,128,170

Class Y	18,822,263	6,294,307	—

Investor Class	2,729,007	7,645,606	1,841,020

Institutional Class	98,529,020	74,376,003	16,469,334

Net increase (decrease) in net assets resulting from share transactions	190,829,027	145,646,604	(11,199,514)

Net increase (decrease) in net assets	435,002,674	(280,481,186)	(319,402,014)

Net assets:
Beginning of year	849,294,712	1,129,775,898	1,449,177,912

End of year (includes undistributed net investment income of $6,392,789, $1,234,782 and $661,552, respectively)	$1,284,297,386	$849,294,712	$1,129,775,898

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Real Estate Fund

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is high total return through growth of capital and current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1, 2010, Class R shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

15        AIM Real Estate Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the

16        AIM Real Estate Fund

Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.
The Fund concentrates its assets in the real estate industry, an investment in the fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $250 million	0.75%

Next $250 million	0.74%

Next $500 million	0.73%

Next $1.5 billion	0.72%

Next $2.5 billion	0.71%

Next $2.5 billion	0.70%

Next $2.5 billion	0.69%

Over $10 billion	0.68%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.

17        AIM Real Estate Fund

  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Adviser waived advisory fees of $35,880 and $33,492, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $582 and $1,721, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $51,136 in front-end sales commissions from the sale of Class A shares and $243, $22,388, $5,488 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended July 31, 2009, IADI advised the Fund that IADI retained $45,384 in front-end sales commissions from the sale of Class A shares and $69, $77,175, $4,172 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18        AIM Real Estate Fund

  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,257,975,587	$1,904,535	$0	$1,259,880,122

Corporate Debt Securities	—	6,408,549	—	6,408,549

Asset Backed Securities	—	16,086,628	—	16,086,628

Total Investments	$1,257,975,587	$24,399,712	$0	$1,282,375,299

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $9,759 and $16,189, respectively.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,918 and $5,307, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$12,166,300	$22,251,344	$62,361,973

Long-term capital gain	—	4,637,385	195,019,364

Total distributions	$12,166,300	$26,888,729	$257,381,337

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$6,914,570

Net unrealized appreciation — investments	204,101,071

Net unrealized appreciation (depreciation) — other investments	(494)

Temporary book/tax differences	(141,552)

Capital loss carryforward	(227,062,398)

Post-October deferrals	(116,681)

Shares of beneficial interest	1,300,602,870

Total net assets	$1,284,297,386

19        AIM Real Estate Fund

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and investments in passive foreign investment companies.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2017	$91,150,897

February 28, 2018	135,911,501

Total capital loss carryforward	$227,062,398

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 to February 28, 2010 was $562,380,410 and $350,338,726, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$210,541,424

Aggregate unrealized (depreciation) of investment securities	(6,440,353)

Net unrealized appreciation of investment securities	$204,101,071

Cost of investments for tax purposes is $1,078,274,228.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and foreign currency transactions, on February 28, 2010, undistributed net investment income was increased by $1,929,410 and undistributed net realized gain (loss) was decreased by $1,929,410. This reclassification had no effect on the net assets of the Fund.

20        AIM Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity

	For the seven
	months ended		Years ended July 31,
	February 28, 2010(a)		2009		2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	13,157,305	$217,482,679	23,605,558	$318,697,292	11,078,463	$279,108,563

Class B	116,205	1,946,635	287,574	4,527,999	142,041	3,698,822

Class C	1,205,851	20,273,314	1,362,543	19,053,161	423,258	10,582,231

Class R	1,564,943	26,073,487	2,410,912	33,373,437	1,278,288	32,213,966

Class Y(b)	1,406,490	23,681,274	1,776,465	23,100,971	—	—

Investor Class	551,060	9,087,613	1,509,562	23,258,806	349,389	8,599,104

Institutional Class	7,609,817	126,300,585	7,069,778	102,988,060	2,733,545	70,646,858

Issued as reinvestment of dividends:
Class A	435,713	7,493,384	1,392,098	18,215,336	7,329,724	170,089,603

Class B	16,993	293,774	97,440	1,279,543	990,299	23,056,007

Class C	27,024	465,915	118,114	1,534,272	972,525	22,565,825

Class R	35,145	604,870	102,126	1,303,477	339,644	7,870,469

Class Y	7,567	130,150	4,345	48,837	—	—

Investor Class	21,680	372,433	63,974	838,318	297,781	6,898,821

Institutional Class	124,206	2,134,473	190,172	2,444,994	740,997	17,189,073

Automatic conversion of Class B shares to Class A shares:
Class A	145,964	2,461,860	387,907	5,748,095	537,121	13,707,187

Class B	(145,350)	(2,461,860)	(386,193)	(5,748,095)	(534,788)	(13,707,187)

Reacquired:
Class A(b)	(10,524,679)	(175,792,786)	(20,054,124)	(283,170,297)	(17,315,046)	(451,994,073)

Class B	(304,902)	(5,080,944)	(1,126,323)	(16,148,691)	(2,079,817)	(54,784,749)

Class C	(687,329)	(11,514,143)	(1,710,149)	(24,145,575)	(2,104,332)	(54,960,267)

Class R	(689,272)	(11,497,448)	(1,230,190)	(17,189,266)	(671,496)	(16,956,265)

Class Y	(311,002)	(4,989,161)	(1,326,856)	(16,855,501)	—	—

Investor Class(b)	(398,521)	(6,731,039)	(1,079,431)	(16,451,518)	(524,002)	(13,656,905)

Institutional Class	(1,795,147)	(29,906,038)	(2,336,530)	(31,057,051)	(2,850,910)	(71,366,597)

Net increase (decrease) in share activity	11,569,761	$190,829,027	11,128,772	$145,646,604	1,132,684	$(11,199,514)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 11% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	23,735	$468,522

Class A	(19,648)	(387,842)

Investor Class	(4,091)	(80,680)

NOTE 11—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

21        AIM Real Estate Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
				Net gains								to average		to average net		Ratio of net
	Net asset			(losses) on		Dividends	Distributions					net assets		assets without		investment
	value,	Net		securities (both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Seven months ended 02/28/10	$13.83	$0.22	(c)	$3.73	$3.95	$(0.18)	$—	$(0.18)	$17.60	28.59%	$772,496	1.32	%(d)	1.33	%(d)	2.33	%(d)	32%
Year ended 07/31/09	22.47	0.43	(c)	(8.55)	(8.12)	(0.43)	(0.09)	(0.52)	13.83	(35.99)	562,632	1.43		1.43		3.03		74
Year ended 07/31/08	29.49	0.43	(c)	(1.60)	(1.17)	(0.57)	(5.28)	(5.85)	22.47	(4.31)	794,200	1.30		1.30		1.68		47
Year ended 07/31/07	32.65	0.38	(c)	0.76	1.14	(0.50)	(3.80)	(4.30)	29.49	1.98	994,153	1.26		1.42		1.09		51
Year ended 07/31/06	29.14	0.30	(c)	4.94	5.24	(0.42)	(1.31)	(1.73)	32.65	18.96	1,093,623	1.29		1.46		1.00		45
Year ended 07/31/05	21.41	0.38		8.41	8.79	(0.41)	(0.65)	(1.06)	29.14	41.87	940,003	1.43		1.57		1.52		38

Class B
Seven months ended 02/28/10	13.89	0.15	(c)	3.74	3.89	(0.12)	—	(0.12)	17.66	28.02	44,355	2.07	(d)	2.08	(d)	1.58	(d)	32
Year ended 07/31/09	22.58	0.34	(c)	(8.62)	(8.28)	(0.32)	(0.09)	(0.41)	13.89	(36.50)	39,289	2.18		2.18		2.28		74
Year ended 07/31/08	29.59	0.24	(c)	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.58	(5.00)	89,297	2.05		2.05		0.93		47
Year ended 07/31/07	32.75	0.12	(c)	0.75	0.87	(0.23)	(3.80)	(4.03)	29.59	1.19	160,917	2.01		2.17		0.34		51
Year ended 07/31/06	29.23	0.07	(c)	4.96	5.03	(0.20)	(1.31)	(1.51)	32.75	18.06	227,459	2.04		2.21		0.25		45
Year ended 07/31/05	21.48	0.21		8.44	8.65	(0.25)	(0.65)	(0.90)	29.23	40.91	254,135	2.11		2.23		0.84		38

Class C
Seven months ended 02/28/10	13.85	0.15	(c)	3.73	3.88	(0.12)	—	(0.12)	17.61	28.02	83,099	2.07	(d)	2.08	(d)	1.58	(d)	32
Year ended 07/31/09	22.51	0.33	(c)	(8.58)	(8.25)	(0.32)	(0.09)	(0.41)	13.85	(36.48)	57,799	2.18		2.18		2.28		74
Year ended 07/31/08	29.52	0.24	(c)	(1.60)	(1.36)	(0.37)	(5.28)	(5.65)	22.51	(5.02)	99,078	2.05		2.05		0.93		47
Year ended 07/31/07	32.68	0.12	(c)	0.75	0.87	(0.23)	(3.80)	(4.03)	29.52	1.20	150,854	2.01		2.17		0.34		51
Year ended 07/31/06	29.17	0.07	(c)	4.95	5.02	(0.20)	(1.31)	(1.51)	32.68	18.07	197,340	2.04		2.21		0.25		45
Year ended 07/31/05	21.44	0.21		8.42	8.63	(0.25)	(0.65)	(0.90)	29.17	40.90	209,723	2.11		2.23		0.84		38

Class R
Seven months ended 02/28/10	13.84	0.20	(c)	3.73	3.93	(0.16)	—	(0.16)	17.61	28.42	76,564	1.57	(d)	1.58	(d)	2.08	(d)	32
Year ended 07/31/09	22.49	0.39	(c)	(8.56)	(8.17)	(0.39)	(0.09)	(0.48)	13.84	(36.16)	47,582	1.68		1.68		2.78		74
Year ended 07/31/08	29.50	0.36	(c)	(1.58)	(1.22)	(0.51)	(5.28)	(5.79)	22.49	(4.52)	48,460	1.55		1.55		1.43		47
Year ended 07/31/07	32.66	0.29	(c)	0.76	1.05	(0.41)	(3.80)	(4.21)	29.50	1.71	35,660	1.51		1.67		0.84		51
Year ended 07/31/06	29.15	0.22	(c)	4.94	5.16	(0.34)	(1.31)	(1.65)	32.66	18.66	15,850	1.54		1.71		0.75		45
Year ended 07/31/05	21.41	0.35		8.41	8.76	(0.37)	(0.65)	(1.02)	29.15	41.69	6,832	1.61		1.73		1.34		38

Class Y
Seven months ended 02/28/10	13.83	0.25	(c)	3.72	3.97	(0.20)	—	(0.20)	17.60	28.74	27,405	1.07	(d)	1.08	(d)	2.58	(d)	32
Year ended 07/31/09(e)	19.74	0.33	(c)	(5.83)	(5.50)	(0.32)	(0.09)	(0.41)	13.83	(27.39)	6,279	1.25	(f)	1.25	(f)	3.21	(f)	74

Investor Class
Seven months ended 02/28/10	13.82	0.22	(c)	3.72	3.94	(0.18)	—	(0.18)	17.58	28.54	38,150	1.32	(d)	1.33	(d)	2.33	(d)	32
Year ended 07/31/09	22.45	0.43	(c)	(8.54)	(8.11)	(0.43)	(0.09)	(0.52)	13.82	(35.98)	27,576	1.43		1.43		3.03		74
Year ended 07/31/08	29.46	0.43	(c)	(1.59)	(1.16)	(0.57)	(5.28)	(5.85)	22.45	(4.28)	33,708	1.30		1.30		1.68		47
Year ended 07/31/07	32.63	0.38	(c)	0.75	1.13	(0.50)	(3.80)	(4.30)	29.46	1.95	40,614	1.26		1.42		1.09		51
Year ended 07/31/06	29.12	0.30	(c)	4.94	5.24	(0.42)	(1.31)	(1.73)	32.63	18.99	43,684	1.27		1.44		1.02		45
Year ended 07/31/05	21.40	0.40		8.41	8.81	(0.44)	(0.65)	(1.09)	29.12	41.98	41,889	1.34		1.46		1.61		38

Institutional Class
Seven months ended 02/28/10	13.83	0.27	(c)	3.73	4.00	(0.22)	—	(0.22)	17.61	28.97	242,229	0.84	(d)	0.85	(d)	2.81	(d)	32
Year ended 07/31/09	22.47	0.49	(c)	(8.53)	(8.04)	(0.51)	(0.09)	(0.60)	13.83	(35.63)	108,139	0.90		0.90		3.56		74
Year ended 07/31/08	29.49	0.55	(c)	(1.59)	(1.04)	(0.70)	(5.28)	(5.98)	22.47	(3.84)	65,043	0.83		0.83		2.16		47
Year ended 07/31/07	32.66	0.53	(c)	0.75	1.28	(0.65)	(3.80)	(4.45)	29.49	2.41	66,979	0.80		0.96		1.55		51
Year ended 07/31/06	29.14	0.44	(c)	4.95	5.39	(0.56)	(1.31)	(1.87)	32.66	19.55	24,552	0.82		0.99		1.47		45
Year ended 07/31/05	21.42	0.51		8.41	8.92	(0.55)	(0.65)	(1.20)	29.14	42.56	18,671	0.92		1.04		2.03		38

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $712,921, $44,521, $73,394, $64,019, $15,906, $35,430 and $190,617 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

22        AIM Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

23        AIM Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,137.10	$6.94	$1,018.30	$6.56	1.31%

B	1,000.00	1,133.20	10.90	1,014.58	10.29	2.06

C	1,000.00	1,133.60	10.90	1,014.58	10.29	2.06

R	1,000.00	1,136.40	8.26	1,017.06	7.80	1.56

Y	1,000.00	1,138.40	5.62	1,019.54	5.31	1.06

Investor	1,000.00	1,137.20	6.94	1,018.30	6.56	1.31

Institutional	1,000.00	1,140.40	4.46	1,020.63	4.21	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24        AIM Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25        AIM Real Estate Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website – invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.

If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

REA-AR-1	Invesco Aim Distributors, Inc.

AIM Short Term Bond Fund
Annual Report to Shareholders    February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
26	Financial Highlights
27	Auditor's Report
28	Fund Expenses
29	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM Short Term Bond Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, Class A shares of AIM Short Term Bond Fund, at net asset value (NAV), outperformed the Fund’s style-specific index, the Barclays Capital 1-3 Year Government/Credit Index, and underperformed the Fund’s broad market benchmark, the Barclays Capital U.S. Aggregate Index. The Fund’s outperformance relative to its style-specific benchmark was mainly due to its overweight position in investment grade corporate credit, out-of-index allocations to agency mortgage-backed securities (MBS), collateralized mortgage obligations (CMOs) and an underweight position in government bonds.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.52%

Class C Shares	3.50

Class R Shares	3.49

Class Y Shares	3.79

Institutional Class Shares	3.79

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.26

Barclays Capital 1-3 Year Government/Credit Index▼ (Style-Specific Index)	2.32

Lipper Short Investment Grade Debt Funds Index▼ (Peer Group Index)	4.93

▼	Lipper Inc.

How we invest
We invest primarily in investment grade fixed income securities represented by the sector categories within the Barclays Capital 1-3 Year Government/Credit Index. We may also invest in derivative instruments such as futures contracts and swap agreements, including but not limited to credit default swaps, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS. Up to 15% of the total assets of the Fund may be invested in dollar-denominated foreign securities.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team.
We use this philosophy in an effort to generate total return for investors, comprised of current income and capital appreciation.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Working closely with sector specialists and traders, we determine the timing and amount of each “alpha” decision to use in the portfolio at any time — taking into account market and other opportunities.
     Sell decisions are based on:
■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Degradation of an issuer’s credit quality.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad-based economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in the domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth had also begun to rebound, but some sovereign risks, such as the one

Portfolio Composition
By credit quality

Bonds & Notes	49.6%

U.S. Treasury Securities	19.0

Asset-Backed Securities	12.5

U.S. Government Sponsored
Mortgage-Backed Securities	11.8

U.S. Government Sponsored
Agency Securities	3.4

Money Market Funds
Plus Other Assets Less Liabilities	3.7

Total Net Assets	$247.0 million

Total Number of Holdings*	258

Top 10 Fixed Income Issuers*

1.	U.S. Treasury Securities	19.0%

2.	Federal National Mortgage Association	6.1

3.	Federal Home Loan Mortgage Corp.	3.9

4.	Government National
	Mortgage Association	2.4

5.	Federal Loan Home Bank	2.0

6.	Royal Bank of Scotland PLC	1.6

7.	General Electric Capital Corp.	1.5

8.	Metropolitan Life Global Funding	1.4

9.	Cellco Partnership/Verizon Wireless Capital LLC	1.4

10.	Motorola Inc.	1.3
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
* Excluding money market fund holdings.

4	AIM Short Term Bond Fund

involving Greece’s debt problems, and persistent private sector concerns, such as those involving Dubai World, remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy throughout the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative easing, ending the purchase of U.S. Treasuries and extending the period for buying agency MBS and agency debentures. In doing so, the Fed worked to promote economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.
     For the period, Treasury yields increased for longer maturity bonds (30 years), as the U.S. economy showed signs of recovery, which reduced ‘“fear"-driven trades.2 Additionally, the Treasury was actively trying to extend Treasury debt maturities. At the same time, yields on Treasuries with maturities of five years and shorter fell as demand and monetary policy favored securities in this category.2 The result was a steeper yield curve, with longer maturity securities underperforming their shorter maturity counterparts due mainly to concerns about inflation and the market’s ability to absorb increased Treasury issuance.2 Credit spreads, the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk, narrowed as investors’ growing appetite for risk benefited valuations of non-government bonds.2
     The Fund’s performance relative to its style-specific index was most heavily influenced by the timing and magnitude of our sector allocation decisions. Sustained overweight allocations versus the style-specific index across investment grade corporate bonds, particularly in the financials, industrials and utilities sectors, as well as out-of-index allocations to agency MBS and CMOs, commercial MBS and select asset-backed security (ABS) sub-sectors all significantly benefited Fund performance. Concurrent underweight positioning in Treasuries and government related sectors also proved beneficial as non-government bonds outperformed government bonds for the reporting period.
     Security selection was mixed across sectors and made a small contribution to relative and absolute performance during the reporting period. Contributions from security selection in the telecommunication services/media/technology and transports sectors were largely offset by the negative effects of security selection within the financials, consumer discretionary and utilities sectors.
     The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. Yield curve positioning involves emphasizing points on the yield curve with the greatest return potential. For the period, our neutral-to-benchmark stance for both duration and yield curve positioning was slightly negative for relative performance. We used U.S. Treasury note futures contracts to help manage portfolio duration relative to the style-specific benchmark’s duration.
     Thank you for investing in AIM Short Term Bond Fund and for sharing our long-term investment horizon.
1 U.S. Federal Reserve
2 Bloomberg L.P.; Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Cynthia Brien
Chartered Financial Analyst, portfolio manager, is manager of AIM Short Term Bond Fund. She joined Invesco Aim in 1996. Ms. Brien earned a B.B.A. from The University of Texas at Austin.
Charles Burge
Senior portfolio manager, is manager of AIM Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a B.S. in economics from Texas A&M University and an M.B.A. in finance and accounting from Rice University.

5	AIM Short Term Bond Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 8/30/02, index data from 8/31/02
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6	AIM Short Term Bond Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares

Inception	1.93%

5 Years	1.67

1 Year	5.37

Class C Shares

Inception (8/30/02)	2.06%

5 Years	1.94

1 Year	7.88

Class R Shares

Inception	2.11%

5 Years	1.96

1 Year	7.87

Class Y Shares

Inception	2.16%

5 Years	2.10

1 Year	8.54

Institutional Class Shares

Inception	2.52%

5 Years	2.51

1 Year	8.41
Class A shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
     Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception	1.84%

5 Years	1.48

1 Year	2.13

Class C Shares

Inception (8/30/02)	1.97%

5 Years	1.72

1 Year	4.49

Class R Shares

Inception	2.03%

5 Years	1.75

1 Year	4.61

Class Y Shares

Inception	2.07%

5 Years	1.86

1 Year	5.13

Institutional Class Shares

Inception	2.43%

5 Years	2.31

1 Year	5.02
shares and includes the 12b-1 fees applicable to Class C shares. Class C shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class
shares was 0.67%, 0.92%, 0.92%, 0.42% and 0.42%, respectively.1,2,3 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 0.99%, 1.74%, 1.24%, 0.74% and 0.57%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R share returns do not include a 0.75% contingent deferred sales charge that may be imposed on a total redemption of retirement plan assets within the first year. Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses, performance of Class A, C, R and Y shares would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2011. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2010. See current prospectus for more information.
3	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2011. See current prospectus for more information.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7	AIM Short Term Bond Fund

AIM Short Term Bond Fund’s investment objective is a high level of current income consistent with preservation of capital.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a fund does trade in this way, it may incur increased costs, which can lower the actual return of the fund. Active trading may also increase short term gains and losses, which may affect taxes that must be paid.

■	Credit risk is the risk of loss on an investment due to the deterioration of an issuer’s financial health. Such a deterioration of financial health may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

■	Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.
■	Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, relative lack of information, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

■	High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.

■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital 1-3 Year Government/Credit Index is an unmanaged index considered representative of performance of short-term U.S. corporate bonds and U.S. government bonds with maturities from one to three years.

■	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment grade debt funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	STBAX
Class C Shares	STBCX
Class R Shares	STBRX
Class Y Shares	STBYX
Institutional Shares	ISTBX

8	AIM Short Term Bond Fund

Schedule of Investments(a)

February 28, 2010

	Principal
	Amount	Value

Bonds & Notes–49.65%
Aerospace & Defense–0.77%
Honeywell International Inc., Sr. Unsec. Unsub. Notes, 3.88%, 02/15/14	$1,800,000	$1,899,173

Airlines–0.61%
American Airlines Pass Through Trust– Series 2001-2, Class A-2, Sec. Global Pass Through Ctfs., 7.86%, 10/01/11	1,500,000	1,509,750

Apparel Retail–0.86%
TJX Cos. Inc., Sr. Unsec. Unsub. Notes, 4.20%, 08/15/15	2,000,000	2,134,643

Automotive Retail–0.66%
AutoZone Inc., Sr. Unsec. Unsub. Notes, 5.88%, 10/15/12	1,500,000	1,630,551

Brewers–0.88%
Anheuser-Busch InBev Worldwide Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 4.13%, 01/15/15	1,000,000	1,034,297

Sr. Unsec. Gtd. Unsub. Notes, 7.20%, 01/15/14(b)	1,000,000	1,148,075

		2,182,372

Broadcasting–0.46%
CBS Corp., Sr. Unsec. Gtd. Unsub. Global Notes, 5.63%, 08/15/12	480,000	505,861

COX Communications Inc., Sr. Unsec. Global Notes, 5.45%, 12/15/14	580,000	637,350

		1,143,211

Communications Equipment–1.34%
Motorola Inc., Sr. Unsec. Unsub. Global Notes, 8.00%, 11/01/11	1,500,000	1,633,810

Sr. Unsec. Unsub. Notes, 5.38%, 11/15/12	1,575,000	1,680,890

		3,314,700

Computer & Electronics Retail–0.42%
Best Buy Co. Inc., Sr. Unsec. Unsub. Global Notes, 6.75%, 07/15/13	920,000	1,027,251

Computer Hardware–0.75%
Hewlett-Packard Co., Sr. Unsec. Global Notes, 4.25%, 02/24/12	1,750,000	1,857,852

Consumer Finance–0.22%
Capital One Bank USA N.A., Sr. Unsec. Global Notes, 5.75%, 09/15/10	540,000	553,608

Diversified Banks–4.94%
ANZ National Int’l Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.38%, 12/21/12(b)	1,000,000	1,005,571

Banco do Brasil S.A. (Brazil), Sr. Unsec. Notes, 4.50%, 01/22/15(b)	1,175,000	1,205,487

Barclays Bank PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 2.50%, 01/23/13	1,000,000	1,000,339

5.20%, 07/10/14	415,000	444,653

Lloyds TSB Bank PLC (United Kingdom), Gtd. Bonds, 4.38%, 01/12/15(b)	1,000,000	983,468

Nordea Bank A.B., (Sweden); Series 2, Sr. Unsec. Unsub. Notes, 3.70%, 11/13/14(b)	1,120,000	1,134,497

Pooled Funding Trust I, Sec. Pass Through Ctfs., 2.74%, 02/15/12 (Acquired 02/04/09; $1,999,700)(b)	2,000,000	2,055,006

Royal Bank of Scotland PLC (The) (United Kingdom), Sr. Unsec. Gtd. Unsub. Floating Rate Medium-Term Notes, 0.40%, 10/28/11(b)(c)	1,100,000	1,099,213

Sr. Unsec. Gtd. Unsub. Medium-Term Notes, 1.50%, 03/30/12(b)	2,000,000	2,005,834

Sr. Unsec. Gtd. Unsub. Notes, 4.88%, 08/25/14(b)	820,000	835,767

Wachovia Corp. Series G, Sr. Unsec. Medium-Term Notes, 5.50%, 05/01/13	400,000	433,784

		12,203,619

Diversified Capital Markets–0.61%
UBS AG (Switzerland), Sr. Unsec. Floating Rate Medium-Term Global Notes, 1.35%, 02/23/12(c)	1,500,000	1,500,937

Drug Retail–0.43%
CVS Caremark Corp., Sr. Unsec. Unsub. Notes, 5.75%, 08/15/11	1,000,000	1,064,509

Electric Utilities–1.77%
DCP Midstream LLC, Notes, 9.70%, 12/01/13(b)	500,000	602,737

Sr. Unsec. Notes, 7.88%, 08/16/10	700,000	723,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM Short Term Bond Fund

	Principal
	Amount	Value

Electric Utilities–(continued)

Enel Finance International S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 3.88%, 10/07/14(b)	$700,000	$716,993

Progress Energy Inc., Sr. Unsec. Unsub. Notes, 6.85%, 04/15/12	2,100,000	2,316,390

		4,359,524

Food Retail–0.67%
Kroger Co. (The), Sr. Unsec. Gtd. Notes, 6.20%, 06/15/12	1,500,000	1,642,874

Health Care Distributors–0.65%
Cardinal Health Inc., Sr. Unsec. Unsub. Notes, 5.50%, 06/15/13	1,500,000	1,610,295

Health Care Equipment–0.22%
CareFusion Corp., Sr. Unsec. Global Notes, 6.38%, 08/01/19	500,000	549,306

Health Care Services–0.75%
Express Scripts Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/15/12	1,300,000	1,394,879

6.25%, 06/15/14	400,000	447,618

		1,842,497

Hotels, Resorts & Cruise Lines–0.12%
Wyndham Worldwide Corp., Sr. Unsec. Notes, 7.38%, 03/01/20	300,000	301,875

Housewares & Specialties–0.63%
Fortune Brands Inc., Sr. Unsec. Unsub. Notes, 3.00%, 06/01/12	1,000,000	1,004,065

Newell Rubbermaid Inc., Sr. Unsec. Unsub. Notes, 4.00%, 05/01/10	540,000	542,738

		1,546,803

Insurance Brokers–0.79%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 5.15%, 09/15/10	1,900,000	1,938,754

Integrated Oil & Gas–1.12%
ConocoPhillips, Sr. Unsec. Gtd. Global Notes, 4.75%, 02/01/14	1,500,000	1,621,816

Lukoil International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Notes, 6.38%, 11/05/14(b)	1,100,000	1,139,713

		2,761,529

Integrated Telecommunication Services–4.78%
AT&T Inc., Sr. Unsec. Unsub. Global Notes, 6.70%, 11/15/13	1,000,000	1,140,604

British Telecommunications PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 9.13%, 12/15/10	1,160,000	1,228,183

Cellco Partnership/Verizon Wireless Capital LLC, Sr. Unsec. Unsub. Global Notes, 3.75%, 05/20/11	1,280,000	1,322,757

7.38%, 11/15/13	1,000,000	1,164,205

5.55%, 02/01/14	840,000	928,116

Deutsche Telekom International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Unsub. Global Bonds, 8.50%, 06/15/10	1,000,000	1,021,423

DirecTV Holdings LLC/DirecTV Financing Co. Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 7.63%, 05/15/16	1,000,000	1,100,000

Koninklijke KPN N.V. (Netherlands), Sr. Unsec. Unsub. Global Bonds, 8.00%, 10/01/10	1,100,000	1,144,256

Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Unsub. Global Notes, 4.88%, 10/01/10	970,000	988,782

Telefonica Europe B.V. (Netherlands), Unsec. Gtd. Unsub. Global Notes, 7.75%, 09/15/10	1,250,000	1,296,129

Windstream Georgia Communications Corp., Sr. Unsec. Deb., 6.50%, 11/15/13	474,000	476,756

		11,811,211

Investment Banking & Brokerage–1.37%
Goldman Sachs Group Inc. (The), Sr. Medium-Term Global Notes, 3.63%, 08/01/12	355,000	368,628

Sr. Medium-Term Notes, 6.00%, 05/01/14	375,000	412,560

Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	500,000	491,373

Morgan Stanley, Sr. Unsec. Global Notes, 4.20%, 11/20/14	1,500,000	1,510,186

TD Ameritrade Holding Corp., Sr. Unsec. Gtd. Unsub. Notes, 4.15%, 12/01/14	595,000	600,337

		3,383,084

Life & Health Insurance–2.15%
Metropolitan Life Global Funding I, Floating Rate Notes, 0.65%, 07/13/11(b)(c)	1,000,000	1,000,624

Sr. Sec. Unsub. Notes, 5.13%, 11/09/11(b)	745,000	786,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM Short Term Bond Fund

	Principal
	Amount	Value

Life & Health Insurance–(continued)

Monumental Global Funding II, Sr. Sec. Unsub. Notes, 5.65%, 07/14/11(b)	$720,000	$749,879

New York Life Global Funding; Series 2003-1, Tranche 1, Sr. Unsec. Medium-Term Notes, 5.38%, 09/15/13(b)	1,000,000	1,098,636

Pacific Life Global Funding, Sr. Sec. Notes, 5.15%, 04/15/13(b)	615,000	656,173

Prudential Financial Inc.– Series D, Sr. Unsec. Unsub. Medium-Term Notes, 2.75%, 01/14/13	1,000,000	1,005,731

		5,297,149

Life Sciences Tools & Services–0.78%
Life Technologies Corp., Sr. Notes, 3.38%, 03/01/13	1,900,000	1,916,511

Managed Health Care–0.85%
UnitedHealth Group Inc., Sr. Unsec. Notes, 4.88%, 02/15/13	880,000	937,045

Sr. Unsec. Unsub. Notes, 5.25%, 03/15/11	1,110,000	1,154,166

		2,091,211

Mortgage Backed Securities–0.27%
U.S. Bank N.A., Sr. Unsec. Unsub. Medium-Term Notes, 5.92%, 05/25/12	641,631	668,995

Multi-Line Insurance–1.10%
Metropolitan Life Global Funding I, Sr. Sec. Unsub. Global Notes, 5.13%, 04/10/13(b)	1,540,000	1,655,748

Pricoa Global Funding I, Sec. Notes, 4.63%, 06/25/12(b)	1,000,000	1,063,300

		2,719,048

Multi-Utilities–1.49%
Dominion Resources Inc., Sr. Unsec. Unsub. Notes, 5.20%, 08/15/19	760,000	786,121

Nisource Finance Corp., Sr. Unsec. Gtd. Unsub. Notes, 7.88%, 11/15/10	2,000,000	2,087,759

Pacific Gas & Electric Co., Sr. Unsec. Notes, 6.25%, 12/01/13	700,000	793,195

		3,667,075

Office REIT’s–0.24%
Digital Realty Trust L.P., Unsec. Gtd. Unsub. Bonds, 5.88%, 02/01/20(b)	600,000	595,002

Oil & Gas Exploration & Production–0.20%
XTO Energy Inc., Sr. Unsec. Unsub. Notes, 5.75%, 12/15/13	440,000	493,293

Oil & Gas Refining & Marketing–0.83%
Premcor Refining Group Inc. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/11	1,960,000	2,054,823

Oil & Gas Storage & Transportation–0.94%
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Unsub. Notes, 7.63%, 02/15/12	1,000,000	1,108,308

Transcontinental Gas Pipe Line Co. LLC– Series B, Sr. Unsec. Unsub. Global Notes, 7.00%, 08/15/11	1,135,000	1,220,869

		2,329,177

Other Diversified Financial Services–6.61%
Bank of America Corp., Sr. Unsec. Unsub. Global Notes, 6.50%, 08/01/16	1,330,000	1,434,858

Bear Stearns Cos. LLC (The), Sr. Unsec. Unsub. Floating Rate Notes, 0.65%, 07/19/10(c)	1,040,000	1,041,653

CDP Financial Inc. (Canada), Sr. Unsec. Gtd. Notes, 3.00%, 11/25/14(b)	1,000,000	997,782

Citigroup Inc., Sr. Unsec. Unsub. Global Notes, 5.10%, 09/29/11	1,390,000	1,453,504

Countrywide Financial Corp., Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 5.80%, 06/07/12	880,000	936,797

Countrywide Home Loans Inc.– Series L, Sr. Unsec. Gtd. Unsub. Medium-Term Global Notes, 4.00%, 03/22/11	490,000	508,758

General Electric Capital Corp., Sr. Unsec. Medium-Term Global Notes, 2.80%, 01/08/13	1,000,000	1,009,811

4.38%, 09/21/15	1,500,000	1,542,324

Sr. Unsec. Unsub. Global Notes, 5.90%, 05/13/14	995,000	1,093,567

ING Bank N.V. (Netherlands), Sr. Notes, 2.65%, 01/14/13(b)	1,500,000	1,505,103

JPMorgan Chase & Co., Floating Rate Medium-Term Notes, 0.90%, 02/26/13(c)	1,500,000	1,521,004

Sr. Unsec. Unsub. Global Notes, 4.75%, 05/01/13	640,000	688,668

MassMutual Global Funding II, Sr. Sec. Notes, 3.63%, 07/16/12(b)	1,000,000	1,028,442

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM Short Term Bond Fund

	Principal
	Amount	Value

Other Diversified Financial Services–(continued)

Merrill Lynch & Co. Inc.– Series C, Sr. Unsec. Medium-Term Global Notes, 5.45%, 02/05/13	$1,470,000	$1,558,271

Twin Reefs Pass-Through Trust, Floating Rate Pass Through Ctfs., 1.39%, (Acquired 12/07/04-12/01/06; Cost $519,125)(b)(c)(d)(e)	520,000	1,690

		16,322,232

Packaged Foods & Meats–1.26%
HJ Heinz Finance Co., Sr. Unsec. Gtd. Unsub. Global Notes, 6.00%, 03/15/12	1,250,000	1,358,373

Kraft Foods Inc., Sr. Unsec. Global Notes, 2.63%, 05/08/13	835,000	845,477

Sr. Unsec. Unsub. Global Notes, 5.63%, 11/01/11	850,000	903,941

		3,107,791

Paper Packaging–0.38%
Bemis Co. Inc., Sr. Unsec. Unsub. Notes, 5.65%, 08/01/14	860,000	940,482

Personal Products–0.49%
Mead Johnson Nutrition Co., Sr. Unsec. Unsub. Notes, 3.50%, 11/01/14(b)	1,200,000	1,215,454

Pharmaceuticals–0.70%
Roche Holdings Inc., Sr. Unsec. Gtd. Unsub. Notes, 4.50%, 03/01/12(b)	1,620,000	1,723,161

Property & Casualty Insurance–0.33%
Allstate Corp. (The), Sr. Unsec. Unsub. Notes, 6.20%, 05/16/14	725,000	815,975

Publishing–0.48%
Reed Elsevier Capital Inc., Sr. Unsec. Gtd. Unsub. Global Notes, 6.75%, 08/01/11	1,100,000	1,178,547

Railroads–0.44%
CSX Corp., Sr. Unsec. Unsub. Notes, 6.30%, 03/15/12	1,000,000	1,086,123

Regional Banks–0.54%
PNC Funding Corp., Sr. Unsec. Gtd. Global Notes, 3.63%, 02/08/15	1,320,000	1,330,871

Research & Consulting Services–0.79%
Erac USA Finance Co., Sr. Unsec. Gtd. Unsub. Notes, 8.00%, 01/15/11(b)	1,120,000	1,176,002

Unsec. Gtd. Notes, 5.80%, 10/15/12(b)	700,000	762,203

		1,938,205

Retail REIT’s–0.34%
WT Finance Aust Pty Ltd./ Westfield Capital/WEA Finance LLC, Sr. Unsec. Gtd. Notes, 4.38%, 11/15/10(b)	820,000	839,421

Soft Drinks–0.24%
Coca-Cola Femsa S.A.B. de C.V. (Mexico), Sr. Unsec. Unsub. Notes, 4.63%, 02/15/20(b) MXN	600,000	603,846

Specialized Finance–0.61%
NASDAQ OMX Group Inc. (The), Sr. Unsec. Unsub. Notes, 4.00%, 01/15/15	1,000,000	1,001,702

National Rural Utilities Cooperative Finance Corp., Sr. Sec. Notes, 2.63%, 09/16/12	500,000	512,858

		1,514,560

Specialty Stores–0.67%
Staples Inc., Sr. Unsec. Gtd. Unsub. Notes, 7.75%, 04/01/11	1,550,000	1,659,894

Steel–0.20%
ArcelorMittal (Luxembourg), Sr. Unsec. Unsub. Global Bonds, 9.00%, 02/15/15	410,000	492,956

Trading Companies & Distributors–0.22%
GATX Corp., Sr. Unsec. Notes, 4.75%, 10/01/12	530,000	551,912

Wireless Telecommunication Services–0.68%
Alltel Corp., Sr. Unsec. Global Notes, 7.00%, 07/01/12	265,000	295,773

American Tower Corp., Sr. Unsec. Unsub. Global Notes, 4.63%, 04/01/15	800,000	824,510

Vodafone Group PLC (United Kingdom), Sr. Unsec. Unsub. Global Notes, 5.50%, 06/15/11	540,000	570,364

		1,690,647

Total Bonds & Notes (Cost $119,009,117)		122,614,289

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM Short Term Bond Fund

	Principal
	Amount	Value

U.S. Treasury Notes–18.98%
1.13%, 06/30/11	$3,600,000	$3,632,344

1.38%, 03/15/12(f)	7,500,000	7,584,375

1.75%, 08/15/12	22,100,000	22,479,843

1.38%, 09/15/12	5,000,000	5,034,375

1.50%, 12/31/13	8,220,000	8,145,506

Total U.S. Treasury Notes (Cost $46,520,049)		46,876,443

Asset-Backed Securities–12.48%
Bank of America Credit Card Trust– Series 2007-C2, Class C2, Floating Rate Pass Through Ctfs., 0.50%, 09/17/12(c)	1,500,000	1,496,704

Bear Stearns Adjustable Rate Mortgage Trust–Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 4.52%, 08/25/33(c)	810,004	742,421

Bear Stearns Commercial Mortgage Securities Series 2005-PWR8, Class A3, Pass Through Ctfs., 4.55%, 06/11/41	500,000	508,166

Capital One Multi-Asset Execution Trust, Series 2005-C1, Class C1, Floating Rate Pass Through Ctfs., 0.63%, 02/15/13(c)	1,450,000	1,449,027

Series 2007-A6, Class A6, Floating Rate Pass Through Ctfs., 0.30%, 05/15/13(c)	1,800,000	1,799,064

Chase Issuance Trust, Series 2007-A17, Class A, Pass Through Ctfs., 5.12%, 10/15/14	1,230,000	1,338,423

Series 2009-A3, Class A3, Pass Through Ctfs., 2.40%, 06/17/13	545,000	556,189

Citibank Credit Card Issuance Trust, Series 2009-A5 Class A5, Pass Through Ctfs., 2.25%, 12/23/14	1,150,000	1,160,891

Citigroup Mortgage Loan Trust Inc., Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 2.94% 08/25/34(c)	1,996,122	1,893,870

Commercial Mortgage Pass Through Ctfs.–Series 2001-J1A, Class A2, Variable Rate Pass Through Ctfs., 6.46%, 02/16/34(b)(c)	1,902,478	1,939,757

Countrywide Asset-Backed Ctfs., Series 2007-4, Class A1B, Pass Through Ctfs., 5.81%, 09/25/37	532,869	534,907

Credit Suisse Mortgage Capital Ctfs., Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 3.10%, 09/26/34(b)(c)	1,082,157	1,034,170

Series 2009-ASG, Class A, Floating Rate Pass Through Ctfs., 1.48%, 11/28/39 (Acquired 11/24/09; Cost $1,466,117)(b)(c)	1,466,117	1,466,117

Discover Card Master Trust– Series 2010-A1, Class A1,, Floating Rate Pass Through Ctfs., 0.88%, 09/15/15(c)	1,500,000	1,498,814

GE Capital Commercial Mortgage Corp.–Series 2001-1, Class A2, Pass Through Ctfs., 6.53%, 05/15/33	1,100,000	1,142,439

Honda Auto Receivables Owner Trust– Series 2009-2, Class A3, Pass Through Ctfs., 2.79%, 01/15/13	1,000,000	1,021,290

LB-UBS Commercial Mortgage Trust–Series 2001-WM, Class A2, Pass Through Ctfs., 6.53%, 07/14/16(b)	1,070,000	1,127,612

Morgan Stanley Capital I, Series 2005-T17, Class A4, Pass Through Ctfs., 4.52%, 12/13/41	720,000	735,933

Series 2008-T29, Class A1, Pass Through Ctfs., 6.23%, 01/11/43	891,671	919,704

Nissan Auto Receivables Owner Trust– Series 2006-B, Class A4, Pass Through Ctfs., 5.22%, 11/15/11	369,385	370,314

Option One Mortgage Securities Corp.–Series 2007-4A, Floating Rate Notes, 0.33%, 04/25/12 (Acquired 05/11/07; Cost $301,529)(b)(c)	301,529	180,918

TIAA Seasoned Commercial Mortgage Trust–Series 2007-C4, Class A2, Variable Rate Pass Through Ctfs., 5.79%, 08/15/39(c)	1,000,000	1,062,694

USAA Auto Owner Trust, Series 2006-2, Class A4, Pass Through Ctfs., 5.37%, 02/15/12	457,538	460,469

Series 2009-1, Class A3, Pass Through Ctfs., 3.02%, 06/17/13	1,600,000	1,640,944

WaMu Mortgage Pass Through Ctfs.–Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.85%, 08/25/33(c)	1,538,937	1,531,809

Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 4.46%, 07/25/34(c)	827,135	809,715

Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.97%, 12/25/34(c)	1,644,196	1,544,144

Series 2006-16, Class A12, Pass Through Ctfs., 5.00%, 11/25/36	856,107	845,416

Total Asset-Backed Securities (Cost $30,132,961)		30,811,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        AIM Short Term Bond Fund

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–11.83%
Collateralized Mortgage Obligations–0.87%
Freddie Mac REMICS, 5.00%, 01/15/13	$2,028,729	$2,146,037

Federal Home Loan Mortgage Corp. (FHLMC)–2.51%
Pass Through Ctfs., 8.00%, 11/20/12	118,686	124,759

9.00%, 05/01/15	160,261	181,709

7.50%, 06/01/16 to 07/01/24	425,385	461,652

7.00%, 12/01/16 to 10/01/34	1,481,492	1,649,425

6.00%, 02/01/17 to 03/01/23	2,166,405	2,325,089

8.50%, 02/01/19 to 08/17/26	1,074,462	1,228,058

6.50%, 12/01/35	210,211	228,187

		6,198,879

Federal National Mortgage Association (FNMA)–6.05%
Pass Through Ctfs., 7.50%, 02/01/15 to 02/01/31	1,091,335	1,231,029

7.00%, 04/01/15 to 08/01/36	7,969,852	8,791,369

8.50%, 09/01/15 to 07/01/30	509,688	588,092

6.50%, 11/01/16 to 10/01/35	2,333,747	2,532,078

8.00%, 09/01/17 to 08/01/32	1,355,097	1,546,883

9.00%, 02/01/21 to 01/01/30	215,589	248,515

10.00%, 05/01/26	17,733	19,149

		14,957,115

Government National Mortgage Association (GNMA)–2.40%
Pass Through Ctfs., 6.50%, 10/15/13 to 02/15/34	2,810,485	3,072,746

7.00%, 05/15/17 to 06/15/32	1,054,833	1,169,941

7.00%, 12/15/17(f)	435,384	471,620

6.00%, 06/15/18	355,668	384,037

7.75%, 11/15/19 to 02/15/21	254,420	287,338

7.50%, 12/20/25 to 07/15/32	139,204	156,863

8.50%, 07/20/27	127,919	148,278

8.00%, 10/15/30	198,857	233,501

		5,924,324

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $26,632,035)		29,226,355

U.S. Government Sponsored Agency Securities–3.37%
Federal Home Loan Bank (FHLB)–2.03%
Unsec. Global Bonds, 1.63%, 03/20/13	5,000,000	5,017,021

Federal National Mortgage Association (FNMA)–1.34%
Unsec. Global Notes, 2.63%, 11/20/14	3,270,000	3,300,953

Total U.S. Government Sponsored Agency Securities (Cost $8,243,700)		8,317,974

	Shares
Money Market Funds–4.46%
Liquid Assets Portfolio–Institutional Class(g)	5,509,729	5,509,729

Premier Portfolio–Institutional Class(g)	5,509,729	5,509,729

Total Money Market Funds (Cost $11,019,458)		11,019,458

TOTAL INVESTMENTS–100.77% (Cost $241,557,320)		248,866,440

OTHER ASSETS LESS LIABILITIES–(0.77)%		(1,895,691)

NET ASSETS–100.00%		$246,970,749

Investment Abbreviations:

Ctfs.	– Certificates
Deb.	– Debentures
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Unsec.	– Unsecured
Unsub.	– Unsubordinated

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2010 was $37,630,880, which represented 15.24% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2010.
(d)	Perpetual bond with no specified maturity date.
(e)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2010 represented 0.00% of the Fund’s Net Assets.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14        AIM Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $230,537,862)	$237,846,982

Investments in affiliated money market funds, at value and cost	11,019,458

Total investments, at value (Cost $241,557,320)	248,866,440

Cash	37,146

Receivables for:
Fund shares sold	3,147,614

Dividends and interest	1,801,118

Fund expenses absorbed	40,147

Investment for trustee deferred compensation and retirement plans	13,114

Other assets	29,397

Total assets	253,934,976

Liabilities:
Payables for:
Investments purchased	5,142,667

Fund shares reacquired	1,429,659

Dividends	57,281

Variation margin	90,474

Accrued fees to affiliates	150,919

Accrued other operating expenses	57,079

Trustee deferred compensation and retirement plans	36,148

Total liabilities	6,964,227

Net assets applicable to shares outstanding	$246,970,749

Net assets consist of:
Shares of beneficial interest	$277,516,284

Undistributed net investment income	58,566

Undistributed net realized gain (loss)	(37,931,201)

Unrealized appreciation	7,327,100

$246,970,749

Net Assets:
Class A	$80,252,364

Class C	$103,784,992

Class R	$2,085,916

Class Y	$8,131,954

Institutional Class	$52,715,523

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	9,241,030

Class C	11,953,765

Class R	239,819

Class Y	936,063

Institutional Class	6,066,790

Class A:
Net asset value per share	$8.68

Maximum offering price per share (Net asset value of $8.68 divided by 97.50%)	$8.90

Class C:
Net asset value and offering price per share	$8.68

Class R:
Net asset value and offering price per share	$8.70

Class Y:
Net asset value and offering price per share	$8.69

Institutional Class:
Net asset value and offering price per share	$8.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15        AIM Short Term Bond Fund

Statement of Operations

For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009

	For the seven	For the year
	months ended	ended July 31,
	February 28, 2010	2009

Investment income:
Interest	$4,807,965	$10,380,868

Dividends	42,750	754,236

Dividends from affiliated money market funds	12,175	154,673

Total investment income	4,862,890	11,289,777

Expenses:
Advisory fees	425,327	674,101

Administrative services fees	29,041	50,000

Custodian fees	10,068	21,371

Distribution fees:
Class A	92,467	113,393

Class C	480,159	636,271

Class R	5,881	7,065

Transfer agent fees — A, C, R and Y	120,431	193,562

Transfer agent fees — Institutional	1,793	4,351

Trustees’ and officers’ fees and benefits	13,437	24,049

Other	111,285	219,015

Total expenses	1,289,889	1,943,178

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(464,993)	(607,988)

Net expenses	824,896	1,335,190

Net investment income	4,037,994	9,954,587

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(231,075) for the year ended July 31, 2009)	999,953	(24,234,383)

Futures contracts	(1,342,322)	(1,331,618)

Swap agreements	2,527	(3,523,337)

	(339,842)	(29,089,338)

Change in net unrealized appreciation (depreciation) of:
Investment securities	2,954,582	9,143,230

Futures contracts	566,547	(513,371)

Swap agreements	—	961,142

	3,521,129	9,591,001

Net realized and unrealized gain (loss)	3,181,287	(19,498,337)

Net increase (decrease) in net assets resulting from operations	$7,219,281	$(9,543,750)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16        AIM Short Term Bond Fund

Statement of Changes in Net Assets

For the period August 1, 2009 to February 28, 2010 and the years ended July 31, 2009 and 2008

	For the seven
	months ended	For the year	For the year
	February 28,	ended July 31,	ended July 31,
	2010	2009	2008

Operations:
Net investment income	$4,037,994	$9,954,587	$11,099,018

Net realized gain (loss)	(339,842)	(29,089,338)	1,113,170

Change in net unrealized appreciation (depreciation)	3,521,129	9,591,001	(6,219,542)

Net increase in net assets resulting from operations	7,219,281	(9,543,750)	5,992,646

Distributions to shareholders from net investment income:
Class A	(1,190,936)	(2,655,087)	(2,214,931)

Class C	(1,446,593)	(3,615,726)	(4,456,938)

Class R	(36,066)	(78,880)	(74,075)

Class Y	(69,197)	(44,497)	—

Institutional Class	(1,219,462)	(4,113,664)	(4,487,410)

Total distributions from net investment income	(3,962,254)	(10,507,854)	(11,233,354)

Share transactions–net:
Class A	35,591,772	2,997,207	18,057,167

Class C	35,651,970	(1,231,763)	(6,281,631)

Class R	412,029	466,881	728,061

Class Y	5,530,303	2,526,786	—

Institutional Class	(9,392,105)	(8,073,023)	11,402,412

Net increase (decrease) in net assets resulting from share transactions	67,793,969	(3,313,912)	23,906,009

Net increase (decrease) in net assets	71,050,996	(23,365,516)	18,665,301

Net assets:
Beginning of year	175,919,753	199,285,269	180,619,968

End of year (includes undistributed net investment income of $58,566, $164,766 and $1,195,819)	$246,970,749	$175,919,753	$199,285,269

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM Short Term Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is a high level of current income consistent with the preservation of capital.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to a CDSC. Effective April 1 2010, Class R shares will no longer be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate,

17        AIM Short Term Bond Fund

maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

18        AIM Short Term Bond Fund

D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on

19        AIM Short Term Bond Fund

a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

20        AIM Short Term Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.35%

Next $500 million	0.325%

Next $1.5 billion	0.30%

Next $2.5 billion	0.29%

Over $5 billion	0.28%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2011, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 0.66%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41% and 0.41%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time.
  Further, the Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010, the Adviser waived advisory fees $102,689 and reimbursed class level expenses of $49,952, $64,848, $1,588, $2,794 and $1,793 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively. For the year ended July 31, 2009, the Adviser waived advisory fees $121,795 and reimbursed class level expenses of $64,904, $91,048, $2,022, $1,411 and $1,653 of Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $0 and $212, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. IADI has contractually agreed to waive 0.50% of Rule 12b-1 plan fees on Class C shares through at least June 30, 2011. 12b-1 fees before fee waivers under this agreement are shown as distribution fees in the Statement of Operations. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, fees incurred after fee waivers for Class C shares were $240,079 and $318,135, respectively.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $12,709 in front-end sales commissions from the sale of Class A shares and $10,000, $3,774 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by

21        AIM Short Term Bond Fund

shareholders. For the year ended July 31, 2009, IADI advised the Fund that IADI retained $14,246 in front-end sales commissions from the sale of Class A shares and $5,982, $3,384 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$11,019,458	$—	$—	$11,019,458

U.S. Treasury Securities	—	46,876,443	—	46,876,443

U.S. Government Sponsored Securities	—	37,544,329	—	37,544,329

Corporate Debt Securities	—	122,614,289	—	122,614,289

Asset Backed Securities	—	29,164,886	1,647,035	30,811,921

	$11,019,458	$236,199,947	$1,647,035	$248,866,440

Other Investments*	17,980	—	—	17,980

Total Investments	$11,037,438	$236,199,947	$1,647,035	$248,884,420

*	Other Investments include futures which are included at unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$230,571	$(212,591)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets & Liabilities.

22        AIM Short Term Bond Fund

Effect of Derivative Instruments for the seven months ended February 28, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements

Realized Gain (Loss)
Credit risk	$—	$2,527

Interest rate risk	(1,342,322)	—

Change in Unrealized Appreciation
Interest rate risk	566,547	—

Total	$(775,775)	$2,527

*	The average value of futures outstanding during the period was $278,843.

Open Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

U.S. Treasury 2 Year Notes	282	June-2010/Long	$61,317,375	$188,863

U.S. Treasury 30 Year Bonds	3	June-2010/Long	353,063	2,056

Subtotal			$61,670,438	$190,919

U.S. Treasury 5 Year Notes	281	March-2010/Short	(32,890,172)	(114,760)

U.S. Treasury 10 Year Notes	163	March-2010/Short	(19,381,719)	(58,179)

Subtotal			$(52,271,891)	$(172,939)

Total			$9,398,547	$17,980

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period August 1, 2009 to February 28, 2010, the Fund did not engage in any security transactions. For the year ended July 31, 2009, the Fund engaged in securities sales of $768,300, which resulted in net realized gains (losses) of $(231,075).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $1,249 and $6,807, respectively.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,225 and $3,583, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

23        AIM Short Term Bond Fund

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$3,962,254	$10,507,854	$11,233,354

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$95,952

Net unrealized appreciation — investments	7,309,120

Temporary book/tax differences	(37,386)

Post-October deferrals	(121,315)

Capital loss carryforward	(37,791,906)

Shares of beneficial interest	277,516,284

Total net assets	$246,970,749

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2011	$20,291

February 28, 2012	1,787,880

February 28, 2013	1,424,485

February 28, 2014	3,488,405

February 28, 2015	1,556,368

February 28, 2016	769,668

February 28, 2017	6,024,907

February 28, 2018	22,719,902

Total capital loss carryforward	$37,791,906

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

24        AIM Short Term Bond Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund from the period August 1, 2009 to February 28, 2010 was $139,179,043 and $94,353,322, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period end.

For the seven
months ended
Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis	February 28, 2010

Aggregate unrealized appreciation of investment securities	$8,028,936

Aggregate unrealized (depreciation) of investment securities	(719,816)

Net unrealized appreciation of investment securities	$7,309,120

Investments have the same cost for tax and financial statement purposes.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of credit default swap transactions and paydowns, on February 28, 2010, undistributed net investment income was decreased by $181,940 and undistributed net realized gain (loss) was increased by $181,940. This reclassification had no effect on the net assets of the Fund.

NOTE 12—Share Information

	Summary of Share Activity

	Seven months ended		Year ended		Year ended
	February 28, 2010(a)		July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	7,170,413	$61,866,056	4,758,262	$41,424,292	4,479,355	$43,060,989

Class C	6,528,802	56,385,201	3,395,383	29,367,443	2,333,766	22,420,687

Class R	110,602	954,637	196,888	1,698,361	243,784	2,361,993

Class Y(b)	666,975	5,777,925	600,759	5,079,803	—	—

Institutional Class	477,428	4,129,829	1,118,346	9,641,030	1,787,697	17,176,660

Issued as reinvestment of dividends:
Class A	113,400	979,422	243,726	2,104,428	186,275	1,788,947

Class C	139,849	1,207,318	344,848	2,983,934	390,297	3,751,747

Class R	4,143	35,807	9,167	79,298	7,492	72,114

Class Y	5,993	51,771	3,601	30,691	—	—

Institutional Class	141,245	1,219,230	475,263	4,113,635	466,626	4,487,154

Reacquired:
Class A(b)	(3,155,334)	(27,253,706)	(4,704,836)	(40,531,513)	(2,789,552)	(26,792,769)

Class C	(2,540,827)	(21,940,549)	(3,865,932)	(33,583,140)	(3,374,819)	(32,454,065)

Class R	(66,868)	(578,415)	(152,064)	(1,310,778)	(176,904)	(1,706,046)

Class Y	(34,653)	(299,393)	(306,612)	(2,583,708)	—	—

Institutional Class	(1,706,982)	(14,741,164)	(2,540,904)	(21,827,688)	(1,066,032)	(10,261,402)

Net increase (decrease) in share activity	7,854,186	$67,793,969	(424,105)	$(3,313,912)	2,487,985	$23,906,009

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities also owned beneficially.
      In addition, 21% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are funds that are advised by Invesco.

(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A shares into Class Y shares of the Fund: Class

Class	Shares	Amount

Class Y	70,239	$618,805

Class A	(70,239)	(618,805)

25        AIM Short Term Bond Fund

NOTE 13—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset			securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Seven months ended 02/28/10	$8.55	$0.17	(c)	$0.13	$0.30	$(0.17)	$8.68	3.52%	$80,252	0.65	%(d)	0.87	%(d)	3.35	%(d)	48%
Year ended 07/31/09	9.48	0.48	(c)	(0.90)	(0.42)	(0.51)	8.55	(4.37)	43,695	0.77		0.98		5.60		123
Year ended 07/31/08	9.75	0.56	(c)	(0.26)	0.30	(0.57)	9.48	3.18	45,674	0.86		0.94		5.87		73
Year ended 07/31/07	9.80	0.51		(0.04)	0.47	(0.52)	9.75	4.84	28,663	0.86		0.98		5.14		101
Year ended 07/31/06	9.93	0.40		(0.12)	0.28	(0.41)	9.80	2.92	32,851	0.86		0.98		4.04		82
Year ended 07/31/05	10.01	0.25	(c)	(0.04)	0.21	(0.29)	9.93	2.14	29,250	0.86		1.00		2.53		103

Class C
Seven months ended 02/28/10	8.54	0.16	(c)	0.14	0.30	(0.16)	8.68	3.50	103,785	0.90	(d)	1.62	(d)	3.10	(d)	48
Year ended 07/31/09	9.48	0.46	(c)	(0.91)	(0.45)	(0.49)	8.54	(4.72)	66,863	1.02		1.73		5.35		123
Year ended 07/31/08	9.75	0.54	(c)	(0.26)	0.28	(0.55)	9.48	2.93	75,404	1.11		1.69		5.62		73
Year ended 07/31/07	9.80	0.48		(0.04)	0.44	(0.49)	9.75	4.59	83,869	1.11		1.73		4.89		101
Year ended 07/31/06	9.93	0.38		(0.13)	0.25	(0.38)	9.80	2.61	109,622	1.17		1.73		3.73		82
Year ended 07/31/05	10.01	0.22	(c)	(0.04)	0.18	(0.26)	9.93	1.79	203,806	1.21		1.66		2.18		103

Class R
Seven months ended 02/28/10	8.56	0.16	(c)	0.14	0.30	(0.16)	8.70	3.49	2,086	0.90	(d)	1.12	(d)	3.10	(d)	48
Year ended 07/31/09	9.50	0.46	(c)	(0.91)	(0.45)	(0.49)	8.56	(4.70)	1,643	1.02		1.23		5.35		123
Year ended 07/31/08	9.77	0.54	(c)	(0.26)	0.28	(0.55)	9.50	2.94	1,310	1.11		1.19		5.62		73
Year ended 07/31/07	9.82	0.48		(0.04)	0.44	(0.49)	9.77	4.59	621	1.11		1.23		4.89		101
Year ended 07/31/06	9.94	0.37		(0.10)	0.27	(0.39)	9.82	2.77	477	1.11		1.23		3.79		82
Year ended 07/31/05	10.02	0.23	(c)	(0.04)	0.19	(0.27)	9.94	1.88	158	1.11		1.16		2.28		103

Class Y
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	8,132	0.40	(d)	0.62	(d)	3.60	(d)	48
Year ended 07/31/09(e)	8.81	0.41	(c)	(0.28)	0.13	(0.39)	8.55	1.62	2,545	0.51	(f)	0.75	(f)	5.86	(f)	123

Institutional Class
Seven months ended 02/28/10	8.55	0.18	(c)	0.14	0.32	(0.18)	8.69	3.79	52,716	0.40	(d)	0.49	(d)	3.60	(d)	48
Year ended 07/31/09	9.49	0.51	(c)	(0.92)	(0.41)	(0.53)	8.55	(4.19)	61,174	0.49		0.56		5.88		123
Year ended 07/31/08	9.76	0.60	(c)	(0.27)	0.33	(0.60)	9.49	3.51	76,898	0.55		0.55		6.18		73
Year ended 07/31/07	9.81	0.53		(0.04)	0.49	(0.54)	9.76	5.13	67,467	0.58		0.58		5.42		101
Year ended 07/31/06	9.93	0.42		(0.10)	0.32	(0.44)	9.81	3.31	51,975	0.58		0.58		4.32		82
Year ended 07/31/05	10.01	0.28	(c)	(0.04)	0.24	(0.32)	9.93	2.42	33,301	0.57		0.58		2.82		103

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $63,680, $82,669, $2,025, $3,561 and $57,289 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

26        AIM Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

27        AIM Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,027.90	$3.27	$1,021.57	$3.26	0.65%

C	1,000.00	1,026.70	4.52	1,020.33	4.51	0.90

R	1,000.00	1,027.80	4.53	1,020.33	4.51	0.90

Y	1,000.00	1,030.40	2.01	1,022.81	2.01	0.40

Institutional	1,000.00	1,029.20	2.01	1,022.81	2.01	0.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28        AIM Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	8.08%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29        AIM Short Term Bond Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

STB-AR-1	Invesco Aim Distributors, Inc.

AIM U.S. Government Fund
Annual Report to Shareholders    February 28, 2010

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
22	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Always unpredictable, equity markets have been highly volatile in recent years. So far in 2010, markets have been somewhat choppy – reacting to short-term news without establishing a clear, long-term direction.
     Like the future direction of equity markets, the health of the U.S. economy was also open to debate. By February 28, 2010, the U.S. economy had ended its year-long contraction and had enjoyed two quarters of healthy expansion. While most indicators suggested recovery was slowly taking hold, the unemployment rate remained high by historical standards – and the durability of the recovery and the speed with which unemployment might normalize was uncertain.
Increased communication
Unpredictable and volatile markets, together with economic uncertainty, caused many of you to seek information relative to your investments in recent months. Some of you contacted your financial advisers to ask questions and obtain guidance. Others visited our website, invescoaim.com, where we offer timely market commentary, investor education information and sector updates. In particular, I recommend the Investment Perspectives articles featured on our home page; they are written by Invesco Aim’s investment professionals and cover a wide range of topics that are updated regularly.
     Also at invescoaim.com, you can access your Fund’s latest quarterly commentary. Simply click on Mutual Funds inside the Financial Products box. Then, in the Fund Information box, click on Quarterly Commentary and select your Fund.
     Timely information – like that available at our website – together with the advice and guidance of a trusted financial adviser can be especially important in uncertain times. Market volatility and economic uncertainty are two factors that can prompt investors to abandon their long-term saving and investment plans. A financial adviser can show you just how costly that could be over the long term – and can explain that saving more and investing more regularly is a time-tested way to build a solid portfolio. He or she can help you identify appropriate investments, given your individual risk tolerance, time horizon and investment goals.
Fund names and our corporate name are changing
In the months ahead, you’ll begin to see signs, small and large, of changes to our fund and corporate names. For example, the name “Aim” will no longer be part of our branding, so our logo graphic will be “Invesco” rather than “Invesco Aim” and your “AIM” fund soon will be renamed an Invesco fund. (For example, AIM Charter Fund will become Invesco Charter Fund.) And effective April 30, our Web address will change from invescoaim.com to invesco.com. These changes are the next steps in our rebranding process begun two years ago, when for our corporate name we added “Invesco” in front of “Aim.” The marketplace now widely recognizes that Aim is part of Invesco, and thus it’s time for us to formally acknowledge that connection.
     While market conditions change from time to time, our commitment to putting our clients first, helping you achieve your financial goals and providing excellent customer service will not.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a question or comment for me, please email me at phil@invesco.com.
     Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
CEO, Invesco Aim
2	AIM U.S. Government Fund

Bruce Crockett
Dear Fellow Shareholders:
By all accounts, 2009 was a challenging year for all of us. Although the economy and financial markets whipsawed us through much of last year, the final months of the decade concluded with many of us feeling somewhat more optimistic about 2010 as we began to see the markets and economy evidence the first green shoots of recovery.
     Perhaps the most valuable takeaway from 2009 is the manner in which it underscored the importance of adopting the long-term, appropriately diversified investment strategy I’ve mentioned in my previous letters. If anything, last year was the litmus test for this approach.
     Please be assured that your Board continues to oversee the AIM Funds with a strong sense of responsibility for your savings and a deep appreciation for your trust. We have already begun the annual review and management contract renewal process and will continue to seek to manage costs and reward performance in ways that put your interests first. (It might also interest you to know that the Board currently has five committees – Compliance, Audit, Governance, Investments, and Valuation Distribution and Proxy Voting – whose members exercise oversight to maintain the AIM Funds “Investor First” orientation.)
     To that end, some of you may have seen it reported in October 2009 that Invesco will assume the management of the Van Kampen family of mutual funds as well as the Morgan Stanley retail funds. The closing will be later this year and we view this addition as an excellent opportunity to provide you, our shareholders, access to an even broader range of well-diversified mutual funds under the Invesco umbrella. I’ll keep you updated on the work we’re doing to deliver the value of this acquisition to our shareholders in my upcoming letters.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving you in the coming year.
Sincerely,
Bruce L. Crockett
Independent Chair
AIM Funds Board of Trustees
3	AIM U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary
For the seven-month reporting period ended February 28, 2010, Class A shares of AIM U.S. Government Fund, at net asset value (NAV), outperformed the Fund’s style-specific index, the Barclays Capital U.S. Government Index, and under-performed the Fund’s broad market index, the Barclays Capital U.S. Aggregate Index. The Fund’s outperformance versus its style-specific index was mainly due to its allocation to agency mortgage-backed securities (MBS) that outperformed both U.S. Treasuries and agency debentures. Underperformance relative to the broad market index can be attributed to the Fund’s lack of exposure to non-government bonds found in the benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 2/28/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.33%

Class B Shares	2.99

Class C Shares	2.88

Class R Shares	3.18

Class Y Shares	3.48

Investor Class Shares	3.33

Institutional Class Shares	3.62

Barclays Capital U.S. Aggregate Index▼ (Broad Market Index)	4.26

Barclays Capital U.S. Government Index▼ (Style-Specific Index)	2.40

Lipper Intermediate U.S. Government Funds Index▼ (Peer Group Index)	4.81

▼ Lipper Inc.

How we invest
We invest primarily in U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies and instrumentalities. The Fund may use enhanced investment techniques such as derivatives, including Treasury futures and options on Treasury futures, and engage in mortgage dollar roll transactions, a form of repurchase agreement activity in the to-be-announced (TBA) market for agency MBS.
     We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to achieve a high level of current income consistent with concern for safety of principal.
     Our security selection is supported by a team of independent specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis of individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.
     Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value. Working closely with sector specialists and traders we determine the timing and amount of each “alpha” decision to use in the portfolio.

Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning, sector exposure).

■	The need to limit or reduce exposure to a particular sector or issuer.

■	Realignment of a valuation target.

■	Presentation of a better relative value opportunity.

Market conditions and your Fund
The seven-month reporting period covered in this report was characterized by improvements in U.S. and global economic activity. The U.S. economic backdrop at the start of the reporting period was rather tenuous, with unemployment trending upward, continued depressed housing valuations and limited access to business and consumer credit. However, in the third quarter of 2009, government stimulus programs, expansion of credit and increasingly optimistic business and consumer sentiment translated into the beginnings of broad-based economic growth.
     Consumer spending, residential investment, inventory gains and capital spending all contributed to growth in gross domestic product (GDP), the broadest measure of overall U.S. economic activity, for the third quarter of 2009 that heralded the end of the U.S. recession after four consecutive quarters of economic contraction. Global economic growth also began to rebound, but some sovereign risks, such as the one involving Greece’s debt problems, and persistent private sector concerns, such as those involving the investment company Dubai World, remained fundamental hazards to fragile global economic momentum.
     The U.S. Federal Reserve Board (the Fed) maintained a very accommodative monetary policy through the period, with the federal funds target rate unchanged in its range of zero to 0.25%.1 The Fed modified its programs of quantitative

Portfolio Composition
By security type

U.S. Government Sponsored Mortgage-Backed Securities	76.4%

U.S. Government Sponsored Agency Securities	14.0

Asset-Backed Securities	3.6

U.S. Treasury Securities	3.6

U.S. Dollar Denominated Bonds & Notes	0.4

Money Market Funds
Plus Other Assets Less Liabilities	2.0

Total Net Assets	$541.6 million

Total Number of Holdings*	625

Top 10 Fixed Income Issuers*

1.	Freddie Mac REMICS	38.1%

2.	Federal National Mortgage Association	14.2

3.	Fannie Mae REMICS	12.4

4.	Federal Home Loan Mortgage Corp.	8.6

5.	Federal Farm Credit Bank	6.3

6.	Federal Home Loan Bank	6.3

7.	Government National Mortgage Assoc.	5.0

8.	U.S. Treasury	3.6

9.	Fannie Mae Grantor Trust	1.6

10.	Ginnie Mae REMICS	1.5
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	AIM U.S. Government Fund

easing, ending the purchase of U.S. Treasuries, and extending the period for buying agency MBS and agency debentures. In doing so, the Fed worked to sustain economic recovery by keeping long-term interest rates low and making more money available to consumers and businesses.
     For the reporting period, Treasury yields increased for longer maturities (30 years), as the U.S. economy showed signs of recovery which reduced “fear”-driven trades.2 Additionally, the Treasury was actively trying to extend the term of the Treasury debt maturities. At the same time, yields of Treasuries with maturities of five years and shorter fell as demand and monetary policy favored assets in this category. The result was a steeper yield curve, with longer maturity securities underperforming their shorter maturity counterparts due mainly to concerns about inflation and the market’s ability to absorb increased Treasury issuance.2 Credit spreads, the difference between the yields of U.S. Treasuries and other types of fixed income securities that carry credit risk, narrowed as investors’ growing appetite for risk benefited valuations of non-government bonds.2
     Sector allocation was the key factor affecting Fund performance on an absolute basis and relative to both the style-specific and broad market indexes. Overall, sector decisions were beneficial to relative Fund performance as we remained underweight in Treasuries and agency debentures in favor of out-of-benchmark allocations to agency MBS passthroughs, collateralized mortgage obligations (CMOs) and the TBA market for agency MBS.
     Versus the broad market index, our constraint of investing in government-related securities precluded us from owning corporate, non-agency MBS and other credit sensitive sectors. Prices in those sectors continued their rally that began earlier in 2009, while agency debentures saw smaller price increases, and longer duration Treasuries actually saw price decreases over the seven months ended February 28, 2010. We maintained consistently underweight positions in U.S. Treasuries and agency debentures throughout the reporting period, believing there was better relative value in agency MBS and CMOs.
     Our security selection in agency debentures also helped performance. Additionally, the use of Treasury futures paired with short agency CMOs in lieu of cash Treasuries and agency debentures contributed to absolute and relative performance. We actively seek opportunities to invest cash in high quality, low-duration assets (short agency CMOs, for instance) whose yields top comparable government securities, and use Treasury futures as a more economically efficient means to benefit from the duration of the cash bonds, without actually owning them.
     The contribution to performance from duration positioning was mixed over the period, but overall a slight detractor. The cumulative effect of our variance around benchmark duration worked against the portfolio as rates trended higher. We mainly used U.S. Treasury note futures contracts to manage portfolio duration within plus or minus 10% of our style-specific benchmark.
     The Fund’s yield curve positioning (emphasizing points on the yield curve with the greatest return potential) had a positive impact on performance as the portfolio was positioned to capture returns from the steepening of the very long end of the yield curve that occurred during much of the period.
     We thank you for your investment in AIM U.S. Government Fund.
1 U.S. Federal Reserve
2 Barclays Capital
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Clint Dudley
Chartered Financial Analyst, portfolio manager, is manager of AIM U.S. Government Fund. He joined Invesco Aim in 1998. Mr. Dudley earned a B.B.A. and an M.B.A. from Baylor University. He is a member of the CFA Institute.
Brian Schneider
Chartered Financial Analyst, portfolio manager, is manager of AIM U.S. Government Fund. He joined Invesco in 1987. Mr. Schneider earned a B.A. in economics and an M.B.A. from Bellermine College.

5	AIM U.S. Government Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 4/28/87, index data from 4/30/87
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	AIM U.S. Government Fund

Average Annual Total Returns
As of 2/28/10, including maximum applicable sales charges

Class A Shares

Inception (4/28/87)	5.88%

10 Years	4.73

5 Years	3.86

1 Year	-0.57

Class B Shares

Inception (9/7/93)	4.59%

10 Years	4.63

5 Years	3.74

1 Year	-1.44

Class C Shares

Inception (8/4/97)	4.25%

10 Years	4.47

5 Years	4.09

1 Year	2.56

Class R Shares

10 Years	4.99%

5 Years	4.60

1 Year	3.96

Class Y Shares

10 Years	5.28%

5 Years	4.93

1 Year	4.60

Investor Class Shares

10 Years	5.27%

5 Years	4.90

1 Year	4.22

Institutional Class Shares

10 Years	5.50%

5 Years	5.38

1 Year	4.82
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/09, the most recent calendar quarter-end including maximum applicable sales charges

Class A Shares

Inception (4/28/87)	5.83%

10 Years	4.58

5 Years	3.39

1 Year	-4.78

Class B Shares

Inception (9/7/93)	4.50%

10 Years	4.47

5 Years	3.29

1 Year	-5.52

Class C Shares

Inception (8/4/97)	4.14%

10 Years	4.32

5 Years	3.64

1 Year	-1.59

Class R Shares

10 Years	4.84%

5 Years	4.15

1 Year	-0.13

Class Y Shares

10 Years	5.13%

5 Years	4.49

1 Year	0.37

Investor Class Shares

10 Years	5.12%

5 Years	4.44

1 Year	0.12

Institutional Class Shares

10 Years	5.35%

5 Years	4.93

1 Year	0.58
Institutional Class shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invescoaim.com for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 0.98%, 1.73%, 1.73%, 1.23%, 0.73%, 0.98% and 0.52%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R shares do not have a front-end sales charge; returns shown are at net asset value and do not reflect a 0.75% CDSC that may be imposed on a total redemption of retirement plan assets within the first year. Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	AIM U.S. Government Fund

AIM U.S. Government Fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal.
■	Unless otherwise stated, information presented in this report is as of February 28, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any AIM fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk – the risk that the other party will not complete the transaction with the Fund.

■	Dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

■	High-coupon, U.S. government agency mortgage-backed securities provide a higher coupon than current prevailing market interest rates, and the Fund may purchase such securities at a premium. If these securities experience a faster-than-expected principal prepayment rate, both the market value and income from such securities will decrease.
■	Interest rate risk refers to the risk that bond prices generally fall as interest rates rise and vice versa.

■	Leveraging entails risks such as magnifying changes in the value of the portfolio’s securities.

■	Since a large percentage of the Fund’s assets may be invested in securities of a limited number of companies, each investment has a greater effect on the Fund’s overall performance, and any change in the value of those securities could significantly affect the value of your investment in the Fund.

■	There is no guarantee that the investment techniques and risk analysis used by the Fund’s portfolio managers will produce the desired results.

■	The prices of securities held by the Fund may decline in response to market risks.

■	Reinvestment risk is the risk that a bond’s cash flows will be reinvested at an interest rate below that of the original bond.

■	The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. government that may vary in the level of support they receive from the U.S. government. The U.S. government may choose not to provide financial support to U.S.-government-sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such an issuer might not be able to recover its investment from the U.S. government.

■	Reverse repurchase agreements and dollar-roll transactions involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which the Fund is obligated to repurchase them, or that the other party may default on its obligation such that the Fund is delayed or prevented from completing the transaction.

About indexes used in this report
■	The Barclays Capital U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment-grade, fixed-rate bond market.

■	The Barclays Capital U.S. Government Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies and quasi-federal corporations.

■	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate U.S. government funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	AGOVX
Class B Shares	AGVBX
Class C Shares	AGVCX
Class R Shares	AGVRX
Class Y Shares	AGVYX
Investor Class Shares	AGIVX
Institutional Class Shares	AGOIX

8	AIM U.S. Government Fund

Schedule of Investments

February 28, 2010

	Principal
	Amount	Value

U.S. Government Sponsored Mortgage-Backed Securities–80.05%
Collateralized Mortgage Obligations–54.43%
Fannie Mae Grantor Trust, 5.34%, 04/25/12	$8,000,000	$8,592,544

Fannie Mae REMICs, 4.50%, 05/25/15 to 05/25/29	4,283,372	4,421,449

5.00%, 12/25/15 to 01/25/26	4,517,593	4,628,739

4.00%, 09/25/16 to 02/25/40	6,053,487	6,269,249

5.50%, 02/25/17 to 04/25/30	18,806,808	19,257,431

6.00%, 05/25/26 to 10/25/33	30,735,655	31,466,772

4.57%, 06/25/30	1,123,281	1,134,182

Federal Home Loan Bank, 4.55%, 04/27/12	663,739	702,893

5.27%, 12/28/12	3,727,173	3,987,132

Freddie Mac REMICs, 6.75%, 06/15/11	75,341	76,642

5.25%, 08/15/11 to 08/15/32	10,335,577	10,878,411

5.38%, 08/15/11 to 09/15/11	2,223,383	2,305,831

3.88%, 12/15/12	345,554	355,326

4.50%, 06/15/15 to 04/15/30	13,122,995	13,484,444

5.00%, 04/15/16 to 11/15/32	36,055,560	37,377,279

3.50%, 06/15/16 to 05/15/22	4,981,997	5,117,386

6.00%, 09/15/16 to 09/15/29	42,351,654	43,280,671

4.00%, 02/15/17 to 02/15/30	6,275,642	6,470,012

5.75%, 12/15/18	7,240,099	7,365,661

5.50%, 02/15/23 to 09/15/30	73,448,973	75,225,725

4.75%, 04/15/31	4,368,136	4,447,612

Ginnie Mae REMICs, 5.00%, 06/20/24 to 02/20/30	3,153,946	3,268,935

5.50%, 04/16/31	4,424,546	4,681,032

		294,795,358

Federal Home Loan Mortgage Corp. (FHLMC)–8.64%
Pass Through Ctfs., 7.00%, 11/01/10 to 03/01/36	5,532,458	6,079,230

6.50%, 02/01/11 to 02/01/35	7,520,341	8,190,943

12.00%, 02/01/13	261	290

8.00%, 12/01/15 to 02/01/35	9,507,554	10,908,502

10.00%, 02/01/16 to 04/01/20	301,794	343,580

6.00%, 06/01/17 to 05/01/33	5,744,857	6,194,488

10.50%, 08/01/19 to 01/01/21	59,578	67,422

8.50%, 09/01/20 to 05/01/26	163,057	184,296

9.50%, 11/01/20 to 04/01/25	290,312	330,828

9.00%, 06/01/21 to 04/01/25	1,157,185	1,295,560

7.05%, 05/20/27	602,416	667,538

7.50%, 09/01/30 to 05/01/34	6,462,134	7,297,176

4.50%, 09/01/20	4,971,188	5,227,503

		46,787,356

Federal National Mortgage Association (FNMA)–12.01%
Pass Through Ctfs., 7.50%, 08/01/10 to 08/01/36	10,062,299	11,333,569

7.00%, 05/01/11 to 06/01/36	16,983,137	18,767,305

8.00%, 02/01/12 to 12/01/36	9,257,389	10,603,223

8.50%, 06/01/12 to 08/01/37	5,717,641	6,560,252

6.00%, 10/01/13 to 04/01/24	3,006,483	3,246,216

6.50%, 06/01/14 to 09/01/34	7,777,134	8,438,688

9.50%, 07/01/16 to 08/01/22	52,925	59,632

9.00%, 12/01/16	97,824	109,702

5.00%, 01/01/17 to 12/01/18	2,640,111	2,809,706

10.00%, 12/20/19 to 12/20/21	395,321	443,080

5.50%, 03/01/21 to 10/01/22	875,279	933,993

6.75%, 07/01/24	1,170,384	1,291,977

10.26%, 04/20/25	146,423	163,756

6.95%, 07/01/25 to 09/01/26	284,187	316,613

		65,077,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        AIM U.S. Government Fund

	Principal
	Amount	Value

Government National Mortgage Association (GNMA)–4.97%
Pass Through Ctfs., 11.00%, 03/15/10 to 09/15/15	$619	$681

13.00%, 01/15/11 to 12/15/14	31,263	36,399

13.50%, 05/15/11 to 10/15/12	16,365	17,883

7.00%, 08/20/12 to 12/15/36(a)	2,889,759	3,210,186

12.00%, 02/15/13 to 07/15/15	17,035	18,498

10.50%, 02/15/16	3,026	3,391

10.00%, 06/15/16 to 07/15/24	512,501	568,673

8.50%, 09/20/16 to 01/15/37	157,466	172,633

9.00%, 10/15/16 to 04/15/21	41,215	46,069

8.75%, 10/20/16	37,665	41,645

8.00%, 03/20/17 to 08/15/36	3,424,594	3,946,620

9.50%, 08/15/17 to 03/15/23	187,601	214,150

6.50%, 09/15/17 to 09/15/34	8,895,670	9,680,950

6.95%, 07/20/25 to 11/20/26	1,336,401	1,486,526

7.50%, 03/15/26 to 10/15/35	3,571,759	4,051,919

6.00%, 12/15/28 to 08/15/33(a)	3,187,372	3,445,885

		26,942,108

Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $424,601,012)		433,602,534

U.S. Government Sponsored Agency Securities–13.95%
Federal Farm Credit Bank (FFCB)–6.29%
Bonds, 3.00%, 09/22/14	9,000,000	9,256,684

5.75%, 01/18/22	16,000,000	17,253,408

Medium-Term Notes, 5.75%, 12/07/28	7,000,000	7,574,447

		34,084,539

Federal Home Loan Bank (FHLB)–5.47%
Sr. Global Bonds, 1.88%, 06/20/12	6,000,000	6,111,002

Unsec. Bonds, 5.45%, 04/15/11	4,199,678	4,394,602

Unsec. Global Notes, 1.63%, 11/21/12	6,000,000	6,049,655

Unsec. Global Bonds, 1.63%, 03/20/13	13,000,000	13,044,255

		29,599,514

Federal National Mortgage Association (FNMA)–2.19%
Unsec. Global Notes, 1.75%, 02/22/13	10,000,000	10,081,766

1.75%, 08/10/12	1,750,000	1,773,448

		11,855,214

Total U.S. Government Sponsored Agency Securities (Cost $72,763,424)		75,539,267

U.S. Treasury Securities–3.55%
U.S. Treasury Notes–3.04%
3.13%, 05/15/19(a)	17,000,000	16,463,438

U.S. Treasury Bonds–0.51%
4.25%, 05/15/39	2,900,000	2,770,406

Total U.S. Treasury Securities (Cost $19,086,421)		19,233,844

Foreign Sovereign Bonds–0.43%
Sovereign Debt–0.43%
Israel Government Agency for International Development (AID) Bond (Israel), Gtd. Bonds, 5.13%, 11/01/24 (Cost $2,218,040)	2,200,000	2,342,061

	Shares
Money Market Funds–2.65%
Government & Agency Portfolio–Institutional Class (Cost $14,327,239)(b)	14,327,239	14,327,239

TOTAL INVESTMENTS–100.63% (Cost $532,996,136)		545,044,945

OTHER ASSETS LESS LIABILITIES–(0.63)%		(3,401,081)

NET ASSETS–100.00%		$541,643,864

Investment Abbreviations:

Ctfs.	– Certificates
Gtd.	– Guaranteed
REMIC	– Real Estate Mortgage Investment Conduits
Sr.	– Senior
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        AIM U.S. Government Fund

Statement of Assets and Liabilities

February 28, 2010

Assets:
Investments, at value (Cost $518,668,897)	$530,717,706

Investments in affiliated money market funds, at value and cost	14,327,239

Total investments, at value (Cost $532,996,136)	545,044,945

Cash	16,267

Receivables for:
Variation margin	839,262

Fund shares sold	2,624,154

Dividends and interest	2,631,886

Principal paydowns	111,836

Investment for trustee deferred compensation and retirement plans	55,509

Other assets	52,379

Total assets	551,376,238

Liabilities:
Payables for:
Investments purchased	6,468,079

Fund shares reacquired	2,465,523

Dividends	184,790

Accrued fees to affiliates	435,726

Accrued other operating expenses	41,304

Trustee deferred compensation and retirement plans	136,952

Total liabilities	9,732,374

Net assets applicable to shares outstanding	$541,643,864

Net assets consist of:
Shares of beneficial interest	$586,114,763

Undistributed net investment income	(23,372)

Undistributed net realized gain (loss)	(57,887,154)

Unrealized appreciation	13,439,627

$541,643,864

Net Assets:
Class A	$312,180,486

Class B	$67,388,826

Class C	$66,880,884

Class R	$13,654,736

Class Y	$2,243,184

Investor Class	$65,244,133

Institutional Class	$14,051,615

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	35,054,118

Class B	7,541,489

Class C	7,517,521

Class R	1,532,202

Class Y	251,838

Investor Class	7,322,382

Institutional Class	1,576,058

Class A:
Net asset value per share	$8.91

Maximum offering price per share (Net asset value of $8.91 divided by 95.25%)	$9.35

Class B:
Net asset value and offering price per share	$8.94

Class C:
Net asset value and offering price per share	$8.90

Class R:
Net asset value and offering price per share	$8.91

Class Y:
Net asset value and offering price per share	$8.91

Investor Class:
Net asset value and offering price per share	$8.91

Institutional Class:
Net asset value and offering price per share	$8.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        AIM U.S. Government Fund

Statement of Operations

For the period August 1, 2009 through February 28, 2010 and the year ended July 31, 2009

	Seven months ended	Year ended
	February 28,	July 31,
	2010	2009

Investment income:
Interest	$14,086,683	$31,906,266

Dividends from affiliated money market funds	10,177	269,921

Total investment income	14,096,860	32,176,187

Expenses:
Advisory fees	1,478,819	2,882,534

Administrative services fees	114,853	218,044

Custodian fees	30,501	36,058

Distribution fees:
Class A	532,365	1,087,620

Class B	441,102	1,022,040

Class C	397,176	747,825

Class R	37,989	46,452

Investor Class	80,240	124,434

Transfer agent fees — A, B, C, R, Y and Investor	858,816	1,513,122

Transfer agent fees — Institutional	1,694	2,687

Trustees’ and officers’ fees and benefits	21,954	40,570

Other	238,892	383,267

Total expenses	4,234,401	8,104,653

Less: Fees waived and expense offset arrangement(s)	(16,064)	(43,305)

Net expenses	4,218,337	8,061,348

Net investment income	9,878,523	24,114,839

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $204,721 and $0, respectively)	984,718	(49,248)

Futures contracts	8,898,093	10,095,894

	9,882,811	10,046,646

Change in net unrealized appreciation (depreciation) of:
Investment securities	1,480,145	8,179,109

Futures contracts	(1,810,070)	1,568,793

	(329,925)	9,747,902

Net realized and unrealized gain	9,552,886	19,794,548

Net increase in net assets resulting from operations	$19,431,409	$43,909,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        AIM U.S. Government Fund

Statement of Changes in Net Assets

For the period August 1, 2009 through February 28, 2010 and the years ended July 31, 2009 and 2008

	Seven months ended
	February 28,	July 31,	July 31,
	2010	2009	2008

Operations:
Net investment income	$9,878,523	$24,114,839	$21,400,772

Net realized gain	9,882,811	10,046,646	5,456,871

Change in net unrealized appreciation (depreciation)	(329,925)	9,747,902	8,420,215

Net increase in net assets resulting from operations	19,431,409	43,909,387	35,277,858

Distributions to shareholders from net investment income:
Class A	(8,750,038)	(18,618,917)	(15,088,031)

Class B	(1,481,294)	(3,615,165)	(4,627,231)

Class C	(1,332,286)	(2,638,883)	(1,682,754)

Class R	(292,429)	(377,617)	(254,568)

Class Y	(77,822)	(79,826)	—

Investor Class	(1,315,083)	(2,141,257)	(2,049,469)

Institutional Class	(440,886)	(1,055,910)	(1,259,459)

Total distributions from net investment income	(13,689,838)	(28,527,575)	(24,961,512)

Share transactions-net:
Class A	(99,462,242)	62,986,570	50,453,863

Class B	(17,822,810)	(15,254,344)	(24,403,462)

Class C	(3,786,496)	23,463,354	11,117,744

Class R	1,098,087	6,023,720	1,623,355

Class Y	(1,897,953)	4,138,715	—

Investor Class	13,436,902	8,475,970	654,188

Institutional Class	(4,419,005)	(6,636,545)	3,010,407

Net increase (decrease) in net assets resulting from share transactions	(112,853,517)	83,197,440	42,456,095

Net increase (decrease) in net assets	(107,111,946)	98,579,252	52,772,441

Net assets:
Beginning of year	648,755,810	550,176,558	497,404,117

End of year (includes undistributed net investment income of $(23,372), $323,703 and $168,573, respectively)	$541,643,864	$648,755,810	$550,176,558

Notes to Financial Statements

February 28, 2010

NOTE 1—Significant Accounting Policies

AIM U.S. Government Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eleven separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Effective February 28, 2010, the Fund’s fiscal year-end changed from July 31 to February 28.
  The Fund’s investment objective is a high level of current income consistent with reasonable concern for safety of principal.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Under certain circumstances, Class R shares are

13        AIM U.S. Government Fund

subject to a CDSC. Effective April 1, 2010, Class R shares will no longer be subject to a CDSC. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices will be used to value debt obligations and Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

14        AIM U.S. Government Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print, which is generally 45 days from the period-end date.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the underlying fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
J.	Dollar Roll and Forward Commitment Transactions — The Fund may engage in dollar roll and forward commitment transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These transactions are often conducted on a to be announced (“TBA”) basis. In a TBA mortgage-backed transaction, the seller does not specify the particular securities to be delivered. Rather, a Fund agrees to accept any security that meets specified terms, such as an agreed upon issuer, coupon rate and terms of the underlying mortgages. TBA mortgage-backed transactions generally settle once a month on a specific date.
In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same coupon as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, the dollar roll transactions are accounted for as financing transactions in which the Fund receives compensation as either a “fee” or a “drop”. “Fee” income which is agreed upon amongst the parties at the commencement of the dollar roll and the “drop” which is the difference between the selling price and the repurchase price of the mortgage-backed securities are amortized to income. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act.
Forward commitment transactions involve commitments by the Fund to acquire or sell TBA mortgage-backed securities from/to a financial institution, such as a bank or broker-dealer at a specified future date and amount. The TBA mortgage-backed security is marked to market until settlement and the unrealized appreciation or depreciation is recorded in the statement of operations.
At the time the Fund enters into the dollar roll or forward commitment transaction, mortgage-backed securities or other liquid assets held by the Fund having a dollar value equal to the purchase price or in an amount sufficient to honor the forward commitment will be segregated.
Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other

15        AIM U.S. Government Fund

party, or its trustee or receiver, whether to enforce the Fund’s obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed the return on the securities sold.
Forward commitment transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Settlement dates of forward commitment transactions may be a month or more after entering into these transactions and as a result the market values of the securities may vary from the purchase or sale prices. Therefore, forward commitment transactions may increase the Fund’s overall interest rate exposure.
K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $200 million	0.50%

Next $300 million	0.40%

Next $500 million	0.35%

Over $1 billion	0.30%

  Under the terms of a master sub-advisory agreement approved by shareholders of the Funds between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Funds, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to each Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  On December 31, 2009, Invesco Aim Advisors, Inc., Invesco Aim Capital Management, Inc., Invesco Aim Private Asset Management, Inc. and Invesco Global Asset Management (N.A.), Inc. merged into Invesco Institutional (N.A.), Inc. and the consolidated adviser firm was renamed Invesco Advisers, Inc.
  The Adviser has contractually agreed, through at least June 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Adviser waived advisory fees of $7,499 and $22,658, respectively.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the period ended August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, Invesco Ltd. reimbursed expenses of the Fund in the amount of $526 and $1,618, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Aim Investment Services, Inc. (“IAIS”) pursuant to which the Fund has agreed to pay IAIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IAIS for certain expenses incurred by IAIS in the course of providing such services. IAIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IAIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Aim Distributors, Inc. (“IADI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with

16        AIM U.S. Government Fund

respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IADI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period August 1, 2009 to February 28, 2010, IADI advised the Fund that IADI retained $56,399 in front-end sales commissions from the sale of Class A shares and $209, $84,583, $14,828 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders. For the year ended July 31, 2009, IADI advised the Fund that IADI retained $188,324 in front-end sales commissions from the sale of Class A shares and $27,376, $184,960, $46,345 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IAIS and/or IADI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of February 28, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$14,327,239	$—	$—	$14,327,239

U.S. Treasury Securities	—	19,233,844	—	19,233,844

U.S. Government Sponsored Securities	—	509,141,801	—	509,141,801

Foreign Government Debt Securities	—	2,342,061	—	2,342,061

Sub-total	$14,327,239	$530,717,706	$—	$545,044,945

Other Investments*	1,390,817	—	—	1,390,817

Total Investments	$15,718,056	$530,717,706	$—	$546,435,762

*	Other Investments include futures, which are included at unrealized appreciation.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. GAAP has intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

17        AIM U.S. Government Fund

Value of Derivative Instruments at Period-End

The table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of February 28, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Interest rate risk
Futures contracts(a)	$1,390,817	$—

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets & Liabilities.

Effect of Derivative Instruments for the seven months ended February 28, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Futures*

Realized Gain
Interest rate risk	$8,898,093

Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(1,810,070)

Total	$7,088,023

*	The average value of futures outstanding during the period was $295,926,297.

Open Futures Contracts
	Number of	Month/		Unrealized
Contract	Contracts	Commitment	Value	Appreciation

U.S. Treasury 2 Year Notes	146	June 2010/Long	$31,745,875	$97,780

U.S. Treasury 5 Year Notes	1,178	June 2010/Long	136,574,375	683,936

U.S. Treasury 10 Year Notes	132	June 2010/Long	15,507,937	21,138

U.S. Treasury 30 Year Bonds	620	June 2010/Long	72,966,250	424,917

Ultra U.S. Treasury Bonds	40	June 2010/Long	4,922,500	163,046

Total			$261,716,937	$1,390,817

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the period August 1, 2009 to February 28, 2010, the Fund engaged in securities sales of $28,538,551, which resulted in net realized gains of $204,721. For the year ended July 31, 2009, the Fund did not engage in securities purchases or securities sales.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $8,039 and $19,029, respectively.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the period August 1, 2009 to February 28, 2010 and the year ended July 31, 2009, the Fund paid legal fees of $1,630 and $4,940, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

18        AIM U.S. Government Fund

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Period August 1, 2009 to February 28, 2010 and the Years Ended July 31, 2009 and 2008:

	2010	2009	2008

Ordinary income	$13,689,838	$28,527,575	$24,961,512

Tax Components of Net Assets at Period-End:

As of February 28, 2010, the components of net assets on a tax basis were as follows:

2010

Undistributed ordinary income	$115,755

Net unrealized appreciation — investments	11,926,030

Temporary book/tax differences	(139,126)

Capital loss carryforward	(56,373,558)

Shares of beneficial interest	586,114,763

Total net assets	$541,643,864

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to straddles.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $4,963,338 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

February 28, 2012	$4,341,598

February 28, 2013	15,201,178

February 28, 2014	17,513,797

February 28, 2015	16,185,574

February 28, 2016	3,131,411

Total capital loss carryforward	$56,373,558

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

19        AIM U.S. Government Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period August 1, 2009 through February 28, 2010 was $131,336,334 and $231,569,560, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $23,090,547 and $28,495,824, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$12,425,987

Aggregate unrealized (depreciation) of investment securities	(499,957)

Net unrealized appreciation of investment securities	$11,926,030

Cost of investments for tax purposes is $533,118,915.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of paydowns, on February 28, 2010, undistributed net investment was increased by $3,464,240 and undistributed net realized (loss) was decreased by $3,464,240. This reclassification had no effect on the net assets of the Fund.

20        AIM U.S. Government Fund

NOTE 12—Share Information

	Summary of Share Activity

	Seven months ended		Year ended		Year ended
	February 28, 2010(a)		July 31, 2009		July 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Sold:
Class A	4,789,831	$42,559,006	32,349,025	$285,258,224	14,876,823	$128,174,015

Class B	954,611	8,513,841	5,552,957	49,023,409	3,602,899	31,168,568

Class C	1,280,353	11,360,495	8,441,045	74,446,665	3,379,437	29,190,265

Class R	449,972	4,003,846	1,122,855	9,969,266	396,042	3,421,732

Class Y(b)	30,836	274,049	832,238	7,362,873	—	—

Investor Class	2,475,956	21,983,644	3,011,709	26,528,656	1,249,737	10,770,651

Institutional Class	129,923	1,153,924	327,276	2,897,444	642,684	5,525,410

Issued as reinvestment of dividends:
Class A	863,461	7,692,951	1,867,708	16,537,597	1,557,286	13,404,769

Class B	146,913	1,312,790	352,083	3,124,896	452,285	3,903,800

Class C	129,315	1,150,641	260,592	2,306,933	173,735	1,495,200

Class R	32,638	290,748	42,480	376,291	29,302	252,519

Class Y	6,604	58,833	5,872	52,057	—	—

Investor Class	138,288	1,231,765	227,079	2,010,532	221,752	1,909,867

Institutional Class	49,350	440,216	119,299	1,055,204	146,135	1,259,418

Automatic conversion of Class B shares to Class A shares:
Class A	1,221,100	10,860,527	2,731,975	24,228,339	2,710,491	23,325,003

Class B	(1,217,170)	(10,860,527)	(2,723,607)	(24,228,339)	(2,701,280)	(23,325,003)

Reacquired:
Class A(b)	(18,057,105)	(160,574,726)	(29,588,376)	(263,037,590)	(13,334,344)	(114,449,924)

Class B	(1,886,194)	(16,788,914)	(4,860,461)	(43,174,310)	(4,195,285)	(36,150,827)

Class C	(1,839,497)	(16,297,632)	(6,008,492)	(53,290,244)	(2,278,912)	(19,567,721)

Class R	(359,919)	(3,196,507)	(485,976)	(4,321,837)	(237,337)	(2,050,896)

Class Y	(251,420)	(2,230,835)	(372,292)	(3,276,215)	—	—

Investor Class(b)	(1,100,999)	(9,778,507)	(2,274,540)	(20,063,218)	(1,397,231)	(12,026,330)

Institutional Class	(674,901)	(6,013,145)	(1,212,245)	(10,589,193)	(437,457)	(3,774,421)

Net increase (decrease) in share activity	(12,688,054)	$(112,853,517)	9,718,204	$83,197,440	4,856,762	$42,456,095

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 15% of the outstanding shares of the Fund. IADI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Effective upon the commencement date of Class Y shares, October 3, 2008, the following shares were converted from Class A and Investor Class shares into Class Y shares of the Fund:

Class	Shares	Amount

Class Y	66,821	$581,346

Class A	(65,507)	(569,914)

Investor Class	(1,312)	(11,432)

NOTE 13—Subsequent Event

Effective April 30, 2010, any and all references to “AIM” or “Invesco Aim” will be changed to “Invesco”.

21        AIM U.S. Government Fund

NOTE 14—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

										Ratio of		Ratio of
				Net gains						expenses		expenses
				(losses) on						to average		to average net		Ratio of net
	Net asset			securities		Dividends				net assets		assets without		investment
	value,	Net		(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	of period	Return(a)	(000s omitted)	absorbed(b)		absorbed		net assets		turnover(c)

Class A
Seven Months ended 02/28/10	$8.82	$0.16	(d)	$0.14	$0.30	$(0.21)	$8.91	3.45%	$312,180	1.04	%(e)	1.04	%(e)	3.01	%(e)	26%
Year ended 07/31/09	8.62	0.32	(d)	0.26	0.58	(0.38)	8.82	6.81	408,039	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	(d)	0.23	0.60	(0.42)	8.62	7.28	335,216	1.06		1.06		4.25		112
Year ended 07/31/07	8.49	0.38	(d)	0.01	0.39	(0.44)	8.44	4.72	278,955	1.06		1.07		4.48		37
Year ended 07/31/06	8.83	0.33	(d)	(0.24)	0.09	(0.43)	8.49	1.10	313,107	1.22		1.23		3.87		169
Year ended 07/31/05	9.01	0.30		(0.06)	0.24	(0.42)	8.83	2.66	407,096	1.19		1.20		3.55		124

Class B
Seven Months ended 02/28/10	8.85	0.12	(d)	0.14	0.26	(0.17)	8.94	2.99	67,389	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.65	0.26	(d)	0.26	0.52	(0.32)	8.85	6.01	84,501	1.73		1.73		2.90		69
Year ended 07/31/08	8.46	0.30	(d)	0.25	0.55	(0.36)	8.65	6.60	97,091	1.81		1.81		3.50		112
Year ended 07/31/07	8.52	0.32	(d)	0.00	0.32	(0.38)	8.46	3.82	119,045	1.81		1.82		3.73		37
Year ended 07/31/06	8.86	0.27	(d)	(0.24)	0.03	(0.37)	8.52	0.36	175,638	1.97		1.98		3.12		169
Year ended 07/31/05	9.04	0.23		(0.06)	0.17	(0.35)	8.86	1.89	269,708	1.94		1.95		2.80		124

Class C
Seven Months ended 02/28/10	8.82	0.12	(d)	0.13	0.25	(0.17)	8.90	2.88	66,881	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.62	0.26	(d)	0.26	0.52	(0.32)	8.82	6.02	70,062	1.73		1.73		2.90		69
Year ended 07/31/08	8.43	0.30	(d)	0.25	0.55	(0.36)	8.62	6.61	45,269	1.81		1.81		3.50		112
Year ended 07/31/07	8.49	0.32	(d)	0.00	0.32	(0.38)	8.43	3.82	33,551	1.81		1.82		3.73		37
Year ended 07/31/06	8.82	0.27	(d)	(0.23)	0.04	(0.37)	8.49	0.48	41,849	1.97		1.98		3.12		169
Year ended 07/31/05	9.00	0.23		(0.06)	0.17	(0.35)	8.82	1.90	56,650	1.94		1.95		2.80		124

Class R
Seven Months ended 02/28/10	8.83	0.14	(d)	0.14	0.28	(0.20)	8.91	3.18	13,655	1.29	(e)	1.29	(e)	2.76	(e)	26
Year ended 07/31/09	8.63	0.30	(d)	0.26	0.56	(0.36)	8.83	6.54	12,447	1.23		1.23		3.40		69
Year ended 07/31/08	8.44	0.34	(d)	0.25	0.59	(0.40)	8.63	7.14	6,300	1.31		1.31		4.00		112
Year ended 07/31/07	8.50	0.36	(d)	0.00	0.36	(0.42)	8.44	4.34	4,577	1.31		1.32		4.23		37
Year ended 07/31/06	8.84	0.31	(d)	(0.24)	0.07	(0.41)	8.50	0.86	5,320	1.47		1.48		3.62		169
Year ended 07/31/05	9.01	0.29		(0.07)	0.22	(0.39)	8.84	2.51	4,231	1.44		1.45		3.30		124

Class Y
Seven Months ended 02/28/10	8.83	0.17	(d)	0.13	0.30	(0.22)	8.91	3.49	2,243	0.79	(e)	0.79	(e)	3.26	(e)	26
Year ended 07/31/09(f)	8.70	0.29	(d)	0.17	0.46	(0.33)	8.83	5.30	4,112	0.71	(g)	0.71	(g)	3.92	(g)	69

Investor Class
Seven Months ended 02/28/10	8.83	0.16	(d)	0.13	0.29	(0.21)	8.91	3.33	65,244	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.63	0.32	(d)	0.26	0.58	(0.38)	8.83	6.82	51,292	0.98		0.98		3.65		69
Year ended 07/31/08	8.44	0.37	(d)	0.25	0.62	(0.43)	8.63	7.45	41,807	1.02		1.02		4.29		112
Year ended 07/31/07	8.50	0.39	(d)	0.00	0.39	(0.45)	8.44	4.65	40,278	1.02		1.03		4.52		37
Year ended 07/31/06	8.83	0.34	(d)	(0.23)	0.11	(0.44)	8.50	1.26	45,437	1.15		1.16		3.94		169
Year ended 07/31/05	9.01	0.31		(0.07)	0.24	(0.42)	8.83	2.69	62,994	1.17		1.18		3.57		124

Institutional Class
Seven Months ended 02/28/10	8.84	0.18	(d)	0.14	0.32	(0.24)	8.92	3.62	14,052	0.56	(e)	0.56	(e)	3.49	(e)	26
Year ended 07/31/09	8.63	0.36	(d)	0.27	0.63	(0.42)	8.84	7.42	18,303	0.52		0.52		4.11		69
Year ended 07/31/08	8.45	0.41	(d)	0.24	0.65	(0.47)	8.63	7.80	24,494	0.56		0.56		4.75		112
Year ended 07/31/07	8.50	0.43	(d)	0.01	0.44	(0.49)	8.45	5.25	20,997	0.54		0.55		5.00		37
Year ended 07/31/06	8.84	0.38	(d)	(0.24)	0.14	(0.48)	8.50	1.63	6,183	0.70		0.71		4.39		169
Year ended 07/31/05(f)	8.90	0.10		(0.04)	0.06	(0.12)	8.84	0.67	771	0.81	(g)	0.82	(g)	3.94	(g)	124

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(b)	Ratio of interest expense to average net assets was 0.14% for the year ended July 31, 2006.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Calculated using average shares outstanding.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $366,629, $75,944, $68,382, $13,081, $3,072, $55,259 and $16,513 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(f)	Commencement date of October 3, 2008 and April 29, 2005, for Class Y and Institutional Class shares, respectively.
(g)	Annualized.

22        AIM U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds
and Shareholders of AIM U.S. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM U.S. Government Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the “Fund”) at February 28, 2010, the results of its operations, the changes in its net assets, and its financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 9, 2010
Houston, Texas

23        AIM U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2009 through February 28, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(09/01/09)	(02/28/10)[1]	Period[2]	(02/28/10)	Period[2]	Ratio
A	$1,000.00	$1,023.80	$5.22	$1,019.64	$5.21	1.04%

B	1,000.00	1,020.00	8.97	1,015.92	8.95	1.79

C	1,000.00	1,020.10	8.97	1,015.92	8.95	1.79

R	1,000.00	1,021.40	6.47	1,018.40	6.46	1.29

Y	1,000.00	1,025.10	3.97	1,020.88	3.96	0.79

Investor	1,000.00	1,023.90	5.22	1,019.64	5.21	1.04

Institutional	1,000.00	1,026.30	2.81	1,022.02	2.81	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2009 through February 28, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24        AIM U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period August 1, 2009 through February 28, 2010:

Federal and State Income Tax

Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	2.51%

*	The above percentages are based on ordinary income dividends paid to shareholders during the period, August 1, 2009 through February 28, 2010.

25        AIM U.S. Government Fund

Trustees and Officers
The address of each trustee and officer of AIM Investment Securities Funds (the “Trust”), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 105 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco Aim and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The AIM Family of Funds®; Board of Governors, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Aim Advisors, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco Aim and a global investment management firm); Director, Invesco Ltd.; Chairman and Vice Chairman, Investment Company Institute	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Aim Management Group, Inc. (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Aim Investment Services, Inc. (registered transfer agent) and INVESCO Distributors, Inc. (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, AIM Trimark Corporate Class Inc. (corporate mutual fund company) and AIM Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); Trustee and Executive Vice President, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Director, Invesco Aim Distributors, Inc. (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	None

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider)	ACE Limited (insurance company); and Investment Company Institute

Bob R. Baker — 1936 Trustee	2003	Retired	None

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios)	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company)	Administaff

Carl Frischling — 1937 Trustee	1990	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	None

Lewis F. Pennock — 1942 Trustee	1988	Partner, law firm of Pennock & Cooper	None

Larry Soll — 1942 Trustee	2003	Retired	None

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios)	None

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

T-1

Trustees and Officers — (continued)

Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Held by Trustee

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of The AIM Family of Funds®	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Aim Distributors, Inc.; Director, Vice President and Secretary, Invesco Aim Investment Services, Inc. and INVESCO Distributors, Inc.; Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; and Manager, Invesco PowerShares Capital Management LLC

		Formerly: Director, Invesco Aim Distributors, Inc.; Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.; and Vice President, The AIM Family of Funds®

		Formerly: Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The AIM Family of Funds®; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Aim Distributors, Inc.; Vice President, Invesco Aim Investment Services, Inc. and Fund Management Company	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, The AIM Family of Funds®; and Trustee PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Aim Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Aim Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Aim Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The AIM Family of Funds®; Director and Vice President, INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The AIM Family of Funds®; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The AIM Family of Funds® and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Karen Dunn Kelley — 1960 Vice President	1992	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Aim Distributors, Inc.; Senior Vice President, Invesco Aim Management Group, Inc.; and Director, Invesco Mortgage Capital Inc.; Vice President, The AIM Family of Funds® (other than AIM Treasurer’s Series Trust and Short-Term Investments Trust); and President and Principal Executive Officer, The AIM Family of Funds® (AIM Treasurer’s Series Trust and Short-Term Investments Trust only)

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The AIM Family of Funds® (AIM Treasurer’s Series Trust, Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Aim Distributors, Inc., Invesco Aim Investment Services, Inc., and The AIM Family of Funds®; and PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Aim Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The AIM Family of Funds®, PowerShares Exchange-Traded Fund Trust, PowerShares Exchang-Traded Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser) and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Distributors, Inc. and Invesco Aim Investment Services, Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 100	Invesco Advisers, Inc.	Invesco Aim Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E.	11 Greenway Plaza, Suite 100	1201 Louisiana Street, Suite 2900
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5678

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Independent Trustees	Invesco Aim Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	Kramer, Levin, Naftalis & Frankel LLP	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	1177 Avenue of the Americas	Houston, TX 77210-4739	Boston, MA 02110-2801
New York, NY 10036-2714

T-2

Invesco Aim Privacy Policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco Aim collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco Aim, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco Aim maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website — invescoaim.com. More detail is available to you at that site.

Important Notice Regarding Delivery of Security Holder Documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Aim Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invescoaim.com. In the Financial Products box, click on Mutual Funds; then, in the Fund Information box, select Complete Quarterly Holdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05686 and 033-39519.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or on the Invesco Aim website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Invesco Aim Proxy Voting Guidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2009, is available at our website, invescoaim.com. Click the About Us tab at the top of the home page; click on Legal Information; and then click on Proxy Voting Search. The information is also available on the SEC website, sec.gov.
If used after July 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
      Invesco Advisers, Inc. is an investment adviser;
it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Aim Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
     On or about April 30, 2010, Invesco Aim Distributors, Inc. becomes Invesco Distributors, Inc., Invesco Aim Investment Services, Inc. becomes Invesco Investment Services, Inc., and AIM funds become Invesco funds. In addition, invescoaim.com becomes invesco.com.

GOV-AR-1	Invesco Aim Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by PWC Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
		Provided for fiscal		Provided for fiscal
	Fees Billed for	year end 2010	Fees Billed for	year end 2009
	Services Rendered to	Pursuant to Waiver of	Services Rendered to	Pursuant to Waiver of
	the Registrant for	Pre-Approval	the Registrant for	Pre-Approval
	fiscal year end 2010	Requirement(1)	fiscal year end 2009	Requirement(1)

Audit Fees	$296,222	N/A	$413,847	N/A
Audit-Related Fees	$0	0%	$0	0%
Tax Fees(2)	$66,684	0%	$94,192	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$362,906	0%	$508,039	0%
PWC billed the Registrant aggregate non-audit fees of $66,684 for the fiscal year ended 2010, and $94,192 for the fiscal year ended 2009, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end February 28, 2010 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end July 31, 2009 includes fees billed for reviewing tax returns and consultation services.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

Fees Billed for Non-
	Fees Billed for Non-		Audit Services
	Audit Services		Rendered to Invesco
	Rendered to Invesco	Percentage of Fees	and Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	2010 That Were	Provided for fiscal year	2009 That Were	Provided for fiscal year
	Required	end 2010 Pursuant to	Required	end 2009 Pursuant to
	to be Pre-Approved	Waiver of Pre-	to be Pre-Approved	Waiver of Pre-
	by the Registrant's	Approval	by the Registrant's	Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)

Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2010, and $0 for the fiscal year ended 2009, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the AIM Funds (the “Funds”)
Last Amended September 18, 2006
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
On an annual basis, A I M Advisors, Inc. (“AIM”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of AIM.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of March 19, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of March 19, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.
(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Securities Funds

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: April 14, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date: April 14, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: April 14, 2010

EXHIBIT INDEX
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.